UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05159

RS Investment Trust

(Exact name of registrant as specified in charter)

388 Market Street San Francisco, CA	94111
(Address of principal executive offices)	(Zip code)

Terry R. Otton

c/o RS Investments

388 Market Street

San Francisco, CA 94111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-766-3863

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

2010 Semiannual Report

All data as of June 30, 2010

RS Growth Funds

Class A, B, C, K, and Y Shares

•	RS Small Cap Growth Fund

•	RS Select Growth Fund

•	RS Mid Cap Growth Fund

•	RS Growth Fund

•	RS Technology Fund

•	RS Small Cap Equity Fund

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

RS Investments

Value | Growth | International | Fixed Income

RS Funds provide clients with access to four deep and experienced investment teams – each pursuing investment opportunities consistent with its particular style. The dedicated research team approach assures that our clients benefit from process consistency, investment excellence, and choice across disciplines.

RS Value Funds	RS Growth Funds	RS Fixed Income Funds
RS Partners Fund*	RS Small Cap Growth Fund	RS Investment Quality Bond Fund
RS Value Fund	RS Select Growth Fund	RS Low Duration Bond Fund
RS Large Cap Alpha Fund	RS Mid Cap Growth Fund	RS High Yield Bond Fund
RS Investors Fund	RS Growth Fund	RS Tax-Exempt Fund
RS Global Natural Resources Fund	RS Technology Fund	RS High Yield Municipal Bond Fund
	RS Small Cap Equity Fund**	RS Floating Rate Fund
RS International Funds		RS Strategic Income Fund
RS International Growth Fund	Other RS Funds	RS Money Market Fund
RS Emerging Markets Fund*	RS S&P 500 Index Fund

*	Currently only offered to certain investors. Please see the prospectus for more information.
**	Closed to new investors.

CEO’S LETTER

Terry R. Otton CEO, RS Investments

Dear Fellow Shareholder,

The first half of the year brought more volatility to the global equity and credit markets, principally driven by the usual suspect: uncertainty. It seems nearly every economic news article highlights an encouraging data point only to be quickly reined in by an equally sobering reminder about the lingering effects of the debt crisis, unemployment, European sovereign debt, impending inflation, or depressed housing prices. Reading between the lines, it appears as if the recovery will continue, but at a much slower rate than any of us would like to see.

While these macroeconomic issues are very real and affect us all in one way or another, they are far less important to our day-to-day business than many realize. Over the long term, the performance we deliver to our shareholders will be more influenced by the successes and challenges of individual companies and securities that we pick than by the economic cycles.

As you will read in the pages that follow, we believe that our portfolio management teams are finding opportunities in companies that are well-positioned to improve their fundamental results either through restructuring, improving cash flow or credit market conditions, owning advantaged assets, de-leveraging, or delivering unique, in-demand products and services to the market. We are confident that these companies do exist — even in today’s uncertain environment — and that our investment teams are finding them.

We manage our own business much like we manage our investment portfolios — we make decisions with the long term squarely in mind. Whether it is investing in people, improving our investment processes, or refining our business systems, we are always seeking ways to enhance the performance of our funds and the service we offer to our clients.

We continue to take advantage of the economic downturn to improve our own competitive position. As many of our peers in the industry have retrenched, we have been able to attract tremendously talented individuals to our organization. We recently hired Leslie Bunim in June. Leslie brings over ten years of investing experience to RS Investments, adding even more depth to an already seasoned RS Growth Team. We are confident that Leslie will prove to be a great addition to the team.

As we continue to invest in our existing investment teams, we are also taking steps to broaden our investment offerings. The highly experienced investment team of Larry Coats, David Carr, and Christy Phillips plans to join RS Investments in the fall and will comprise the RS Core Growth Team. These individuals currently manage a conservative, large cap equity fund with an impressive 17-year track record. In terms of investment style, their “GARP” (Growth at a Reasonable Price) investment strategy will round out our large cap fund offerings by fitting neatly between RS Large Cap Alpha Fund (Value) and RS Growth Fund (Classic Growth). A well-diversified large cap

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CEO’S LETTER

portfolio with allocations to each of these investment styles will offer investors a variety of opportunities, risk profiles, and potential return streams.

Pending approval from their fund’s shareholders, anticipated to occur in September, we will welcome these great investors and their mutual fund to the RS Fund Family. The team will manage their portfolios according to their long-established investment approach, as do our other investment teams, helping to ensure that their research, investment strategy, and insights provide the kind of focused expertise your well-diversified portfolio demands.

If you have not recently visited the RS Investments website, I want to highlight the rich content that we provide on an ongoing basis. Virtually everything you need to know about investing with RS Investments is located on the site: quarterly commentaries, up-to-date performance; information about our Fund Family, detail about the people who manage your money, and much more.

Additionally, we recently launched a new online resource in support of our clients who own or are interested in RS Global Natural Resources Fund. This new site can be accessed from our homepage or at www.RSinvestments.com/GNR.htm.

RS Global Natural Resources Fund seeks long-term capital appreciation with the added potential benefits of inflation protection and participation in emerging market growth dynamics. The RS Hard Assets team’s value-driven, “downside aware” investment approach is predicated on deep, fundamental research. Spending just ten minutes on the site may expand your investment horizons and provide some additional insight into a potentially enriching long-term opportunity.

As you can see, there is always a lot going on at RS Investments — all of it focused on delivering results for you. I would like to thank you for placing your trust and confidence in RS Investments. I assure you, your trust is well placed as we take nothing more seriously.

Sincerely,

Terry R. Otton

CEO, RS Investments

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IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2010. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will change.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases and, if applied, are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. Class B performance quoted “with sales charge” reflects the maximum contingent deferred sales charge of 3%. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1%. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Fund’s reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown for such Funds would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

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RS SMALL CAP GROWTH FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Small Cap Growth Fund Commentary

Highlights

•	Equity markets declined in the first half of 2010 as weaker-than-expected economic fundamentals and a deepening European debt crisis dampened investors’ appetites for risk.

•

RS Small Cap Growth Fund experienced a small decline for the six-month period, but slightly outperformed the benchmark Russell 2000® Growth Index[3]. The Fund’s relative performance was supported by stock selection in the technology and health care sectors; stock selection in the producer durables sector detracted from relative performance.

•

RS Small Cap Growth Fund invests in a portfolio of small cap stocks that we believe offer the potential for strong organic revenue growth, superior profit margins, and sustainable competitive advantages.

Market Overview

Equity markets remained volatile in the first half of 2010, as investors tried to assess the strength of the economic recovery. Markets gained some ground in the first quarter, aided by positive corporate earnings news, especially in the technology sector, as well as by signs that the recovery was gaining traction despite the persistently high unemployment rate. In the second quarter, however, investors began to reassess their optimism as homes sales weakened after a popular homebuyer tax credit expired, while payroll employment declined again in June once Census workers completed their contracts. Adding to economic concerns were signs of slowing economic growth in China and a deepening sovereign debt crisis in Europe, where policymakers contemplated austerity measures that might hamper the pace of economic recovery. Closer to home, the oil spill in the Gulf of Mexico and the resulting moratorium on deep water drilling created uncertainty for many energy and construction-related stocks. Against this backdrop, risk-averse investors sought safety in the Treasury bond market, as major equity market indices ended the six-month period in negative territory.

Fund Performance Overview

RS Small Cap Growth Fund (Class A Shares) declined 2.02% over the six-month period ended June 30, 2010, but outperformed the benchmark Russell 2000® Growth Index, which returned -2.31%.

The Fund’s relative performance during this period was aided by stock selection in the technology sector, where top positive contributors included Isilon Systems and LogMeIn. Isilon Systems makes storage systems that accommodate large files, notably video files, more efficiently and inexpensively than do the products of its larger rivals.

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RS SMALL CAP GROWTH FUND

LogMeIn markets software that allows users to tunnel into their work- or home-based personal computers using mobile devices. LogMeIn’s Ignition application has proven very popular with iPad users seeking to access data and applications remotely.

Relative performance was also aided by our investment in Portfolio Recovery Associates, a financial services company that purchases unpaid debt from credit card companies and other creditors at very advantageous rates, and then applies its own proven debt collection strategies to recover payment.

Despite a difficult period for energy stocks overall, Fund performance benefited from an investment in Core Laboratories, a provider of advanced geology services that helps energy exploration companies better assess the characteristics of oil and gas reservoirs and then plan for the efficient and safe recovery of these resources.

On a negative note, the Fund’s relative performance was dampened by investments in companies with real or perceived sensitivity to any weakening in global economic growth. These included Telvent GIT, a provider of business integration software, Dynamex, which offers same-day delivery and logistics services in the United States and Canada, and Wonder Auto Technology, an early stage automotive parts manufacturer that is trying to tap into the vast Chinese consumer market. We liquidated our investment in Wonder Auto Technology on concerns over its ability to penetrate the Chinese consumer market during a period of economic uncertainty. We are conservatively positioned with regard to the consumer sector entering the second half of the year, maintaining an underweight allocation to this area given the continued constraints on consumer finances.

Relative performance was also dampened by the Fund’s investment in RehabCare, a provider of outpatient rehabilitation services, which faced concerns over reduced Medicare and Medicaid reimbursement rates for some of its therapy services.

Outlook

Looking ahead, we caution that global economic uncertainty could keep equity market performance volatile in the near-term. Nonetheless, our focus is not on predicting macroeconomic cycles, but instead on uncovering individual companies with solid underlying fundamentals and compelling long-term growth potential. We will continue to carefully monitor the investments we own, even as we remain on the lookout for high quality, well-capitalized growth companies that we believe can perform well regardless of the underlying economic environment.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in smaller companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

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RS SMALL CAP GROWTH FUND

Characteristics

Total Net Assets: $409,769,571

Top Ten Holdings[1]

Holding	% of Total Net Assets
Advanced Energy Industries, Inc.	2.02%
GSI Commerce, Inc.	1.90%
Medidata Solutions, Inc.	1.83%
HEICO Corp., Class A	1.64%
P.F. Chang’s China Bistro, Inc.	1.60%
Align Technology, Inc.	1.59%
Dril-Quip, Inc.	1.55%
Super Micro Computer, Inc.	1.53%
The Scotts Miracle-Gro Co., Class A	1.51%
MDC Partners, Inc., Class A	1.50%
Total	16.67%

Sector Allocation[2]

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
2	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.
3

The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

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RS SMALL CAP GROWTH FUND

Performance Update

Average Annual Total Returns
	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares 11/30/87
without sales charge	-2.02%	23.82%	-7.33%	0.76%	-6.47%	12.37%
with maximum sales charge	-6.68%	17.93%	-8.82%	-0.21%	-6.92%	12.12%
Class C Shares 9/6/07
without sales charge	-2.59%	22.14%	—	—	—	-9.24%
with sales charge	-3.56%	21.14%	—	—	—	-9.24%
Class K Shares 1/22/07	-2.32%	22.81%	-8.10%	—	—	-3.78%
Class Y Shares 5/1/07	-1.79%	24.29%	-7.00%	—	—	-4.66%
Russell 2000® Growth Index[3]	-2.31%	17.96%	-7.54%	1.14%	-1.72%	7.21%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Small Cap Growth Fund and in the Russell 2000® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (9/6/07), Class K shares (1/22/07), and Class Y shares (5/1/07) would have the following values as of June 30, 2010: $7,613 (Class C), $8,761 (Class K), and $8,599 (Class Y). While Class C and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results.

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RS SELECT GROWTH FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Select Growth Fund Commentary

Highlights

•	After gaining ground in the first quarter of 2010, equity markets sold off in the second quarter as investors began to question the strength and durability of the global economic recovery.

•

RS Select Growth Fund experienced a small decline over the period, but nonetheless outperformed its benchmarks, the Russell 2500® Growth Index[3] and the Russell 2000® Growth Index[4]. Relative performance versus the Russell 2500® Growth Index was supported by stock selection in the financial services, energy, and technology sectors. On a negative note, stock selection in the materials and processing, health care, and consumer discretionary sectors detracted from relative results.

•

RS Select Growth Fund typically invests in a portfolio of 40 to 60 growth stocks with small- to mid-size market capitalizations. We seek to identify stocks with sustainable competitive advantages and superior long-term secular growth potential.

Market Overview

Equity markets remained volatile in the first half of 2010, as investors tried to assess the strength of the economic recovery. Markets gained some ground in the first quarter, aided by positive corporate earnings news, especially in the technology sector, as well as by signs that the recovery was gaining traction despite the persistently high unemployment rate. In the second quarter, however, investors began to reassess their optimism as homes sales weakened after a popular homebuyer tax credit expired, while payroll employment declined again in June once Census workers completed their contracts. Adding to economic concerns were signs of slowing economic growth in China and a deepening sovereign debt crisis in Europe, where policymakers contemplated austerity measures that might hamper the pace of economic recovery. Closer to home, the oil spill in the Gulf of Mexico and the resulting moratorium on deep water drilling created uncertainty for many energy and construction-related stocks. Against this backdrop, risk-averse investors sought safety in the Treasury bond market, as major equity market indices ended the six-month period in negative territory.

Fund Performance Overview

RS Select Growth Fund (Class A Shares) declined 1.21% over the six-month period ended June 30, 2010. By comparison, the benchmark Russell 2500® Growth Index returned -1.82%, while the benchmark Russell 2000® Growth Index returned -2.31% for the six-month period.

Relative performance versus the Russell 2500® Growth Index was supported by stock selection in the financial services sector, and in particular by our investment in Portfolio Recovery Associates, a company that purchases unpaid debt from credit card issuers

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RS SELECT GROWTH FUND

and other companies for pennies on the dollar, and then applies its own collection techniques to recover outstanding payments.

Outside of the financial services sector, we benefited from our investment in Illumina, a provider of integrated technology that both speeds up and lowers the cost of genetic sequencing. In the technology sector, we capitalized on our investment in F5 Networks, a provider of equipment that helps data servers better balance and manage their processing loads.

Despite the difficult environment for energy stocks, the Fund’s relative performance was also supported by our investment in Core Laboratories, a provider of advanced technical services that enable energy exploration companies to assess reservoir characteristics and plan for the safe and efficient extraction of resources.

Not all of our energy sector investments worked in our favor, however. Offshore drilling equipment manufacturer Dril-Quip declined on uncertainty over the near-term outlook for drilling-related shares. We used declines in its share price to add to our position in the stock. We also maintained our investment in Comstock Resources, which has struggled against concerns over continued lackluster industrial demand for natural gas. We continue to believe that natural gas will be in demand as a more environmentally friendly, domestically abundant alternative to crude oil.

Other detractors for the period included apparel retailer Guess, which faced concerns over potential weakening in its European business. Given our confidence in the company’s brand recognition and product diversification, we held onto our position. However, we reduced our investment in networking equipment company Emulex, which has disappointed investors with its slower-than-expected transition to higher speed 8 Gb technology.

Outlook

Going forward, we will continue to focus on companies that we believe have solid long-term earnings potential that can transcend economic cycles. Our team members continue to travel extensively, visiting companies in person and seeing first-hand how they are adapting to the evolving business climate. Through this disciplined, in-depth investment process, we believe that we can deliver solid long-term capital appreciation for our investors.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in smaller companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation.

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RS SELECT GROWTH FUND

Characteristics

Total Net Assets: $57,848,473

Top Ten Holdings[1]

Holding	% of Total Net Assets
Illumina, Inc.	2.79%
The Ultimate Software Group, Inc.	2.67%
Core Laboratories N.V.	2.57%
P.F. Chang’s China Bistro, Inc.	2.54%
Dril-Quip, Inc.	2.34%
HMS Holdings Corp.	2.27%
Concho Resources, Inc.	2.26%
Align Technology, Inc.	2.21%
The Scotts Miracle-Gro Co., Class A	2.12%
HEICO Corp., Class A	2.11%
Total	23.88%

Sector Allocation[2]

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
2	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.
3

The Russell 2500® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2500® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

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RS SELECT GROWTH FUND

Performance Update

Average Annual Total Returns
	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares 8/1/96
without sales charge	-1.21%	24.07%	-6.32%	0.56%	-3.52%	8.93%
with maximum sales charge	-5.91%	18.19%	-7.82%	-0.42%	-3.99%	8.55%
Class C Shares 11/15/07
without sales charge	-1.98%	22.78%	—	—	—	-9.54%
with sales charge	-2.96%	21.78%	—	—	—	-9.54%
Class K Shares 2/12/07	-1.77%	22.40%	-7.54%	—	—	-4.65%
Class Y Shares 5/1/09	-1.03%	24.28%	—	—	—	23.98%
Russell 2500® Growth Index[3]	-1.82%	21.44%	-7.10%	1.81%	-1.06%	5.04%	*
Russell 2000® Growth Index[4]	-2.31%	17.96%	-7.54%	1.14%	-1.72%	3.22%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Select Growth Fund and in the Russell 2500® Growth Index and the Russell 2000® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (11/15/07), Class K shares (2/12/07), and Class Y shares (5/1/09) would have the following values as of June 30, 2010: $7,687 (Class C), $8,514 (Class K), and $12,841 (Class Y). While Class C and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results.

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RS MID CAP GROWTH FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Mid Cap Growth Fund Commentary

Highlights

•

Equity markets lost ground in the first six months of 2010 as optimism over the unfolding economic recovery gave way to concerns over persistent weakness in the labor and housing markets, as well as the deepening debt crisis in Europe and signs of slowing growth in China and other international markets.

•	During this challenging period, RS Mid Cap Growth Fund underperformed the benchmark Russell Midcap® Growth Index[3].

•

The Fund’s relative performance was held back most by stock selection in the health care and financial services sectors; however, stock selection in the technology and energy sectors aided relative returns.

Market Overview

Equity markets remained volatile in the first half of 2010, as investors tried to assess the strength of the economic recovery. Markets gained some ground in the first quarter, aided by positive corporate earnings news, especially in the technology sector, as well as by signs that the recovery was gaining traction despite the persistently high unemployment rate. In the second quarter, however, investors began to reassess their optimism as homes sales weakened after a popular homebuyer tax credit expired. Additionally, concerns remained over signs of slowing economic growth in China and a deepening sovereign debt crisis in Europe, where policymakers contemplated austerity measures that might hamper the pace of economic recovery. Closer to home, the oil spill in the Gulf of Mexico and the resulting moratorium on deep water drilling created uncertainty for many energy and construction-related stocks. Against this backdrop, risk-averse investors sought safety in the Treasury bond market, as major equity market indices ended the six-month period in negative territory.

Fund Performance Overview

RS Mid Cap Growth Fund (Class A Shares) declined 4.33% for the six-month period ended June 30, 2010, while the benchmark Russell Midcap® Growth Index returned -3.31%.

The Fund’s relative performance during the first half of 2010 was hurt by stock selection in the health care sector, and in particular by our investment in Human Genome Sciences. The biotech company lost favor as risk-averse investors appeared less willing to await clinical trial results for its long awaited lupus drug. We reduced our investment in the stock while we await the outcome of these trials, which are expected to be completed later this year.

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RS MID CAP GROWTH FUND

In the energy sector, our relative performance was hindered by our investment in Southwestern Energy, a natural gas exploration and production company that has been pressured by continued sluggish industrial demand for natural gas. Our continued interest in Southwestern Energy remains grounded in our belief that demand for natural gas will to rise over the long term, as utilities and other users seek a more environmentally friendly, lower cost, and domestically abundant alternative to crude oil.

Other detractors included companies that investors saw as vulnerable to a weakening global economy. These included glass container manufacturer Owens-Illinois, global engineering contracting services provider Jacobs Engineering, and apparel retailer Guess, each of which has a significant presence in the European market. Despite near-term economic uncertainty, we remain constructive on the underlying fundamentals of these companies but will continue to carefully monitor both external events and internal dynamics that might impact our confidence in these investments.

On a positive note, a number of our technology investments continued to benefit as corporations and other enterprises upgraded their networks to accommodate the explosion in high speed data traffic. Notable contributors included F5 Networks, a provider of equipment and software that helps data servers better balance and manage their processing loads, and Akamai Technologies, which enables the storing of large data files, such as video files, at locations close to the end-user.

Despite a challenging period for many energy-related stocks, Fund performance was assisted by our investment in Core Laboratories, a provider of advanced technical services that help energy exploration companies better assess reservoir characteristics and plan for the safe and efficient recovery of resources. We believe that these kinds of highly engineered solutions will continue to be in great demand.

Fund performance was also supported by a number of consumer discretionary holdings, including casino and resort company Wynn Resorts, which has benefited from impressive early results for its new and long awaited casino property on the island of Macau, in China.

Outlook

Going forward, we will continue to apply our growth investment process and our intensive, team-based research efforts to uncovering high quality, well-managed companies that we believe can sustain their competitive advantages and profit margins, delivering solid long-term performance to our investors regardless of the economic backdrop.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

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RS MID CAP GROWTH FUND

Characteristics

Total Net Assets: $50,419,905

Top Ten Holdings[1]

Holding	% of Total Net Assets
Starbucks Corp.	3.14%
Yum! Brands, Inc.	3.06%
Core Laboratories N.V.	2.69%
Southwestern Energy Co.	2.69%
Dole Food Co., Inc.	2.44%
F5 Networks, Inc.	2.30%
Activision Blizzard, Inc.	2.27%
Salesforce.com, Inc.	2.19%
The Scotts Miracle-Gro Co., Class A	2.17%
IHS, Inc., Class A	2.16%
Total	25.11%

Sector Allocation[2]

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
2	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.
3

The Russell Midcap® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

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RS MID CAP GROWTH FUND

Performance Update

Average Annual Total Returns
	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares 7/12/95
without sales charge	-4.33%	21.27%	-13.32%	-2.15%	-1.45%	6.67%
with maximum sales charge	-8.89%	15.57%	-14.71%	-3.09%	-1.93%	6.32%
Class C Shares 5/21/07
without sales charge	-4.93%	19.60%	-14.28%	—	—	-13.76%
with sales charge	-5.88%	18.60%	-14.28%	—	—	-13.76%
Class K Shares 12/4/06	-4.77%	20.23%	-13.98%	—	—	-9.45%
Class Y Shares 5/1/07	-4.30%	21.37%	-13.07%	—	—	-11.11%
Russell Midcap® Growth Index[3]	-3.31%	21.30%	-7.53%	1.37%	-1.99%	6.38%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Mid Cap Growth Fund and in the Russell Midcap® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (5/21/07), Class K shares (12/4/06), and Class Y shares (5/1/07) would have the following values as of June 30, 2010: $6,309 (Class C), $7,017 (Class K), and $6,888 (Class Y). While Class C and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results.

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RS GROWTH FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Growth Fund Commentary

Highlights

•	Global equity markets traded lower in the first half of 2010 as investor confidence in the pace of the global economic recovery started to wane.

•

RS Growth Fund underperformed its benchmark, the Russell 1000® Growth Index[3], due in part to stock selection in the financial services, technology, energy, and producer durables sectors. On a positive note, stock selection in the health care and consumer discretionary sectors contributed to relative results.

•

In selecting investments for the Fund, our experienced growth investment team seeks to select stocks with long-term growth potential that we believe offer at least a 2 to 1 ratio of upside-return potential to downside risk.

Market Overview

Equity markets remained volatile in the first half of 2010, as investors tried to assess the strength of the economic recovery. Markets gained some ground in the first quarter, assisted by positive corporate earnings news, especially in the technology sector, as well as by signs that the recovery was gaining traction despite the persistently high unemployment rate. In the second quarter, however, investors began to reassess their optimism as homes sales weakened after a popular homebuyer tax credit expired, while payroll employment declined again in June once Census workers completed their contracts. Adding to economic concerns were signs of slowing economic growth in China and a deepening sovereign debt crisis in Europe, where policymakers contemplated austerity measures that might hamper the pace of economic recovery. Closer to home, the oil spill in the Gulf of Mexico and the resulting moratorium on deep water drilling created uncertainty for many energy and construction-related stocks. Against this backdrop, risk-averse investors sought safety in the Treasury bond market, as major equity market indices ended the six-month period in negative territory.

Fund Performance Overview

RS Growth Fund (Class A Shares) declined 10.03% over the six-month period ended June 30, 2010, underperforming the benchmark Russell 1000® Growth Index, which returned -7.65%.

In a difficult climate for energy stocks, uncertainty surrounding repercussions of the Gulf oil spill overshadowed a number of the Fund’s energy sector holdings, including Transocean and Cameron International. We exited our position in Transocean during the period, but nonetheless remain constructive on our energy investments as we continue to focus on companies with proprietary technology that seeks to improve the safety and efficiency of exploration and drilling operations.

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RS GROWTH FUND

Other detractors included companies with real or perceived sensitivity to any weakening in global economic fundamentals. These included glass container manufacturer Owens-Illinois, global engineering and construction services provider Jacobs Engineering Group, and credit card company MasterCard, which also faced uncertainty surrounding new regulations affecting credit card fees. Meanwhile, fears of a slowing global economy and concern over competitive pressures in the software space created a headwind for applications software company Adobe Systems, another detractor for the period.

Economic uncertainty also worked against Internet retailing giant Amazon.com, which lost ground as its very strong earnings growth still fell short of the market’s elevated expectations. Investors have also been concerned over competitive pressures facing the company’s Kindle e-book reader.

On a positive note, relative performance was aided by the Fund’s investment in Starbucks. After taking steps to reduce its overall cost structure, the coffee retailer has recently capitalized on improving same store sales trends to improve its earnings guidance.

Relative performance was also supported by our investments in select health care stocks, including biotechnology firm Illumina and pharmaceuticals distributor AmerisourceBergen. Illumina has developed integrated technology that improves the speed and affordability of advanced genetic sequencing. AmerisourceBergen benefits from solid footholds in both the specialty and generic drug channels, two areas that are expected to grow at a faster pace than the pharmaceuticals market overall.

In the technology space, the Fund’s relative performance benefited from our investment in data storage technology company EMC, which continues to deliver impressive top-line revenue growth, supported by growing demand for advanced data storage capabilities.

Outlook

We caution that equity markets could remain volatile in the near-term as investors continue to digest economic news and try to assess the durability of the global economic recovery. Despite this near-term uncertainty, we remain confident in our disciplined approach to long-term growth investing. We continue to rely on hands-on, bottom-up research to identify companies that we believe are well-managed and well-capitalized and can deliver solid performance regardless of the underlying economic cycle.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

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RS GROWTH FUND

Characteristics

Total Net Assets: $91,162,951

Top Ten Holdings[1]

Holding	% of Total Net Assets
Apple, Inc.	4.77%
EMC Corp.	2.88%
Google, Inc., Class A	2.85%
PepsiCo, Inc.	2.70%
Target Corp.	2.57%
International Business Machines Corp.	2.46%
Starbucks Corp.	2.45%
Oracle Corp.	2.38%
United Parcel Service, Inc., Class B	2.35%
Cisco Systems, Inc.	2.29%
Total	27.70%

Sector Allocation[2]

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
2	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.
3

The Russell 1000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

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RS GROWTH FUND

Performance Update

Average Annual Total Returns
	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares 5/12/92
without sales charge	-10.03%	10.56%	-11.62%	-1.55%	-3.28%	7.70%
with maximum sales charge	-14.29%	5.37%	-13.04%	-2.50%	-3.75%	7.42%
Class C Shares 6/29/07
without sales charge	-10.65%	8.94%	-12.54%	—	—	-12.54%
with sales charge	-11.55%	7.94%	-12.54%	—	—	-12.54%
Class K Shares 11/27/06	-10.35%	9.87%	-12.07%	—	—	-7.83%
Class Y Shares 5/1/07	-9.91%	10.66%	-11.46%	—	—	-9.41%
Russell 1000® Growth Index[3]	-7.65%	13.62%	-6.91%	0.38%	-5.14%	6.01%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Growth Fund and in the Russell 1000® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (6/29/07), Class K shares (11/27/06), and Class Y shares (5/1/07) would have the following values as of June 30, 2010: $6,688 (Class C), $7,462 (Class K), and $7,313 (Class Y). While Class C and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results.

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RS TECHNOLOGY FUND

Investment Style:

Technology Sector

RS Technology Fund Commentary

Highlights

•

Despite a continued rebound in enterprise technology investment, especially in the storage and networking areas, investors’ reduced tolerance for risk triggered a decline in technology shares by the end of the six-month performance period.

•

RS Technology Fund experienced a small decline over the period, but nonetheless significantly outperformed the benchmark the S&P® North American Technology Sector Index™[3] as well as the S&P 500® Index[4].

•

We attribute the Fund’s relative outperformance to our disciplined, research-intensive stock selection, which was especially beneficial in the software, semiconductors, computer technology and communications technology areas of the technology market. On a negative note, relative performance was dampened by the Fund’s modest exposure to technology-related solar energy companies.

Market Overview

Equity markets remained volatile in the first half of 2010, as investors tried to assess the strength of the economic recovery. Markets gained some ground in the first quarter, aided by positive corporate earnings news, especially in the technology sector, as well as by signs that the recovery was gaining traction despite the persistently high unemployment rate. In the second quarter, however, investors began to reassess their optimism as homes sales weakened after a popular homebuyer tax credit expired, while payroll employment declined again in June once Census workers completed their contracts. Adding to economic concerns were signs of slowing economic growth in China and a deepening sovereign debt crisis in Europe, where policymakers contemplated austerity measures that might hamper the pace of economic recovery. Closer to home, the oil spill in the Gulf of Mexico and the resulting moratorium on deep water drilling created uncertainty for many energy and construction-related stocks. Against this backdrop, investors lost their appetites for risk and sold shares across most sectors of the equity market.

Fund Performance Overview

RS Technology Fund (Class A Shares) declined 0.54% in the six-month period ended June 30, 2010, well outperforming its benchmarks, the S&P® North American Technology Sector Index, which returned -10.77%, and the broader S&P 500® Index, which returned -6.65%.

The Fund’s relative performance benefited from exposure to technology companies capitalizing on renewed corporate investments in data networking and storage capabilities. These included F5 Networks, a provider of networking systems that help to balance and manage data server processing loads, as well as Acme Packet, a maker of session border controllers (SBCs) that support the delivery of interactive voice, video, and data communications over the Internet. Both companies continued to deliver impressive earnings performance, supported by improving enterprise investment.

Entropic Communications was another leading contributor during the period. Entropic makes chipsets that enable consumers to network their digital video recorder (DVR)

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RS TECHNOLOGY FUND

functionality across multiple televisions. This technology is now being rolled out by a number of different cable providers.

Among the other positive contributors to Fund performance were smaller, emerging technology companies that were gaining investor recognition. These included Isilon Systems, which is capitalizing on the popularity of video streaming over the internet by furnishing storage systems that accommodate large files, notably video files, more efficiently and inexpensively than do the products of its larger rivals.

On a negative note, the Fund’s relative performance was dampened by investments in solar energy-related companies Trina Solar and Suntech Power. Relative performance was also hindered by the Fund’s underweight position in hardware maker Apple, which continued to benefit from the popularity of its mobile computing devices. While the Fund holds a significant investment in Apple, our risk management guidelines prevent us from making disproportionately large bets on any single company. While we stand by this positioning, our underweight exposure did curtail our performance relative to the benchmark S&P® North American Technology Sector Index for the period.

Other individual detractors from relative performance included Emulex and FormFactor. A leading provider of converged networking storage and connectivity solutions for data centers, Emulex has faced concerns over its slower-than-expected transition to 8 Gb technology, as well as over the debt it assumed with a recent acquisition. We reduced our position in the stock. Meanwhile, FormFactor, a manufacturer of precision semiconductor wafer cards, has been pressured by disappointing earnings growth, as well as by uncertainty over pricing pressures and the global economic outlook. We liquidated our investment in the stock.

Outlook

We continue to focus on innovative technology companies across the market cap spectrum that are benefitting from efficiency improvements and the expanding use of technology among consumers. We are also finding attractive opportunities in the enterprise segment as companies continue to upgrade their data centers. Through our diligent, fundamental research efforts, our goal is to identify compelling technology-related companies that we believe can deliver exceptional long-term revenue growth, regardless of economic backdrop.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in high-technology and Internet-related sectors may be highly volatile. Companies in these sectors operate in markets that are characterized by rapid change, evolving industry standards, frequent new service and product announcements, introductions, enhancements and changing customer demands. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility.

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RS TECHNOLOGY FUND

Characteristics

Total Net Assets: $130,803,041

Top Ten Holdings[1]

Holding	% of Total Net Assets
Apple, Inc.	5.48%
EMC Corp.	3.47%
Google, Inc., Class A	3.31%
Entropic Communications, Inc.	3.19%
Microsoft Corp.	3.14%
Advanced Energy Industries, Inc.	2.63%
Synopsys, Inc.	2.54%
Super Micro Computer, Inc.	2.48%
O2Micro International Ltd., ADR	2.28%
F5 Networks, Inc.	2.23%
Total	30.75%

Sector Allocation[2]

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
2	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.
3

The S&P North American Technology Sector IndexTM is a modified capitalization-weighted index based on a universe of technology-related stocks. Index results do not assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

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RS TECHNOLOGY FUND

Performance Update

Average Annual Total Returns
	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares 11/15/95
without sales charge	-0.54%	24.98%	-2.76%	4.30%	-5.21%	7.22%
with maximum sales charge	-5.25%	19.05%	-4.32%	3.28%	-5.67%	6.86%
Class C Shares 5/2/07
without sales charge	-0.97%	23.68%	-3.80%	—	—	-1.64%
with sales charge	-1.96%	22.68%	-3.80%	—	—	-1.64%
Class K Shares 1/19/07	-0.89%	23.91%	-3.47%	—	—	1.17%
Class Y Shares 5/1/07	-0.40%	25.36%	-2.42%	—	—	0.00%
S&P North American Technology Sector IndexTM 3	-10.77%	14.86%	-5.04%	2.33%	-8.56%	5.52%	*
S&P 500® Index[4]	-6.65%	14.43%	-9.81%	-0.79%	-1.59%	5.70%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Technology Fund and in the S&P North American Technology Sector IndexTM and the S&P 500® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (5/2/07), Class K shares (1/19/07), and Class Y shares (5/1/07) would have the following values as of June 30, 2010: $9,492 (Class C), $10,407 (Class K), and $10,001 (Class Y). While Class C and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results.

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RS SMALL CAP EQUITY FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Small Cap Equity Fund Commentary

Highlights

•

The stock market delivered negative performance in the first half of 2010, as investor optimism over prospects for a global economic recovery was dampened by the European debt crisis and continued constraints on U.S. consumer spending.

•

RS Small Cap Equity Fund experienced a small decline for the six-month period, but outperformed the Russell 2000® Growth Index[3]. Relative performance was supported by stock selection in the technology, health care, and energy sectors. Stock selection in the producer durables sector weighed on relative results.

•

We continue to rely on a team-based investment approach that seeks to identify well-managed, smaller cap companies that combine favorable long-term secular growth trends with some catalyst for medium-term expansion.

Market Overview

Equity markets remained volatile in the first half of 2010, as investors tried to assess the strength of the economic recovery. Markets gained some ground in the first quarter, aided by positive corporate earnings news, especially in the technology sector, as well as by signs that the recovery was gaining traction despite the persistently high unemployment rate. In the second quarter, however, investors began to reassess their optimism as homes sales weakened after a popular homebuyer tax credit expired, while payroll employment declined again in June once Census workers completed their contracts. Adding to economic concerns were signs of slowing economic growth in China and a deepening sovereign debt crisis in Europe, where policymakers contemplated austerity measures that might hamper the pace of economic recovery. Closer to home, the oil spill in the Gulf of Mexico and the resulting moratorium on deep water drilling created uncertainty for many energy and construction-related stocks. Against this backdrop, risk-averse investors sought safety in the Treasury bond market, as major equity market indices ended the six-month period in negative territory.

Fund Performance Overview

RS Small Cap Equity Fund (Class A Shares) declined 1.85% over the six-month period ended June 30, 2010, but outperformed the benchmark Russell 2000® Growth Index, which returned -2.31%.

The Fund’s relative performance was supported by investments in several emerging technology companies that are capitalizing on increased enterprise demand for enhanced data networking and storage capabilities. Positive contributors included Isilon Systems, a maker of storage systems that accommodate large data files, and LogMeIn, which sells software and mobile device applications that enable users to remotely access their work- and home-based computers.

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RS SMALL CAP EQUITY FUND

Despite a difficult environment for energy stocks, two of the Fund’s individual energy holdings gained ground. These were independent oil and gas exploration firm Concho Resources and Core Laboratories, a company that provides reservoir description and management services that are critical to planning for the safe and efficient recovery of well resources.

On a negative note, relative performance was hurt by stock selection in the producer durables sector, where a number of our holdings were pressured by concerns over weakening global economic trends. Detractors included Telvent GIT, a provider of business integration software and infrastructure management services, and Dynamex, a company that provides same-day delivery and logistics services in the United States and Canada.

Relative performance was also held back by our investment in RehabCare, a provider of out-patient rehabilitation services. Our interest in RehabCare reflects our focus on health care companies that are improving patient outcomes by providing cost-effective treatments outside of the hospital setting. Unfortunately, the company has faced concerns over reduced Medicare and Medicaid reimbursement rates for some of its therapy services.

Outlook

We believe that global economic uncertainty could create volatility within the equity markets in the near-term. However, we continue to focus on our fundamental, bottom-up investment process to uncover companies with competitive advantages and sustainable growth potential that we believe can perform well regardless of the underlying macroeconomic environment.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Small cap investing entails special risks. Small-cap stocks have tended to be more volatile and to drop more in down markets than large-cap stocks. This may happen because small companies may be limited in terms of product lines, financial resources and management.

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RS SMALL CAP EQUITY FUND

Characteristics

Total Net Assets: $88,351,320

Top Ten Holdings[1]

Holding	% of Total Net Assets
Concho Resources, Inc.	2.22%
Advanced Energy Industries, Inc.	2.06%
GSI Commerce, Inc.	1.93%
Medidata Solutions, Inc.	1.80%
HEICO Corp., Class A	1.60%
P.F. Chang’s China Bistro, Inc.	1.55%
Align Technology, Inc.	1.51%
The Scotts Miracle-Gro Co., Class A	1.48%
Core Laboratories N.V.	1.48%
Dril-Quip, Inc.	1.47%
Total	17.10%

Sector Allocation[2]

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
2	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.
3

The Russell 2000® Growth Index is an unmanaged market capitalization-weighted index that measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is an unmanaged market capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

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RS SMALL CAP EQUITY FUND

Performance Update

Average Annual Total Returns
	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares 5/1/97
without sales charge	-1.85%	22.22%	-6.75%	1.94%	1.79%	6.57%
with maximum sales charge	-6.51%	16.40%	-8.26%	0.96%	1.29%	6.18%
Class B Shares 5/6/97
without sales charge	-2.35%	21.12%	-7.67%	0.92%	1.01%	5.73%
with sales charge	-5.28%	18.12%	-8.11%	0.80%	1.01%	5.73%
Class C Shares 8/7/00
without sales charge	-2.27%	21.00%	-7.60%	1.02%	—	0.59%
with sales charge	-3.25%	20.00%	-7.60%	1.02%	—	0.59%
Class K Shares 5/15/01	-1.94%	21.93%	-7.05%	1.61%	—	3.75%
Class Y Shares 5/1/07	-1.77%	22.29%	-6.55%	—	—	-5.51%
Russell 2000® Growth Index[3]	-2.31%	17.96%	-7.54%	1.14%	-1.72%	3.41%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Small Cap Equity Fund and in the Russell 2000® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made 10 years ago in Class B shares and upon the inception of Class C shares (8/7/00), Class K shares (5/15/01), and Class Y shares (5/1/07) would have the following values as of June 30, 2010: $11,058 (Class B), $10,596 (Class C), $13,998 (Class K), and $8,358 (Class Y). While Class B, Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Park Avenue Small Cap Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

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IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2010. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will change.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases and, if applied, are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. Class B performance quoted “with sales charge” reflects the maximum contingent deferred sales charge of 3%. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1%. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Fund’s reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown for such Funds would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

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UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Based on Actual Return		Beginning Account Value 1/1/10	Ending Account Value 6/30/10	Expenses Paid During Period* 1/1/10-6/30/10	Expense Ratio During Period 1/1/10-6/30/10
RS Small Cap Growth Fund	Class A	$1,000.00	$979.80	$6.63	1.35%
	Class C	$1,000.00	$974.10	$12.29	2.51%
	Class K	$1,000.00	$976.80	$9.59	1.96%
	Class Y	$1,000.00	$982.10	$4.97	1.01%
RS Select Growth Fund	Class A	$1,000.00	$987.90	$6.65	1.35%
	Class C	$1,000.00	$980.20	$15.43	3.14%
	Class K	$1,000.00	$982.30	$12.33	2.51%
	Class Y	$1,000.00	$989.70	$5.15	1.04%

www.RSinvestments.com	29

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

Based on Actual Return		Beginning Account Value 1/1/10	Ending Account Value 6/30/10	Expenses Paid During Period* 1/1/10-6/30/10	Expense Ratio During Period 1/1/10-6/30/10
RS Mid Cap Growth Fund	Class A	$1,000.00	$956.70	$7.22	1.49%
	Class C	$1,000.00	$950.70	$13.64	2.82%
	Class K	$1,000.00	$952.30	$10.78	2.23%
	Class Y	$1,000.00	$957.00	$6.45	1.33%
RS Growth Fund	Class A	$1,000.00	$899.70	$6.39	1.36%
	Class C	$1,000.00	$893.50	$12.58	2.68%
	Class K	$1,000.00	$896.50	$9.36	1.99%
	Class Y	$1,000.00	$900.90	$6.02	1.28%
RS Technology Fund	Class A	$1,000.00	$994.60	$7.64	1.54%
	Class C	$1,000.00	$990.30	$12.19	2.47%
	Class K	$1,000.00	$991.10	$11.00	2.23%
	Class Y	$1,000.00	$996.00	$6.71	1.36%
RS Small Cap Equity Fund	Class A	$1,000.00	$981.50	$6.24	1.27%
	Class B	$1,000.00	$976.50	$11.52	2.35%
	Class C	$1,000.00	$977.30	$10.89	2.22%
	Class K	$1,000.00	$980.60	$7.86	1.60%
	Class Y	$1,000.00	$982.30	$7.21	1.47%
Based on Hypothetical Return (5% Return Before Expenses)
RS Small Cap Growth Fund	Class A	$1,000.00	$1,018.10	$6.76	1.35%
	Class C	$1,000.00	$1,012.34	$12.53	2.51%
	Class K	$1,000.00	$1,015.09	$9.77	1.96%
	Class Y	$1,000.00	$1,019.78	$5.06	1.01%
RS Select Growth Fund	Class A	$1,000.00	$1,018.10	$6.76	1.35%
	Class C	$1,000.00	$1,009.21	$15.66	3.14%
	Class K	$1,000.00	$1,012.35	$12.52	2.51%
	Class Y	$1,000.00	$1,019.62	$5.22	1.04%
RS Mid Cap Growth Fund	Class A	$1,000.00	$1,017.42	$7.44	1.49%
	Class C	$1,000.00	$1,010.81	$14.06	2.82%
	Class K	$1,000.00	$1,013.75	$11.12	2.23%
	Class Y	$1,000.00	$1,018.20	$6.65	1.33%
RS Growth Fund	Class A	$1,000.00	$1,018.07	$6.79	1.36%
	Class C	$1,000.00	$1,011.51	$13.36	2.68%
	Class K	$1,000.00	$1,014.92	$9.95	1.99%
	Class Y	$1,000.00	$1,018.46	$6.40	1.28%
RS Technology Fund	Class A	$1,000.00	$1,017.13	$7.73	1.54%
	Class C	$1,000.00	$1,012.55	$12.32	2.47%
	Class K	$1,000.00	$1,013.75	$11.12	2.23%
	Class Y	$1,000.00	$1,018.07	$6.78	1.36%
RS Small Cap Equity Fund	Class A	$1,000.00	$1,018.50	$6.36	1.27%
	Class B	$1,000.00	$1,013.14	$11.73	2.35%
	Class C	$1,000.00	$1,013.78	$11.09	2.22%
	Class K	$1,000.00	$1,016.86	$8.00	1.60%
	Class Y	$1,000.00	$1,017.53	$7.33	1.47%
*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

30	www.RSinvestments.com

Financial Information

Six-Month Period Ended June 30, 2010

SCHEDULE OF INVESTMENTS — RS SMALL CAP GROWTH FUND

June 30, 2010 (unaudited)	Shares	Value
Common Stocks – 99.3%
Advertising Agencies – 1.5%
MDC Partners, Inc., Class A	574,950	$6,140,466

		6,140,466
Aerospace – 2.9%
HEICO Corp., Class A	249,952	6,736,207
Orbital Sciences Corp.(1)	315,990	4,983,162

		11,719,369
Back Office Support, HR, And Consulting – 2.2%
ICF International, Inc.(1)	240,682	5,759,520
On Assignment, Inc.(1)	616,929	3,103,153

		8,862,673
Banks: Diversified – 1.9%
First Financial Bancorp	263,471	3,938,892
IBERIABANK Corp.	78,280	4,029,854

		7,968,746
Beverage: Soft Drinks – 1.0%
Peet’s Coffee & Tea, Inc.(1)	105,200	4,131,204

		4,131,204
Biotechnology – 4.7%
Halozyme Therapeutics, Inc.(1)	658,669	4,637,030
Nektar Therapeutics(1)	398,160	4,817,736
Pharmasset, Inc.(1)	102,642	2,806,232
Savient Pharmaceuticals, Inc.(1)	274,450	3,458,070
Seattle Genetics, Inc.(1)	308,450	3,698,316

		19,417,384
Casinos & Gambling – 0.9%
WMS Industries, Inc.(1)	98,490	3,865,733

		3,865,733
Commercial Services – 0.9%
Aegean Marine Petroleum Network, Inc.	193,800	3,872,124

		3,872,124
Communications Technology – 1.7%
Emulex Corp.(1)	248,070	2,277,283
Oclaro, Inc.(1)	410,504	4,552,489

		6,829,772
Computer Services, Software & Systems – 13.7%
comScore, Inc.(1)	317,031	5,221,500
Concur Technologies, Inc.(1)	77,520	3,308,554

32	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP GROWTH FUND

June 30, 2010 (unaudited)	Shares	Value
Computer Services, Software & Systems (continued)
Digital River, Inc.(1)	218,460	$5,223,379
Dynavox, Inc., Class A(1)	340,650	5,453,807
Gartner, Inc.(1)	245,610	5,710,433
Informatica Corp.(1)	213,800	5,105,544
Internet Brands, Inc., Class A(1)	519,393	5,365,330
LogMeIn, Inc.(1)	209,260	5,488,890
Rackspace Hosting, Inc.(1)	267,630	4,908,334
The Ultimate Software Group, Inc.(1)	163,770	5,381,482
VeriFone Systems, Inc.(1)	266,591	5,046,568

		56,213,821
Computer Technology – 2.5%
Isilon Systems, Inc.(1)	296,719	3,809,872
Super Micro Computer, Inc.(1)	465,173	6,279,835

		10,089,707
Consumer Electronics – 0.6%
TiVo, Inc.(1)	355,800	2,625,804

		2,625,804
Consumer Lending – 1.1%
Portfolio Recovery Associates, Inc.(1)	67,180	4,486,280

		4,486,280
Consumer Services: Miscellaneous – 1.4%
Ancestry.com, Inc.(1)	318,390	5,610,032

		5,610,032
Diversified Retail – 1.9%
GSI Commerce, Inc.(1)	270,431	7,788,413

		7,788,413
Education Services – 1.3%
American Public Education, Inc.(1)	118,735	5,188,720

		5,188,720
Engineering & Contracting Services – 1.1%
Aecom Technology Corp.(1)	187,000	4,312,220

		4,312,220
Fertilizers – 1.5%
The Scotts Miracle-Gro Co., Class A	139,430	6,192,086

		6,192,086
Financial Data & Systems – 1.0%
Wright Express Corp.(1)	131,880	3,916,836

		3,916,836

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	33

SCHEDULE OF INVESTMENTS — RS SMALL CAP GROWTH FUND

June 30, 2010 (unaudited)	Shares	Value
Foods – 2.5%
Diamond Foods, Inc.	141,640	$5,821,404
Dole Food Co., Inc.(1)	428,970	4,474,157

		10,295,561
Health Care Services – 7.8%
Accretive Health, Inc.(1)	148,990	1,971,138
Gentiva Health Services, Inc.(1)	79,650	2,151,347
HMS Holdings Corp.(1)	112,810	6,116,558
ICON PLC, ADR(1)	184,620	5,333,672
Medidata Solutions, Inc.(1)	484,600	7,506,454
RehabCare Group, Inc.(1)	211,831	4,613,679
SXC Health Solutions Corp.(1)	58,550	4,288,787

		31,981,635
Insurance: Property-Casualty – 1.0%
Tower Group, Inc.	197,221	4,246,168

		4,246,168
Machinery: Industrial – 1.2%
Gardner Denver, Inc.	110,280	4,917,385

		4,917,385
Medical & Dental Instruments & Supplies – 4.6%
Align Technology, Inc.(1)	439,487	6,535,172
Insulet Corp.(1)	252,040	3,793,202
Volcano Corp.(1)	208,410	4,547,506
West Pharmaceutical Services, Inc.	107,760	3,932,162

		18,808,042
Medical Equipment – 3.7%
Accuray, Inc.(1)	662,910	4,395,093
Dexcom, Inc.(1)	330,191	3,817,008
Vital Images, Inc.(1)	309,582	3,947,171
Zoll Medical Corp.(1)	109,600	2,970,160

		15,129,432
Metals & Minerals: Diversified – 0.8%
Thompson Creek Metals Co., Inc.(1)	371,012	3,220,384

		3,220,384
Oil Well Equipment & Services – 4.0%
Complete Production Services, Inc.(1)	257,750	3,685,825
Core Laboratories N.V.	41,529	6,130,095
Dril-Quip, Inc.(1)	144,640	6,367,053

		16,182,973

34	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP GROWTH FUND

June 30, 2010 (unaudited)	Shares	Value
Oil: Crude Producers – 2.1%
Comstock Resources, Inc.(1)	112,360	$3,114,619
Concho Resources, Inc.(1)	96,900	5,361,477

		8,476,096
Pharmaceuticals – 3.6%
BioMarin Pharmaceutical, Inc.(1)	276,970	5,251,351
Eurand N.V.(1)	421,170	4,081,137
Salix Pharmaceuticals Ltd.(1)	142,650	5,567,630

		14,900,118
Power Transmission Equipment – 2.0%
Advanced Energy Industries, Inc.(1)	674,079	8,284,431

		8,284,431
Printing And Copying Services – 0.8%
VistaPrint N.V.(1)	69,270	3,289,632

		3,289,632
Producer Durables: Miscellaneous – 1.0%
BE Aerospace, Inc.(1)	153,180	3,895,367

		3,895,367
Restaurants – 2.9%
BJ’s Restaurants, Inc.(1)	232,670	5,491,012
P.F. Chang’s China Bistro, Inc.	165,110	6,546,611

		12,037,623
Scientific Instruments: Electrical – 0.9%
GrafTech International Ltd.(1)	257,080	3,758,510

		3,758,510
Scientific Instruments: Gauges & Meters – 0.8%
Itron, Inc.(1)	50,070	3,095,327

		3,095,327
Securities Brokerage & Services – 1.0%
MarketAxess Holdings, Inc.	307,312	4,237,832

		4,237,832
Semiconductors & Components – 3.1%
Atheros Communications(1)	66,800	1,839,672
Cavium Networks, Inc.(1)	138,610	3,630,196
Netlogic Microsystems, Inc.(1)	128,000	3,481,600
O2Micro International Ltd., ADR(1)	648,636	3,852,898

		12,804,366

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	35

SCHEDULE OF INVESTMENTS — RS SMALL CAP GROWTH FUND

June 30, 2010 (unaudited)	Shares	Value
Specialty Retail – 3.2%
Lumber Liquidators Holdings, Inc.(1)	162,400	$3,788,792
Ulta Salon, Cosmetics & Fragrance, Inc.(1)	186,210	4,405,728
Zumiez, Inc.(1)	306,044	4,930,369

		13,124,889
Textiles, Apparel & Shoes – 3.5%
Guess?, Inc.	149,920	4,683,501
Lululemon Athletica, Inc.(1)	108,320	4,031,670
Under Armour, Inc., Class A(1)	168,390	5,578,761

		14,293,932
Transportation: Miscellaneous – 0.9%
Dynamex, Inc.(1)	309,400	3,774,680

		3,774,680
Truckers – 2.8%
Landstar System, Inc.	108,760	4,240,552
Marten Transport Ltd.(1)	140,645	2,922,603
Roadrunner Transportation Systems, Inc.(1)	310,180	4,407,658

		11,570,813
Utilities: Telecommunications – 1.3%
j2 Global Communications, Inc.(1)	238,802	5,215,436

		5,215,436
Total Common Stocks (Cost $362,141,565)		$406,772,022

	Warrants	Value
Warrants – 0.0%
Communications Technology – 0.0%
Lantronix, Inc.(1)(2)	14,718	—

		—
Total Warrants (Cost $0)		—

36	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP GROWTH FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Repurchase Agreements – 0.8%

State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 6/30/2010, maturity value of $3,477,000, due 7/1/2010(3)	$3,477,000	$3,477,000
Total Repurchase Agreements (Cost $3,477,000)		3,477,000
Total Investments - 100.1% (Cost $365,618,565)		410,249,022
Other Liabilities, Net - (0.1)%		(479,451)
Total Net Assets - 100.0%		$409,769,571

(1)	Non-income producing security.
(2)	Fair valued security. See 1a in Notes to Financial Statements.
(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bond	4.375%	11/15/2039	$3,547,739

Legend:

ADR – American Depositary Receipt.

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$406,772,022	$—	$—	$406,772,022

Warrants	—	—	—	—

Repurchase Agreements	—	3,477,000	—	3,477,000

Total	$406,772,022	$3,477,000	$—	$410,249,022

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	37

SCHEDULE OF INVESTMENTS — RS SELECT GROWTH FUND

June 30, 2010 (unaudited)	Shares	Value
Common Stocks – 95.3%
Aerospace – 3.4%
HEICO Corp., Class A	45,270	$1,220,027
TransDigm Group, Inc.	14,180	723,605

		1,943,632
Asset Management & Custodian – 0.9%
Affiliated Managers Group, Inc.(1)	9,000	546,930

		546,930
Back Office Support, HR, And Consulting – 1.6%
Verisk Analytics, Inc., Class A(1)	29,980	896,402

		896,402
Banks: Diversified – 1.0%
SVB Financial Group(1)	14,720	606,906

		606,906
Casinos & Gambling – 1.2%
WMS Industries, Inc.(1)	17,650	692,763

		692,763
Chemicals: Diversified – 2.1%
Celanese Corp., Series A	21,250	529,338
FMC Corp.	12,275	704,953

		1,234,291
Communications Technology – 0.9%
Emulex Corp.(1)	58,630	538,223

		538,223
Computer Services, Software & Systems – 15.2%
Concur Technologies, Inc.(1)	20,300	866,404
Digital River, Inc.(1)	43,970	1,051,323
F5 Networks, Inc.(1)	14,310	981,237
Gartner, Inc.(1)	46,050	1,070,662
Rackspace Hosting, Inc.(1)	54,030	990,910
Rovi Corp.(1)	30,910	1,171,798
The Ultimate Software Group, Inc.(1)	46,950	1,542,777
VeriFone Systems, Inc.(1)	59,618	1,128,569

		8,803,680
Computer Technology – 1.8%
Super Micro Computer, Inc.(1)	77,490	1,046,115

		1,046,115
Consumer Lending – 1.5%
Portfolio Recovery Associates, Inc.(1)	13,060	872,147

		872,147

38	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SELECT GROWTH FUND

June 30, 2010 (unaudited)	Shares	Value
Education Services – 1.8%
American Public Education, Inc.(1)	24,084	$1,052,471

		1,052,471
Engineering & Contracting Services – 1.4%
Aecom Technology Corp.(1)	34,550	796,723

		796,723
Fertilizers – 2.1%
The Scotts Miracle-Gro Co., Class A	27,640	1,227,492

		1,227,492
Financial Data & Systems – 4.4%
Alliance Data Systems Corp.(1)	8,880	528,537
IHS, Inc., Class A(1)	20,850	1,218,057
Wright Express Corp.(1)	27,360	812,592

		2,559,186
Foods – 2.0%
Diamond Foods, Inc.	27,620	1,135,182

		1,135,182
Health Care Facilities – 1.6%
Brookdale Senior Living, Inc.(1)	61,890	928,350

		928,350
Health Care Services – 2.3%
HMS Holdings Corp.(1)	24,170	1,310,497

		1,310,497
Insurance: Property-Casualty – 1.4%
Tower Group, Inc.	37,160	800,055

		800,055
Medical & Dental Instruments & Supplies – 3.7%
Align Technology, Inc.(1)	86,010	1,278,968
West Pharmaceutical Services, Inc.	23,430	854,961

		2,133,929
Medical Equipment – 4.8%
Illumina, Inc.(1)	37,019	1,611,437
Sirona Dental Systems, Inc.(1)	32,630	1,136,829

		2,748,266
Medical Services – 2.0%
Covance, Inc.(1)	22,080	1,133,146

		1,133,146
Metals & Minerals: Diversified – 1.1%
Thompson Creek Metals Co., Inc.(1)	71,556	621,106

		621,106

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	39

SCHEDULE OF INVESTMENTS — RS SELECT GROWTH FUND

June 30, 2010 (unaudited)	Shares	Value
Oil Well Equipment & Services – 4.9%
Core Laboratories N.V.	10,070	$1,486,433
Dril-Quip, Inc.(1)	30,720	1,352,294

		2,838,727
Oil: Crude Producers – 3.6%
Comstock Resources, Inc.(1)	27,330	757,587
Concho Resources, Inc.(1)	23,630	1,307,448

		2,065,035
Pharmaceuticals – 5.7%
BioMarin Pharmaceutical, Inc.(1)	61,980	1,175,141
Salix Pharmaceuticals Ltd.(1)	27,680	1,080,350
United Therapeutics Corp.(1)	21,000	1,025,010

		3,280,501
Printing And Copying Services – 1.6%
VistaPrint N.V.(1)	19,550	928,430

		928,430
Producer Durables: Miscellaneous – 1.4%
BE Aerospace, Inc.(1)	32,450	825,204

		825,204
Restaurants – 2.5%
P.F. Chang’s China Bistro, Inc.	37,040	1,468,636

		1,468,636
Scientific Instruments: Electrical – 1.4%
GrafTech International Ltd.(1)	54,990	803,954

		803,954
Scientific Instruments: Gauges & Meters – 1.1%
Itron, Inc.(1)	10,660	659,001

		659,001
Semiconductors & Components – 2.1%
Cavium Networks, Inc.(1)	25,780	675,178
Cree, Inc.(1)	9,210	552,877

		1,228,055
Specialty Retail – 1.1%
Ulta Salon, Cosmetics & Fragrance, Inc.(1)	26,390	624,387

		624,387
Telecommunications Equipment – 0.9%
CommScope, Inc.(1)	22,970	545,997

		545,997
Textiles, Apparel & Shoes – 6.5%
Guess?, Inc.	35,030	1,094,337

40	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SELECT GROWTH FUND

June 30, 2010 (unaudited)	Shares	Value
Textiles, Apparel & Shoes (continued)
J. Crew Group, Inc.(1)	18,200	$669,942
Lululemon Athletica, Inc.(1)	22,950	854,199
Under Armour, Inc., Class A(1)	34,400	1,139,672

		3,758,150
Truckers – 2.5%
Landstar System, Inc.	22,160	864,019
Marten Transport Ltd.(1)	28,540	593,061

		1,457,080
Utilities: Telecommunications – 1.8%
j2 Global Communications, Inc.(1)	47,468	1,036,701

		1,036,701
Total Common Stocks (Cost $51,211,900)		55,147,350

	Principal Amount	Value
Repurchase Agreements – 4.1%
State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 6/30/2010, maturity value of $2,380,000, due 7/1/2010(2)	$2,380,000	2,380,000
Total Repurchase Agreements (Cost $2,380,000)		2,380,000
Total Investments - 99.4% (Cost $53,591,900)		57,527,350
Other Assets, Net - 0.6%		321,123
Total Net Assets - 100.0%		$57,848,473

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bond	4.375%	11/15/2039	$2,431,657

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	41

SCHEDULE OF INVESTMENTS — RS SELECT GROWTH FUND

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$55,147,350	$—	$—	$55,147,350

Repurchase Agreements	—	2,380,000	—	2,380,000

Total	$55,147,350	$2,380,000	$—	$57,527,350

42	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS MID CAP GROWTH FUND

June 30, 2010 (unaudited)	Shares	Value
Common Stocks – 94.8%
Aerospace – 1.3%
TransDigm Group, Inc.	12,662	$646,142

		646,142
Asset Management & Custodian – 1.0%
Affiliated Managers Group, Inc.(1)	8,050	489,198

		489,198
Back Office Support, HR And Consulting – 1.6%
Verisk Analytics, Inc., Class A(1)	27,960	836,004

		836,004
Banks: Diversified – 3.6%
Comerica, Inc.	17,900	659,257
IBERIABANK Corp.	12,190	627,541
SVB Financial Group(1)	13,290	547,947

		1,834,745
Biotechnology – 2.7%
Alexion Pharmaceuticals, Inc.(1)	10,890	557,459
Dendreon Corp.(1)	9,330	301,639
Human Genome Sciences, Inc.(1)	22,610	512,343

		1,371,441
Chemicals: Diversified – 2.2%
Celanese Corp., Series A	18,990	473,041
FMC Corp.	11,015	632,591

		1,105,632
Computer Services, Software & Systems – 13.8%
Akamai Technologies, Inc.(1)	19,400	787,058
F5 Networks, Inc.(1)	16,930	1,160,890
Gartner, Inc.(1)	40,990	953,018
Rackspace Hosting, Inc.(1)	34,060	624,660
Rovi Corp.(1)	28,280	1,072,095
Salesforce.com, Inc.(1)	12,890	1,106,220
VeriFone Systems, Inc.(1)	27,140	513,760
VeriSign, Inc.(1)	27,180	721,629

		6,939,330
Computer Technology – 2.1%
NetApp, Inc.(1)	28,860	1,076,767

		1,076,767
Containers & Packaging – 1.9%
Owens-Illinois, Inc.(1)	36,510	965,689

		965,689

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	43

SCHEDULE OF INVESTMENTS — RS MID CAP GROWTH FUND

June 30, 2010 (unaudited)	Shares	Value
Diversified Retail – 3.3%
GSI Commerce, Inc.(1)	37,760	$1,087,488
Nordstrom, Inc.	17,890	575,879

		1,663,367
Electronic Entertainment – 2.3%
Activision Blizzard, Inc.	109,140	1,144,879

		1,144,879
Engineering & Contracting Services – 1.8%
Jacobs Engineering Group, Inc.(1)	25,520	929,949

		929,949
Fertilizers – 2.2%
The Scotts Miracle-Gro Co., Class A	24,590	1,092,042

		1,092,042
Financial Data & Systems – 4.6%
Alliance Data Systems Corp.(1)	8,020	477,351
IHS, Inc., Class A(1)	18,670	1,090,701
Wright Express Corp.(1)	25,160	747,252

		2,315,304
Foods – 2.4%
Dole Food Co., Inc.(1)	118,170	1,232,513

		1,232,513
Health Care Facilities – 1.7%
Brookdale Senior Living, Inc.(1)	56,060	840,900

		840,900
Health Care Services – 1.2%
Cerner Corp.(1)	7,810	592,701

		592,701
Hotel/Motel – 2.1%
Wynn Resorts Ltd.	14,200	1,083,034

		1,083,034
Leisure Time – 1.1%
Priceline.com, Inc.(1)	3,030	534,916

		534,916
Machinery: Industrial – 1.9%
Gardner Denver, Inc.	21,350	951,996

		951,996
Medical & Dental Instruments & Supplies – 1.3%
St. Jude Medical, Inc.(1)	17,890	645,650

		645,650

44	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS MID CAP GROWTH FUND

June 30, 2010 (unaudited)	Shares	Value
Medical Equipment – 3.4%
Illumina, Inc.(1)	21,790	$948,519
Sirona Dental Systems, Inc.(1)	21,400	745,576

		1,694,095
Medical Services – 1.5%
Covance, Inc.(1)	14,950	767,234

		767,234
Oil Well Equipment & Services – 4.3%
Cameron International Corp.(1)	25,140	817,553
Core Laboratories N.V.	9,200	1,358,012

		2,175,565
Oil: Crude Producers – 2.7%
Southwestern Energy Co.(1)	35,110	1,356,650

		1,356,650
Pharmaceuticals – 4.1%
AmerisourceBergen Corp.	27,300	866,775
Mylan, Inc.(1)	41,010	698,811
United Therapeutics Corp.(1)	10,120	493,957

		2,059,543
Producer Durables: Miscellaneous – 1.4%
BE Aerospace, Inc.(1)	28,270	718,906

		718,906
Production Technology Equipment – 1.3%
Lam Research Corp.(1)	16,780	638,647

		638,647
Restaurants – 6.2%
Starbucks Corp.	65,080	1,581,444
Yum! Brands, Inc.	39,530	1,543,251

		3,124,695
Scientific Instruments: Electrical – 2.5%
Cooper Industries PLC	12,410	546,040
GrafTech International Ltd.(1)	49,210	719,450

		1,265,490
Scientific Instruments: Gauges & Meters – 1.2%
Itron, Inc.(1)	9,810	606,454

		606,454
Securities Brokerage & Services – 1.1%
IntercontinentalExchange, Inc.(1)	4,920	556,108

		556,108

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	45

SCHEDULE OF INVESTMENTS — RS MID CAP GROWTH FUND

June 30, 2010 (unaudited)	Shares	Value
Semiconductors & Components – 1.0%
Cree, Inc.(1)	8,810	$528,864

		528,864
Specialty Retail – 2.5%
Ulta Salon, Cosmetics & Fragrance, Inc.(1)	24,470	578,960
Urban Outfitters, Inc.(1)	19,620	674,732

		1,253,692
Telecommunications Equipment – 1.0%
CommScope, Inc.(1)	20,740	492,990

		492,990
Textiles, Apparel & Shoes – 3.0%
Guess?, Inc.	28,570	892,527
J. Crew Group, Inc.(1)	16,650	612,886

		1,505,413
Truckers – 1.5%
Landstar System, Inc.	19,790	771,612

		771,612
Total Common Stocks (Cost $42,154,377)		47,808,157

	Principal Amount	Value
Repurchase Agreements – 6.5%
State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 6/30/2010, maturity value of $3,251,000, due 7/1/2010(2)	$3,251,000	3,251,000
Total Repurchase Agreements (Cost $3,251,000)		3,251,000
Total Investments - 101.3% (Cost $45,405,377)		51,059,157
Other Liabilities, Net - (1.3)%		(639,252)
Total Net Assets - 100.0%		$50,419,905

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	2.50%	4/30/2015	$3,318,876

46	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS MID CAP GROWTH FUND

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$47,808,157	$—	$—	$47,808,157

Repurchase Agreements	—	3,251,000	—	3,251,000

Total	$47,808,157	$3,251,000	$—	$51,059,157

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	47

SCHEDULE OF INVESTMENTS — RS GROWTH FUND

June 30, 2010 (unaudited)	Shares	Value
Common Stocks – 94.9%
Back Office Support, HR, And Consulting – 3.6%
Accenture PLC, Class A	45,280	$1,750,072
Verisk Analytics, Inc., Class A(1)	50,720	1,516,528

		3,266,600
Beverage: Soft Drinks – 2.7%
PepsiCo, Inc.	40,380	2,461,161

		2,461,161
Biotechnology – 3.4%
Alexion Pharmaceuticals, Inc.(1)	24,590	1,258,762
Celgene Corp.(1)	24,160	1,227,811
Human Genome Sciences, Inc.(1)	27,580	624,963

		3,111,536
Cable Television Services – 1.3%
DIRECTV, Class A(1)	36,080	1,223,834

		1,223,834
Chemicals: Diversified – 1.0%
Celanese Corp., Series A	34,710	864,626

		864,626
Chemicals: Specialty – 1.1%
Praxair, Inc.	13,410	1,019,026

		1,019,026
Communications Technology – 2.3%
Cisco Systems, Inc.(1)	97,790	2,083,905

		2,083,905
Computer Services, Software & Systems – 12.3%
Adobe Systems, Inc.(1)	78,360	2,071,055
F5 Networks, Inc.(1)	15,240	1,045,007
Google, Inc., Class A(1)	5,840	2,598,508
Microsoft Corp.	72,940	1,678,349
Oracle Corp.	101,230	2,172,396
Rovi Corp.(1)	42,280	1,602,835

		11,168,150
Computer Technology – 10.1%
Apple, Inc.(1)	17,270	4,343,923
EMC Corp.(1)	143,500	2,626,050
International Business Machines Corp.	18,180	2,244,866

		9,214,839
Containers & Packaging – 1.7%
Owens-Illinois, Inc.(1)	59,140	1,564,253

		1,564,253

48	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS GROWTH FUND

June 30, 2010 (unaudited)	Shares	Value
Diversified Financial Services – 1.1%
JPMorgan Chase & Co.	26,060	$954,057

		954,057
Diversified Manufacturing Operations – 1.4%
Danaher Corp.	33,940	1,259,853

		1,259,853
Diversified Retail – 5.6%
Amazon.com, Inc.(1)	17,870	1,952,476
Target Corp.	47,630	2,341,967
Wal-Mart Stores, Inc.	16,600	797,962

		5,092,405
Electronic Entertainment – 1.2%
Activision Blizzard, Inc.	105,150	1,103,024

		1,103,024
Engineering & Contracting Services – 1.9%
Jacobs Engineering Group, Inc.(1)	46,720	1,702,477

		1,702,477
Financial Data & Systems – 1.8%
Visa, Inc., Class A	23,410	1,656,257

		1,656,257
Foods – 3.8%
Sysco Corp.	69,720	1,991,900
Unilever PLC, ADR	54,370	1,453,310

		3,445,210
Health Care Services – 3.5%
Cerner Corp.(1)	11,750	891,707
McKesson Corp.	14,060	944,270
Medco Health Solutions, Inc.(1)	24,410	1,344,503

		3,180,480
Medical & Dental Instruments & Supplies – 1.5%
St. Jude Medical, Inc.(1)	38,350	1,384,052

		1,384,052
Medical Equipment – 2.1%
Illumina, Inc.(1)	43,790	1,906,179

		1,906,179
Oil Well Equipment & Services – 2.9%
Cameron International Corp.(1)	51,340	1,669,577
Schlumberger Ltd.	17,910	991,139

		2,660,716

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	49

SCHEDULE OF INVESTMENTS — RS GROWTH FUND

June 30, 2010 (unaudited)	Shares	Value
Oil: Crude Producers – 3.6%
Occidental Petroleum Corp.	23,230	$1,792,194
Southwestern Energy Co.(1)	39,100	1,510,824

		3,303,018
Personal Care – 1.6%
Colgate-Palmolive Co.	18,330	1,443,671

		1,443,671
Pharmaceuticals – 6.6%
AmerisourceBergen Corp.	65,550	2,081,212
Mylan, Inc.(1)	59,410	1,012,346
Shire PLC, ADR	21,920	1,345,450
Teva Pharmaceutical Industries Ltd., ADR	30,300	1,575,297

		6,014,305
Railroads – 1.3%
CSX Corp.	23,580	1,170,275

		1,170,275
Restaurants – 3.4%
Starbucks Corp.	91,990	2,235,357
Yum! Brands, Inc.	22,910	894,406

		3,129,763
Scientific Instruments: Electrical – 1.1%
Cooper Industries PLC	22,720	999,680

		999,680
Securities Brokerage & Services – 2.7%
CME Group, Inc.	3,820	1,075,521
IntercontinentalExchange, Inc.(1)	12,510	1,414,005

		2,489,526
Semiconductors & Components – 2.1%
Cree, Inc.(1)	16,130	968,284
Intel Corp.	48,150	936,517

		1,904,801
Specialty Retail – 0.8%
Urban Outfitters, Inc.(1)	20,920	719,439

		719,439
Textiles, Apparel & Shoes – 1.1%
NIKE, Inc., Class B	14,610	986,906

		986,906
Tobacco – 2.0%
Philip Morris International, Inc.	40,370	1,850,561

		1,850,561

50	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS GROWTH FUND

June 30, 2010 (unaudited)	Shares	Value
Transportation: Miscellaneous – 2.3%
United Parcel Service, Inc., Class B	37,580	$2,137,927

		2,137,927
Total Common Stocks (Cost $78,780,153)		86,472,512

	Principal Amount	Value
Repurchase Agreements – 6.4%

State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 6/30/2010, maturity value of $5,849,000, due 7/1/2010(2)	$5,849,000	5,849,000
Total Repurchase Agreements (Cost $5,849,000)		5,849,000
Total Investments - 101.3% (Cost $84,629,153)		92,321,512
Other Liabilities, Net - (1.3)%		(1,158,561)
Total Net Assets - 100.0%		$91,162,951

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	2.50%	4/30/2015	$5,966,694

Legend:

ADR – American Depositary Receipt.

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$86,472,512	$—	$—	$86,472,512

Repurchase Agreements	—	5,849,000	—	5,849,000

Total	$86,472,512	$5,849,000	$—	$92,321,512

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	51

SCHEDULE OF INVESTMENTS — RS TECHNOLOGY FUND

June 30, 2010 (unaudited)	Shares	Value
Common Stocks – 91.8%
Cable Television Services – 0.7%
DIRECTV, Class A(1)	26,220	$889,382

		889,382
Communications Technology – 10.3%
Acme Packet, Inc.(1)	90,580	2,434,790
Aruba Networks, Inc.(1)	133,880	1,906,451
Cisco Systems, Inc.(1)	78,060	1,663,459
Emulex Corp.(1)	117,510	1,078,742
Finisar Corp.(1)	113,110	1,685,339
JDS Uniphase Corp.(1)	143,320	1,410,269
Oclaro, Inc.(1)	179,670	1,992,540
ShoreTel, Inc.(1)	285,540	1,324,906

		13,496,496
Computer Services, Software & Systems – 33.7%
Adobe Systems, Inc.(1)	104,800	2,769,864
Akamai Technologies, Inc.(1)	44,790	1,817,130
comScore, Inc.(1)	96,295	1,585,979
Concur Technologies, Inc.(1)	47,320	2,019,618
Convio, Inc.(1)	153,400	1,125,956
Digital River, Inc.(1)	79,110	1,891,520
F5 Networks, Inc.(1)	42,500	2,914,225
Fortinet, Inc.(1)	38,310	629,816
Google, Inc., Class A(1)	9,730	4,329,364
Informatica Corp.(1)	61,900	1,478,172
Internet Brands, Inc., Class A(1)	223,749	2,311,327
LogMeIn, Inc.(1)	60,700	1,592,161
Microsoft Corp.	178,640	4,110,507
Oracle Corp.	123,430	2,648,808
Rackspace Hosting, Inc.(1)	56,910	1,043,729
Rovi Corp.(1)	56,360	2,136,608
Salesforce.com, Inc.(1)	22,150	1,900,913
Synopsys, Inc.(1)	159,060	3,319,582
The Ultimate Software Group, Inc.(1)	54,540	1,792,184
VeriSign, Inc.(1)	50,480	1,340,244
Yahoo! Inc.(1)	97,400	1,347,042

		44,104,749
Computer Technology – 16.8%
Apple, Inc.(1)	28,480	7,163,575
EMC Corp.(1)	247,770	4,534,191
Isilon Systems, Inc.(1)	98,930	1,270,261
NetApp, Inc.(1)	61,790	2,305,385

52	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TECHNOLOGY FUND

June 30, 2010 (unaudited)	Shares	Value
Computer Technology (continued)
Netezza Corp.(1)	114,300	$1,563,624
SanDisk Corp.(1)	44,490	1,871,694
Super Micro Computer, Inc.(1)	239,872	3,238,272

		21,947,002
Consumer Electronics – 1.1%
TiVo, Inc.(1)	190,040	1,402,495

		1,402,495
Consumer Services: Miscellaneous – 1.3%
Ancestry.com, Inc.(1)	92,750	1,634,255

		1,634,255
Diversified Materials & Processing – 0.2%
Fabrinet(1)	23,020	246,314

		246,314
Diversified Retail – 4.1%
Amazon.com, Inc.(1)	24,940	2,724,945
GSI Commerce, Inc.(1)	90,979	2,620,195

		5,345,140
Electronic Entertainment – 1.1%
Activision Blizzard, Inc.	93,120	976,829
THQ, Inc.(1)	117,130	506,001

		1,482,830
Energy Equipment – 1.0%
Trina Solar Ltd., ADR(1)	77,880	1,345,766

		1,345,766
Leisure Time – 0.7%
Priceline.com, Inc.(1)	5,530	976,266

		976,266
Power Transmission Equipment – 2.6%
Advanced Energy Industries, Inc.(1)	279,638	3,436,751

		3,436,751
Printing And Copying Services – 0.9%
VistaPrint N.V.(1)	23,590	1,120,289

		1,120,289
Semiconductors & Components – 14.8%
Cavium Networks, Inc.(1)	87,900	2,302,101
Cree, Inc.(1)	26,420	1,585,992
Entropic Communications, Inc.(1)	657,870	4,170,896
MaxLinear, Inc., Class A(1)	48,000	671,040
Mellanox Technologies Ltd.(1)	64,380	1,409,922

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	53

SCHEDULE OF INVESTMENTS — RS TECHNOLOGY FUND

June 30, 2010 (unaudited)	Shares	Value
Semiconductors & Components (continued)
Netlogic Microsystems, Inc.(1)	51,920	$1,412,224
O2Micro International Ltd., ADR(1)	501,352	2,978,031
OmniVision Technologies, Inc.(1)	68,140	1,460,922
Rubicon Technology, Inc.(1)	46,460	1,384,043
Silicon Image, Inc.(1)	274,490	963,460
Volterra Semiconductor Corp.(1)	44,960	1,036,778

		19,375,409
Telecommunications Equipment – 1.3%
CommScope, Inc.(1)	69,760	1,658,195

		1,658,195
Utilities: Telecommunications – 1.2%
j2 Global Communications, Inc.(1)	70,547	1,540,746

		1,540,746
Total Common Stocks (Cost $98,767,962)		120,002,085

	Warrants	Value
Warrants – 0.0%
Communications Technology – 0.0%
Lantronix, Inc.(1)(2)	2,878	1

		1
Total Warrants (Cost $0)		1

	Principal Amount	Value
Repurchase Agreements – 7.9%

State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 6/30/2010, maturity value of $10,353,000, due 7/1/2010(3)	$10,353,000	10,353,000
Total Repurchase Agreements (Cost $10,353,000)		10,353,000
Total Investments - 99.7% (Cost $109,120,962)		130,355,086
Other Assets, Net - 0.3%		447,955
Total Net Assets - 100.0%		$130,803,041

(1)	Non-income producing security.
(2)	Fair valued security. See 1a in Notes to Financial Statements.

54	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TECHNOLOGY FUND

(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bond	4.375%	11/15/2039	$10,562,340

Legend:

ADR – American Depositary Receipt.

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$120,002,085	$—	$—	$120,002,085

Warrants	—	1	—	1

Repurchase Agreements	—	10,353,000	—	10,353,000

Total	$120,002,085	$10,353,001	$—	$130,355,086

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	55

SCHEDULE OF INVESTMENTS — RS SMALL CAP EQUITY FUND

June 30, 2010 (unaudited)	Shares	Value
Common Stocks – 96.8%
Aerospace – 2.8%
HEICO Corp., Class A	52,468	$1,414,013
Orbital Sciences Corp.(1)	68,000	1,072,360

		2,486,373
Back Office Support, HR, And Consulting – 3.3%
ICF International, Inc.(1)	53,700	1,285,041
On Assignment, Inc.(1)	127,625	641,954
Robert Half International, Inc.	41,800	984,390

		2,911,385
Banks: Diversified – 2.0%
First Financial Bancorp	57,832	864,588
IBERIABANK Corp.	17,200	885,456

		1,750,044
Beverage: Soft Drinks – 1.0%
Peet’s Coffee & Tea, Inc.(1)	22,819	896,102

		896,102
Biotechnology – 4.7%
Halozyme Therapeutics, Inc.(1)	141,286	994,653
Nektar Therapeutics(1)	85,900	1,039,390
Pharmasset, Inc.(1)	22,300	609,682
Savient Pharmaceuticals, Inc.(1)	56,700	714,420
Seattle Genetics, Inc.(1)	63,700	763,763

		4,121,908
Casinos & Gambling – 0.9%
WMS Industries, Inc.(1)	20,687	811,965

		811,965
Commercial Services – 0.9%
Aegean Marine Petroleum Network, Inc.	39,700	793,206

		793,206
Communications Technology – 1.6%
Emulex Corp.(1)	54,200	497,556
Oclaro, Inc.(1)	84,568	937,859

		1,435,415
Computer Services, Software & Systems – 13.7%
comScore, Inc.(1)	66,317	1,092,241
Concur Technologies, Inc.(1)	16,700	712,756
Digital River, Inc.(1)	47,570	1,137,399
Dynavox, Inc., Class A(1)	71,200	1,139,912
Gartner, Inc.(1)	52,000	1,209,000
Informatica Corp.(1)	46,429	1,108,724

56	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP EQUITY FUND

June 30, 2010 (unaudited)	Shares	Value
Computer Services, Software & Systems (continued)
Internet Brands, Inc., Class A(1)	118,900	$1,228,237
LogMeIn, Inc.(1)	45,100	1,182,973
Rackspace Hosting, Inc.(1)	55,900	1,025,206
The Ultimate Software Group, Inc.(1)	34,800	1,143,528
VeriFone Systems, Inc.(1)	58,512	1,107,632

		12,087,608
Computer Technology – 0.9%
Isilon Systems, Inc.(1)	63,767	818,768

		818,768
Consumer Electronics – 0.6%
TiVo, Inc.(1)	78,144	576,703

		576,703
Consumer Lending – 1.1%
Portfolio Recovery Associates, Inc.(1)	14,516	969,378

		969,378
Consumer Services: Miscellaneous – 1.3%
Ancestry.com, Inc.(1)	64,800	1,141,776

		1,141,776
Diversified Retail – 1.9%
GSI Commerce, Inc.(1)	59,281	1,707,293

		1,707,293
Education Services – 1.3%
American Public Education, Inc.(1)	25,537	1,115,967

		1,115,967
Engineering & Contracting Services – 1.1%
Aecom Technology Corp.(1)	41,100	947,766

		947,766
Fertilizers – 1.5%
The Scotts Miracle-Gro Co., Class A	29,500	1,310,095

		1,310,095
Financial Data & Systems – 1.0%
Wright Express Corp.(1)	28,400	843,480

		843,480
Foods – 2.5%
Diamond Foods, Inc.	30,000	1,233,000
Dole Food Co., Inc.(1)	91,000	949,130

		2,182,130

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	57

SCHEDULE OF INVESTMENTS — RS SMALL CAP EQUITY FUND

June 30, 2010 (unaudited)	Shares	Value
Health Care Services – 7.7%
Accretive Health, Inc.(1)	31,600	$418,068
Gentiva Health Services, Inc.(1)	17,100	461,871
HMS Holdings Corp.(1)	23,900	1,295,858
ICON PLC, ADR(1)	38,200	1,103,598
Medidata Solutions, Inc.(1)	102,800	1,592,372
RehabCare Group, Inc.(1)	46,643	1,015,885
SXC Health Solutions Corp.(1)	12,900	944,925

		6,832,577
Insurance: Property-Casualty – 1.0%
Tower Group, Inc.	43,325	932,787

		932,787
Machinery: Industrial – 1.2%
Gardner Denver, Inc.	23,700	1,056,783

		1,056,783
Medical & Dental Instruments & Supplies – 4.5%
Align Technology, Inc.(1)	89,700	1,333,839
Insulet Corp.(1)	51,808	779,710
Volcano Corp.(1)	44,370	968,154
West Pharmaceutical Services, Inc.	23,600	861,164

		3,942,867
Medical Equipment – 3.7%
Accuray, Inc.(1)	145,253	963,027
Dexcom, Inc.(1)	67,503	780,335
Vital Images, Inc.(1)	68,831	877,595
Zoll Medical Corp.(1)	23,200	628,720

		3,249,677
Metals & Minerals: Diversified – 0.8%
Thompson Creek Metals Co., Inc.(1)	79,864	693,220

		693,220
Oil Well Equipment & Services – 3.8%
Complete Production Services, Inc.(1)	55,500	793,650
Core Laboratories N.V.	8,869	1,309,153
Dril-Quip, Inc.(1)	29,553	1,300,923

		3,403,726
Oil: Crude Producers – 2.9%
Comstock Resources, Inc.(1)	21,570	597,920
Concho Resources, Inc.(1)	35,400	1,958,682

		2,556,602

58	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP EQUITY FUND

June 30, 2010 (unaudited)	Shares	Value
Pharmaceuticals – 3.5%
BioMarin Pharmaceutical, Inc.(1)	61,355	$1,163,291
Eurand N.V.(1)	87,100	843,999
Salix Pharmaceuticals Ltd.(1)	29,000	1,131,870

		3,139,160
Power Transmission Equipment – 2.1%
Advanced Energy Industries, Inc.(1)	147,971	1,818,564

		1,818,564
Printing And Copying Services – 1.0%
VistaPrint N.V.(1)	18,206	864,603

		864,603
Producer Durables: Miscellaneous – 1.0%
BE Aerospace, Inc.(1)	33,300	846,819

		846,819
Restaurants – 2.8%
BJ’s Restaurants, Inc.(1)	46,020	1,086,072
P.F. Chang’s China Bistro, Inc.	34,489	1,367,489

		2,453,561
Scientific Instruments: Electrical – 0.9%
GrafTech International Ltd.(1)	56,500	826,030

		826,030
Scientific Instruments: Gauges & Meters – 0.7%
Itron, Inc.(1)	10,800	667,656

		667,656
Securities Brokerage & Services – 1.0%
MarketAxess Holdings, Inc.	65,100	897,729

		897,729
Semiconductors & Components – 2.5%
Atheros Communications(1)	14,400	396,576
Cavium Networks, Inc.(1)	29,000	759,510
Netlogic Microsystems, Inc.(1)	28,130	765,136
O2Micro International Ltd., ADR(1)	42,744	253,899

		2,175,121
Specialty Retail – 3.2%
Lumber Liquidators Holdings, Inc.(1)	35,158	820,236
Ulta Salon, Cosmetics & Fragrance, Inc.(1)	40,300	953,498
Zumiez, Inc.(1)	63,998	1,031,008

		2,804,742

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	59

SCHEDULE OF INVESTMENTS — RS SMALL CAP EQUITY FUND

June 30, 2010 (unaudited)	Shares	Value
Textiles, Apparel & Shoes – 3.4%
Guess?, Inc.	30,700	$959,068
Lululemon Athletica, Inc.(1)	23,700	882,114
Under Armour, Inc., Class A(1)	35,700	1,182,741

		3,023,923
Transportation: Miscellaneous – 0.9%
Dynamex, Inc.(1)	68,100	830,820

		830,820
Truckers – 2.8%
Landstar System, Inc.	22,600	881,174
Marten Transport Ltd.(1)	30,396	631,629
Roadrunner Transportation Systems, Inc.(1)	66,800	949,228

		2,462,031
Utilities: Telecommunications – 1.3%
j2 Global Communications, Inc.(1)	52,486	1,146,294

		1,146,294
Total Common Stocks (Cost $77,315,187)		85,532,654

	Principal Amount	Value
Repurchase Agreements – 3.7%

State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 6/30/2010, maturity value of $3,277,000, due 7/1/2010(2)	$3,277,000	3,277,000
Total Repurchase Agreements (Cost $3,277,000)		3,277,000
Total Investments - 100.5% (Cost $80,592,187)		88,809,654
Other Liabilities, Net - (0.5)%		(458,334)
Total Net Assets - 100.0%		$88,351,320

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	2.50%	6/30/2017	$3,347,400

Legend:

ADR — American Depositary Receipt.

60	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP EQUITY FUND

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$85,532,654	$—	$—	$85,532,654

Repurchase Agreements	—	3,277,000	—	3,277,000

Total	$85,532,654	$3,277,000	$—	$88,809,654

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	61

FINANCIAL INFORMATION

Statement of Assets and Liabilities As of June 30, 2010 (unaudited)	RS Small Cap Growth
Assets
Investments, at value	$410,249,022
Cash and cash equivalents	595
Receivable for investments sold	1,566,005
Dividends/interest receivable	65,745
Receivable for fund shares subscribed	60,794

Total Assets	411,942,161

Liabilities
Payable for investments purchased	1,369,231
Payable for fund shares redeemed	495,282
Payable to adviser	231,609
Payable to distributor	19,285
Accrued trustees’ fees	1,919
Accrued expenses/other liabilities	55,264

Total Liabilities	2,172,590

Total Net Assets	$409,769,571

Net Assets Consist of:
Paid-in capital	$1,178,092,647
Accumulated net investment loss	(2,624,971)
Accumulated net realized loss from investments	(810,328,562)
Net unrealized appreciation on investments	44,630,457

Total Net Assets	$409,769,571

Investments, at Cost	$365,618,565

Pricing of Shares
Net Assets:
Class A	$380,308,319
Class B	—
Class C	642,187
Class K	788,077
Class Y	28,030,988

Shares of Beneficial Interest Outstanding with no Par Value:
Class A	11,897,544
Class B	—
Class C	20,824
Class K	25,325
Class Y	866,757

Net Asset Value Per Share:
Class A	$31.97
Class B	—
Class C	30.84
Class K	31.12
Class Y	32.34

Sales Charge Class A (Load)	4.75%
Maximum Offering Price Per Class A Share	$33.56

62	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Select Growth	RS Mid Cap Growth	RS Growth	RS Technology	RS Small Cap Equity

$57,527,350	$51,059,157	$92,321,512	$130,355,086	$88,809,654
352	870	916	681	314
639,930	1,601,048	2,471,803	1,831,752	52,549
1,534	29,128	64,219	—	11,231
4,007	16,650	19,915	142,794	69,649

58,173,173	52,706,853	94,878,365	132,330,313	88,943,397

111,487	2,153,619	3,565,569	1,092,024	296,878
151,774	84,017	49,099	287,422	195,112
26,791	37,277	63,609	112,811	50,127
2,857	2,548	4,625	6,746	5,582
578	—	1,002	2,347	1,203
31,213	9,487	31,510	25,922	43,175

324,700	2,286,948	3,715,414	1,527,272	592,077

$57,848,473	$50,419,905	$91,162,951	$130,803,041	$88,351,320

$166,734,429	$145,677,899	$136,607,907	$116,443,187	$111,386,160
(375,406)	(312,579)	(147,709)	(1,078,272)	(546,859)
(112,446,000)	(100,599,195)	(52,989,606)	(5,795,998)	(30,705,448)
3,935,450	5,653,780	7,692,359	21,234,124	8,217,467

$57,848,473	$50,419,905	$91,162,951	$130,803,041	$88,351,320

$53,591,900	$45,405,377	$84,629,153	$109,120,962	$80,592,187

$56,474,668	$47,311,621	$88,717,198	$122,956,005	$76,111,628
—	—	—	—	1,682,785
141,096	430,018	397,433	2,274,437	1,422,205
91,503	621,823	801,609	756,833	8,826,126
1,141,206	2,056,443	1,246,711	4,815,766	308,576

2,571,546	5,496,268	9,415,348	8,302,156	6,232,235
—	—	—	—	168,562
6,613	51,832	43,462	158,926	143,536
4,339	74,162	85,701	52,327	759,824
51,842	236,697	131,992	321,437	25,338

$21.96	$8.61	$9.42	$14.81	$12.21
—	—	—	—	9.98
21.34	8.30	9.14	14.31	9.91
21.09	8.38	9.35	14.46	11.62
22.01	8.69	9.45	14.98	12.18

4.75%	4.75%	4.75%	4.75%	4.75%
$23.06	$9.04	$9.89	$15.55	$12.82

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	63

FINANCIAL INFORMATION

Statement of Operations For the Six-Month Period Ended June 30, 2010 (unaudited)	RS Small Cap Growth
Investment Income
Dividends	$439,844
Interest	—
Withholding taxes on foreign dividends	(10,574)

Total Investment Income	429,270

Expenses
Investment advisory fees	2,172,290
Distribution fees	547,024
Transfer agent fees	319,962
Shareholder reports	76,759
Custodian fees	37,201
Professional fees	31,925
Administrative service fees	26,636
Registration fees	21,236
Trustees’ fees	7,977
Insurance expense	7,726
Other expenses	6,282

Total Expenses	3,255,018

Less: Fee waiver by adviser/distributor	(200,754)
Less: Custody credits	(23)

Total Expenses, Net	3,054,241

Net Investment Loss	(2,624,971)

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized gain from investments	42,006,136
Net change in unrealized appreciation/depreciation on investments	(47,442,804)

Net Loss on Investments	(5,436,668)

Net Decrease in Net Assets Resulting from Operations	$(8,061,639)

64	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Select Growth	RS Mid Cap Growth	RS Growth	RS Technology	RS Small Cap Equity

$50,999	$116,123	$558,536	$112,946	$92,646
421	262	307	671	431
(409)	(457)	(1,165)	—	(316)

51,011	115,928	557,678	113,617	92,761

317,045	240,804	413,161	766,965	357,875
77,235	71,658	130,623	195,166	150,752
53,550	40,829	73,194	107,231	88,862
10,558	9,387	17,063	24,326	15,793
13,789	10,969	16,814	22,755	26,758
21,075	19,901	21,613	24,922	22,987
4,806	4,173	7,850	12,784	7,351
36,262	23,868	17,789	26,793	25,210
1,444	740	2,483	4,556	2,452
1,013	1,741	2,547	2,865	2,415
866	1,416	2,250	3,533	1,461

537,643	425,486	705,387	1,191,896	701,916

(111,226)	—	—	—	(62,293)
—	—	—	(7)	(3)

426,417	—	—	1,191,889	639,620

(375,406)	(309,558)	(147,709)	(1,078,272)	(546,859)

8,046,080	5,608,867	3,408,170	11,890,463	11,741,087
(8,288,398)	(7,484,599)	(13,607,370)	(13,538,232)	(12,748,087)

(242,318)	(1,875,732)	(10,199,200)	(1,647,769)	(1,007,000)

$(617,724)	$(2,185,290)	$(10,346,909)	$(2,726,041)	$(1,553,859)

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	65

FINANCIAL INFORMATION

Statement of Changes in Net Assets Six-month-ended numbers are unaudited	RS Small Cap Growth

	For the Six Months Ended 6/30/10	For the Year Ended 12/31/09

Operations
Net investment loss	$(2,624,971)	$(4,249,408)
Net realized gain/(loss) from investments	42,006,136	(12,285,580)
Payment from affiliate	—	—
Net change in unrealized appreciation/depreciation on investments	(47,442,804)	135,641,165

Net Increase/(Decrease) in Net Assets Resulting from Operations	(8,061,639)	119,106,177

Capital Share Transactions
Proceeds from sales of shares	92,999,678	49,640,917
Cost of shares redeemed	(105,251,057)	(61,971,810)
Proceeds from shares issued upon merger[1]	—	61,634,226

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(12,251,379)	49,303,333

Increase from Regulatory Settlements	—	3,700,672

Net Increase/(Decrease) in Net Assets	(20,313,018)	172,110,182

Net Assets
Beginning of period	430,082,589	257,972,407

End of period	$409,769,571	$430,082,589

Accumulated Net Investment Loss Included in Net Assets	$(2,624,971)	$—

Other Information:
Shares
Sold	2,712,717	1,892,399
Redeemed	(3,079,828)	(2,356,855)
Issued upon merger[1]	—	1,972,101

Net Increase/(Decrease)	(367,111)	1,507,645

[1]	RS Smaller Company Growth Fund merged with RS Small Cap Growth Fund on December 14, 2009.

66	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Select Growth		RS Mid Cap Growth		RS Growth

For the Six Months Ended 6/30/10	For the Year Ended 12/31/09	For the Six Months Ended 6/30/10	For the Year Ended 12/31/09	For the Six Months Ended 6/30/10	For the Year Ended 12/31/09

$(375,406)	$(676,489)	$(309,558)	$(448,436)	$(147,709)	$(107,920)
8,046,080	(391,896)	5,608,867	(13,963,065)	3,408,170	(8,643,402)
—	65,438	—	—	—	—

(8,288,398)	22,350,854	(7,484,599)	32,278,303	(13,607,370)	36,355,787

(617,724)	21,347,907	(2,185,290)	17,866,802	(10,346,909)	27,604,465

2,655,694	6,421,956	3,501,551	6,248,183	3,130,566	4,339,490
(8,361,376)	(11,576,120)	(11,684,193)	(54,679,667)	(13,033,493)	(13,689,326)
—	—	—	—	—	—

(5,705,682)	(5,154,164)	(8,182,642)	(48,431,484)	(9,902,927)	(9,349,836)

—	97,038	—	32,999	—	79,983

(6,323,406)	16,290,781	(10,367,932)	(30,531,683)	(20,249,836)	18,334,612

64,171,879	47,881,098	60,787,837	91,319,520	111,412,787	93,078,175

$57,848,473	$64,171,879	$50,419,905	$60,787,837	$91,162,951	$111,412,787

$(375,406)	$—	$(312,579)	$(3,021)	$(147,709)	$—

110,213	366,833	376,092	882,600	305,882	501,252
(363,211)	(655,697)	(1,271,218)	(8,258,171)	(1,267,133)	(1,549,584)
—	—	—	—	—	—

(252,998)	(288,864)	(895,126)	(7,375,571)	(961,251)	(1,048,332)

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	67

FINANCIAL INFORMATION

Statement of Changes in Net Assets (continued) Six-month-ended numbers are unaudited	RS Technology

	For the Six Months Ended 6/30/10	For the Year Ended 12/31/09

Operations
Net investment loss	$(1,078,272)	$(1,563,285)
Net realized gain/(loss) from investments	11,890,463	10,150,876
Net change in unrealized appreciation/depreciation on investments	(13,538,232)	54,332,839

Net Increase/(Decrease) in Net Assets Resulting from Operations	(2,726,041)	62,920,430

Capital Share Transactions
Proceeds from sales of shares	33,568,480	76,609,128
Cost of shares redeemed	(74,275,256)	(24,473,632)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(40,706,776)	52,135,496

Increase from Regulatory Settlements	32,592	—

Net Increase/(Decrease) in Net Assets	(43,400,225)	115,055,926

Net Assets
Beginning of period	174,203,266	59,147,340

End of period	$130,803,041	$174,203,266

Accumulated Net Investment Loss Included in Net Assets	$(1,078,272)	$—

Other Information:
Shares
Sold	2,111,056	6,854,613
Redeemed	(4,981,502)	(2,108,289)

Net Increase/(Decrease)	(2,870,446)	4,746,324

68	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Small Cap Equity

For the Six Months Ended 6/30/10	For the Year Ended 12/31/09

$(546,859)	$(822,783)
11,741,087	(8,426,882)

(12,748,087)	40,078,448

(1,553,859)	30,828,783

7,930,816	11,946,629
(12,897,580)	(36,875,019)

(4,966,764)	(24,928,390)

—	33,672

(6,520,623)	5,934,065

94,871,943	88,937,878

$88,351,320	$94,871,943

$(546,859)	$—

611,950	1,250,462
(1,010,256)	(3,577,818)

(398,306)	(2,327,356)

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	69

FINANCIAL INFORMATION

The financial highlights table is intended to help you understand each Fund’s financial performance for the past six reporting periods (or, if shorter, the period since inception of each Fund’s share classes). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions from Net Realized Capital Gains
RS Small Cap Growth Fund
Class A
Six Months Ended 6/30/10[1]	$32.63	$(0.21)	$(0.45)	$(0.66)	$—	$—
Year Ended 12/31/09	22.10	(0.33)	10.54	10.21	—	—
Year Ended 12/31/08	40.63	(0.48)	(18.05)	(18.53)	—	—
Year Ended 12/31/07	35.66	(0.53)	5.50	4.97	—	—
Year Ended 12/31/06	32.58	(0.48)	3.56	3.08	—	—
Year Ended 12/31/05	32.36	(0.50)	0.72	0.22	—	—

Class C
Six Months Ended 6/30/10[1]	$31.66	$(0.21)	$(0.61)	$(0.82)	$—	$—
Year Ended 12/31/09	21.74	(0.60)	10.20	9.60	—	—
Year Ended 12/31/08	40.56	(0.49)	(18.33)	(18.82)	—	—
Period From 9/6/07[5] to 12/31/07[1]	40.51	(0.09)	0.14	0.05	—	—

Class K
Six Months Ended 6/30/10[1]	$31.86	$(0.24)	$(0.50)	$(0.74)	$—	$—
Year Ended 12/31/09	21.76	(0.34)	10.12	9.78	—	—
Year Ended 12/31/08	40.36	(0.25)	(18.35)	(18.60)	—	—
Period From 1/22/07[5] to 12/31/07[1]	35.52	(0.35)	5.19	4.84	—	—

Class Y
Six Months Ended 6/30/10[1]	$32.93	$(0.27)	$(0.32)	$(0.59)	$—	$—
Year Ended 12/31/09	22.23	(0.32)	10.70	10.38	—	—
Year Ended 12/31/08	40.73	(0.25)	(18.25)	(18.50)	—	—
Period From 5/1/07[5] to 12/31/07[1]	37.61	(0.16)	3.28	3.12	—	—

See notes to Financial Highlights on page 83.

70	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Increase From Regulatory Settlements	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[3]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$—	$—	$31.97	(2.02)%	$380,309	1.35%	1.44%	(1.16)%	(1.25)%	60%
—	0.32	32.63	47.65%[4]	415,040	1.59%	1.59%	(1.43)%	(1.43)%	142%
—	—	22.10	(45.61)%	251,233	1.49%	1.49%	(1.20)%	(1.20)%	159%
—	—	40.63	13.94%	563,068	1.47%	1.47%	(1.13)%	(1.13)%	120%
—	—	35.66	9.45%	738,413	1.51%	1.52%	(1.21)%	(1.22)%	129%
—	—	32.58	0.68%	930,296	1.54%	1.54%	(1.32)%	(1.32)%	95%

$—	$—	$30.84	(2.59)%	$642	2.51%	2.61%	(2.32)%	(2.42)%	60%
—	0.32	31.66	45.63%[4]	492	2.98%	2.98%	(2.82)%	(2.82)%	142%
—	—	21.74	(46.40)%	305	3.11%	3.11%	(2.85)%	(2.85)%	159%
—	—	40.56	0.12%	161	2.07%	2.07%	(1.69)%	(1.69)%	120%

$—	$—	$31.12	(2.32)%	$788	1.96%	2.05%	(1.77)%	(1.86)%	60%
—	0.32	31.86	46.42%[4]	639	2.44%	2.44%	(2.28)%	(2.28)%	142%
—	—	21.76	(46.09)%	212	2.40%	2.40%	(2.14)%	(2.14)%	159%
—	—	40.36	13.63%	64	2.36%	3.64%	(1.96)%	(3.24)%	120%

$—	$—	$32.34	(1.79)%	$28,031	1.01%	1.11%	(0.82)%	(0.92)%	60%
—	0.32	32.93	48.13%[4]	13,912	1.22%	1.22%	(1.05)%	(1.05)%	142%
—	—	22.23	(45.42)%	6,222	1.16%	1.16%	(0.87)%	(0.87)%	159%
—	—	40.73	8.30%	11,064	1.10%	1.11%	(0.67)%	(0.68)%	120%

See notes to Financial Highlights on page 83.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	71

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distribution From Net Investment Income	Distributions from Net Realized Capital Gains
RS Select Growth Fund
Class A
Six Months Ended 6/30/10[1]	$22.23	$(0.14)	$(0.13)	$(0.27)	$—	$—
Year Ended 12/31/09	15.08	(0.24)	7.36	7.12	—	—
Year Ended 12/31/08	27.43	(0.40)	(11.95)	(12.35)	—	—
Year Ended 12/31/07	24.13	(0.44)	3.74	3.30	—	—
Year Ended 12/31/06	22.33	(0.45)	2.25	1.80	—	—
Year Ended 12/31/05	22.69	(0.47)	0.11	(0.36)	—	—

Class C
Six Months Ended 6/30/10[1]	$21.77	$(0.26)	$(0.17)	$(0.43)	$—	$—
Year Ended 12/31/09	14.99	(0.16)	6.91	6.75	—	—
Year Ended 12/31/08	27.40	(0.24)	(12.17)	(12.41)	—	—
Period From 11/15/07[5] to 12/31/07[1]	27.76	(0.04)	(0.32)	(0.36)	—	—

Class K
Six Months Ended 6/30/10[1]	$21.47	$(0.30)	$(0.08)	$(0.38)	$—	$—
Year Ended 12/31/09	14.77	(0.40)	7.07	6.67	—	—
Year Ended 12/31/08	27.32	(0.40)	(12.15)	(12.55)	—	—
Period From 2/12/07[5] to 12/31/07[1]	24.77	(0.13)	2.68	2.55	—	—

Class Y
Six Months Ended 6/30/10[1]	$22.24	$(0.02)	$(0.21)	$(0.23)	$—	$—
Period From 5/1/09[5] to 12/31/09[1]	17.14	(0.09)	5.16	5.07	—	—

RS Mid Cap Growth Fund
Class A
Six Months Ended 6/30/10[1]	$9.00	$(0.05)	$(0.34)	$(0.39)	$—	$—
Year Ended 12/31/09	6.46	(0.06)	2.60	2.54	—	—
Year Ended 12/31/08	14.17	(0.13)	(7.32)	(7.45)	—	(0.26)
Year Ended 12/31/07	14.17	(0.12)	2.58	2.46	—	(2.46)
Year Ended 12/31/06	13.34	(0.11)	1.38	1.27	—	(0.44)
Year Ended 12/31/05	12.18	(0.09)	1.25	1.16	—	—

See notes to Financial Highlights on page 83.

72	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Increase From Regulatory Settlements	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[3]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$—	$—	$21.96	(1.21)%	$56,475	1.35%	1.70%	(1.19)%	(1.54)%	66%
—	0.03	22.23	47.41%[4]	61,480	1.85%	1.86%	(1.25)%	(1.26)%	149%
—	—	15.08	(45.02)%	47,730	1.68%	1.69%	(1.31)%	(1.32)%	157%
—	—	27.43	13.68%	129,812	1.54%	1.55%	(1.14)%	(1.15)%	163%
—	—	24.13	8.06%	215,325	1.64%	1.65%	(1.35)%	(1.36)%	195%
—	—	22.33	(1.59)%	385,878	1.63%	1.64%	(1.25)%	(1.26)%	184%

$—	$—	$21.34	(1.98)%	$141	3.14%	3.49%	(2.98)%	(3.33)%	66%
—	0.03	21.77	45.23%[4]	78	2.38%	2.39%	(1.65)%	(1.66)%	149%
—	—	14.99	(45.29)%	109	2.34%	2.35%	(1.99)%	(2.00)%	157%
—	—	27.40	(1.30)%	2	2.14%	2.14%	(1.47)%	(1.47)%	163%

$—	$—	$21.09	(1.77)%	$91	2.51%	2.86%	(2.35)%	(2.70)%	66%
—	0.03	21.47	45.36%[4]	96	3.36%	3.37%	(2.71)%	(2.72)%	149%
—	—	14.77	(45.94)%	42	3.41%	3.69%	(3.06)%	(3.34)%	157%
—	—	27.32	10.29%	14	1.96%	13.29%	(1.53)%	(12.86)%	163%

$—	$—	$22.01	(1.03)%	$1,141	1.04%	1.38%	(0.89)%	(1.23)%	66%
—	0.03	22.24[6]	29.75%[4]	2,518	1.41%	1.42%	(0.69)%	(0.70)%	149%

$—	$—	$8.61	(4.33)%	$47,312	1.49%	1.49%	(1.08)%	(1.08)%	66%
—	—	9.00	39.32%	58,218	1.46%	1.51%	(0.68)%	(0.73)%	144%
(0.26)	—	6.46	(52.50)%	89,584	1.29%	1.35%	(0.83)%	(0.89)%	281%
(2.46)	—	14.17	17.53%	288,956	1.34%	1.39%	(0.89)%	(0.94)%	262%
(0.44)	—	14.17	9.43%	267,807	1.30%	1.36%	(0.79)%	(0.85)%	214%
—	—	13.34	9.52%	218,771	1.34%	1.39%	(0.77)%	(0.82)%	207%

See notes to Financial Highlights on page 83.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	73

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distribution From Net Investment Income	Distributions from Net Realized Capital Gains
RS Mid Cap Growth Fund — (continued)
Class C
Six Months Ended 6/30/10[1]	$8.73	$(0.13)	$(0.30)	$(0.43)	$—	$—
Year Ended 12/31/09	6.36	(0.16)	2.53	2.37	—	—
Year Ended 12/31/08	14.05	(0.12)	(7.31)	(7.43)	—	(0.26)
Period From 5/21/07[5] to 12/31/07[1]	16.14	(0.08)	0.45	0.37	—	(2.46)

Class K
Six Months Ended 6/30/10[1]	$8.80	$(0.07)	$(0.35)	$(0.42)	$—	$—
Year Ended 12/31/09	6.37	(0.07)	2.50	2.43	—	—
Year Ended 12/31/08	14.08	(0.07)	(7.38)	(7.45)	—	(0.26)
Year Ended 12/31/07	14.16	(1.14)	3.52	2.38	—	(2.46)
Period From 12/4/06[5] to 12/31/06[1]	15.09	(0.01)	(0.48)	(0.49)	—	(0.44)

Class Y
Six Months Ended 6/30/10[1]	$9.08	$(0.09)	$(0.30)	$(0.39)	$—	$—
Year Ended 12/31/09	6.50	(0.04)	2.62	2.58	—	—
Year Ended 12/31/08	14.21	(0.03)	(7.42)	(7.45)	—	(0.26)
Period From 5/1/07[5] to 12/31/07[1]	15.44	(0.06)	1.29	1.23	—	(2.46)

See notes to Financial Highlights on page 83.

74	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[3]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$—	$8.30	(4.93)%	$430	2.82%	2.82%	(2.41)%	(2.41)%	66%
—	8.73	37.26%	496	2.83%	2.88%	(2.01)%	(2.06)%	144%
(0.26)	6.36	(52.80)%	450	2.02%	2.34%	(1.54)%	(1.86)%	281%

(2.46)	14.05	2.43%	484	3.13%	3.46%	(2.80)%	(3.13)%	262%

$—	$8.38	(4.77)%	$622	2.23%	2.23%	(1.82)%	(1.82)%	66%
—	8.80	38.15%	615	2.23%	2.28%	(1.36)%	(1.41)%	144%
(0.26)	6.37	(52.83)%	288	2.10%	2.15%	(1.60)%	(1.65)%	281%
(2.46)	14.08	16.97%	138	2.04%	3.67%	(1.65)%	(3.28)%	262%

(0.44)	14.16	(3.32)%	2	1.50%	1.53%	(1.10)%	(1.13)%	214%

$—	$8.69	(4.30)%	$2,056	1.33%	1.33%	(0.92)%	(0.92)%	66%
—	9.08	39.69%	1,459	1.21%	1.26%	(0.39)%	(0.44)%	144%
(0.26)	6.50	(52.35)%	998	1.00%	1.05%	(0.55)%	(0.60)%	281%

(2.46)	14.21	8.12%	3,560	1.03%	1.13%	(0.63)%	(0.73)%	262%

See notes to Financial Highlights on page 83.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	75

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions from Net Realized Capital Gains
RS Growth Fund
Class A
Six Months Ended 6/30/10[1]	$10.47	$(0.01)	$(1.04)	$(1.05)	$—	$—
Year Ended 12/31/09	7.96	(0.01)	2.51	2.50	—	—
Year Ended 12/31/08	14.43	(0.03)	(6.28)	(6.31)	—	(0.16)
Year Ended 12/31/07	15.25	(0.04)	2.02	1.98	—	(2.80)
Year Ended 12/31/06	15.85	0.01	1.73	1.74	(0.01)	(2.33)
Year Ended 12/31/05	16.66	(0.03)	1.92	1.89	—	(2.70)

Class C
Six Months Ended 6/30/10[1]	$10.23	$(0.05)	$(1.04)	$(1.09)	$—	$—
Year Ended 12/31/09	7.91	(0.09)	2.40	2.31	—	—
Year Ended 12/31/08	14.38	(0.07)	(6.24)	(6.31)	—	(0.16)
Period From 6/29/07[5] to 12/31/07[1]	16.64	(0.03)	0.54	0.51	—	(2.77)

Class K
Six Months Ended 6/30/10[1]	$10.43	$(0.02)	$(1.06)	$(1.08)	$—	$—
Year Ended 12/31/09	7.98	(0.04)	2.48	2.44	—	—
Year Ended 12/31/08	14.50	(0.04)	(6.32)	(6.36)	—	(0.16)
Year Ended 12/31/07	15.25	(0.04)	1.95	1.91	—	(2.66)
Period From 11/27/06[5] to 12/31/06[1]	17.43	0.01	0.15	0.16	(0.01)	(2.33)

Class Y
Six Months Ended 6/30/10[1]	$10.49	$(0.03)	$(1.01)	$(1.04)	$—	$—
Year Ended 12/31/09	7.98	(0.01)	2.51	2.50	—	—
Year Ended 12/31/08	14.41	0.02	(6.29)	(6.27)	—	(0.16)
Period From 5/1/07[5] to 12/31/07[1]	15.81	—	1.46	1.46	—	(2.86)

See notes to Financial Highlights on page 83.

76	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Increase From Regulatory Settlements	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$—	$9.42	(10.03)%	$88,717	1.36%	1.36%	(0.28)%	(0.28)%	52%
—	0.01	10.47	31.53%[4]	109,272	1.40%	1.40%	(0.10)%	(0.10)%	128%
(0.16)	—	7.96	(43.73)%	91,714	1.33%	1.33%	(0.28)%	(0.28)%	281%
(2.80)	—	14.43	13.10%	196,128	1.29%	1.29%	(0.26)%	(0.26)%	242%
(2.34)	—	15.25	10.79%	191,915	1.35%	1.35%	0.07%	0.07%	180%
(2.70)	—	15.85	11.32%	206,737	1.37%	1.37%	(0.19)%	(0.19)%	159%

$—	$—	$9.14	(10.65)%	$397	2.68%	2.68%	(1.59)%	(1.59)%	52%
—	0.01	10.23	29.33%[4]	375	3.06%	3.06%	(1.78)%	(1.78)%	128%
(0.16)	—	7.91	(43.88)%	198	1.89%	2.69%	(0.83)%	(1.63)%	281%
(2.77)	—	14.38	3.14%	268	2.17%	3.83%	(1.14)%	(2.80)%	242%

$—	$—	$9.35	(10.35)%	$802	1.99%	1.99%	(0.91)%	(0.91)%	52%
—	0.01	10.43	30.70%[4]	692	2.10%	2.10%	(0.81)%	(0.81)%	128%
(0.16)	—	7.98	(43.86)%	343	2.08%	2.08%	(0.98)%	(0.98)%	281%
(2.66)	—	14.50	12.63%	179	1.87%	3.01%	(0.88)%	(2.02)%	242%
(2.34)	—	15.25	0.73%	7	1.62%	1.62%	0.26%	0.26%	180%

$—	$—	$9.45	(9.91)%	$1,247	1.28%	1.28%	(0.20)%	(0.20)%	52%
—	0.01	10.49	31.45%[4]	1,074	1.45%	1.45%	(0.17)%	(0.17)%	128%
(0.16)	—	7.98	(43.51)%	823	1.05%	1.05%	(0.03)%	(0.03)%	281%
(2.86)	—	14.41	9.32%	3,139	0.99%	0.99%	0.02%	0.02%	242%

See notes to Financial Highlights on page 83.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	77

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions from Net Realized Capital Gains
RS Technology Fund
Class A
Six Months Ended 6/30/10[1]	$14.89	$(0.12)	$0.04	$(0.08)	$—	$—
Year Ended 12/31/09	8.50	(0.13)	6.52	6.39	—	—
Year Ended 12/31/08	17.53	(0.14)	(8.78)	(8.92)	(0.03)	(0.08)
Year Ended 12/31/07	15.88	(0.13)	3.64	3.51	—	(1.86)
Year Ended 12/31/06	16.35	(0.20)	1.55	1.35	—	(1.82)
Year Ended 12/31/05	16.02	(0.27)	0.60	0.33	—	—

Class C
Six Months Ended 6/30/10[1]	$14.45	$(0.10)	$(0.04)	$(0.14)	$—	$—
Year Ended 12/31/09	8.37	(0.02)	6.10	6.08	—	—
Year Ended 12/31/08	17.39	(0.25)	(8.66)	(8.91)	(0.03)	(0.08)
Period From 5/2/07[5] to 12/31/07[1]	16.92	(0.12)	2.45	2.33	—	(1.86)

Class K
Six Months Ended 6/30/10[1]	$14.59	(0.08)	$(0.05)	(0.13)	$—	$—
Year Ended 12/31/09	8.39	(0.21)	6.41	6.20	—	—
Year Ended 12/31/08	17.44	(0.09)	(8.85)	(8.94)	(0.03)	(0.08)
Period From 1/19/07[5] to 12/31/07[1]	15.59	(0.09)	3.80	3.71	—	(1.86)

Class Y
Six Months Ended 6/30/10[1]	$15.04	(0.12)	$0.06	$(0.06)	$—	$—
Year Ended 12/31/09	8.55	(0.17)	6.66	6.49	—	—
Year Ended 12/31/08	17.57	(0.05)	(8.86)	(8.91)	(0.03)	(0.08)
Period From 5/1/07[5] to 12/31/07[1]	16.79	(0.05)	2.69	2.64	—	(1.86)

See notes to Financial Highlights on page 83.

78	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[3]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$—	$14.81	(0.54)%	$122,956	1.54%	1.54%	(1.40)%	(1.40)%	54%
—	14.89	75.18%	170,830	1.60%	1.60%	(1.35)%	(1.35)%	128%
(0.11)	8.50	(50.90)%	58,414	1.68%	1.68%	(0.73)%	(0.73)%	115%
(1.86)	17.53	22.25%	161,788	1.51%	1.51%	(1.14)%	(1.14)%	134%
(1.82)	15.88	8.19%	84,485	1.62%	1.63%	(1.26)%	(1.27)%	178%
—	16.35	2.06%	89,985	1.62%	1.62%	(1.54)%	(1.54)%	141%

$—	$14.31	(0.97)%	$2,274	2.47%	2.47%	(2.33)%	(2.33)%	54%
—	14.45	72.64%	1,386	2.81%	2.81%	(2.60)%	(2.60)%	128%
(0.11)	8.37	(51.26)%	144	2.33%	2.88%	(1.32)%	(1.87)%	115%
(1.86)	17.39	13.90%	457	3.06%	3.30%	(2.65)%	(2.89)%	134%

$—	$14.46	(0.89)%	$757	2.23%	2.23%	(2.08)%	(2.08)%	54%
—	14.59	73.90%	415	2.47%	2.47%	(2.23)%	(2.23)%	128%
(0.11)	8.39	(51.28)%	159	2.52%	2.66%	(1.81)%	(1.95)%	115%
(1.86)	17.44	23.93%	70	2.55%	4.48%	(2.17)%	(4.10)%	134%

$—	$14.98	(0.40)%	$4,816	1.36%	1.36%	(1.21)%	(1.21)%	54%
—	15.04	75.91%	1,572	1.39%	1.39%	(1.15)%	(1.15)%	128%
(0.11)	8.55	(50.73)%	430	1.35%	1.35%	(0.41)%	(0.41)%	115%
(1.86)	17.57	15.86%	830	1.16%	1.25%	(0.77)%	(0.86)%	134%

See notes to Financial Highlights on page 83.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	79

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions from Net Realized Capital Gains	Returns of Capital
RS Small Cap Equity Fund
Class A
Six Months Ended 6/30/10[1]	$12.44	$(0.07)	$(0.16)	$(0.23)	$—	$—	$—
Year Ended 12/31/09	9.10	(0.07)	3.41	3.34	—	—	—
Year Ended 12/31/08	14.28	(0.04)	(5.06)	(5.10)	(0.01)	(0.05)	(0.02)
Year Ended 12/31/07	17.90	0.06	0.75	0.81	(0.05)	(4.38)	—
Year Ended 12/31/06	16.58	(0.05)	2.73	2.68	—	(1.36)	—
Year Ended 12/31/05	19.40	(0.04)	(0.05)	(0.09)	—	(2.73)	—

Class B
Six Months Ended 6/30/10[1]	$10.22	$(0.34)	$0.10	$(0.24)	$—	$—	$—
Year Ended 12/31/09	7.55	(0.53)	3.20	2.67	—	—	—
Year Ended 12/31/08	11.98	(0.33)	(4.02)	(4.35)	(0.01)	(0.05)	(0.02)
Year Ended 12/31/07	15.80	(0.09)	0.65	0.56	—	(4.38)	—
Year Ended 12/31/06	14.94	(0.28)	2.50	2.22	—	(1.36)	—
Year Ended 12/31/05	17.94	(0.25)	(0.02)	(0.27)	—	(2.73)	—

Class C
Six Months Ended 6/30/10[1]	$10.14	$(0.19)	$(0.04)	$(0.23)	$—	$—	$—
Year Ended 12/31/09	7.49	(1.87)	4.52	2.65	—	—	—
Year Ended 12/31/08	11.88	(0.10)	(4.21)	(4.31)	(0.01)	(0.05)	(0.02)
Year Ended 12/31/07	15.68	(0.03)	0.61	0.58	—	(4.38)	—
Year Ended 12/31/06	14.81	(0.18)	2.41	2.23	—	(1.36)	—
Year Ended 12/31/05	17.80	(0.17)	(0.09)	(0.26)	—	(2.73)	—

Class K
Six Months Ended 6/30/10[1]	$11.85	$(0.09)	$(0.14)	$(0.23)	$—	$—	$—
Year Ended 12/31/09	8.69	(0.20)	3.36	3.16	—	—	—
Year Ended 12/31/08	13.69	(0.07)	(4.85)	(4.92)	(0.01)	(0.05)	(0.02)
Year Ended 12/31/07	17.36	(0.01)	0.72	0.71	—	(4.38)	—
Year Ended 12/31/06	16.16	(0.10)	2.66	2.56	—	(1.36)	—
Year Ended 12/31/05	19.05	(0.07)	(0.09)	(0.16)	—	(2.73)	—

See notes to Financial Highlights on page 83.

80	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$12.21	(1.85)%	$76,111	1.27%	1.38%	(1.08)%	(1.19)%	60%
—	12.44	36.70%	81,629	1.27%	1.40%	(0.74)%	(0.87)%	177%
(0.08)	9.10	(35.67)%	68,315	1.27%	1.29%	(0.33)%	(0.35)%	119%
(4.43)	14.28	4.84%	129,796	1.22%	1.22%	0.30%	0.30%	148%
(1.36)	17.90	16.90%	143,972	1.27%	1.27%	(0.28)%	(0.28)%	136%
(2.73)	16.58	(0.15)%	132,246	1.25%	1.25%	(0.20)%	(0.20)%	124%

$—	$9.98	(2.35)%	$1,683	2.35%	2.35%	(2.16)%	(2.16)%	60%
—	10.22	35.36%	2,086	2.29%	2.29%	(1.71)%	(1.71)%	177%
(0.08)	7.55	(36.26)%	2,484	2.30%	2.30%	(1.38)%	(1.38)%	119%
(4.38)	11.98	3.84%	5,992	2.12%	2.12%	(0.61)%	(0.61)%	148%
(1.36)	15.80	15.63%	7,852	2.39%	2.39%	(1.43)%	(1.43)%	136%
(2.73)	14.94	(1.21)%	12,971	2.21%	2.21%	(1.19)%	(1.19)%	124%

$—	$9.91	(2.27)%	$1,422	2.22%	2.48%	(2.02)%	(2.28)%	60%
—	10.14	35.38%	1,529	2.10%	2.10%	(1.58)%	(1.58)%	177%
(0.08)	7.49	(36.23)%	7,081	2.07%	2.07%	(1.11)%	(1.11)%	119%
(4.38)	11.88	4.00%	10,966	1.98%	1.98%	(0.46)%	(0.46)%	148%
(1.36)	15.68	15.84%	10,649	2.22%	2.22%	(1.22)%	(1.22)%	136%
(2.73)	14.81	(1.16)%	9,536	2.23%	2.23%	(1.13)%	(1.13)%	124%

$—	$11.62	(1.94)%	$8,826	1.60%	1.89%	(1.41)%	(1.70)%	60%
—	11.85	36.36%	9,168	1.60%	1.82%	(1.09)%	(1.31)%	177%
(0.08)	8.69	(35.90)%	10,865	1.60%	1.69%	(0.64)%	(0.73)%	119%
(4.38)	13.69	4.36%	16,639	1.60%	1.72%	(0.07)%	(0.19)%	148%
(1.36)	17.36	16.58%	15,227	1.60%	1.60%	(0.60)%	(0.60)%	136%
(2.73)	16.16	(0.53)%	12,276	1.58%	1.58%	(0.48)%	(0.48)%	124%

See notes to Financial Highlights on page 83.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	81

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions from Net Realized Capital Gains	Returns of Capital
RS Small Cap Equity Fund — (continued)
Class Y
Six Months Ended 6/30/10[1]	$12.40	$(0.06)	$(0.16)	$(0.22)	$—	$—	$—
Year Ended 12/31/09	9.06	(0.10)	3.44	3.34	—	—	—
Year Ended 12/31/08	14.18	— [7]	(5.04)	(5.04)	(0.01)	(0.05)	(0.02)
Period From 5/1/07[5] to 12/31/07[1]	19.44	0.12	(0.88)	(0.76)	(0.12)	(4.38)	—

82	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$12.18	(1.77)%	$309	1.47%	1.47%	(1.29)%	(1.29)%	60%
—	12.40	36.87%	460	1.24%	1.24%	(0.84)%	(0.84)%	177%
(0.08)	9.06	(35.50)%	193	1.02%	1.02%	(0.02)%	(0.02)%	119%
(4.50)	14.18	(3.61)%	162	1.00%	1.01%	3.29%	3.28%	148%

Distributions reflect actual per–share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[2]	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

[3]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

[4]

Without the effect of the income from the regulatory settlements, the total returns would have been for RS Small Cap Growth Fund 46.38%, 44.39%, 45.40%, and 47.10% for Class A, Class C, Class K and Class Y, respectively; for RS Select Growth Fund 47.15%, 45.23%, 45.16% and 29.58% for Class A, Class C, Class K and Class Y, respectively; for RS Growth Fund 31.53%, 29.20%, 30.58% and 31.45% for Class A, Class C, Class K and Class Y, respectively.

[5]	Inception date.

[6]	The NAV, as presented, has been adjusted from the NAV, as reported on December 31, 2009, due to a reprocessing of shareholder transactions.

[7]	Rounds to $0.00 per share.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	83

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Notes to Financial Statements

June 30, 2010 (unaudited)

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to six series offered by the Trust: RS Small Cap Growth Fund, RS Select Growth Fund, RS Mid Cap Growth Fund, RS Growth Fund, RS Technology Fund and RS Small Cap Equity Fund (each a “Fund”, collectively the “Funds”). All of the Funds are diversified funds. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Funds offer Class A, C, K and Y shares. RS Small Cap Equity Fund also offers Class B shares. The classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, except for certain differences, including class-specific expenses and voting rights with respect to matters affecting fewer than all classes or in which the interests of one class differ from the interests of any other class.

The Trust has an unlimited number of authorized shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of a Fund, as applicable.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of a Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Funds have adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Funds’ investment portfolios into two categories: investments and financial instruments (e.g. futures).

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

For the six months ended June 30, 2010, there were no significant transfers between level 1 and level 2.

b. Federal Income Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2010, the Trust has reviewed the tax positions for open periods, as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of

86	www.RSinvestments.com

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Operations. For the six months ended June 30, 2010, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state authorities for tax years before 2005.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Funds are informed of the dividend. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

f. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Funds have entered into an arrangement with their custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Funds’ custodian expenses. Each Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h. Distributions to Shareholders Each Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Distributions to shareholders are recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

j. Temporary Borrowings The Funds, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the six months ended June 30, 2010, the Funds which borrowed from the facility were as follows:

Fund	Amount Outstanding at 6/30/10	Average Borrowing*	Average Interest Rate*
RS Small Cap Growth Fund	$—	$2,440,576	1.52%
RS Mid Cap Growth Fund	—	412,372	1.52%
RS Growth Fund	—	2,282,867	1.42%
RS Technology Fund	—	5,611,409	1.52%
*	For the six months ended June 30, 2010, based on the number of days borrowings were outstanding.

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Funds, at the following annual rates:

Fund	Investment Advisory Fee Percentage
RS Small Cap Growth Fund	0.95%
RS Select Growth Fund	1.00%
RS Mid Cap Growth Fund	0.85%
RS Growth Fund	0.80%
RS Technology Fund	1.00%
RS Small Cap Equity Fund	0.75%

88	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2011. The terms of the agreement provide that RS Investments will waive advisory fees to the extent necessary to prevent certain Funds’ total annual fund operating expenses for Class A shares (excluding expenses indirectly incurred by the Funds through investments in certain pooled investment vehicles, interest, taxes, and extraordinary expenses) from exceeding the following rates:

Fund	Expense Limitation
RS Small Cap Growth Fund, Class A	1.35%
RS Select Growth Fund, Class A	1.35%
RS Mid Cap Growth Fund, Class A	1.49%
RS Growth Fund, Class A	1.49%

Additionally, RS Investments has agreed through April 30, 2011, to reduce the advisory fee of each of the other classes of shares of such Funds to the extent necessary so that such other classes bear the same level of advisory fees as Class A shares during that same period.

Pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2011, an expense limitation has been imposed to limit RS Small Cap Equity Fund’s total annual fund operating expenses to the following rates:

RS Small Cap Equity Fund	Expense Limitation
Class A	1.27%
Class B	2.41%
Class C	2.22%
Class K	1.60%
Class Y	N/A

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Funds for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

c. Distribution Fees GIS serves as the principal underwriter for shares of the Funds. The Funds have entered into an agreement with GIS for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of each Fund. For the six months ended June 30, 2010, GIS received distribution fees as follows:

Fund		Annual Rate	Distribution Fees
RS Small Cap Growth Fund	Class A	0.25%	$541,619
	Class C	1.00%	2,858
	Class K	0.65%	2,547
	Class Y	0.00%	—
RS Select Growth Fund	Class A	0.25%	76,279
	Class C	1.00%	611
	Class K	0.65%	345
	Class Y	0.00%	—
RS Mid Cap Growth Fund	Class A	0.25%	67,314
	Class C	1.00%	2,303
	Class K	0.65%	2,041
	Class Y	0.00%	—
RS Growth Fund	Class A	0.25%	126,129
	Class C	1.00%	1,992
	Class K	0.65%	2,502
	Class Y	0.00%	—
RS Technology Fund	Class A	0.25%	184,048
	Class C	1.00%	8,974
	Class K	0.65%	2,144
	Class Y	0.00%	—
RS Small Cap Equity Fund	Class A	0.25%	102,879
	Class B	1.00%	9,767
	Class C	1.00%	7,760
	Class K	0.65%	30,346
	Class Y	0.00%	—

RS Investments may perform certain services and incur certain expenses with respect to the promotion of the Funds’ shares and the servicing of shareholder accounts. GIS makes payments from the amounts it receives from the Funds pursuant to the distribution plan for any amounts payable with respect to expenses incurred by RS Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Funds or the servicing of shareholder accounts. In addition to payments under the distribution plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Board of Trustees and is reviewed by the Board of Trustees periodically. Such amounts are included in the Statement of Operations under the caption “Transfer agent fees”.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of The Guardian Insurance & Annuity Company, Inc. and an affiliate of GIS, distributes the Funds’ shares as a retail broker-dealer. For the six months ended June 30, 2010, PAS informed the Trust it received $1,157,102 directly or indirectly from GIS as continuing compensation for its services on behalf of all series in the Trust.

For the six months ended June 30, 2010, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Sales Charges
RS Small Cap Growth Fund	$2,868
RS Select Growth Fund	1,780
RS Mid Cap Growth Fund	3,092
RS Growth Fund	1,438
RS Technology Fund	5,813
RS Small Cap Equity Fund	798

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. For the six months ended June 30, 2010, GIS received CDSL charges as follows:

Fund	CDSL
RS Small Cap Growth Fund	$2
RS Select Growth Fund	12
RS Mid Cap Growth Fund	2
RS Growth Fund	123
RS Technology Fund	2,523
RS Small Cap Equity Fund	621

Note 3 Federal Income Taxes

a. Distributions to Shareholders No distributions were paid during the year ended December 31, 2009, which is the most recently completed tax year.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

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As of December 31, 2009, the Funds made the following reclassifications of permanent book and tax basis differences:

Fund	Paid-in Capital	Accumulated Net Investment Loss	Accumulated Net Realized Gain/(Loss)
RS Small Cap Growth Fund	$(490,965,456)	$4,283,018	$486,682,438
RS Select Growth Fund	(684,219)	684,219	—
RS Mid Cap Growth Fund	(402,193)	404,282	(2,089)
RS Growth Fund	(118,922)	118,922	—
RS Technology Fund	(12,812,583)	11,214,614	1,597,969
RS Small Cap Equity Fund	(466,142)	829,724	(363,582)

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2009, the Funds did not utilize capital loss carryovers.

For RS Small Cap Growth Fund, $505,722,821 of capital loss carryovers expired in the year ended December 31, 2009. For RS Technology Fund, $14,028,823 of capital loss carryovers expired in the year ended December 31, 2009.

See the chart for capital loss carryovers available to the Funds at December 31, 2009.

	Expiring
Fund	2010	2011	2015	2016	2017	Total
RS Small Cap Growth Fund	$716,951,129	$5,261,868	$140,512	$84,379,957	$40,815,446	$847,548,912	*
RS Select Growth Fund	100,139,373	—	—	11,629,613	7,418,723	119,187,709
RS Mid Cap Growth Fund	—	—	—	57,187,960	46,799,654	103,987,614
RS Growth Fund	—	—	—	29,047,726	25,594,363	54,642,089
RS Technology Fund	—	—	—	—	16,096,810	16,096,810
RS Small Cap Equity Fund	—	—	—	21,682,746	20,475,162	42,157,908
*	As of December 31, 2009, RS Small Cap Growth Fund, as the successor of a merger, has capital loss carryovers of $18,090,978 subject to certain limitations on availability to offset future capital gains, if any.

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In determining its taxable income, current tax law permits the Funds to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2009, the Funds elected to defer net capital and currency losses as follows:

Fund	Deferred Net Capital Losses
RS Small Cap Growth Fund	$—
RS Select Growth Fund	—
RS Mid Cap Growth Fund	—
RS Growth Fund	14,835
RS Technology Fund	244,801
RS Small Cap Equity Fund	—

b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2010, for each Fund is listed in the chart below. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below:

Fund	Cost of Investments	Net Unrealized Appreciation on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS Small Cap Growth Fund	$369,138,714	$41,110,308	$62,735,703	$(21,625,395)
RS Select Growth Fund	54,390,544	3,136,806	6,360,813	(3,224,007)
RS Mid Cap Growth Fund	46,740,807	4,318,350	6,312,853	(1,994,503)
RS Growth Fund	86,013,085	6,308,427	9,995,488	(3,687,061)
RS Technology Fund	110,301,210	20,053,876	24,764,800	(4,710,924)
RS Small Cap Equity Fund	80,924,536	7,885,118	12,360,280	(4,475,162)

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Note 4 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the Funds were as follows:

Transactions in Capital Shares

RS Small Cap Growth Fund

	For the Six Months Ended 6/30/10		For the Year Ended 12/31/09
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,111,664	$71,772,561	1,777,237	$46,229,437
Shares redeemed	(2,933,674)	(100,309,967)	(2,339,290)	(61,502,577)
Shares issued upon merger[1]	—	—	1,915,440	59,876,646

Net increase/(decrease)	(822,010)	$(28,537,406)	1,353,387	$44,603,506

Class C
Shares sold	6,349	$207,130	7,487	$202,190
Shares redeemed	(1,070)	(34,154)	(9,229)	(243,496)
Shares issued upon merger[1]	—	—	3,257	98,874

Net increase	5,279	$172,976	1,515	$57,568

Class K
Shares sold	7,760	$246,416	8,772	$217,210
Shares redeemed	(2,465)	(79,769)	(4,567)	(120,335)
Shares issued upon merger[1]	—	—	6,062	185,138

Net increase	5,295	$166,647	10,267	$282,013

Class Y
Shares sold	586,944	$20,773,571	98,613	$2,963,315
Shares redeemed	(142,619)	(4,827,167)	(3,769)	(105,402)
Shares issued upon merger[1]	—	—	47,632	1,502,333

Net increase	444,325	$15,946,404	142,476	$4,360,246

[1]	RS Smaller Company Growth Fund merged with RS Small Cap Growth Fund on December 14, 2009.

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RS Select Growth Fund

	For the Six Months Ended 6/30/10		For the Year Ended 12/31/09
	Shares	Amount	Shares	Amount
Class A
Shares sold	74,633	$1,730,022	246,513	$4,348,205
Shares redeemed	(269,121)	(6,237,443)	(646,579)	(11,436,147)

Net decrease	(194,488)	$(4,507,421)	(400,066)	$(7,087,942)

Class C
Shares sold	3,078	$69,432	3,521	$67,713
Shares redeemed	(59)	(1,421)	(7,213)	(103,643)

Net increase/(decrease)	3,019	$68,011	(3,692)	$(35,930)

Class K
Shares sold	1,241	$27,441	3,573	$60,733
Shares redeemed	(1,386)	(30,222)	(1,905)	(36,330)

Net increase/(decrease)	(145)	$(2,781)	1,668	$24,403

Class Y*
Shares sold	31,261	$828,799	113,226	$1,945,305
Shares redeemed	(92,645)	(2,092,290)	—	—

Net increase/(decrease)	(61,384)	$(1,263,491)	113,226	$1,945,305

*	Inception date was May 1, 2009.

RS Mid Cap Growth Fund

	For the Six Months Ended 6/30/10		For the Year Ended 12/31/09
	Shares	Amount	Shares	Amount
Class A
Shares sold	225,201	$2,076,948	745,724	$5,269,509
Shares redeemed	(1,195,662)	(11,028,102)	(8,139,100)	(53,807,028)

Net decrease	(970,461)	$(8,951,154)	(7,393,376)	$(48,537,519)

Class C
Shares sold	14,881	$133,019	20,627	$147,734
Shares redeemed	(19,837)	(178,577)	(34,553)	(213,558)

Net decrease	(4,956)	$(45,558)	(13,926)	$(65,824)

Class K
Shares sold	16,109	$144,478	40,714	$293,701
Shares redeemed	(11,793)	(100,865)	(16,120)	(126,650)

Net increase	4,316	$43,613	24,594	$167,051

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Transactions in Capital Shares (continued)

RS Mid Cap Growth Fund — continued

	For the Six Months Ended 6/30/10		For the Year Ended 12/31/09
	Shares	Amount	Shares	Amount
Class Y
Shares sold	119,901	$1,147,106	75,535	$537,239
Shares redeemed	(43,926)	(376,649)	(68,398)	(532,431)

Net increase	75,975	$770,457	7,137	$4,808

RS Growth Fund

	For the Six Months Ended 6/30/10		For the Year Ended 12/31/09
	Shares	Amount	Shares	Amount
Class A
Shares sold	227,651	$2,297,902	413,055	$3,557,001
Shares redeemed	(1,244,762)	(12,800,645)	(1,495,586)	(13,223,659)

Net decrease	(1,017,111)	$(10,502,743)	(1,082,531)	$(9,666,658)

Class C
Shares sold	9,979	$103,263	16,876	$160,591
Shares redeemed	(3,126)	(32,616)	(5,325)	(47,470)

Net increase	6,853	$70,647	11,551	$113,121

Class K
Shares sold	29,626	$311,527	44,026	$387,120
Shares redeemed	(10,316)	(106,604)	(20,554)	(195,577)

Net increase	19,310	$204,923	23,472	$191,543

Class Y
Shares sold	38,626	$417,874	27,295	$234,778
Shares redeemed	(8,929)	(93,628)	(28,119)	(222,620)

Net increase/(decrease)	29,697	$324,246	(824)	$12,158

RS Technology Fund

	For the Six Months Ended 6/30/10		For the Year Ended 12/31/09
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,722,067	$27,477,054	6,687,881	$74,560,608
Shares redeemed	(4,896,271)	(73,011,379)	(2,083,992)	(24,174,026)

Net increase/(decrease)	(3,174,204)	$(45,534,325)	4,603,889	$50,386,582

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RS Technology Fund — continued

	For the Six Months Ended 6/30/10		For the Year Ended 12/31/09
	Shares	Amount	Shares	Amount
Class C
Shares sold	86,621	$1,327,636	84,428	$1,122,725
Shares redeemed	(23,626)	(344,647)	(5,750)	(60,460)

Net increase	62,995	$982,989	78,678	$1,062,265

Class K
Shares sold	28,722	$426,967	17,284	$196,752
Shares redeemed	(4,864)	(71,408)	(7,734)	(97,558)

Net increase	23,858	$355,559	9,550	$99,194

Class Y
Shares sold	273,646	$4,336,823	65,020	$729,043
Shares redeemed	(56,741)	(847,822)	(10,813)	(141,588)

Net increase	216,905	$3,489,001	54,207	$587,455

RS Small Cap Equity Fund

	For the Six Months Ended 6/30/10		For the Year Ended 12/31/09
	Shares	Amount	Shares	Amount
Class A
Shares sold	548,563	$7,129,490	1,061,577	$10,225,682
Shares redeemed	(878,536)	(11,374,108)	(2,009,710)	(20,291,312)

Net decrease	(329,973)	$(4,244,618)	(948,133)	$(10,065,630)

Class B
Shares sold	1,382	$14,745	12,659	$101,567
Shares redeemed	(36,903)	(388,303)	(137,530)	(1,158,605)

Net decrease	(35,521)	$(373,558)	(124,871)	$(1,057,038)

Class C
Shares sold	1,177	$13,128	7,918	$56,653
Shares redeemed	(8,430)	(86,147)	(801,850)	(8,193,775)

Net decrease	(7,253)	$(73,019)	(793,932)	$(8,137,122)

Class K
Shares sold	42,560	$528,340	128,870	$1,195,399
Shares redeemed	(56,381)	(693,199)	(605,067)	(6,992,916)

Net decrease	(13,821)	$(164,859)	(476,197)	$(5,797,517)

Class Y
Shares sold	18,268	$245,113	39,438	$367,328
Shares redeemed	(30,006)	(355,823)	(23,661)	(238,411)

Net increase/(decrease)	(11,738)	$(110,710)	15,777	$128,917

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b. Shareholder Concentration As of June 30, 2010, the number of shareholders and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders) who owned of record 5% or more of the net assets of a Fund is summarized in the following table:

Fund	Number of Shareholders	Percentage of Net Assets
RS Small Cap Growth Fund	2	36.23%
RS Select Growth Fund	1	32.72%
RS Mid Cap Growth Fund	1	19.87%
RS Growth Fund	1	17.08%
RS Technology Fund	2	37.60%
RS Small Cap Equity Fund	3	53.91%

Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the six months ended June 30, 2010, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
RS Small Cap Growth Fund	$261,239,287	$262,987,276
RS Select Growth Fund	39,760,155	45,734,952
RS Mid Cap Growth Fund	35,734,959	44,592,997
RS Growth Fund	52,474,973	66,253,924
RS Technology Fund	77,861,948	119,841,642
RS Small Cap Equity Fund	54,354,461	59,099,661

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In their normal course of business, some of the Funds may invest a significant portion of their assets in companies within a limited number of industries or sectors. As a result, these Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest

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accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 6 Regulatory Settlements

During the six months ended June 30, 2010, RS Technology Fund received payments of $32,399 relating to certain regulatory settlements which were distributed under the direction of the Securities and Exchange Commission.

These payments are included in “Increase from Regulatory Settlements” on the Statement of Changes in Net Assets and resulted in less than $0.01 per share net asset value impact as well as a less than 0.01% performance impact to the total return for the six months ended June 30, 2010.

Note 7 Review for Subsequent Events

The Trust evaluated the possibility of subsequent events existing in the Funds’ financial statements through August 20, 2010, the date the financial statements were available to be issued. The Trust determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

Note 8 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

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Supplemental Information (unaudited)

Approval of the Investment Advisory Agreements for RS Investment Trust

The Board of Trustees of the RS Investment Trust, including all the disinterested Trustees, met in person on August 11 - 12, 2009, to consider the continuation of the Advisory Agreements for the one-year period commencing August 31, 2009. During the previous several weeks, the Trustees met with the independent Trustees’ counsel and independent consultants in preparation for this meeting. In an executive session immediately prior to the meeting, the disinterested Trustees (i) had confirmed their receipt of all the information they had requested from RS Investments, (ii) had reviewed again the memorandum prepared by counsel regarding the fiduciary duties of the disinterested Trustees, and (iii) had reviewed the conclusions they had reached relating to annual renewal matters. The independent Trustees’ counsel stated that at this time the disinterested Trustees had no further requests for information from RS Investments. The Chair of the Board of Trustees, who is an independent Trustee, thanked RS Investments for providing complete responses to all of the Trustees’ questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The independent Trustees’ counsel summarized for the Trustees the steps the Trustees had taken in connection with consideration of the annual continuation of the Funds’ investment advisory arrangements, including the materials they had reviewed. He noted that the review had encompassed the Advisory Agreements for all of the Funds, and the distribution agreements and Rule 12b-1 plans for all of the Funds. In the discussion, the Chair stated that the Trustees had found the assistance of independent consultants helpful in their review of the written materials relating to Fund performance and expenses.

The independent Trustees’ counsel noted that the Trustees had been assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The independent Trustees’ counsel noted that the Chief Compliance Officer had concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The independent Trustees’ counsel reported that the Trustees had considered the nature, extent, and quality of the services provided by RS Investments. He said that, in this regard, the Trustees had taken into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. He said that the Trustees had considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers.

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The independent Trustees’ counsel noted that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. The independent Trustees’ counsel stated that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The independent Trustees’ counsel noted in this regard that the Trustees had reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. He said that the Trustees had been aided by an analysis prepared by an independent consultant retained by the independent Trustees to compare the Funds’ advisory fees, expenses and performance to the Funds’ peers. He noted that, in his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The independent Trustees’ counsel said that the Trustees had reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. He said that the Trustees had considered the total expense ratios of the Funds and noted that the Funds’ renegotiated custodial arrangements had resulted in savings for several of the Funds in the prior year. The independent Trustees’ counsel said that the outside consultant’s report noted that, for a number of the Funds that had been identified as having high expense issues because of limited assets, RS Investments was considering proposing that those Funds be reorganized into another Fund or liquidated.

The independent Trustees’ counsel said that the Trustees had considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including for institutional separate accounts and for mutual funds for which RS Investments serves as sub-adviser. He said that the Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. He said that the Chief Compliance Officer had noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The independent Trustees’ counsel noted that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The independent Trustees’ counsel also noted that RS Investments had explained that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the

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Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The independent Trustees’ counsel said that the Trustees had reviewed performance information for each Fund for various periods. He said that their review had included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. He said that the Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except for those Funds for which action has been taken or is proposed, such as changes to portfolio management, reorganization, or liquidation (such as the RS Large Cap Value VIP Series), or where the discipline associated with the strategy explains a Fund’s underperformance (such as the RS Global Natural Resources Fund’s lower commodity exposure compared to peer funds, and the high-quality strategy of the RS Money Market Fund).

The independent Trustees’ counsel noted that the Trustees had reviewed the detailed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. He said that the Trustees had considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The independent Trustees’ counsel said that the Trustees had also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2008, and for the five months ended May 31, 2009. He said that the Trustees had considered the statements of the Chief Compliance Officer, in his report, to the effect that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the VIP Funds had been less profitable generally than the retail Funds. The independent Trustees’ counsel said that the Trustees had also noted the statement in the Chief Compliance Officer’s report that the profitability from the Funds to RS Investments had declined in 2008 and that the trend had continued so far in 2009, but that RS Investments has stated that it remains committed to providing high-quality services to the Funds. He said that the Trustees had also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. He said that the Trustees had also taken into account that the Chief Compliance Officer had noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. As to the profitability of the Funds’ sub-advisers, he said that the Trustees had considered information provided by RS Investments that had been requested and collected from those sub-advisers, which shows that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower.

The independent Trustees’ counsel noted that the Trustees had discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and

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whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed various information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that the following factors raised by RS Investments and the Chief Compliance Officer had been taken into account: (1) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (2) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; and (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings. The independent Trustees’ counsel said that the Trustees had taken into account specifically the substantial decline in asset levels of the Funds and the concomitant reduction in revenues and profitability to RS Investments in recent periods, and had determined that, although it may be appropriate to consider breakpoints in the future for certain RS Funds, such a step would not be appropriate at this time.

The independent Trustees’ counsel reported that the Trustees had considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. He said that the Trustees had considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. He said that, on the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees had concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The independent Trustees’ counsel said that the Trustees had reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. He said that, on the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the services provided by them to the Funds was generally acceptable.

The independent Trustees’ counsel said that the Trustees had considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the

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Trustees’ requests. He said that the Trustees had considered generally the continuing favorable interaction of the legacy investment teams at RS Investments and GIS, improvements in control functions between the two firms over the past year, and RS Investments’ increased role in providing administrative services to the Funds and were generally satisfied with the services currently being provided by the two firms.

The independent Trustees’ counsel then said that the Trustees had considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

RS Investments continues to integrate the respective RS Investments and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. RS is continuing its integration work in this regard.

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams. RS Investments acted decisively and effectively to avoid potentially serious problems and disruptions when a key portfolio manager and his team departed in New York.

RS Investments has recommended, discussed, and sought approval from the Boards of Trustees as needed to implement various significant changes affecting the Funds, including liquidations, reorganizations, and expense limitations, both in response to its internal review of various Funds or to concerns expressed by the Boards. In most cases, RS Investments has anticipated issues and addressed them actively with the Boards.

RS Investments has provided all necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

Overall, the independent Trustees noted evidence presented by RS Investments and statements from the Chief Compliance Officer that RS Investments provides (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2009.

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ Web site at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-766-3863.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

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388 Market Street San Francisco CA 94111

www.RSinvestments.com | 800-766-3863

Six-time winner of Dalbar Service Award EB 015097 (06/10)

2010 Semiannual Report

All data as of June 30, 2010

RS Value Funds

Class A, B, C, K, and Y Shares

•	RS Partners Fund

•	RS Value Fund

•	RS Large Cap Alpha Fund

•	RS Investors Fund

•	RS Global Natural Resources Fund

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

RS Investments

Value | Growth | International | Fixed Income

RS Funds provide clients with access to four deep and experienced investment teams – each pursuing investment opportunities consistent with its particular style. The dedicated research team approach assures that our clients benefit from process consistency, investment excellence, and choice across disciplines.

RS Value Funds	RS Growth Funds	RS Fixed Income Funds
RS Partners Fund*	RS Small Cap Growth Fund	RS Investment Quality Bond Fund
RS Value Fund	RS Select Growth Fund	RS Low Duration Bond Fund
RS Large Cap Alpha Fund	RS Mid Cap Growth Fund	RS High Yield Bond Fund
RS Investors Fund	RS Growth Fund	RS Tax-Exempt Fund
RS Global Natural Resources Fund	RS Technology Fund	RS High Yield Municipal Bond Fund
	RS Small Cap Equity Fund**	RS Floating Rate Fund
RS International Funds		RS Strategic Income Fund
RS International Growth Fund	Other RS Funds	RS Money Market Fund
RS Emerging Markets Fund*	RS S&P 500 Index Fund

*	Currently only offered to certain investors. Please see the prospectus for more information.
**	Closed to new investors.

CEO’S LETTER

Terry R. Otton CEO, RS Investments

Dear Fellow Shareholder,

The first half of the year brought more volatility to the global equity and credit markets, principally driven by the usual suspect: uncertainty. It seems nearly every economic news article highlights an encouraging data point only to be quickly reined in by an equally sobering reminder about the lingering effects of the debt crisis, unemployment, European sovereign debt, impending inflation, or depressed housing prices. Reading between the lines, it appears as if the recovery will continue, but at a much slower rate than any of us would like to see.

While these macroeconomic issues are very real and affect us all in one way or another, they are far less important to our day-to-day business than many realize. Over the long term, the performance we deliver to our shareholders will be more influenced by the successes and challenges of the individual companies and securities that we pick than by economic cycles.

As you will read in the pages that follow, we believe that our portfolio management teams are finding opportunities in companies that are well-positioned to improve their fundamental results either through restructuring, improving cash flow or credit market conditions, owning advantaged assets, de-leveraging, or delivering unique, in-demand products and services to the market. We are confident that these companies do exist — even in today’s uncertain environment — and that our investment teams are finding them.

We manage our own business much like we manage our investment portfolios – we make decisions with the long term squarely in mind. Whether it is investing in people, improving our investment processes, or refining our business systems, we are always seeking ways to enhance the performance of our funds and the service we offer to our clients.

We continue to take advantage of the economic downturn to improve our own competitive position. As many of our peers in the industry have retrenched, we have been able to attract tremendously talented individuals to our organization. We recently hired Leslie Bunim in June. Leslie brings over ten years of investing experience to RS Investments, adding even more depth to an already seasoned RS Growth Team. We are confident that Leslie will prove to be a great addition to the team.

As we continue to invest in our existing investment teams, we are also taking steps to broaden our investment offerings. The highly experienced investment team of Larry Coats, David Carr, and Christy Phillips plans to join RS Investments in the fall and will comprise the RS Core Growth Team. These individuals currently manage a conservative, large cap equity fund with an impressive 17-year track record. In terms of investment style, their “GARP” (Growth at a Reasonable Price) investment strategy will round out our large cap fund offerings by fitting neatly between RS Large Cap Alpha Fund (Value) and RS Growth Fund (Classic

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CEO’S LETTER

Growth). A well-diversified large cap portfolio with allocations to each of these investment styles will offer investors a variety of opportunities, risk profiles, and potential return streams.

Pending approval from their fund’s shareholders, anticipated to occur in September, we will welcome these great investors and their mutual fund to the RS Fund Family. The team will manage their portfolios according to their long-established investment approach, as do our other investment teams, helping to ensure that their research, investment strategy, and insights provide the kind of focused expertise your well-diversified portfolio demands.

If you have not recently visited the RS Investments website, I want to highlight the rich content that we provide on an ongoing basis. Virtually everything you need to know about investing with RS Investments is located on the site: quarterly commentaries, up-to-date performance; information about our Fund Family, detail about the people who manage your money, and much more.

Additionally, we recently launched a new online resource in support of our clients who own or are interested in RS Global Natural Resources Fund. This new site can be accessed from our homepage or at www.RSinvestments.com/GNR.htm.

RS Global Natural Resources Fund seeks long-term capital appreciation with the added potential benefits of inflation protection and participation in emerging market growth dynamics. The RS Hard Assets team’s value-driven, “downside aware” investment approach is predicated on deep, fundamental research. Spending just ten minutes on the site may expand your investment horizons and provide some additional insight into a potentially enriching long-term opportunity.

As you can see, there is always a lot going on at RS Investments – all of it focused on delivering results for you. I would like to thank you for placing your trust and confidence in RS Investments. I assure you, your trust is well placed as we take nothing more seriously.

Sincerely,

Terry R. Otton

CEO, RS Investments

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IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2010. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will change.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. Class B performance quoted “with sales charge” reflects the maximum contingent deferred sales charge of 3%. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1%. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

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RS PARTNERS FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Partners Fund Commentary

Highlights

•

After starting out the year on a strong note, equity markets lost ground during the second quarter of 2010 as concerns over the sustainability of the global economic recovery dampened investor appetites for risk.

•	Against this backdrop, RS Partners Fund declined slightly on an absolute basis but nonetheless outperformed the benchmark Russell 2000® Value Index[3].

•

Stock selection in the materials, consumer discretionary, and energy sectors aided the Fund’s relative performance. On a negative note, stock selection in the financial services sector was the largest detractor from relative performance.

Market Overview

Equity markets were volatile during the first half of 2010, as investors tried to assess the strength and direction of the economic recovery. Markets gained some ground in the first quarter, aided by positive corporate earnings news and guarded optimism over the outlook for global economic growth. During the second quarter, however, investors began to reassess their confidence in the sustainability of the economic recovery, as concerns grew over high unemployment, deflation risks, weakening economic growth abroad, and a European debt crisis.

Fund Performance Overview

RS Partners Fund (Class A Shares) returned -0.58% in the six-month period ended June 30, 2010, while the benchmark Russell 2000® Value Index returned -1.64%.

The Fund’s strongest individual contributor for the period was Coinstar, a company that manages self-service consumer vending machines and kiosks. The company continues to reach out to new market segments through its popular Redbox movie rental kiosks, offering an affordable and convenient entertainment option to consumers by renting DVDs for $1 per day. Despite the strong contribution of this investment, we remain cautious regarding more discretionary consumer-related businesses, given our concerns over high levels of unemployment, depressed home values, and increased savings rates.

Relative performance was also supported by the Fund’s stock selection in the materials sector, where gold mining company New Gold has benefited from improving revenue growth and its continued cost cutting efforts. The Fund also benefitted from our investment in independent oil and gas exploration firm Concho Resources, which gained ground despite a difficult period for energy shares.

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RS PARTNERS FUND

Other positive contributors included electronics payments processing software provider ACI Worldwide and Milwaukee-based regional banking company Marshall & Ilsley Corporation, owner of the M&I Bank. Over the past year, the Fund’s exposure to banking shares has steadily increased as we have become more positive on the sector. We seek to identify banking companies with solid capital positions, stable and reliable funding sources, proven management teams, and increasing returns-on-capital.

On a negative note, a number of the Fund’s financial services holdings failed to escape a broad-based decline during the second quarter. Detractors included mortgage insurance provider MGIC Investment Corp. and electronic payments provider Euronet, which traded down on concerns related to the European debt crisis. Global economic uncertainty also overshadowed shares of Scientific Games, a provider of technology that supports lotteries and other gaming activities.

Stock selection in the health care sector also hurt relative performance, due in part to our investment in Myriad Genetics, a maker of molecular diagnostic products, including the leading genetic test for breast and ovarian cancer. The company faced concerns over its recent disappointing revenue performance, as well as questions over insurance reimbursement rates for some of its diagnostic procedures. Magellan Health Services, a provider of managed health care services, also detracted from relative performance.

Outlook

We believe that we are in a period of protracted volatility as the markets continue to grapple with a variety of issues, including ongoing deleveraging, deflation/inflation risks, government budget deficits, higher taxes, and the potential for rising risk premiums. As a result, we remain cautious with respect to the levels of financial and operational leverage that we will tolerate within our portfolio companies and remain committed to our bottom-up, risk-managed investment approach, seeking to uncover promising investments that meet our stringent requirements.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

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RS PARTNERS FUND

Characteristics

Total Net Assets: $1,782,588,817

Top Ten Holdings[1]

Holding	% of Total Net Assets
ACI Worldwide, Inc.	3.63%
First Horizon National Corp.	3.55%
Associated Banc-Corp	3.41%
Coinstar, Inc.	3.21%
BorgWarner, Inc.	3.00%
Compass Minerals International, Inc.	2.98%
Myriad Genetics, Inc.	2.85%
Denbury Resources, Inc.	2.84%
The Cooper Cos., Inc.	2.83%
StanCorp Financial Group, Inc.	2.75%
Total	31.05%

Sector Allocation[2]

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
2	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.
3

The Russell 2000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

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RS PARTNERS FUND

Performance Update

Average Annual Total Returns
	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares 7/12/95
without sales charge	-0.58%	21.85%	-8.51%	0.19%	12.54%	10.91%
with maximum sales charge	-5.30%	16.07%	-9.98%	-0.78%	11.99%	10.55%
Class K Shares 10/13/06	-0.90%	21.27%	-8.85%	—	—	-3.65%
Class Y Shares 5/1/07	-0.46%	22.24%	-8.24%	—	—	-7.22%
Russell 2000® Value Index[3]	-1.64%	25.07%	-9.85%	-0.51%	7.48%	8.68%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Partners Fund and in the Russell 2000® Value Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class K shares (10/13/06) and Class Y shares (5/1/07) would have the following values as of June 30, 2010: $8,709 (Class K) and $7,888 (Class Y). While Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results.

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RS VALUE FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Value Fund Commentary

Highlights

•

As economic uncertainty weighed on equity market performance during the first half of 2010, the RS Value Fund posted a flat return, outperforming the Russell Midcap® Value Index[3], which declined 0.88%.

•

The Fund’s relative outperformance was supported by stock selection, especially in the consumer discretionary, health care, and producer durables sectors. Stock selection in the financial services and energy sectors detracted from relative returns.

Market Overview

Equity markets were volatile during the first half of 2010, as investors tried to assess the strength of the economic recovery. Markets gained some ground in the first quarter, aided by positive corporate earnings news and guarded optimism over the outlook for global economic growth. During the second quarter, however, investors began to reassess their confidence in the sustainability of the economic recovery, as concerns grew over high unemployment, deflation risks, weakening economic growth abroad, and a European debt crisis.

Fund Performance Overview

RS Value Fund (Class A Shares) returns were flat (0.00%) for the six-month period ended June 30, 2010, outperforming its benchmark, the Russell Midcap® Value Index, which returned -0.88%.

A top contributor to the Fund during the six month period was KeyCorp, a bank-based diversified financial services company headquartered in Cleveland, Ohio. KeyCorp has the 15th largest branch network in the U.S. and operates over 1,000 banking offices across 15 states. The company offers a full range of traditional retail and commercial banking services, along with a variety of other financial products. KeyCorp’s management has been proactive in identifying problem loans and recognizing losses, while also implementing cost cutting initiatives that should lead to improved returns.

In the producer durables sector, we benefited from our investment in Cummins, a manufacturer of commercial truck engines. Cummins raised its earnings guidance to reflect improved sales trends in its overseas markets, as well as growing demand for more fuel efficient, lower polluting truck engines. In the energy sector, a detractor for the period was Southwestern Energy, which has been pressured by lackluster industrial demand for natural gas.

While the second quarter in particular was difficult for financial services stocks, a number of the Fund’s individual holdings in this area aided relative performance in the

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RS VALUE FUND

six-month period. These included regional bank company Marshall & Ilsley Corporation, owner of M&I Bank. Nonetheless, uncertainty over increased banking regulation and the implications of the European debt crisis weighed on the broader range of financial services shares, dampening the performance of bank holding company State Street Corporation, as well as online brokerage company E*Trade Financial. First Horizon National Corp. also held back relative returns.

Despite the recent downward pressure on financial services stocks, we view prospects for increased regulatory oversight favorably, to the extent that these changes may protect consumers and discourage excessive risk-taking at the community and regional bank level. We also believe that improved regulation will serve to eradicate the more marginal, irrational lenders whose activity so negatively affected the credit markets, while at the same time improve risk-adjusted returns for community and regional banks that possess solid underwriting standards and strong deposit franchises. As such, we have used the recent decline in financial services shares to consolidate capital around our highest conviction names, focusing on companies that we believe possess solid capital positions, stable and reliable funding sources, strong management teams, increasing returns-on-capital, and reduced downside risk over our three-year investment horizon.

Outlook

We believe that markets will remain volatile in the near-term as investors grapple with the implications of high levels of public and private debt and the uncertain prospects for global economic growth. Despite these uncertainties, we believe that the Fund is well positioned. Above all, we believe that the strength of our investment team and our value investment process will benefit investors over the long-term.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

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RS VALUE FUND

Characteristics

Total Net Assets: $1,693,929,500

Top Ten Holdings[1]

Holding	% of Total Net Assets
Praxair, Inc.	4.38%
Agilent Technologies, Inc.	3.84%
Hasbro, Inc.	3.73%
KeyCorp	3.44%
Martin Marietta Materials, Inc.	3.43%
Southwestern Energy Co.	3.29%
BorgWarner, Inc.	3.25%
Comverse Technology, Inc.	3.24%
Atmel Corp.	2.99%
Genworth Financial, Inc., Class A	2.95%
Total	34.54%

Sector Allocation[2]

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
2	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.
3

The Russell Midcap® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

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RS VALUE FUND

Performance Update

Average Annual Total Returns
	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares 6/30/93
without sales charge	0.00%	23.07%	-9.49%	0.64%	8.38%	5.87%
with maximum sales charge	-4.75%	17.21%	-10.94%	-0.34%	7.86%	5.57%
Class C Shares 5/1/07
without sales charge	-0.34%	22.20%	-10.13%	—	—	-8.97%
with sales charge	-1.34%	21.20%	-10.13%	—	—	-8.97%
Class K Shares 12/4/06	-0.15%	22.61%	-9.81%	—	—	-5.29%
Class Y Shares 5/1/07	0.19%	23.59%	-9.13%	—	—	-7.98%
Russell Midcap® Value Index[3]	-0.88%	28.91%	-9.44%	0.71%	7.55%	9.65%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Value Fund and in the Russell Midcap® Value Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (5/1/07), Class K shares (12/4/06), and Class Y shares (5/1/07) would have the following values as of June 30, 2010: $7,426 (Class C), $8,235 (Class K), and $7,686 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results.

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RS LARGE CAP ALPHA FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Large Cap Alpha Fund Commentary

Highlights

•	After starting out the year on a relatively strong note, equity markets sold off sharply in the second quarter as fears of a double-dip recession became more prevalent.

•

RS Large Cap Alpha Fund delivered negative absolute performance during this difficult period, but nonetheless outperformed both the benchmark Russell 1000® Value Index[3] and the broader S&P 500® Index[4]. The Fund’s outperformance versus the Russell 1000® Value was aided by stock selection, especially in the consumer discretionary sector. Investment selection and underweight positions in the consumer staples and producer durables sectors dampened relative returns.

Market Overview

Equity markets were volatile during the first half of 2010, as investors tried to assess the strength and direction of the economic recovery. Markets gained some ground in the first quarter, aided by positive corporate earnings news and guarded optimism over the outlook for global economic growth. During the second quarter, however, investors began to reassess their confidence in the sustainability of the economic recovery, as concerns grew over high unemployment, deflation risks, weakening economic growth abroad, and a European debt crisis.

Fund Performance Overview

RS Large Cap Alpha Fund (Class A Shares) declined 4.40% in the six-month period ended June 30, 2010, outperforming a 5.12% decline by the benchmark Russell 1000® Value Index. The Fund also outperformed the S&P 500® Index, which declined 6.65% for the period.

The Fund’s relative performance during this difficult period was aided by stock selection in the consumer discretionary sector, and especially by our investment in Hasbro, the world’s second largest toy company. Hasbro is in the early stages of extending its brand portfolio beyond traditional toys and into movies, television, video games, and mobile applications. We believe that this transition from toy maker to brand management and media company will result in larger, more consistent and diverse revenue streams, as well as higher margins and improved returns-on-capital.

Relative performance was also supported by several of our financial services holdings. These included Fidelity National Information Services, a provider of payments processing and banking technology solutions, and regional bank KeyCorp, which is starting to see its revenues and loan-loss provisions stabilize after several challenging years.

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RS LARGE CAP ALPHA FUND

On a negative note, several of the Fund’s other financial services investments came under pressure, due in part to uncertainty over increased banking regulation and the implications of the European debt crisis. Detractors included bank holding company State Street Corporation, as well as online brokerage companies E*Trade Financial and TD Ameritrade.

Despite the recent downward pressure on financial services stocks, we view prospects for increased regulatory oversight favorably, to the extent that these changes protect consumers and discourage excessive risk-taking at the community and regional bank level. We also believe that improved regulation will serve to eradicate the more marginal, irrational lenders that engaged in behavior that negatively affected the credit markets. In turn, we expect this will serve to improve risk-adjusted returns for community and regional banks that possess solid underwriting standards and strong deposit franchises. As such, we have used the recent decline in financial services shares to consolidate capital around our highest conviction names, focusing on companies that we believe possess solid capital positions, stable and reliable funding sources, strong management teams, increasing returns on capital, and reduced downside risk over our three-year investment horizon.

Outlook

With the possibility of rising risk premiums, taxes, interest rates and inflation potentially increasing the market discount rate, we believe that markets could remain under pressure for some time. As business analysts, we enjoy fundamentally driven environments where company-specific structural changes and improvements in cash flows are the primary determinant of investment results and, as such, we will continue to seek out companies that we believe possess asymmetric risk-reward profiles and improving returns on invested capital.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility.

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RS LARGE CAP ALPHA FUND

Characteristics

Total Net Assets: $741,130,354

Top Ten Holdings[1]

Holding	% of Total Net Assets
Hasbro, Inc.	4.49%
Citigroup, Inc.	4.29%
Praxair, Inc.	4.23%
Fidelity National Information Services, Inc.	4.16%
Agilent Technologies, Inc.	3.73%
Merck & Co., Inc.	3.48%
Pfizer, Inc.	3.47%
Martin Marietta Materials, Inc.	3.41%
Activision Blizzard, Inc.	3.28%
Southwestern Energy Co.	3.26%
Total	37.80%

Sector Allocation[2]

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
2	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.
3

The Russell 1000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on stocks constituting the Index. Unlike the fund, the index does not incur fees or expenses.

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

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RS LARGE CAP ALPHA FUND

Performance Update

Average Annual Total Returns

Inception Date	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares 6/1/72
without sales charge	-4.40%	15.77%	-5.33%	3.86%	-3.10%	11.54%
with maximum sales charge	-8.95%	10.27%	-6.85%	2.85%	-3.57%	11.40%
Class B Shares 5/1/96
without sales charge	-4.76%	14.97%	-6.08%	2.94%	-3.85%	4.04%
with sales charge	-7.62%	11.97%	-6.71%	2.76%	-3.85%	4.04%
Class C Shares 8/7/00
without sales charge	-4.77%	14.88%	-6.03%	2.97%	—	-4.18%
with sales charge	-5.73%	13.88%	-6.03%	2.97%	—	-4.18%
Class K Shares 5/15/01	-4.57%	15.29%	-5.67%	3.47%	—	0.08%
Class Y Shares 5/1/07	-4.24%	16.03%	-5.11%	—	—	-3.22%
Russell 1000® Value Index[3]	-5.12%	16.92%	-12.32%	-1.64%	2.38%	n/a
S&P 500® Index[4]	-6.65%	14.43%	-9.81%	-0.79%	-1.59%	9.45%	*

*	Since Class A shares inception. Since inception performance of the S&P 500® index is measured from 5/31/72, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Large Cap Alpha Fund and in the Russell 1000® Value Index and the S&P 500® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made 10 years ago in Class B Shares and upon the inception of Class C shares (8/7/00), Class K shares (5/15/01), and Class Y shares (5/1/07) would have the following values as of June 30, 2010: $6,751 (Class B), $6,555 (Class C), $10,075 (Class K), and $9,015 (Class Y). While Class B, Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results.

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RS INVESTORS FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Investors Fund Commentary

Highlights

•

After starting out the year on a strong note, equity markets later succumbed to concerns over the durability of the global economic recovery and repercussions of the European sovereign debt crisis. Against this backdrop, most market indices delivered negative performance for the six-month period ended June 30, 2010.

•	RS Investors Fund held its ground relatively well during this difficult period, outperforming its benchmark, the Russell 3000® Value Index[3].

•

Stock selection in the consumer discretionary, materials, and utilities sectors aided relative performance. On a negative note, stock selection in the health care, producer durables, and consumer staples sectors dampened relative returns.

Market Overview

Equity markets were volatile during the first half of 2010, as investors tried to assess the strength and direction of the economic recovery. Markets gained some ground in the first quarter, aided by positive corporate earnings news and guarded optimism over the outlook for global economic growth. During the second quarter, however, investors began to reassess their confidence in the sustainability of the economic recovery, as concerns grew over high unemployment, deflation risks, weakening economic growth abroad, and a European debt crisis.

Fund Performance Overview

RS Investors Fund (Class A Shares) returns were flat (0.00%) for the six-month period ended June 30, 2010, compared with a -4.83% return for the benchmark Russell 3000® Value Index.

The biggest contributor to the Fund’s relative performance was stock selection in the consumer discretionary sector, where top contributors included the Fund’s investments in Coinstar and Hasbro. The world’s second largest toymaker, Hasbro is in the early stages of extending its brand portfolio into movies, television, video games, and mobile applications. We believe that its transition into a brand management and media company will result in larger, more consistent, and more diverse revenue streams, as well as higher margins and improved returns-on-capital. Coinstar, meanwhile, continues to reach out to new market segments through its popular Redbox movie rental kiosks, as well as its stable vending machine offerings.

Relative performance was also supported by several investments in the financial services sector, including Ocwen Financial Corporation, a provider of mortgage loan servicing and asset management services. We have cautiously increased our banking

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RS INVESTORS FUND

exposure, focusing on companies that we believe have solid deposit franchises and sound capital ratios that generate strong pre-provision cash flows. We view prospects for increased regulatory oversight favorably, to the extent that these changes may protect consumers and discourage excessive risk-taking at the community and regional bank level. We also believe that improved regulation will serve to eradicate the more marginal, irrational lenders that engaged in behavior that negatively affected the credit markets. In turn, we expect this will serve to improve risk-adjusted returns for community and regional banks that possess solid underwriting standards.

On a negative note, relative performance was dampened by stock selection in the health care sector, and in particular by our investment in Myriad Genetics, a maker of molecular diagnostic products, including the market’s leading genetic test for breast and ovarian cancer. Myriad has recently faced concerns over disappointing revenue performance and reduced insurance reimbursement rates for some of its diagnostic procedures. Pfizer was another detractor in the healthcare sector for the six month period.

Additionally, our investment in energy exploration company Southwestern Energy traded lower during a period in which the natural gas market experienced excess capacity and downward pricing pressures. Despite near-term uncertainty, we remain positive on the longer-term outlook for natural gas prices, and we remain focused on opportunities to invest in what we deem to be “advantaged” natural resource producers when they are temporarily out of favor. Occidental Petroleum Corp. also traded lower during the period.

Outlook

We believe that volatility will remain in the markets in the near-term as a result of investor concerns regarding deleveraging, deflation/inflation, government budget deficits, higher taxes, and the potential for rising risk premiums. However, we firmly believe that the strength of our team, coupled with a consistent and high conviction investment process focused on risk-management, will be critical in our ability to generate superior long-term, risk-adjusted returns for our clients.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in small-and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in stock prices in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. Investments in companies in natural resource industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, international political and economic developments.

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RS INVESTORS FUND

Characteristics

Total Net Assets: $14,607,648

Top Ten Holdings[1]

Holding	% of Total Net Assets
Southwestern Energy Co.	5.42%
First Horizon National Corp.	5.23%
Genworth MI Canada, Inc.	4.99%
Ameriprise Financial, Inc.	4.87%
Calpine Corp.	4.79%
Praxair, Inc.	4.77%
Coinstar, Inc.	4.42%
Myriad Genetics, Inc.	4.26%
Denbury Resources, Inc.	4.10%
Agilent Technologies, Inc.	4.04%
Total	46.89%

Sector Allocation[2]

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
2	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.
3

The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

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RS INVESTORS FUND

Performance Update

Average Annual Total Returns

	Year-to-Date	1 Year	3 Year	Since Inception
Class A Shares 11/15/05
without sales charge	0.00%	20.19%	-11.59%	-1.53%
with maximum sales charge	-4.68%	14.52%	-13.00%	-2.57%
Class C Shares 7/24/07
without sales charge	0.00%	18.48%	—	-12.13%
with sales charge	-1.00%	17.48%	—	-12.13%
Class K Shares 1/3/07	0.00%	19.49%	-12.55%	-8.43%
Class Y Shares 5/1/07	-0.16%	20.08%	-11.51%	-10.17%
Russell 3000® Value Index[3]	-4.83%	17.57%	-12.13%	-2.22%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 11/15/05 in Class A shares of RS Investors Fund and the Russell 3000® Value Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (7/24/07), Class K shares (1/3/07), and Class Y shares (5/1/07) would have the following values as of June 30, 2010: $6,843 (Class C), $7,356 (Class K), and $7,122 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results.

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RS GLOBAL NATURAL RESOURCES FUND

Investment Style:

Natural Resources Sector

RS Global Natural Resources Fund Commentary

Highlights

•	Natural resources-related shares delivered volatile performance during the first half of 2010, as investors began to reassess their earlier optimism over the pace of the global economic recovery.

•

RS Global Natural Resources Fund declined during the six-month period, but nonetheless significantly outperformed the S&P North American Natural Resources Sector Index[3] and outperformed the S&P 500® Index[4].

•

The Fund’s relative performance benefited from stock selection in the energy sector, as well as from individual investments in the owners/producers of gold and precious metals assets. On a negative note, relative returns were dampened by Fund exposure to companies in more industrially sensitive areas of the commodities markets.

Market Overview

Equity markets remained volatile during the first half of 2010, as investors tried to assess the direction and strength of the global economic recovery against a backdrop of high unemployment and excess capacity in the United States, slowing growth in China, and a sovereign debt crisis in Europe. As investors began to fear a double-dip recession, commodities prices weakened across a wide range of industries, negatively impacting the performance of natural resources-related stocks.

Fund Performance Overview

RS Global Natural Resources Fund (Class A Shares) returned -4.58% for the six-month period ended June 30, 2010, significantly outperforming a -9.32% return by the benchmark S&P North American Natural Resources Sector Index, as well as the -6.65% return provided by the S&P 500® Index.

The Fund’s investment philosophy can be best summed up by our mantra, “It is not what you make for investors, but rather what you keep for investors.” This is particularly relevant in the natural resources space, which can be prone to volatility and cyclicality. Our goal is not to maximize short-term returns during periods of rising commodities prices, but to provide investors with long-term capital appreciation alongside prudent risk management during the inevitable periods when the prices of commodities and related shares are in retreat.

This was the case during the most recent period, during which the Fund’s relative performance was aided by both our broad diversification within the natural resources space, as well as by our focus on what we view as high quality, more reasonably priced companies with lower levels of operating leverage. Top performing holdings during this challenging period included gold and precious metals mining companies such as Goldcorp, New Gold, and Agnico-Eagle Mines, as well as electric power producer Calpine and Compass Minerals, a producer of salt, magnesium chloride, and potash specialty fertilizer. In the energy sector, Concho Resources withstood difficult market dynamics to deliver solid positive performance.

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RS GLOBAL NATURAL RESOURCES FUND

On a negative note, several of the Fund’s investments in owners/producers of base metals and other more industrially sensitive commodities were pressured by concerns over weakening economic fundamentals, especially in China. Detractors included Chilean copper mining company Antofagasta and Potash Corporation of Saskatchewan. BHP Billiton and Israel Chemicals also detracted from relative returns.

Earlier in the second quarter, we began to actively reduce exposure to commodities such as iron ore, metallurgical coal, and copper, which we felt were priced too high relative to the marginal cost of supply (the price at which marginal producers earn a reasonable return-on-invested-capital). We reallocated investor capital to provide exposure to commodities stocks that we believed were more reasonably priced relative to long-term trends in marginal supply costs. These included owners/producers of gold, aggregates, and soda ash, as well as underperforming investments in the natural gas area.

Short-term excess capacity and downward pricing pressures in the natural gas market have weighed on recent share price performance of several Fund holdings, including Talisman Energy and Southwestern Energy. Nonetheless, we continue to believe that natural gas prices will eventually move back toward the marginal cost of supply. Indeed, as longer-term value investors, we remain on the lookout for opportunities to purchase the few advantaged owners/producers of commodities, in this case natural gas, when they are temporarily out of favor. We also used weakness in May and June to selectively initiate or add back to our targeted copper and bulk producer positions, as we believe stock prices now provide us with a better risk profile.

Outlook

We caution that prices of natural resources and related investments could remain volatile in the near-term, barring any widespread improvement in global demand. At the same time, we remain optimistic on the long-term outlook for natural resources investments. Going forward, we will continue our efforts to expose our investors to the most advantaged natural resource companies across the commodities spectrum, initiating investments when we believe valuations are attractive.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in small-and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

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RS GLOBAL NATURAL RESOURCES FUND

Characteristics

Total Net Assets: $1,268,058,093

Top Ten Holdings[1]

Holding	% of Total Net Assets
Southwestern Energy Co.	5.20%
Martin Marietta Materials, Inc.	4.64%
Goldcorp, Inc.	4.55%
Denbury Resources, Inc.	4.26%
Occidental Petroleum Corp.	4.23%
Calpine Corp.	4.08%
Praxair, Inc.	3.90%
Talisman Energy, Inc.	3.86%
Compass Minerals International, Inc.	3.79%
Agnico-Eagle Mines Ltd.	3.63%
Total	42.14%

Sector Allocation[2]

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
2	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.
3

The S&P North American Natural Resources Sector Index™ is a modified cap-weighted index designed as a benchmark for U.S.-traded securities in the natural resources sector. The index includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

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RS GLOBAL NATURAL RESOURCES FUND

Performance Update

Average Annual Total Returns

	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares 11/15/95
without sales charge	-4.58%	20.96%	-5.49%	6.90%	14.46%	10.21%
with maximum sales charge	-9.10%	15.20%	-7.02%	5.87%	13.91%	9.84%
Class C Shares 5/1/07
without sales charge	-4.96%	20.03%	-6.26%	—	—	-4.88%
with sales charge	-5.91%	19.03%	-6.26%	—	—	-4.88%
Class K Shares 12/4/06	-4.82%	20.29%	-5.98%	—	—	-1.81%
Class Y Shares 5/1/07	-4.44%	21.34%	-5.13%	—	—	-3.72%
S&P North American Natural Resources Sector IndexTM [3]	-9.32%	13.43%	-6.89%	5.70%	7.65%	n/a
S&P 500® Index[4]	-6.65%	14.43%	-9.81%	-0.79%	-1.59%	5.70%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Global Natural Resources Fund, the S&P North American Natural Resources Sector Index™, and the S&P 500® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (5/1/07), Class K shares (12/4/06), and Class Y shares (5/1/07) would have the following values as of June 30, 2010: $8,535 (Class C) $9,370 (Class K), and $8,868 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results.

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IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2010. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will change.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. Class B performance quoted “with sales charge” reflects the maximum contingent deferred sales charge of 3%. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1%. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

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UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

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UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

Based on Actual Return		Beginning Account Value 1/1/10	Ending Account Value 6/30/10	Expenses Paid During Period* 1/1/10-6/30/10	Expense Ratio During Period 1/1/10-6/30/10
RS Partners Fund	Class A	$1,000.00	$994.20	$7.34	1.48%
	Class K	$1,000.00	$991.00	$9.31	1.89%
	Class Y	$1,000.00	$995.40	$5.78	1.17%
RS Value Fund	Class A	$1,000.00	$1,000.00	$6.35	1.28%
	Class C	$1,000.00	$996.60	$10.05	2.03%
	Class K	$1,000.00	$998.50	$8.33	1.68%
	Class Y	$1,000.00	$1,001.90	$4.81	0.97%
RS Large Cap Alpha Fund	Class A	$1,000.00	$956.00	$4.61	0.95%
	Class B	$1,000.00	$952.40	$8.39	1.73%
	Class C	$1,000.00	$952.30	$8.37	1.73%
	Class K	$1,000.00	$954.30	$6.39	1.32%
	Class Y	$1,000.00	$957.60	$3.24	0.67%
RS Investors Fund	Class A	$1,000.00	$1,000.00	$5.21	1.05%
	Class C	$1,000.00	$1,000.00	$6.40	1.29%
	Class K	$1,000.00	$1,000.00	$5.21	1.05%
	Class Y	$1,000.00	$998.40	$5.20	1.05%
RS Global Natural Resources Fund	Class A	$1,000.00	$954.20	$7.03	1.45%
	Class C	$1,000.00	$950.40	$10.80	2.23%
	Class K	$1,000.00	$951.80	$9.36	1.93%
	Class Y	$1,000.00	$955.60	$5.42	1.12%
Based on Hypothetical Return (5% Return Before Expenses)
RS Partners Fund	Class A	$1,000.00	$1,017.43	$7.42	1.48%
	Class K	$1,000.00	$1,015.44	$9.43	1.89%
	Class Y	$1,000.00	$1,019.00	$5.85	1.17%
RS Value Fund	Class A	$1,000.00	$1,018.45	$6.41	1.28%
	Class C	$1,000.00	$1,014.73	$10.14	2.03%
	Class K	$1,000.00	$1,016.46	$8.40	1.68%
	Class Y	$1,000.00	$1,019.99	$4.85	0.97%
RS Large Cap Alpha Fund	Class A	$1,000.00	$1,020.08	$4.76	0.95%
	Class B	$1,000.00	$1,016.20	$8.67	1.73%
	Class C	$1,000.00	$1,016.22	$8.64	1.73%
	Class K	$1,000.00	$1,018.25	$6.60	1.32%
	Class Y	$1,000.00	$1,021.49	$3.34	0.67%
RS Investors Fund	Class A	$1,000.00	$1,019.59	$5.26	1.05%
	Class C	$1,000.00	$1,018.40	$6.46	1.29%
	Class K	$1,000.00	$1,019.59	$5.26	1.05%
	Class Y	$1,000.00	$1,019.59	$5.26	1.05%
RS Global Natural Resources Fund	Class A	$1,000.00	$1,017.60	$7.25	1.45%
	Class C	$1,000.00	$1,013.72	$11.15	2.23%
	Class K	$1,000.00	$1,015.20	$9.66	1.93%
	Class Y	$1,000.00	$1,019.25	$5.60	1.12%
*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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Financial Information

Six-Month Period Ended June 30, 2010

SCHEDULE OF INVESTMENTS — RS PARTNERS FUND

June 30, 2010 (unaudited)	Shares	Value
Common Stocks – 87.9%
Auto Parts – 3.0%
BorgWarner, Inc.(1)	1,432,086	$53,474,091

		53,474,091
Banks: Diversified – 16.4%
Associated Banc-Corp	4,954,504	60,742,219
Commerce Bancshares, Inc.	1,079,160	38,838,969
First Financial Bancorp	1,238,521	18,515,889
First Horizon National Corp.(1)	5,519,272	63,195,660
Marshall & Ilsley Corp.	5,753,062	41,306,985
Susquehanna Bancshares, Inc.	3,844,922	32,028,200
Whitney Holding Corp.	4,021,900	37,202,575

		291,830,497
Biotechnology – 2.9%
Myriad Genetics, Inc.(1)	3,400,782	50,841,691

		50,841,691
Communications Technology – 2.4%
Comverse Technology, Inc.(1)	5,469,202	42,659,776

		42,659,776
Computer Services, Software & Systems – 3.6%
ACI Worldwide, Inc.(1)(2)	3,325,588	64,749,198

		64,749,198
Consumer Lending – 3.3%
MGIC Investment Corp.(1)	5,484,968	37,791,429
MoneyGram International, Inc.(1)(2)	8,257,617	20,231,162

		58,022,591
Consumer Services: Miscellaneous – 4.2%
Coinstar, Inc.(1)	1,331,705	57,223,364
KAR Auction Services, Inc.(1)	1,359,916	16,822,161

		74,045,525
Education Services – 3.2%
Career Education Corp.(1)	1,519,566	34,980,409
Corinthian Colleges, Inc.(1)	2,231,233	21,977,645

		56,958,054
Entertainment – 2.0%
Live Nation Entertainment, Inc.(1)	3,490,723	36,478,055

		36,478,055

28	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS PARTNERS FUND

June 30, 2010 (unaudited)	Foreign Currency	Shares	Value
Financial Data & Systems – 5.5%
Broadridge Financial Solutions, Inc.		965,068	$18,384,545
Euronet Worldwide, Inc.(1)(2)		2,633,804	33,686,353
Jack Henry & Associates, Inc.		1,907,402	45,548,760

			97,619,658
Foods – 1.9%
NBTY, Inc.(1)		1,011,528	34,402,067

			34,402,067
Health Care Management Services – 2.1%
Magellan Health Services, Inc.(1)		1,047,121	38,031,435

			38,031,435
Insurance: Life – 4.9%
StanCorp Financial Group, Inc.		1,207,123	48,936,766
Torchmark Corp.		777,704	38,504,125

			87,440,891
Insurance: Multi-Line – 1.0%
eHealth, Inc.(1)(2)		1,534,021	17,441,819

			17,441,819
Insurance: Property-Casualty – 1.7%
Genworth MI Canada, Inc.	CAD	329,000	7,176,159
Genworth MI Canada, Inc.(1)(3)(4)	CAD	1,100,000	23,993,237

			31,169,396
Medical & Dental Instruments & Supplies – 2.8%
The Cooper Cos., Inc.		1,268,231	50,462,912

			50,462,912
Medical Equipment – 2.0%
Dionex Corp.(1)		490,479	36,521,066

			36,521,066
Metals & Minerals: Diversified – 3.0%
Compass Minerals International, Inc.		756,139	53,141,449

			53,141,449
Oil Well Equipment & Services – 2.0%
Key Energy Services, Inc.(1)		3,822,887	35,094,103

			35,094,103
Oil: Crude Producers – 5.3%
Concho Resources, Inc.(1)		791,697	43,804,595
Denbury Resources, Inc.(1)		3,454,388	50,572,240

			94,376,835

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	29

SCHEDULE OF INVESTMENTS — RS PARTNERS FUND

June 30, 2010 (unaudited)	Shares	Value
Precious Metals & Minerals – 2.5%
New Gold, Inc.(1)	7,212,700	$44,646,613

		44,646,613
Production Technology Equipment – 2.5%
FEI Co.(1)(2)	2,254,976	44,445,577

		44,445,577
Securities Brokerage & Services – 3.5%
MF Global Holdings Ltd.(1)	6,061,764	34,612,673
optionsXpress Holdings, Inc.(1)	1,738,296	27,360,779

		61,973,452
Semiconductors & Components – 2.7%
Atmel Corp.(1)	10,183,558	48,881,078

		48,881,078
Specialty Retail – 1.3%
GameStop Corp., Class A(1)	1,200,688	22,560,928

		22,560,928
Utilities: Miscellaneous – 2.2%
Calpine Corp.(1)	3,100,783	39,441,960

		39,441,960
Total Common Stocks (Cost $1,503,057,331)		1,566,710,717

	Shares	Value
Depositary Securities – 2.8%
Asset Management & Custodian – 2.8%
AP Alternative Assets, L.P.(4)(5)	4,831,903	30,113,023
KKR & Co. (Guernsey), L.P.(4)(5)	2,228,848	20,797,662

		50,910,685
Total Depositary Securities (Cost $99,697,089)		50,910,685

30	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS PARTNERS FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Repurchase Agreements – 12.6%

State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 6/30/2010, maturity value of $224,671,000, due 7/1/2010(6)	$224,671,000	$224,671,000
Total Repurchase Agreements (Cost $224,671,000)		224,671,000
Total Investments - 103.3% (Cost $1,827,425,420)		1,842,292,402
Other Liabilities, Net - (3.3)%		(59,703,585)
Total Net Assets - 100.0%		$1,782,588,817

(1)	Non-income producing security.
(2)	Affiliated issuer. See 2d in Notes to Financial Statements.
(3)	Fair valued security. See 1a in Notes to Financial Statements.
(4)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2010, the aggregate market value of these securities amounted to $74,903,922, representing 4.2% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(5)	Restricted depositary units.
(6)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bond	4.375%	11/15/2039	$229,168,817

Legend:

Foreign-Denominated Security

CAD – Canadian Dollar

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total

Common Stocks

Unrestricted	$1,542,717,480	$—		$—	$1,542,717,480

Restricted	—	23,993,237		—	23,993,237

Depositary Securities	—	50,910,685	*	—	50,910,685

Repurchase Agreements	—	224,671,000		—	224,671,000

Total	$1,542,717,480	$299,574,922		$—	$1,842,292,402
*	Consists of certain foreign securities whose values were determined by a pricing service as a result of movement in the U.S. markets that exceeded a specified threshold. These investments in securities were classified as Level 2 rather than Level 1.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	31

SCHEDULE OF INVESTMENTS — RS VALUE FUND

June 30, 2010 (unaudited)	Shares	Value
Common Stocks – 92.7%
Aerospace – 1.9%
Rockwell Collins, Inc.	615,141	$32,682,441

		32,682,441
Asset Management & Custodian – 2.3%
State Street Corp.	1,131,743	38,275,548

		38,275,548
Auto Parts – 3.3%
BorgWarner, Inc.(1)	1,474,800	55,069,032

		55,069,032
Banks: Diversified – 13.0%
Associated Banc-Corp	2,684,078	32,906,796
First Horizon National Corp.(1)	3,923,466	44,923,684
KeyCorp	7,575,999	58,259,432
Marshall & Ilsley Corp.	6,276,975	45,068,681
Regions Financial Corp.	5,823,973	38,321,742

		219,480,335
Beverage: Brewers & Distillers – 1.4%
Molson Coors Brewing Co., Class B	579,380	24,542,537

		24,542,537
Building Materials – 3.4%
Martin Marietta Materials, Inc.	685,660	58,150,825

		58,150,825
Chemicals: Diversified – 3.5%
Eastman Chemical Co.	480,875	25,659,490
FMC Corp.	592,816	34,045,423

		59,704,913
Chemicals: Specialty – 4.4%
Praxair, Inc.	975,373	74,118,594

		74,118,594
Coal – 2.0%
Peabody Energy Corp.	878,220	34,364,749

		34,364,749
Communications Technology – 3.2%
Comverse Technology, Inc.(1)	7,044,126	54,944,183

		54,944,183

32	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS VALUE FUND

June 30, 2010 (unaudited)	Foreign Currency	Shares	Value
Computer Services, Software & Systems – 3.5%
Symantec Corp.(1)		2,157,500	$29,946,100
Synopsys, Inc.(1)		1,430,259	29,849,505

			59,795,605
Consumer Services: Miscellaneous – 2.7%
eBay, Inc.(1)		2,353,100	46,144,291

			46,144,291
Diversified Financial Services – 2.9%
Ameriprise Financial, Inc.		1,354,595	48,941,517

			48,941,517
Education Services – 2.7%
Career Education Corp.(1)		1,959,617	45,110,383

			45,110,383
Electronic Entertainment – 2.7%
Activision Blizzard, Inc.		4,439,346	46,568,740

			46,568,740
Financial Data & Systems – 2.3%
Fidelity National Information Services, Inc.		1,448,788	38,856,494

			38,856,494
Insurance: Life – 5.2%
Aflac, Inc.		1,124,939	48,001,147
Prudential Financial, Inc.		749,000	40,191,340

			88,192,487
Insurance: Multi-Line – 3.0%
Genworth Financial, Inc., Class A(1)		3,824,575	49,987,195

			49,987,195
Machinery: Engines – 1.5%
Cummins, Inc.		403,344	26,269,795

			26,269,795
Medical & Dental Instruments & Supplies – 2.1%
St. Jude Medical, Inc.(1)		963,542	34,774,231

			34,774,231
Oil: Crude Producers – 5.9%
Southwestern Energy Co.(1)		1,441,434	55,697,010
Talisman Energy, Inc.	CAD	2,913,482	44,062,806

			99,759,816

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	33

SCHEDULE OF INVESTMENTS — RS VALUE FUND

June 30, 2010 (unaudited)	Shares	Value
Scientific Instruments: Gauges & Meters – 3.8%
Agilent Technologies, Inc.(1)	2,285,357	$64,972,699

		64,972,699
Securities Brokerage & Services – 3.9%
E*TRADE Financial Corp.(1)	3,053,928	36,097,429
TD Ameritrade Holding Corp.(1)	1,934,682	29,600,635

		65,698,064
Semiconductors & Components – 3.0%
Atmel Corp.(1)	10,551,629	50,647,819

		50,647,819
Specialty Retail – 2.9%
Advance Auto Parts, Inc.	968,120	48,580,262

		48,580,262
Toys – 3.7%
Hasbro, Inc.	1,538,271	63,222,938

		63,222,938
Utilities: Miscellaneous – 2.5%
Calpine Corp.(1)	3,276,218	41,673,493

		41,673,493
Total Common Stocks (Cost $1,427,711,860)		1,570,528,986

	Shares	Value
Depositary Securities – 2.5%
Asset Management & Custodian – 2.5%
AP Alternative Assets, L.P.(2)(3)	3,687,987	22,983,996
KKR & Co. (Guernsey), L.P.(2)(3)	2,132,552	19,899,111

		42,883,107
Total Depositary Securities (Cost $83,046,825)		42,883,107

34	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS VALUE FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Repurchase Agreements – 5.8%

State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 6/30/2010, maturity value of $97,384,000, due 7/1/2010(4)	$97,384,000	$97,384,000
Total Repurchase Agreements (Cost $97,384,000)		97,384,000
Total Investments - 101.0% (Cost $1,608,142,685)		1,710,796,093
Other Liabilities, Net - (1.0)%		(16,866,593)
Total Net Assets - 100.0%		$1,693,929,500

(1)	Non-income producing security.
(2)	Restricted depositary units.
(3)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2010, the aggregate market value of these securities amounted to $42,883,107, representing 2.5% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(4)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bond	4.375%	11/15/2039	$99,336,681

Legend:

Foreign-Denominated Security

CAD – Canadian Dollar

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total

Common Stocks	$1,570,528,986	$—		$—	$1,570,528,986

Depositary Securities	—	42,883,107	*	—	42,883,107

Repurchase Agreements	—	97,384,000		—	97,384,000

Total	$1,570,528,986	$140,267,107		$—	$1,710,796,093

*	Consists of certain foreign securities whose values were determined by a pricing service as a result of movement in the U.S. markets that exceeded a specified threshold. These investments in securities were classified as Level 2 rather than Level 1.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	35

SCHEDULE OF INVESTMENTS — RS LARGE CAP ALPHA FUND

June 30, 2010 (unaudited)	Shares	Value
Common Stocks – 94.7%
Asset Management & Custodian – 1.8%
State Street Corp.	399,813	$13,521,676

		13,521,676
Banks: Diversified – 5.4%
KeyCorp	2,542,800	19,554,132
Regions Financial Corp.	3,099,481	20,394,585

		39,948,717
Building Materials – 3.4%
Martin Marietta Materials, Inc.	298,152	25,286,271

		25,286,271
Chemicals: Specialty – 4.2%
Praxair, Inc.	412,792	31,368,064

		31,368,064
Computer Services, Software & Systems – 7.4%
Microsoft Corp.	623,204	14,339,924
Symantec Corp.(1)	1,513,400	21,005,992
Synopsys, Inc.(1)	943,002	19,680,452

		55,026,368
Consumer Services: Miscellaneous – 3.2%
eBay, Inc.(1)	1,199,125	23,514,841

		23,514,841
Diversified Financial Services – 4.3%
Citigroup, Inc.(1)	8,463,383	31,822,320

		31,822,320
Diversified Manufacturing Operations – 1.9%
Honeywell International, Inc.	367,253	14,333,885

		14,333,885
Diversified Materials & Processing – 1.8%
BHP Billiton Ltd., ADR	207,769	12,879,600

		12,879,600
Drug & Grocery Store Chains – 3.0%
CVS Caremark Corp.	760,225	22,289,797

		22,289,797
Electronic Entertainment – 3.3%
Activision Blizzard, Inc.	2,317,285	24,308,320

		24,308,320

36	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LARGE CAP ALPHA FUND

June 30, 2010 (unaudited)	Shares	Value
Financial Data & Systems – 4.2%
Fidelity National Information Services, Inc.	1,149,560	$30,831,199

		30,831,199
Gold – 1.3%
Goldcorp, Inc.	222,737	9,767,017

		9,767,017
Insurance: Life – 5.3%
Aflac, Inc.	473,801	20,217,089
Prudential Financial, Inc.	358,500	19,237,110

		39,454,199
Insurance: Multi-Line – 4.9%
Genworth Financial, Inc., Class A(1)	1,670,878	21,838,375
MetLife, Inc.	379,500	14,329,920

		36,168,295
Medical & Dental Instruments & Supplies – 2.4%
St. Jude Medical, Inc.(1)	499,799	18,037,746

		18,037,746
Oil Well Equipment & Services – 2.5%
Schlumberger Ltd.	333,376	18,449,028

		18,449,028
Oil: Crude Producers – 10.6%
Canadian Natural Resources Ltd.	436,850	14,516,526
Occidental Petroleum Corp.	298,700	23,044,705
Southwestern Energy Co.(1)	624,672	24,137,326
Talisman Energy, Inc.	1,113,400	16,901,412

		78,599,969
Pharmaceuticals – 9.8%
Abbott Laboratories	447,500	20,934,050
Merck & Co., Inc.	736,804	25,766,036
Pfizer, Inc.	1,805,900	25,752,134

		72,452,220
Scientific Instruments: Gauges & Meters – 3.7%
Agilent Technologies, Inc.(1)	972,247	27,640,982

		27,640,982
Securities Brokerage & Services – 3.1%
E*TRADE Financial Corp.(1)	866,395	10,240,789
TD Ameritrade Holding Corp.(1)	800,831	12,252,714

		22,493,503

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	37

SCHEDULE OF INVESTMENTS — RS LARGE CAP ALPHA FUND

June 30, 2010 (unaudited)	Shares	Value
Specialty Retail – 2.7%
Advance Auto Parts, Inc.	400,599	$20,102,058

		20,102,058
Toys – 4.5%
Hasbro, Inc.	808,895	33,245,584

		33,245,584
Total Common Stocks (Cost $651,192,189)		701,541,659

	Principal Amount	Value
Repurchase Agreements – 5.6%

State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 6/30/2010, maturity value of $41,654,000, due 7/1/2010(2)	$41,654,000	41,654,000
Total Repurchase Agreements (Cost $41,654,000)		41,654,000
Total Investments - 100.3% (Cost $692,846,189)		743,195,659
Other Liabilities, Net - (0.3)%		(2,065,305)
Total Net Assets - 100.0%		$741,130,354

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bond	4.375%	11/15/2039	$42,491,988

Legend:

ADR – American Depositary Receipt.

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$701,541,659	$—	$—	$701,541,659

Repurchase Agreements	—	41,654,000	—	41,654,000

Total	$701,541,659	$41,654,000	$—	$743,195,659

38	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS INVESTORS FUND

June 30, 2010 (unaudited)	Foreign Currency	Shares	Value
Common Stocks – 93.3%
Asset Management & Custodian – 2.8%
State Street Corp.		12,000	$405,840

			405,840
Banks: Diversified – 12.0%
Associated Banc-Corp		43,447	532,660
First Horizon National Corp.(1)		66,703	763,748
KeyCorp		59,400	456,786

			1,753,194
Biotechnology – 4.2%
Myriad Genetics, Inc.(1)		41,645	622,593

			622,593
Building Materials – 2.9%
Martin Marietta Materials, Inc.		5,000	424,050

			424,050
Chemicals: Specialty – 4.8%
Praxair, Inc.		9,179	697,512

			697,512
Computer Services, Software & Systems – 10.3%
ACI Worldwide, Inc.(1)		23,569	458,888
Microsoft Corp.		23,000	529,230
Symantec Corp.(1)		37,200	516,336

			1,504,454
Consumer Services: Miscellaneous – 7.2%
Coinstar, Inc.(1)		15,038	646,183
eBay, Inc.(1)		21,000	411,810

			1,057,993
Diversified Financial Services – 4.9%
Ameriprise Financial, Inc.		19,700	711,761

			711,761
Drug & Grocery Store Chains – 3.0%
CVS Caremark Corp.		15,000	439,800

			439,800
Gold – 1.6%
Goldcorp, Inc.		5,381	235,957

			235,957
Insurance: Multi-Line – 5.0%
Genworth MI Canada, Inc.	CAD	33,400	728,522

			728,522

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	39

SCHEDULE OF INVESTMENTS — RS INVESTORS FUND

June 30, 2010 (unaudited)	Shares	Value
Metals & Minerals: Diversified – 3.9%
Compass Minerals International, Inc.	8,090	$568,565

		568,565
Oil: Crude Producers – 12.1%
Denbury Resources, Inc.(1)	40,953	599,552
Occidental Petroleum Corp.	4,900	378,035
Southwestern Energy Co.(1)	20,506	792,352

		1,769,939
Pharmaceuticals – 3.0%
Pfizer, Inc.	30,400	433,504

		433,504
Scientific Instruments: Gauges & Meters – 4.0%
Agilent Technologies, Inc.(1)	20,740	589,638

		589,638
Securities Brokerage & Services – 3.1%
MF Global Holdings Ltd.(1)	79,685	455,001

		455,001
Toys – 3.7%
Hasbro, Inc.	13,100	538,410

		538,410
Utilities: Miscellaneous – 4.8%
Calpine Corp.(1)	55,009	699,715

		699,715
Total Common Stocks (Cost $13,197,559)		13,636,448

	Shares	Value
Depositary Securities – 1.9%
Asset Management & Custodian – 1.9%
AP Alternative Assets, L.P.(2)(3)	43,958	273,952

		273,952
Total Depositary Securities (Cost $657,522)		273,952

40	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTORS FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Repurchase Agreements – 5.2%

State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 6/30/2010, maturity value of $759,000, due 7/1/2010(4)	$759,000	$759,000
Total Repurchase Agreements (Cost $759,000)		759,000
Total Investments - 100.4% (Cost $14,614,081)		14,669,400
Other Liabilities, Net - (0.4)%		(61,752)
Total Net Assets - 100.0%		$14,607,648

(1)	Non-income producing security.
(2)	Restricted depositary units.
(3)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2010, the aggregate market value of these securities amounted to $273,952, representing 1.9% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(4)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	2.50%	4/30/2015	$775,098

Legend:

Foreign-Denominated Security

CAD – Canadian Dollar

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total

Common Stocks	$13,636,448	$—		$—	$13,636,448

Depositary Securities	—	273,952	*	—	273,952

Repurchase Agreements	—	759,000		—	759,000

Total	$13,636,448	$1,032,952		$—	$14,669,400

*	Consists of certain foreign security whose value was determined by a pricing service as a result of movement in the U.S. markets that exceeded a specified threshold. This investment in securities was classified as Level 2 rather than Level 1.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	41

SCHEDULE OF INVESTMENTS — RS GLOBAL NATURAL RESOURCES FUND

June 30, 2010 (unaudited)	Foreign Currency	Shares	Value
Common Stocks – 92.5%
Building Materials – 4.6%
Martin Marietta Materials, Inc.		694,002	$58,858,310

			58,858,310
Chemicals: Diversified – 3.3%
Eastman Chemical Co.		306,695	16,365,245
FMC Corp.		439,684	25,251,052

			41,616,297
Chemicals: Specialty – 5.5%
Israel Chemicals Ltd.	ILS	1,990,306	20,755,679
Praxair, Inc.		651,255	49,488,867

			70,244,546
Coal – 2.5%
Peabody Energy Corp.		802,103	31,386,290

			31,386,290
Copper – 3.6%
Antofagasta PLC	GBP	3,947,032	45,815,739

			45,815,739
Diversified Materials & Processing – 4.4%
BHP Billiton Ltd., ADR		617,900	38,303,621
Vale S.A., ADR		741,800	18,062,830

			56,366,451
Fertilizers – 1.8%
Potash Corp. of Saskatchewan, Inc.		260,200	22,439,648

			22,439,648
Gas Pipeline – 2.4%
EQT Corp.		858,700	31,033,418

			31,033,418
Gold – 11.1%
Agnico-Eagle Mines Ltd.		757,000	46,010,460
Barrick Gold Corp.		809,300	36,750,313
Goldcorp, Inc.	CAD	1,317,280	57,675,469

			140,436,242
Insurance: Multi-Line – 1.4%
PICO Holdings, Inc.(1)		598,278	17,930,392

			17,930,392
Metals & Minerals: Diversified – 3.8%
Compass Minerals International, Inc.		683,676	48,048,749

			48,048,749

42	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS GLOBAL NATURAL RESOURCES FUND

June 30, 2010 (unaudited)	Foreign Currency	Shares	Value
Oil Well Equipment & Services – 4.5%
Key Energy Services, Inc.(1)		2,460,094	$22,583,663
Schlumberger Ltd.		612,350	33,887,449

			56,471,112
Oil: Crude Producers – 34.9%
ARC Energy Trust (Units)	CAD	1,795,900	33,284,587
Canadian Natural Resources Ltd.		963,212	32,007,535
Concho Resources, Inc.(1)		811,842	44,919,218
Denbury Resources, Inc.(1)		3,689,049	54,007,677
Occidental Petroleum Corp.		694,810	53,604,591
Oil Search Ltd.	AUD	8,812,729	40,596,158
Range Resources Corp.		1,020,851	40,987,168
Salamander Energy PLC(1)(2)	GBP	7,970,809	27,642,135
Southwestern Energy Co.(1)		1,706,315	65,932,012
Talisman Energy, Inc.	CAD	3,239,833	48,998,461

			441,979,542
Precious Metals & Minerals – 4.6%
Consolidated Thompson Iron Mines Ltd.(1)	CAD	2,415,800	16,475,232
New Gold, Inc.(1)		6,715,715	41,570,276

			58,045,508
Utilities: Miscellaneous – 4.1%
Calpine Corp.(1)		4,069,983	51,770,184

			51,770,184
Total Common Stocks (Cost $971,588,011)			1,172,442,428

		Principal Amount	Value
Repurchase Agreements – 8.9%

State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 6/30/2010, maturity value of $113,545,000, due 7/1//2010(3)		$113,545,000	113,545,000
Total Repurchase Agreements (Cost $113,545,000)			113,545,000
Total Investments - 101.4% (Cost $1,085,133,011)			1,285,987,428
Other Liabilities, Net - (1.4)%			(17,929,335)
Total Net Assets - 100.0%			$1,268,058,093

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	43

SCHEDULE OF INVESTMENTS — RS GLOBAL NATURAL RESOURCES FUND

(1)	Non-income producing security.
(2)	Affiliated issuer. See 2d in Notes to Financial Statements.
(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bond	4.375%	11/15/2039	$115,819,108

Legend:

Foreign-Denominated Security

AUD – Australian Dollar

CAD – Canadian Dollar

GBP – Great British Pound

ILS – Israeli Shekel

ADR – American Depositary Receipt.

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total

Common Stocks	$1,037,632,717	$134,809,711	*	$—	$1,172,442,428

Repurchase Agreements	—	113,545,000		—	113,545,000

Total	$1,037,632,717	$248,354,711		$—	$1,285,987,428

*	Consists of certain foreign securities whose values were determined by a pricing service as a result of movement in the U.S. markets that exceeded a specified threshold. These investments in securities were classified as Level 2 rather than Level 1.

44	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

www.RSinvestments.com	45

FINANCIAL INFORMATION

Statement of Assets and Liabilities As of June 30, 2010 (unaudited)	RS Partners
Assets
Investments in unaffiliated issuers, at value	$1,437,067,293
Investments in affiliated issuers, at value	180,554,109
Repurchase agreements	224,671,000

Total investments	1,842,292,402
Cash and cash equivalents	574
Foreign currency, at value	—
Receivable for fund shares subscribed	2,009,497
Dividends receivable	585,687
Receivable for investments sold	137,436
Due from adviser	—
Other receivables	7,683

Total Assets	1,845,033,279

Liabilities
Payable for investments purchased	53,703,660
Payable for fund shares redeemed	6,675,702
Payable to adviser	1,558,351
Payable to distributor	72,510
Accrued trustees’ fees	25,355
Accrued expenses/other liabilities	408,884

Total Liabilities	62,444,462

Total Net Assets	$1,782,588,817

Net Assets Consist of:
Paid-in capital	$1,913,069,646
Accumulated undistributed net investment income/(loss)	(10,422,074)
Accumulated net realized loss from investments and foreign currency transactions	(134,908,061)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	14,849,306

Total Net Assets	$1,782,588,817

Investments in Unaffiliated Issuers, at Cost	$1,626,180,734

Investments in Affiliated Issuers, at Cost	$201,244,686

Foreign Currency, at Cost	$—

Pricing of Shares
Net Assets:
Class A	$1,433,068,989
Class B	—
Class C	—
Class K	3,544,091
Class Y	345,975,737

Shares of Beneficial Interest Outstanding with no Par Value:
Class A	55,749,869
Class B	—
Class C	—
Class K	139,376
Class Y	13,393,945

Net Asset Value Per Share:
Class A	$25.71
Class B	—
Class C	—
Class K	25.43
Class Y	25.83

Sales Charge Class A (Load)	4.75%
Maximum Offering Price Per Class A Share	$26.99

46	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Value	RS Large Cap Alpha	RS Investors	RS Global Natural Resources

$1,613,412,093	$701,541,659	$13,910,400	$1,144,800,293
—	—	—	27,642,135
97,384,000	41,654,000	759,000	113,545,000

1,710,796,093	743,195,659	14,669,400	1,285,987,428
381	827	934	553
290,788	111,125	—	1,256,162
3,855,120	759,656	115,165	7,224,509
655,476	551,122	7,448	777,590
131,498	—	—	—
—	—	2,413	—
—	—	1,334	—

1,715,729,356	744,618,389	14,796,694	1,295,246,242

17,785,853	2,428,602	179,359	23,481,850
2,278,651	407,262	—	2,387,686
1,108,156	299,232	—	926,944
71,666	46,871	638	51,211
25,755	8,248	148	7,856
529,775	297,820	8,901	332,602

21,799,856	3,488,035	189,046	27,188,149

$1,693,929,500	$741,130,354	$14,607,648	$1,268,058,093

$2,053,540,227	$1,110,964,585	$22,625,465	$1,181,829,595
(4,038,519)	2,483,602	(21,196)	(1,261,600)
(458,223,137)	(422,665,716)	(8,051,366)	(113,414,972)
102,650,929	50,347,883	54,745	200,905,070

$1,693,929,500	$741,130,354	$14,607,648	$1,268,058,093

$1,608,142,685	$692,846,189	$14,614,081	$1,051,367,176

$—	$—	$—	$33,765,835

$293,267	$112,073	$—	$1,259,647

$1,333,615,015	$645,674,165	$11,651,305	$925,709,684
—	20,197,293	—	—
21,977,757	38,292,572	203,754	22,202,688
2,025,886	22,205,473	125,430	2,912,368
336,310,842	14,760,851	2,627,159	317,233,353

64,573,801	18,234,806	1,845,941	32,406,704
—	601,292	—	—
1,084,636	1,163,226	33,446	798,363
98,848	629,931	20,679	103,852
16,249,341	416,588	414,288	11,002,682

$20.65	$35.41	$6.31	$28.57
—	33.59	—	—
20.26	32.92	6.09	27.81
20.50	35.25	6.07	28.04
20.70	35.43	6.34	28.83

4.75%	4.75%	4.75%	4.75%
$21.68	$37.18	$6.62	$29.99

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	47

FINANCIAL INFORMATION

Statement of Operations For the Six-Month Period Ended June 30, 2010 (unaudited)	RS Partners
Investment Income
Dividends	$3,243,492
Interest	23,466
Withholding taxes on foreign dividends	(91,098)

Total Investment Income	3,175,860

Expenses
Investment advisory fees	9,499,145
Distribution fees	1,979,181
Transfer agent fees	1,391,218
Shareholder reports	228,927
Administrative service fees	126,992
Professional fees	126,614
Custodian fees	107,328
Trustees’ fees	50,125
Insurance expense	36,087
Registration fees	20,206
Other expenses	30,068

Total Expenses	13,595,891

Less: Fee waiver by adviser/distributor	—
Less: Custody credits	(26)

Total Expenses, Net	13,595,865

Net Investment Income/(Loss)	(10,420,005)

Realized Gain/(Loss) and Change in Unrealized Appreciation/ Depreciation on Investments and Foreign Currency Transactions
Net realized gain from investments	86,657,061
Net realized gain from investments in affiliated issuers	26,043,766
Net realized gain/(loss) from foreign currency transactions	30,438
Net change in unrealized appreciation/depreciation on investments	(96,575,536)
Net change in unrealized appreciation/depreciation on investments in affiliated issuers	(23,594,709)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	(34,561)

Net Gain/(Loss) on Investments and Foreign Currency Transactions	(7,473,541)

Net Increase/(Decrease) in Net Assets Resulting from Operations	$(17,893,546)

48	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Value	RS Large Cap Alpha	RS Investors	RS Global Natural Resources

$7,319,419	$4,897,109	$54,921	$7,725,617
9,434	4,689	112	16,114
(153,090)	(34,150)	(930)	(430,039)

7,175,763	4,867,648	54,103	7,311,692

7,787,949	1,976,998	71,535	6,102,982
2,071,090	1,255,429	15,383	1,317,276
1,625,968	571,078	9,940	813,359
222,570	95,041	1,757	143,117
128,729	54,998	1,052	82,374
128,347	51,432	22,884	56,996
107,890	45,630	11,728	92,046
51,098	18,698	326	24,014
38,200	19,083	329	24,866
41,880	38,610	19,603	36,435
31,196	18,989	97	19,620

12,234,917	4,145,986	154,634	8,713,085

(803,250)	(119,228)	(79,332)	(158,889)
(15)	(13)	(3)	(38)

11,431,652	4,026,745	75,299	8,554,158

(4,255,889)	840,903	(21,196)	(1,242,466)

17,563,681	44,510,124	579,651	80,265,177
—	—	—	—
(4,358)	(938)	(1,636)	(148,420)
(8,108,428)	(79,049,749)	(716,938)	(136,308,859)
—	—	—	(6,123,700)
(5,086)	(2,106)	(1,131)	124,138

9,445,809	(34,542,669)	(140,054)	(62,191,664)

$5,189,920	$(33,701,766)	$(161,250)	$(63,434,130)

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	49

FINANCIAL INFORMATION

Statement of Changes in Net Assets Six-month-ended numbers are unaudited	RS Partners

	For the Six Months Ended 6/30/10	For the Year Ended 12/31/09

Operations
Net investment income/(loss)	$(10,420,005)	$(9,275,553)
Net realized gain/(loss) from investments and foreign currency transactions	112,731,265	(164,258,617)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	(120,204,806)	680,234,611

Net Increase/(Decrease) in Net Assets Resulting from Operations	(17,893,546)	506,700,441

Distributions to Shareholders
Net investment income
Class A	—	—
Class B	—	—
Class C	—	—
Class K	—	—
Class Y	—	—

Total Distributions	—	—

Capital Share Transactions
Proceeds from sales of shares	382,837,010	448,423,251
Reinvestment of distributions	—	—
Cost of shares redeemed	(308,516,466)	(386,025,274)
Proceeds from shares issued upon merger[1]	—	—

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	74,320,544	62,397,977

Increase from Regulatory Settlements	—	74,093

Net Increase/(Decrease) in Net Assets	56,426,998	569,172,511

Net Assets
Beginning of period	1,726,161,819	1,156,989,308

End of period	$1,782,588,817	$1,726,161,819

Accumulated Undistributed Net Investment Income/(Loss) Included in Net Assets	$(10,422,074)	$(2,069)

Other Information:
Shares
Sold	13,625,012	21,094,705
Reinvested	—	—
Redeemed	(11,056,594)	(18,675,639)
Issued upon merger[1]	—	—

Net Increase/(Decrease)	2,568,418	2,419,066

[1]	RS Large Cap Value Fund merged with RS Large Cap Alpha Fund on August 3, 2009.

50	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Value		RS Large Cap Alpha

For the Six Months Ended 6/30/10	For the Year Ended 12/31/09	For the Six Months Ended 6/30/10	For the Year Ended 12/31/09

$(4,255,889)	$(131,953)	$840,903	$6,605,561
17,559,323	(349,862,771)	44,509,186	(109,554,752)
(8,113,514)	832,054,598	(79,051,855)	274,349,638

5,189,920	482,059,874	(33,701,766)	171,400,447

—	(2,945,828)	—	(991,778)
—	—	—	(33,309)
—	(35,939)	—	(58,881)
—	(3,522)	—	(43,336)
—	(195,366)	—	(2,225)

—	(3,180,655)	—	(1,129,529)

518,302,165	543,252,618	73,852,218	197,252,109
—	2,898,015	—	1,067,970
(602,064,597)	(602,829,046)	(84,066,806)	(306,427,066)
—	—	—	47,746,828

(83,762,432)	(56,678,413)	(10,214,588)	(60,360,159)

—	104,864	—	192,479

(78,572,512)	422,305,670	(43,916,354)	110,103,238

1,772,502,012	1,350,196,342	785,046,708	674,943,470

$1,693,929,500	$1,772,502,012	$741,130,354	$785,046,708

$(4,038,519)	$217,370	$2,483,602	$1,642,699

23,004,874	31,754,848	1,951,909	6,981,055
—	144,004	—	29,749
(26,853,333)	(36,163,319)	(2,208,739)	(9,957,880)
—	—	—	1,467,322

(3,848,459)	(4,264,467)	(256,830)	(1,479,754)

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	51

FINANCIAL INFORMATION

Statement of Changes in Net Assets (continued) Six-month-ended numbers are unaudited	RS Investors

	For the Six Months Ended 6/30/10	For the Year Ended 12/31/09

Operations
Net investment loss	$(21,196)	$(168,104)
Net realized gain/(loss) from investments and foreign currency transactions	578,015	(2,695,148)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	(718,069)	7,688,600

Net Increase/(Decrease) in Net Assets Resulting from Operations	(161,250)	4,825,348

Capital Share Transactions
Proceeds from sales of shares	3,384,107	3,427,831
Reinvestment of distributions	—	—
Cost of shares redeemed	(2,066,436)	(4,810,484)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	1,317,671	(1,382,653)

Increase from Regulatory Settlements	—	—

Net Increase in Net Assets	1,156,421	3,442,695

Net Assets
Beginning of period	13,451,227	10,008,532

End of period	$14,607,648	$13,451,227

Accumulated Net Investment Loss Included in Net Assets	$(21,196)	$—

Other Information:
Shares
Sold	487,537	672,641
Reinvested	—	—
Redeemed	(303,916)	(941,738)

Net Increase/(Decrease)	183,621	(269,097)

52	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Global Natural Resources

For the Six Months Ended 6/30/10	For the Year Ended 12/31/09

$(1,242,466)	$(896,354)
80,116,757	(144,087,502)
(142,308,421)	548,243,883

(63,434,130)	403,260,027

471,688,493	348,358,370
—	—
(286,225,076)	(490,660,558)

185,463,417	(142,302,188)

—	2,648

122,029,287	260,960,487

1,146,028,806	885,068,319

$1,268,058,093	$1,146,028,806

$(1,261,600)	$(19,134)

15,553,077	14,246,208
—	—
(9,498,383)	(20,123,667)

6,054,694	(5,877,459)

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	53

FINANCIAL INFORMATION

The financial highlights table is intended to help you understand each Fund’s financial performance for the past six reporting periods (or, if shorter, the period since inception of each Fund’s share classes). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions from Net Realized Capital Gains
RS Partners Fund
Class A
Six Months Ended 6/30/10[1]	$25.86	$(0.16)	$0.01	$(0.15)	$—	$—
Year Ended 12/31/09	18.00	(0.16)	8.02	7.86	—	—
Year Ended 12/31/08	30.81	(0.17)	(11.79)	(11.96)	—	(0.85)
Year Ended 12/31/07	35.04	(0.03)	(1.31)	(1.34)	(0.12)	(2.77)
Year Ended 12/31/06	33.01	0.10	3.61	3.71	(0.09)	(1.59)
Year Ended 12/31/05	34.77	—	4.17	4.17	—	(5.93)

Class K
Six Months Ended 6/30/10[1]	$25.66	$(1.16)	$0.93	$(0.23)	$—	$—
Year Ended 12/31/09	17.91	(0.22)	7.97	7.75	—	—
Year Ended 12/31/08	30.77	(0.20)	(11.81)	(12.01)	—	(0.85)
Year Ended 12/31/07	35.05	(0.14)	(1.36)	(1.50)	(0.01)	(2.77)
Period From 10/13/06[4] to 12/31/06[1]	35.04	—	1.67	1.67	(0.06)	(1.60)

Class Y
Six Months Ended 6/30/10[1]	$25.95	$(0.13)	$0.01	$(0.12)	$—	$—
Year Ended 12/31/09	17.99	(0.09)	8.05	7.96	—	—
Year Ended 12/31/08	30.74	0.03	(11.93)	(11.90)	—	(0.85)
Period From 5/1/07[4] to 12/31/07[1]	37.83	0.15	(4.20)	(4.05)	(0.27)	(2.77)

See notes to Financial Highlights on page 63.

54	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$25.71	(0.58)%	$1,433,069	1.48%	1.48%	(1.15)%	(1.15)%	39%
—	25.86	43.67%	1,442,762	1.49%	1.56%	(0.72)%	(0.79)%	64%
(0.85)	18.00	(38.63)%	1,045,803	1.49%	1.52%	(0.50)%	(0.53)%	64%
(2.89)	30.81	(3.78)%	2,187,893	1.49%	1.51%	(0.12)%	(0.14)%	57%
(1.68)	35.04	11.19%	2,532,086	1.49%	1.52%	0.29%	0.26%	60%
(5.93)	33.01	11.94%	2,164,407	1.48%	1.52%	—%	(0.04)%	77%

$—	$25.43	(0.90)%	$3,544	1.89%	1.89%	(1.58)%	(1.58)%	39%
—	25.66	43.27%	12,508	1.82%	1.89%	(1.05)%	(1.12)%	64%
(0.85)	17.91	(38.84)%	8,698	1.83%	1.87%	(0.84)%	(0.88)%	64%
(2.78)	30.77	(4.22)%	13,732	1.84%	1.86%	(0.46)%	(0.48)%	57%
(1.66)	35.05	4.71%	13,447	1.82%	1.86%	(0.03)%	(0.07)%	60%

$—	$25.83	(0.46)%	$345,976	1.17%	1.17%	(0.83)%	(0.83)%	39%
—	25.95	44.25%	270,892	1.10%	1.17%	(0.31)%	(0.38)%	64%
(0.85)	17.99	(38.52)%	102,488	1.28%	1.31%	(0.28)%	(0.31)%	64%
(3.04)	30.74	(10.65)%	35,137	1.11%	1.13%	0.44%	0.42%	57%

See notes to Financial Highlights on page 63.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	55

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions from Net Realized Capital Gains
RS Value Fund
Class A
Six Months Ended 6/30/10[1]	$20.65	$(0.06)	$0.06	$—	$—	$—
Year Ended 12/31/09	14.99	—	5.70	5.70	(0.04)	—
Year Ended 12/31/08	26.27	0.04	(11.01)	(10.97)	(0.04)	(0.27)
Year Ended 12/31/07	27.43	0.02	1.00	1.02	(0.11)	(2.07)
Year Ended 12/31/06	24.55	0.03	3.99	4.02	(0.31)	(0.83)
Year Ended 12/31/05	21.99	0.03	2.54	2.57	(0.01)	—

Class C
Six Months Ended 6/30/10[1]	$20.33	$(0.11)	$0.04	$(0.07)	$—	$—
Year Ended 12/31/09	14.86	(0.06)	5.57	5.51	(0.04)	—
Year Ended 12/31/08	26.16	(0.02)	(11.01)	(11.03)	—	(0.27)
Period From 5/1/07[4] to 12/31/07[1]	30.15	(0.04)	(1.79)	(1.83)	(0.09)	(2.07)

Class K
Six Months Ended 6/30/10[1]	$20.53	$(0.09)	$0.06	$(0.03)	$—	$—
Year Ended 12/31/09	14.95	(0.06)	5.68	5.62	(0.04)	—
Year Ended 12/31/08	26.24	(0.01)	(11.01)	(11.02)	—	(0.27)
Year Ended 12/31/07	27.43	(0.06)	0.97	0.91	(0.03)	(2.07)
Period From 12/4/06[4] to 12/31/06[1]	28.58	0.02	(0.04)	(0.02)	(0.30)	(0.83)

Class Y
Six Months Ended 6/30/10[1]	$20.66	$(0.04)	$0.08	$0.04	$—	$—
Year Ended 12/31/09	14.93	0.08	5.69	5.77	(0.04)	—
Year Ended 12/31/08	26.23	0.16	(11.06)	(10.90)	(0.13)	(0.27)
Period From 5/1/07[4] to 12/31/07[1]	30.15	0.08	(1.72)	(1.64)	(0.21)	(2.07)

See notes to Financial Highlights on page 63.

56	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$20.65	0.00%	$1,333,615	1.28%	1.38%	(0.49)%	(0.59)%	30%
(0.04)	20.65	38.01%	1,641,551	1.41%	1.45%	(0.02)%	(0.06)%	63%
(0.31)	14.99	(41.73)%	1,292,905	1.40%	1.40%	0.16%	0.16%	49%
(2.18)	26.27	3.76%	2,526,734	1.32%	1.32%	0.06%	0.06%	59%
(1.14)	27.43	16.37%	2,000,665	1.36%	1.37%	0.06%	0.05%	72%
(0.01)	24.55	11.67%	1,596,317	1.39%	1.39%	(0.15)%	(0.15)%	83%

$—	$20.26	(0.34)%	$21,978	2.03%	2.07%	(1.24)%	(1.28)%	30%
(0.04)	20.33	37.07%	19,890	2.10%	2.14%	(0.77)%	(0.81)%	63%
(0.27)	14.86	(42.13)%	8,587	2.13%	2.13%	(0.48)%	(0.48)%	49%
(2.16)	26.16	(6.05)%	6,774	2.13%	2.17%	(0.62)%	(0.66)%	59%

$—	$20.50	(0.15)%	$2,026	1.68%	1.78%	(0.89)%	(0.99)%	30%
(0.04)	20.53	37.58%	1,940	1.77%	1.82%	(0.39)%	(0.44)%	63%
(0.27)	14.95	(41.96)%	1,159	1.81%	1.81%	(0.17)%	(0.17)%	49%
(2.10)	26.24	3.35%	1,183	1.72%	1.74%	(0.28)%	(0.30)%	59%
(1.13)	27.43	(0.06)%	—	1.28%	1.28%	0.35%	0.35%	72%

$—	$20.70	0.19%	$336,311	0.97%	0.97%	(0.22)%	(0.22)%	30%
(0.04)	20.66	38.63%	109,121	0.99%	1.01%	0.39%	(0.37)%	63%
(0.40)	14.93	(41.50)%	47,545	1.04%	1.04%	0.64%	0.64%	49%
(2.28)	26.23	(5.41)%	32,029	0.98%	0.99%	0.51%	0.50%	59%

See notes to Financial Highlights on page 63.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	57

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions from Net Realized Capital Gains
RS Large Cap Alpha Fund
Class A
Six Months Ended 6/30/10¹	$37.04	$0.06	$(1.69)	$(1.63)	$—	$—
Year Ended 12/31/09	29.70	0.36	7.02	7.38	(0.05)	—
Year Ended 12/31/08	42.46	0.32	(12.76)	(12.44)	(0.32)	—
Year Ended 12/31/07	37.19	0.26	5.23	5.49	(0.22)	—
Year Ended 12/31/06	32.26	0.32	5.06	5.38	(0.45)	—
Year Ended 12/31/05	31.37	0.47	0.74	1.21	(0.32)	—

Class B
Six Months Ended 6/30/10¹	$35.27	$(0.42)	$(1.26)	$(1.68)	$—	$—
Year Ended 12/31/09	28.52	2.58	4.21	6.79	(0.05)	—
Year Ended 12/31/08	40.68	(2.99)	(9.15)	(12.14)	(0.02)	—
Year Ended 12/31/07	35.76	(1.82)	6.74	4.92	—	—
Year Ended 12/31/06	30.91	(1.63)	6.48	4.85	—	—
Year Ended 12/31/05	30.06	(0.59)	1.44	0.85	—	—

Class C
Six Months Ended 6/30/10¹	$34.57	$(0.07)	$(1.58)	$(1.65)	$—	$—
Year Ended 12/31/09	27.93	0.18	6.50	6.68	(0.05)	—
Year Ended 12/31/08	40.07	0.43	(12.39)	(11.96)	(0.18)	—
Year Ended 12/31/07	35.17	0.07	4.83	4.90	—	—
Year Ended 12/31/06	30.42	(0.01)	4.76	4.75	—	—
Year Ended 12/31/05	29.62	(0.00)[6]	0.80	0.80	—	—

Class K
Six Months Ended 6/30/10¹	$36.94	$(0.01)	$(1.68)	$(1.69)	$—	$—
Year Ended 12/31/09	29.75	0.14	7.09	7.23	(0.05)	—
Year Ended 12/31/08	42.49	0.18	(12.73)	(12.55)	(0.19)	—
Year Ended 12/31/07	37.18	0.10	5.25	5.35	(0.04)	—
Year Ended 12/31/06	32.03	0.16	5.07	5.23	(0.08)	—
Year Ended 12/31/05	31.23	0.29	0.79	1.08	(0.28)	—

Class Y
Six Months Ended 6/30/10¹	$37.00	$0.09	$(1.66)	$(1.57)	$—	$—
Year Ended 12/31/09	29.62	0.31	7.11	7.42	(0.05)	—
Year Ended 12/31/08	42.40	0.44	(12.80)	(12.36)	(0.42)	—
Period From 5/1/07[4] to 12/31/07¹	40.26	0.15	2.34	2.49	(0.35)	—

See notes to Financial Highlights on page 63.

58	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Increase From Regulatory Settlements	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$—	$35.41	(4.40)%	$645,674	0.95%	0.98%	0.28%	0.25%	38%
(0.05)	0.01	37.04	24.89%[5]	698,280	0.93%	1.04%	0.98%	0.87%	145%
(0.32)	—	29.70	(29.29)%	629,799	0.93%	0.95%	0.90%	0.88%	54%
(0.22)	—	42.46	14.78%	832,425	0.93%	0.93%	0.59%	0.59%	60%
(0.45)	—	37.19	16.87%	787,661	0.93%	0.94%	0.79%	0.78%	81%
(0.32)	—	32.26	3.90%	796,034	0.91%	0.91%	1.32%	1.32%	101%

$—	$—	$33.59	(4.76)%	$20,197	1.73%	1.74%	(0.50)%	(0.51)%	38%
(0.05)	0.01	35.27	23.86%[5]	22,464	1.82%	1.82%	—%	—%	145%
(0.02)	—	28.52	(29.84)%	12,197	1.82%	1.82%	(0.02)%	(0.02)%	54%
—	—	40.68	13.76%	28,114	1.84%	1.84%	(0.34)%	(0.34)%	60%
—	—	35.76	15.69%	38,313	1.99%	1.99%	(0.27)%	(0.27)%	81%
—	—	30.91	2.83%	69,159	1.92%	1.92%	0.34%	0.34%	101%

$—	$—	$32.92	(4.77)%	$38,293	1.73%	1.73%	(0.50)%	(0.50)%	38%
(0.05)	0.01	34.57	23.97%[5]	38,885	1.77%	1.77%	0.06%	0.06%	145%
(0.18)	—	27.93	(29.84)%	19,300	1.74%	1.74%	0.14%	0.14%	54%
—	—	40.07	13.93%	11,441	1.69%	1.69%	(0.17)%	(0.17)%	60%
—	—	35.17	15.61%	8,278	2.02%	2.02%	(0.30)%	(0.30)%	81%
—	—	30.42	2.70%	6,358	2.08%	2.08%	0.13%	0.13%	101%

$—	$—	$35.25	(4.57)%	$22,205	1.32%	1.38%	(0.09)%	(0.15)%	38%
(0.05)	0.01	36.94	24.35%[5]	22,179	1.28%	1.40%	0.52%	0.40%	145%
(0.19)	—	29.75	(29.52)%	12,191	1.28%	1.34%	0.56%	0.50%	54%
(0.04)	—	42.49	14.38%	14,047	1.28%	1.42%	0.24%	0.10%	60%
(0.08)	—	37.18	16.37%	11,670	1.28%	1.28%	0.45%	0.45%	81%
(0.28)	—	32.03	3.51%	9,517	1.25%	1.25%	0.94%	0.94%	101%

$—	$—	$35.43	(4.24)%	$14,761	0.67%	0.68%	0.54%	0.53%	38%
(0.05)	0.01	37.00	25.10%[5]	3,239	0.76%	0.76%	1.12%	1.12%	145%
(0.42)	—	29.62	(29.13)%	1,456	0.71%	0.71%	1.17%	1.17%	54%
(0.35)	—	42.40	6.19%	832	0.71%	0.71%	0.85%	0.85%	60%

See notes to Financial Highlights on page 63.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	59

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions from Net Realized Capital Gains
RS Investors Fund
Class A
Six Months Ended 6/30/10[1]	$6.31	$(0.01)	$0.01	$—	$—	$—
Year Ended 12/31/09	4.17	(0.08)	2.22	2.14	—	—
Year Ended 12/31/08	9.59	(0.16)	(4.64)	(4.80)	—	(0.62)
Year Ended 12/31/07	11.75	(0.11)	(0.01)	(0.12)	—	(2.04)
Year Ended 12/31/06	10.44	(0.03)	1.87	1.84	—	(0.53)
Period From 11/15/05[4] to 12/31/05[1]	10.00	(0.01)	0.45	0.44	—	—

Class C
Six Months Ended 6/30/10[1]	$6.09	$—	$—	$—	$—	$—
Year Ended 12/31/09	4.21	(0.22)	2.10	1.88	—	—
Year Ended 12/31/08	9.54	(0.14)	(4.57)	(4.71)	—	(0.62)
Period From 7/24/07[4] to 12/31/07[1]	12.57	(0.07)	(0.92)	(0.99)	—	(2.04)

Class K
Six Months Ended 6/30/10[1]	$6.07	$0.01	$(0.01)	$—	$—	$—
Year Ended 12/31/09	4.06	(0.11)	2.12	2.01	—	—
Year Ended 12/31/08	9.51	(0.13)	(4.70)	(4.83)	—	(0.62)
Period From 1/3/07[4] to 12/31/07[1]	11.71	(0.08)	(0.08)	(0.16)	—	(2.04)

Class Y
Six Months Ended 6/30/10[1]	$6.35	$(0.01)	$—	$(0.01)	$—	$—
Year Ended 12/31/09	4.18	(0.14)	2.31	2.17	—	—
Year Ended 12/31/08	9.61	(0.12)	(4.69)	(4.81)	—	(0.62)
Period From 5/1/07[4] to 12/31/07[1]	12.56	(0.01)	(0.90)	(0.91)	—	(2.04)

RS Global Natural Resources Fund
Class A
Six Months Ended 6/30/10[1]	$29.94	$(0.04)	$(1.33)	$(1.37)	$—	$—
Year Ended 12/31/09	20.05	(0.04)	9.93	9.89	—	—
Year Ended 12/31/08	37.97	(0.05)	(17.71)	(17.76)	(0.01)	(0.15)
Year Ended 12/31/07	30.84	—	9.81	9.81	(0.01)	(2.67)
Year Ended 12/31/06	32.65	0.12	2.72	2.84	(0.37)	(4.28)
Year Ended 12/31/05	24.72	0.32	10.14	10.46	(0.69)	(1.84)

See notes to Financial Highlights on page 63.

60	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$6.31	0.00%	$11,652	1.05%	2.18%	(0.29)%	(1.42)%	50%
—	6.31	51.32%	10,696	2.22%	2.34%	(1.44)%	(1.56)%	84%
(0.62)	4.17	(49.50)%	8,955	1.98%	1.98%	(1.33)%	(1.33)%	65%
(2.04)	9.59	(0.72)%	30,691	1.60%	1.60%	(0.60)%	(0.60)%	71%
(0.53)	11.75	17.55%	65,129	1.54%	1.60%	(0.23)%	(0.29)%	116%
—	10.44	4.40%	49,463	3.74%	3.77%	(1.66)%	(1.69)%	5%

$—	$6.09	0.00%	$204	1.29%	4.16%	(0.54)%	(3.41)%	50%
—	6.09	44.66%	139	4.57%	5.15%	(3.83)%	(4.41)%	84%
(0.62)	4.21	(48.80)%	20	1.43%	4.15%	(0.79)%	(3.51)%	65%
(2.04)	9.54	(7.61)%	74	2.55%	5.22%	(1.55)%	(4.22)%	71%

$—	$6.07	0.00%	$125	1.05%	3.17%	(0.26)%	(2.38)%	50%
—	6.07	49.51%	97	3.46%	3.90%	(2.70)%	(3.14)%	84%
(0.62)	4.06	(50.25)%	43	3.23%	3.23%	(2.55)%	(2.55)%	65%
(2.04)	9.51	(1.10)%	45	2.52%	5.81%	(1.49)%	(4.78)%	71%

$—	$6.34	(0.16)%	$2,627	1.05%	1.93%	(0.29)%	(1.17)%	50%
—	6.35	51.91%	2,519	1.94%	2.04%	(1.16)%	(1.26)%	84%
(0.62)	4.18	(49.52)%	991	1.70%	1.70%	(1.04)%	(1.04)%	65%
(2.04)	9.61	(6.98)%	3,478	1.37%	1.38%	(0.28)%	(0.29)%	71%

$—	$28.57	(4.58)%	$925,710	1.45%	1.47%	(0.29)%	(0.31)%	17%
—	29.94	49.33%	998,909	1.46%	1.50%	(0.10)%	(0.14)%	34%
(0.16)	20.05	(46.76)%	843,964	1.49%	1.49%	(0.13)%	(0.13)%	43%
(2.68)	37.97	32.07%	2,080,904	1.45%	1.45%	—%	—%	37%
(4.65)	30.84	8.11%	1,610,612	1.49%	1.53%	0.24%	0.20%	62%
(2.53)	32.65	42.23%	1,715,182	1.49%	1.56%	0.95%	0.88%	62%

See notes to Financial Highlights on page 63.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	61

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions from Net Realized Capital Gains
RS Global Natural Resources Fund — (continued)
Class C
Six Months Ended 6/30/10[1]	$29.26	$(0.01)	$(1.44)	$(1.45)	$—	$—
Year Ended 12/31/09	19.75	0.06	9.45	9.51	—	—
Year Ended 12/31/08	37.73	(0.22)	(17.60)	(17.82)	(0.01)	(0.15)
Period From 5/1/07[4] to 12/31/07[1]	35.26	(0.10)	5.25	5.15	(0.01)	(2.67)
Class K
Six Months Ended 6/30/10[1]	$29.46	$(0.09)	$(1.33)	$(1.42)	$—	$—
Year Ended 12/31/09	19.84	(0.05)	9.67	9.62	—	—
Year Ended 12/31/08	37.75	(0.14)	(17.61)	(17.75)	(0.01)	(0.15)
Year Ended 12/31/07	30.84	(0.06)	9.65	9.59	(0.01)	(2.67)
Period From 12/4/06[4] to 12/31/06[1]	37.05	0.04	(1.61)	(1.57)	(0.36)	(4.28)
Class Y
Six Months Ended 6/30/10[1]	$30.17	$(0.05)	$(1.29)	$(1.34)	$—	$—
Year Ended 12/31/09	20.14	(0.05)	10.08	10.03	—	—
Year Ended 12/31/08	38.00	0.08	(17.78)	(17.70)	(0.01)	(0.15)
Period From 5/1/07[4] to 12/31/07[1]	35.26	0.09	5.38	5.47	(0.06)	(2.67)

62	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$27.81	(4.96)%	$22,203	2.23%	2.26%	(0.99)%	(1.02)%	17%
—	29.26	48.15%	13,467	2.27%	2.29%	(0.99)%	(1.01)%	34%
(0.16)	19.75	(47.22)%	3,129	2.34%	2.34%	(0.95)%	(0.95)%	43%
(2.68)	37.73	14.84%	2,949	2.29%	2.32%	(0.67)%	(0.70)%	37%

$—	$28.04	(4.82)%	$2,912	1.93%	1.96%	(0.74)%	(0.77)%	17%
—	29.46	48.49%	2,685	2.02%	2.05%	(0.70)%	(0.73)%	34%
(0.16)	19.84	(47.01)%	736	2.10%	2.11%	(0.66)%	(0.67)%	43%
(2.68)	37.75	31.37%	330	2.00%	2.30%	(0.40)%	(0.70)%	37%
(4.64)	30.84	(4.76)%	3	1.75%	1.75%	(0.23)%	(0.23)%	62%

$—	$28.83	(4.44)%	$317,233	1.12%	1.16%	0.22%	0.18%	17%
—	30.17	49.80%	130,968	1.10%	1.12%	0.19%	0.17%	34%
(0.16)	20.14	(46.57)%	37,239	1.18%	1.19%	0.17%	0.16%	43%
(2.73)	38.00	15.76%	89,402	1.12%	1.12%	0.46%	0.46%	37%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[2]	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

[3]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

[4]	Inception date.

[5]

Without the effect of the income from the regulatory settlements, the total returns would have been for RS Large Cap Alpha Fund 24.86%, 23.86%, 23.93%, 24.32% and 25.10% for Class A, Class B, Class C, Class K and Class Y, respectively.

[6]	Rounds to $0.00 per share.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	63

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Notes to Financial Statements

June 30, 2010 (unaudited)

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to five series offered by the Trust: RS Partners Fund, RS Value Fund, RS Large Cap Alpha Fund, RS Investors Fund and RS Global Natural Resources Fund (each a “Fund”, collectively the “Funds”). All of the Funds are diversified funds, other than RS Partners Fund and RS Investors Fund, which are non-diversified funds. The financial statements for the other remaining series of the Trust are presented in separate reports.

RS Partners Fund offers Class A, K and Y shares. RS Value Fund, RS Investors Fund and RS Global Natural Resources Fund offer Class A, C, K and Y shares. RS Large Cap Alpha Fund offers Class A, B, C, K and Y shares. The classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, except for certain differences, including class-specific expenses and voting rights with respect to matters affecting fewer than all classes or in which the interests of one class differ from the interests of any other class.

The Trust has an unlimited number of authorized shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of a Fund, as applicable.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of a Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Funds have adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

In determining a security’s placement within the hierarchy, the Trust separates the Funds’ investment portfolios into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

For the six months ended June 30, 2010, there were no significant transfers between level 1 and level 2.

b. Federal Income Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

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As of June 30, 2010, the Trust has reviewed the tax positions for open periods, as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the six months ended June 30, 2010, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state authorities for tax years before 2005.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Funds are informed of the dividend. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

f. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Funds have entered into an arrangement with their custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Funds’ custodian expenses. Each Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h. Distributions to Shareholders Each Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Distributions to shareholders are recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

j. Temporary Borrowings The Funds, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the six months ended June 30, 2010, the Funds which borrowed from the facility were as follows:

Fund	Amount Outstanding at 6/30/10	Average Borrowing*	Average Interest Rate*
RS Value Fund	$—	$1,538,261	1.47%
RS Large Cap Alpha Fund	—	1,436,312	1.42%
*	For the six months ended June 30, 2010, based on the number of days borrowings were outstanding.

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Funds, at the following annual rates:

Fund	Investment Advisory Fee Percentage
RS Partners Fund	1.00%
RS Value Fund	0.85%
RS Large Cap Alpha Fund	0.50%
RS Investors Fund	1.00%
RS Global Natural Resources Fund	1.00%

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2011. The terms of the agreement provide that RS Investments will waive advisory fees to the extent necessary to prevent

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

certain Funds’ total annual fund operating expenses for Class A shares (excluding expenses indirectly incurred by the Funds through investments in certain pooled investment vehicles, interest, taxes, and extraordinary expenses) from exceeding the following rates:

Fund	Expense Limitation
RS Partners Fund, Class A	1.49%
RS Large Cap Alpha Fund, Class A*	0.99%
RS Global Natural Resources Fund, Class A	1.45%
*	The expense limitation in effect from January 1, 2010 through April 30, 2010 was 0.93% for Class A, 2.05% for Class B, 2.04% for Class C, and 1.28% for Class K.

Additionally, RS Investments has agreed through April 30, 2011, to reduce the advisory fee of each of the other classes of shares of such Funds to the extent necessary so that such other classes bear the same level of advisory fees as Class A shares during that same period.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2011, to limit the Funds’ total annual fund operating expenses to the following rates:

Fund	Expense Limitation
RS Value Fund, Class A	1.28%
RS Value Fund, Class C	2.03%
RS Value Fund, Class K	1.68%
RS Value Fund, Class Y	1.03%
RS Investors Fund, Class A	1.30%
RS Investors Fund, Class C	2.05%
RS Investors Fund, Class K	1.70%
RS Investors Fund, Class Y	1.05%

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Funds for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

c. Distribution Fees GIS serves as the principal underwriter for shares of the Funds. The Funds have entered into an agreement with GIS for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

its expenses in connection with the promotion and distribution of shares of each Fund. For the six months ended June 30, 2010, GIS received distribution fees as follows:

Fund		Annual Rate	Distribution Fees
RS Partners Fund	Class A	0.25%	$1,948,298
	Class K	0.65%	30,883
	Class Y	0.00%	—
RS Value Fund	Class A	0.25%	1,950,310
	Class C	1.00%	114,284
	Class K	0.65%	6,496
	Class Y	0.00%	—
RS Large Cap Alpha Fund	Class A	0.25%	870,845
	Class B	1.00%	111,015
	Class C	1.00%	197,951
	Class K	0.65%	75,618
	Class Y	0.00%	—
RS Investors Fund	Class A	0.25%	14,212
	Class C	1.00%	790
	Class K	0.65%	381
	Class Y	0.00%	—
RS Global Natural Resources Fund	Class A	0.25%	1,221,078
	Class C	1.00%	86,553
	Class K	0.65%	9,645
	Class Y	0.00%	—

RS Investments may perform certain services and incur certain expenses with respect to the promotion of the Funds’ shares and the servicing of shareholder accounts. GIS makes payments from the amounts it receives from the Funds pursuant to the distribution plan for any amounts payable with respect to expenses incurred by RS Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Funds or the servicing of shareholder accounts. In addition to payments under the distribution plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Board of Trustees and is reviewed by the Board of Trustees periodically. Such amounts are included in the Statement of Operations under the caption “Transfer agent fees”.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of The Guardian Insurance & Annuity Company, Inc. and an affiliate of GIS, distributes the Funds’ shares as a retail broker-dealer. For the six months ended June 30, 2010, PAS informed the Trust it received $1,157,102 directly or indirectly from GIS as continuing compensation for its services on behalf of all series in the Trust.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

For the six months ended June 30, 2010, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Sales Charges
RS Partners Fund	$18,249
RS Value Fund	25,568
RS Large Cap Alpha Fund	25,330
RS Investors Fund	1,780
RS Global Natural Resources Fund	49,709

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. For the six months ended June 30, 2010, GIS received CDSL charges as follows:

Fund	CDSL
RS Partners Fund	$—
RS Value Fund	3,028
RS Large Cap Alpha Fund	6,562
RS Investors Fund	—
RS Global Natural Resources Fund	3,375

d. Affiliated Issuers If a Fund owns 5% or more of the outstanding voting shares of an issuer, the Fund’s investment represents an investment in an affiliated person as defined by the 1940 Act. A summary of the Funds with transactions in the securities of affiliated issuers for the six months ended June 30, 2010, is listed below:

Fund	Issuer	Number of Shares Held at Beginning of Period		Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Income	Value at End of Period
RS Partners Fund	ACI Worldwide, Inc.	3,543,715		—	218,127	3,325,588	$—	$64,749,198
	Coinstar, Inc.	2,317,720		132,900	1,118,915	1,331,705	—	*	*
	eHealth, Inc.	462,318	*	1,071,703	—	1,534,021	—	17,441,819
	Euronet Worldwide, Inc.	1,849,804	*	784,000	—	2,633,804	—	33,686,353
	FEI Co.	1,427,700	*	827,276	—	2,254,976	—	44,445,577
	MF Global Holdings Ltd.	5,368,561	*	2,593,203	1,900,000	6,061,764	—	*	*
	MoneyGram International, Inc.	8,257,617		—	—	8,257,617	—	20,231,162
								$180,554,109

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Fund	Issuer	Number of Shares Held at Beginning of Period		Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Income	Value at End of Period
RS Global Natural Resources Fund	Salamander Energy PLC	2,198,010	*	5,772,799	—	7,970,809	$—	$27,642,135
								$27,642,135
*	Issuer was not an affiliated issuer at the beginning of the period.
**	Issuer was not an affiliated issuer at the end of the period.

Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the year ended December 31, 2009, which is the most recently completed tax year, was as follows:

Fund	Ordinary Income
RS Partners Fund	$—
RS Value Fund	3,180,655
RS Large Cap Alpha Fund	1,129,529
RS Investors Fund	—
RS Global Natural Resources Fund	—

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2009, the Funds made the following reclassifications of permanent book and tax basis differences:

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Loss)
RS Partners Fund	$(7,522,660)	$10,851,694	$(3,329,034)
RS Value Fund	(39,701)	3,850,605	(3,810,904)
RS Large Cap Alpha Fund	(30,672,510)	(3,985,858)	34,658,368
RS Investors Fund	(129,226)	165,856	(36,630)
RS Global Natural Resources Fund	(1,638,075)	1,783,384	(145,309)

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

See the chart below for the tax basis of distributable earnings as of December 31, 2009.

Fund	Undistributed Ordinary Income
RS Partners Fund	$—
RS Value Fund	217,369
RS Large Cap Alpha Fund	1,642,699
RS Investors Fund	—
RS Global Natural Resources Fund	—

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2009, no Fund utilized capital loss carryovers. See the chart for capital loss carryovers available to the Funds at December 31, 2009.

	Expiring
Fund	2010	2011	2012	2015	2016	2017	Total
RS Partners Fund	$—	$—	$—	$—	$25,691,214	$187,831,253	$213,522,467
RS Value Fund	—	—	—	—	66,674,514	385,470,554	452,045,068
RS Large Cap Alpha Fund	255,258,469	11,076,797	45,219,419	917,131	41,144,943	112,948,740	466,565,499	*
RS Investors Fund	—	—	—	—	4,510,411	3,293,346	7,803,757
RS Global Natural Resources Fund	—	—	—	—	18,349,799	159,608,810	177,958,609
*	As of December 31, 2009, RS Large Cap Alpha Fund, as the successor of a merger, has capital loss carryovers of $16,232,613 subject to certain limitations on availability to offset future capital gains, if any.

For RS Large Cap Alpha Fund, $46,882,921 of capital loss carryovers expired in the year ended December 31, 2009.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

In determining its taxable income, current tax law permits the Funds to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2009, the Funds elected to defer net capital and currency losses as follows:

Fund	Deferred Net Capital Losses
RS Partners Fund	$23,045,997
RS Value Fund	6,084,084
RS Large Cap Alpha Fund	—
RS Investors Fund	458,788
RS Global Natural Resources Fund	14,355,119

b. Tax Basis of Investments The cost of investments (excluding foreign currency related transactions) for federal income tax purposes at June 30, 2010, for each Fund is listed in the chart below. The net unrealized appreciation on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below:

Fund	Cost of Investments	Net Unrealized Appreciation/ (Depreciation) on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS Partners Fund	$1,836,923,214	$5,369,188	$177,623,100	$(172,253,912)
RS Value Fund	1,625,016,287	85,779,806	241,736,711	(155,956,905)
RS Large Cap Alpha Fund	693,242,735	49,952,924	76,805,872	(26,852,948)
RS Investors Fund	14,700,880	(31,480)	1,325,282	(1,356,762)
RS Global Natural Resources Fund	1,085,061,278	200,926,150	232,766,232	(31,840,082)

Note 4 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the Funds were as follows:

Transactions in Capital Shares

RS Partners Fund

	For the Six Months Ended 6/30/10		For the Year Ended 12/31/09
	Shares	Amount	Shares	Amount
Class A
Shares sold	9,366,233	$261,687,128	15,251,239	$318,213,390
Shares redeemed	(9,403,578)	(261,906,578)	(17,577,636)	(362,588,074)

Net decrease	(37,345)	$(219,450)	(2,326,397)	$(44,374,684)

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RS Partners Fund — continued

	For the Six Months Ended 6/30/10		For the Year Ended 12/31/09
	Shares	Amount	Shares	Amount
Class K
Shares sold	24,484	$677,120	47,417	$982,376
Shares redeemed	(372,597)	(10,919,811)	(45,522)	(942,491)

Net increase/(decrease)	(348,113)	$(10,242,691)	1,895	$39,885

Class Y
Shares sold	4,234,295	$120,472,762	5,796,049	$129,227,485
Shares redeemed	(1,280,419)	(35,690,077)	(1,052,481)	(22,494,709)

Net increase	2,953,876	$84,782,685	4,743,568	$106,732,776

RS Value Fund

	For the Six Months Ended 6/30/10		For the Year Ended 12/31/09
	Shares	Amount	Shares	Amount
Class A
Shares sold	10,172,161	$225,914,286	28,233,360	$486,351,124
Shares reinvested	—	—	136,861	2,754,720
Shares redeemed	(25,098,708)	(562,632,270)	(35,149,317)	(585,211,483)

Net decrease	(14,926,547)	$(336,717,984)	(6,779,096)	$(96,105,639)

Class C
Shares sold	296,325	$6,504,696	578,242	$10,062,118
Shares reinvested	—	—	1,543	30,580
Shares redeemed	(189,892)	(4,064,928)	(179,501)	(2,993,241)

Net increase	106,433	$2,439,768	400,284	$7,099,457

Class K
Shares sold	16,794	$385,957	51,992	$840,877
Shares reinvested	—	—	176	3,522
Shares redeemed	(12,410)	(266,248)	(35,203)	(658,017)

Net increase	4,384	$119,709	16,965	$186,382

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Transactions in Capital Shares (continued)

RS Value Fund — continued

	For the Six Months Ended 6/30/10		For the Year Ended 12/31/09
	Shares	Amount	Shares	Amount
Class Y
Shares sold	12,519,594	$285,497,226	2,891,254	$45,998,499
Shares reinvested	—	—	5,424	109,193
Shares redeemed	(1,552,323)	(35,101,151)	(799,298)	(13,966,305)

Net increase	10,967,271	$250,396,075	2,097,380	$32,141,387

RS Large Cap Alpha Fund

	For the Six Months Ended 6/30/10		For the Year Ended 12/31/09
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,389,010	$52,336,802	6,445,505	$181,235,015
Shares reinvested	—	—	25,986	937,686
Shares redeemed	(2,007,158)	(76,725,756)	(9,217,258)	(282,700,101)
Shares issued upon merger¹	—	—	393,909	13,164,441

Net decrease	(618,148)	$(24,388,954)	(2,351,858)	$(87,362,959)

Class B
Shares sold	15,375	$559,534	36,685	$1,083,853
Shares reinvested	—	—	929	31,950
Shares redeemed	(50,936)	(1,846,319)	(177,912)	(5,206,478)
Shares issued upon merger¹	—	—	349,410	11,146,179

Net increase/(decrease)	(35,561)	$(1,286,785)	209,112	$7,055,504

Class C
Shares sold	129,668	$4,628,348	276,890	$7,713,734
Shares reinvested	—	—	1,576	53,056
Shares redeemed	(91,374)	(3,235,125)	(196,084)	(5,600,235)
Shares issued upon merger¹	—	—	351,650	10,999,617

Net increase	38,294	$1,393,223	434,032	$13,166,172

Class K
Shares sold	62,784	$2,398,354	138,677	$4,325,731
Shares reinvested	—	—	1,204	43,336
Shares redeemed	(33,258)	(1,272,429)	(321,646)	(11,491,464)
Shares issued upon merger¹	—	—	372,353	12,436,591

Net increase	29,526	$1,125,925	190,588	$5,314,194

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RS Large Cap Alpha Fund — continued

	For the Six Months Ended 6/30/10		For the Year Ended 12/31/09
	Shares	Amount	Shares	Amount
Class Y
Shares sold	355,072	$13,929,180	83,298	$2,893,776
Shares reinvested	—	—	54	1,942
Shares redeemed	(26,013)	(987,177)	(44,980)	(1,428,788)

Net increase	329,059	$12,942,003	38,372	$1,466,930

¹	RS Large Cap Value Fund merged with RS Large Cap Alpha Fund on August 3, 2009.

RS Investors Fund

	For the Six Months Ended 6/30/10		For the Year Ended 12/31/09
	Shares	Amount	Shares	Amount
Class A
Shares sold	402,858	$2,805,511	369,466	$2,059,916
Shares redeemed	(251,803)	(1,720,459)	(822,293)	(4,088,185)

Net increase/(decrease)	151,055	$1,085,052	(452,827)	$(2,028,269)

Class C
Shares sold	15,385	$102,572	20,358	$116,456
Shares redeemed	(4,746)	(29,138)	(2,297)	(13,873)

Net increase	10,639	$73,434	18,061	$102,583

Class K
Shares sold	8,123	$54,146	10,158	$52,970
Shares redeemed	(3,510)	(22,793)	(4,641)	(25,954)

Net increase	4,613	$31,353	5,517	$27,016

Class Y
Shares sold	61,171	$421,878	272,659	$1,198,489
Shares redeemed	(43,857)	(294,046)	(112,507)	(682,472)

Net increase	17,314	$127,832	160,152	$516,017

RS Global Natural Resources Fund

	For the Six Months Ended 6/30/10		For the Year Ended 12/31/09
	Shares	Amount	Shares	Amount
Class A
Shares sold	7,270,948	$219,277,302	10,684,962	$256,699,956
Shares redeemed	(8,228,284)	(247,416,799)	(19,410,808)	(473,796,498)

Net decrease	(957,336)	$(28,139,497)	(8,725,846)	$(217,096,542)

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Transactions in Capital Shares (continued)

RS Global Natural Resources Fund — continued

	For the Six Months Ended 6/30/10		For the Year Ended 12/31/09
	Shares	Amount	Shares	Amount
Class C
Shares sold	394,191	$11,689,137	353,391	$8,934,567
Shares redeemed	(56,031)	(1,624,514)	(51,576)	(1,242,083)

Net increase	338,160	$10,064,623	301,815	$7,692,484

Class K
Shares sold	33,987	$1,016,029	75,305	$1,836,606
Shares redeemed	(21,277)	(612,195)	(21,263)	(537,562)

Net increase	12,710	$403,834	54,042	$1,299,044

Class Y
Shares sold	7,853,951	$239,706,025	3,132,550	$80,887,241
Shares redeemed	(1,192,791)	(36,571,568)	(640,020)	(15,084,415)

Net increase	6,661,160	$203,134,457	2,492,530	$65,802,826

b. Shareholder Concentration As of June 30, 2010, the number of shareholders and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders) who owned of record 5% or more of the net assets of a Fund is summarized in the following table:

Fund	Number of Shareholders	Percentage of Net Assets
RS Partners Fund	2	25.07%
RS Value Fund	2	19.77%
RS Large Cap Alpha Fund	2	20.26%
RS Investors Fund	3	25.80%
RS Global Natural Resources Fund	1	22.64%

Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the six months ended June 30, 2010, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
RS Partners Fund	$674,405,806	$688,700,215
RS Value Fund	526,179,283	602,888,161
RS Large Cap Alpha Fund	283,584,449	324,197,456
RS Investors Fund	7,689,450	6,819,339
RS Global Natural Resources Fund	386,072,583	188,212,854

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b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In their normal course of business, some of the Funds may invest a significant portion of their assets in companies within a limited number of industries or sectors. As a result, these Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to a Fund. Restricted and illiquid securities are valued according to the guidelines and procedures adopted by the Trust’s Board of Trustees.

Note 6 Review for Subsequent Events

The Trust evaluated the possibility of subsequent events existing in the Funds’ financial statements through August 20, 2010, the date the financial statements were available to be issued. The Trust determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

Note 7 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Supplemental Information (unaudited)

Approval of the Investment Advisory Agreements for RS Investment Trust

The Board of Trustees of the RS Investment Trust, including all the disinterested Trustees, met in person on August 11 - 12, 2009, to consider the continuation of the Advisory Agreements for the one-year period commencing August 31, 2009. During the previous several weeks, the Trustees met with the independent Trustees’ counsel and independent consultants in preparation for this meeting. In an executive session immediately prior to the meeting, the disinterested Trustees (i) had confirmed their receipt of all the information they had requested from RS Investments, (ii) had reviewed again the memorandum prepared by counsel regarding the fiduciary duties of the disinterested Trustees, and (iii) had reviewed the conclusions they had reached relating to annual renewal matters. The independent Trustees’ counsel stated that at this time the disinterested Trustees had no further requests for information from RS Investments. The Chair of the Board of Trustees, who is an independent Trustee, thanked RS Investments for providing complete responses to all of the Trustees’ questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The independent Trustees’ counsel summarized for the Trustees the steps the Trustees had taken in connection with consideration of the annual continuation of the Funds’ investment advisory arrangements, including the materials they had reviewed. He noted that the review had encompassed the Advisory Agreements for all of the Funds, and the distribution agreements and Rule 12b-1 plans for all of the Funds. In the discussion, the Chair stated that the Trustees had found the assistance of independent consultants helpful in their review of the written materials relating to Fund performance and expenses.

The independent Trustees’ counsel noted that the Trustees had been assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The independent Trustees’ counsel noted that the Chief Compliance Officer had concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The independent Trustees’ counsel reported that the Trustees had considered the nature, extent, and quality of the services provided by RS Investments. He said that, in this regard, the Trustees had taken into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. He said that the Trustees had considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers.

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The independent Trustees’ counsel noted that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. The independent Trustees’ counsel stated that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The independent Trustees’ counsel noted in this regard that the Trustees had reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. He said that the Trustees had been aided by an analysis prepared by an independent consultant retained by the independent Trustees to compare the Funds’ advisory fees, expenses and performance to the Funds’ peers. He noted that, in his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The independent Trustees’ counsel said that the Trustees had reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. He said that the Trustees had considered the total expense ratios of the Funds and noted that the Funds’ renegotiated custodial arrangements had resulted in savings for several of the Funds in the prior year. The independent Trustees’ counsel said that the outside consultant’s report noted that, for a number of the Funds that had been identified as having high expense issues because of limited assets, RS Investments was considering proposing that those Funds be reorganized into another Fund or liquidated.

The independent Trustees’ counsel said that the Trustees had considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including for institutional separate accounts and for mutual funds for which RS Investments serves as sub-adviser. He said that the Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. He said that the Chief Compliance Officer had noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The independent Trustees’ counsel noted that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The independent Trustees’ counsel also noted that RS Investments had explained that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The independent Trustees’ counsel said that the Trustees had reviewed performance information for each Fund for various periods. He said that their review had included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. He said that the Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except for those Funds for which action has been taken or is proposed, such as changes to portfolio management, reorganization, or liquidation (such as the RS Large Cap Value VIP Series), or where the discipline associated with the strategy explains a Fund’s underperformance (such as the RS Global Natural Resources Fund’s lower commodity exposure compared to peer funds, and the high-quality strategy of the RS Money Market Fund).

The independent Trustees’ counsel noted that the Trustees had reviewed the detailed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. He said that the Trustees had considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The independent Trustees’ counsel said that the Trustees had also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2008, and for the five months ended May 31, 2009. He said that the Trustees had considered the statements of the Chief Compliance Officer, in his report, to the effect that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the VIP Funds had been less profitable generally than the retail Funds. The independent Trustees’ counsel said that the Trustees had also noted the statement in the Chief Compliance Officer’s report that the profitability from the Funds to RS Investments had declined in 2008 and that the trend had continued so far in 2009, but that RS Investments has stated that it remains committed to providing high-quality services to the Funds. He said that the Trustees had also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. He said that the Trustees had also taken into account that the Chief Compliance Officer had noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. As to the profitability of the Funds’ sub-advisers, he said that the Trustees had considered information provided by RS Investments that had been requested and collected from those sub-advisers, which shows that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower.

The independent Trustees’ counsel noted that the Trustees had discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and

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whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed various information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that the following factors raised by RS Investments and the Chief Compliance Officer had been taken into account: (1) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (2) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; and (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings. The independent Trustees’ counsel said that the Trustees had taken into account specifically the substantial decline in asset levels of the Funds and the concomitant reduction in revenues and profitability to RS Investments in recent periods, and had determined that, although it may be appropriate to consider breakpoints in the future for certain RS Funds, such a step would not be appropriate at this time.

The independent Trustees’ counsel reported that the Trustees had considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. He said that the Trustees had considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. He said that, on the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees had concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The independent Trustees’ counsel said that the Trustees had reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. He said that, on the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the services provided by them to the Funds was generally acceptable.

The independent Trustees’ counsel said that the Trustees had considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the

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Trustees’ requests. He said that the Trustees had considered generally the continuing favorable interaction of the legacy investment teams at RS Investments and GIS, improvements in control functions between the two firms over the past year, and RS Investments’ increased role in providing administrative services to the Funds and were generally satisfied with the services currently being provided by the two firms.

The independent Trustees’ counsel then said that the Trustees had considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

RS Investments continues to integrate the respective RS Investments and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. RS is continuing its integration work in this regard.

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams. RS Investments acted decisively and effectively to avoid potentially serious problems and disruptions when a key portfolio manager and his team departed in New York.

RS Investments has recommended, discussed, and sought approval from the Boards of Trustees as needed to implement various significant changes affecting the Funds, including liquidations, reorganizations, and expense limitations, both in response to its internal review of various Funds or to concerns expressed by the Boards. In most cases, RS Investments has anticipated issues and addressed them actively with the Boards.

RS Investments has provided all necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

Overall, the independent Trustees noted evidence presented by RS Investments and statements from the Chief Compliance Officer that RS Investments provides (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2009.

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

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A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ Web site at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-766-3863.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

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388 Market Street San Francisco CA 94111

www.RSinvestments.com | 800-766-3863

Six-time winner of Dalbar Service Award EB 015096 (06/10)

2010 Semiannual Report

All data as of June 30, 2010

RS S&P 500 Index Fund

Class A, B, C, and K Shares

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

RS Investments

Value | Growth | International | Fixed Income

RS Funds provide clients with access to four deep and experienced investment teams – each pursuing investment opportunities consistent with its particular style. The dedicated research team approach assures that our clients benefit from process consistency, investment excellence, and choice across disciplines.

RS Value Funds	RS Growth Funds	RS Fixed Income Funds
RS Partners Fund*	RS Small Cap Growth Fund	RS Investment Quality Bond Fund
RS Value Fund	RS Select Growth Fund	RS Low Duration Bond Fund
RS Large Cap Alpha Fund	RS Mid Cap Growth Fund	RS High Yield Bond Fund
RS Investors Fund	RS Growth Fund	RS Tax-Exempt Fund
RS Global Natural Resources Fund	RS Technology Fund	RS High Yield Municipal Bond Fund
	RS Small Cap Equity Fund**	RS Floating Rate Fund
RS Strategic Income Fund
RS International Funds	Other RS Funds	RS Money Market Fund
RS International Growth Fund	RS S&P 500 Index Fund
RS Emerging Markets Fund*

*	Currently only offered to certain investors. Please see the prospectus for more information.
**	Closed to new investors.

CEO’S LETTER

Terry R. Otton CEO, RS Investments

Dear Fellow Shareholder,

The first half of the year brought more volatility to the global equity and credit markets, principally driven by the usual suspect: uncertainty. It seems nearly every economic news article highlights an encouraging data point only to be quickly reined in by an equally sobering reminder about the lingering effects of the debt crisis, unemployment, European sovereign debt, impending inflation, or depressed housing prices. Reading between the lines, it appears as if the recovery will continue, but at a much slower rate than any of us would like to see.

While these macroeconomic issues are very real and affect us all in one way or another, they are far less important to our day-to-day business than many realize. Over the long term, the performance we deliver to our shareholders will be more influenced by the successes and challenges of individual companies and securities that we pick than by the economic cycles.

As you will read in the pages that follow, we believe that our portfolio management teams are finding opportunities in companies that are well-positioned to improve their fundamental results either through restructuring, improving cash flow or credit market conditions, owning advantaged assets, de-leveraging, or delivering unique, in-demand products and services to the market. We are confident that these companies do exist — even in today’s uncertain environment — and that our investment teams are finding them.

We manage our own business much like we manage our investment portfolios — we make decisions with the long term squarely in mind. Whether it is investing in people, improving our investment processes, or refining our business systems, we are always seeking ways to enhance the performance of our funds and the service we offer to our clients.

We continue to take advantage of the economic downturn to improve our own competitive position. As many of our peers in the industry have retrenched, we have been able to attract tremendously talented individuals to our organization. We recently hired Leslie Bunim in June. Leslie brings over ten years of investing experience to RS Investments, adding even more depth to an already seasoned RS Growth Team. We are confident that Leslie will prove to be a great addition to the team.

As we continue to invest in our existing investment teams, we are also taking steps to broaden our investment offerings. The highly experienced investment team of Larry Coats, David Carr, and Christy Phillips plans to join RS Investments in the fall and will comprise the RS Core Growth Team. These individuals currently manage a conservative, large cap equity fund with an impressive 17-year track record. In terms of investment style, their “GARP” (Growth at a Reasonable Price) investment strategy will round out our large cap fund offerings by fitting neatly between RS Large Cap Alpha Fund (Value) and RS Growth Fund (Classic Growth). A well-diversified large cap

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CEO’S LETTER

portfolio with allocations to each of these investment styles will offer investors a variety of opportunities, risk profiles, and potential return streams.

Pending approval from their fund’s shareholders, anticipated to occur in September, we will welcome these great investors and their mutual fund to the RS Fund Family. The team will manage their portfolios according to their long-established investment approach, as do our other investment teams, helping to ensure that their research, investment strategy, and insights provide the kind of focused expertise your well-diversified portfolio demands.

If you have not recently visited the RS Investments website, I want to highlight the rich content that we provide on an ongoing basis. Virtually everything you need to know about investing with RS Investments is located on the site: quarterly commentaries, up-to-date performance; information about our Fund Family, detail about the people who manage your money, and much more.

Additionally, we recently launched a new online resource in support of our clients who own or are interested in RS Global Natural Resources Fund. This new site can be accessed from our homepage or at www.RSinvestments.com/GNR.htm.

RS Global Natural Resources Fund seeks long-term capital appreciation with the added potential benefits of inflation protection and participation in emerging market growth dynamics. The RS Hard Assets team’s value-driven, “downside aware” investment approach is predicated on deep, fundamental research. Spending just ten minutes on the site may expand your investment horizons and provide some additional insight into a potentially enriching long-term opportunity.

As you can see, there is always a lot going on at RS Investments — all of it focused on delivering results for you. I would like to thank you for placing your trust and confidence in RS Investments. I assure you, your trust is well placed as we take nothing more seriously.

Sincerely,

Terry R. Otton

CEO, RS Investments

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IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2010. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will change.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.00%. Please read the Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B share performance quoted “with sales charge” reflects the maximum contingent deferred sales charge of 3.00%. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1%. There are no sales charges for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the “Financial Highlights” section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	3

RS S&P 500 INDEX FUND

Investment Style

	Value	Blend	Growth
Large

Mid

Small

RS S&P 500 Index Fund Commentary

Highlights

•

After starting out the year on a strong note, the Standard & Poor’s 500® Composite Index (the “S&P 500® Index”)[1] experienced renewed downward volatility in the second quarter as weaker-than-expected earnings news and concerns over the European debt crisis dampened investor appetites for risk.

•

RS S&P 500 Index Fund slightly underperformed its benchmark, the S&P 500® Index[1], for the six-month period ended June 30, 2010. The difference in performance is primarily due to the fact that, unlike the Fund, the index does not incur fees and expenses.

•

In managing RS S&P 500 Index Fund, our goal is to attempt to track the investment performance of the S&P 500® Index, while remaining close to fully invested in stocks and keeping trading costs to a minimum.

Market Overview

Equity markets remained volatile in the first half of 2010, as investors tried to assess the strength of the economic recovery. Markets gained some ground in the first quarter, assisted by positive corporate earnings news and optimism over the course of the economic recovery. Later in the second quarter, however, investors began to reassess this optimism as homes sales weakened after a popular homebuyer tax credit expired, while payroll employment declined again in June once Census workers completed their contracts. Adding to economic concerns were signs of slowing economic growth in China and a deepening sovereign debt crisis in Europe. Closer to home, the oil spill in the Gulf of Mexico and the resulting moratorium on deep water drilling created uncertainty for many energy and construction-related stocks. Against this backdrop, risk-averse investors sought safety in the Treasury bond market, as most major equity market indices ended the six-month period in negative territory.

Fund Performance Overview

RS S&P 500 Index Fund (Class A shares) returned -6.75% for the six-month period ended June 30, 2010. The Fund’s benchmark, the S&P 500® Index, returned -6.65% over the same period. The S&P 500® Index is a theoretical portfolio of 500 blue chip stocks, the return of which is computed as though the stocks were purchased and the index subsequently rebalanced without any trading costs or fund expenses.

Due to the broad-based second quarter sell-off in the equity market, no sectors of the S&P 500 Index generated positive returns for the six-month period. The worst performing sectors were materials and energy.

4	www.RSinvestments.com

RS S&P 500 INDEX FUND

After averaging 14.48% in the first quarter, volatility in the S&P 500® Index increased substantially to average 25.46% in the second quarter, ending a run of five consecutive quarterly declines.

Outlook

We caution that the S&P 500® Index could remain volatile in the near-term as investors continue to digest economic news and try to assess the durability of the global economic recovery. In this environment, we will continue to manage the portfolio to track the S&P 500® Index, while aiming to be fully invested in stocks and keeping trading costs to a minimum.

There is no assurance that the Fund will track the performance of the S&P 500® Index perfectly. As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussion of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2010.

www.RSinvestments.com	5

RS S&P 500 INDEX FUND

Characteristics Total Net Assets: $72,877,105

Sector Allocation[2]

Top Ten Holdings[3]	% of Total Net Assets
Exxon Mobil Corp.	3.04%
Apple, Inc.	2.38%
Microsoft Corp.	1.83%
The Procter & Gamble Co.	1.80%
Johnson & Johnson	1.69%
International Business Machines Corp.	1.65%
General Electric Co.	1.60%
JPMorgan Chase & Co.	1.52%
Bank of America Corp.	1.50%
AT&T, Inc.	1.49%
Total	18.50%

1

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities. Sector weighting differences between the portfolio and index exist due the presence of cash and other short term assets/liabilities (including futures) in the portfolio.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

6	www.RSinvestments.com

RS S&P 500 INDEX FUND

Performance Update

Average Annual Total Returns

	Inception Date	Year-to- Date	1 Year	3 Year	5 Year	Since Inception
Class A Shares	8/7/00
without sales charge		-6.75%	14.01%	-10.11%	-1.18%	-2.17%
with maximum sales charge		-9.51%	10.66%	-11.01%	-1.78%	-2.47%
Class B Shares	8/7/00
without sales charge		-7.34%	13.22%	-10.84%	-1.96%	-2.79%
with sales charge		-10.12%	10.22%	-11.43%	-2.15%	-2.79%
Class C Shares	8/7/00
without sales charge		-7.07%	13.19%	-10.78%	-1.92%	-2.95%
with sales charge		-8.00%	12.19%	-10.78%	-1.92%	-2.95%
Class K Shares	5/15/01	-6.91%	13.71%	-10.47%	-1.60%	-1.38%
S&P 500® Index[1]		-6.65%	14.43%	-9.81%	-0.79%	-1.78%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 8/7/00 in Class A shares of RS S&P 500 Index Fund and in the S&P 500® Index. The starting point of $9,700 for Class A shares reflects the current maximum sales charge of 3.00%. Hypothetical $10,000 investments made upon the inception of Class B shares (8/7/00), Class C shares (8/7/00), and Class K shares (5/15/01) would have the following values as of June 30, 2010: $7,557 (Class B), $7,433 (Class C), and $8,808 (Class K). While Class B shares, Class C shares, and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian S&P 500 Index Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

www.RSinvestments.com	7

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The following tables show the Fund expenses in two ways:

Expenses based on actual return

This table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes

This table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Based on Actual Return		Beginning Account Value 1/1/10	Ending Account Value 6/30/10	Expenses Paid During Period* 1/1/10-6/30/10	Expense Ratio During Period 1/1/10-6/30/10
RS S&P 500 Index Fund	Class A	$1,000.00	$932.50	$1.82	0.38%
	Class B	$1,000.00	$926.60	$5.40	1.13%
	Class C	$1,000.00	$929.30	$5.41	1.13%
	Class K	$1,000.00	$930.90	$3.73	0.78%

8	www.RSinvestments.com

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

Based on Hypothetical Return (5% Return Before Expenses)		Beginning Account Value 1/1/10	Ending Account Value 6/30/10	Expenses Paid During Period* 1/1/10-6/30/10	Expense Ratio During Period 1/1/10-6/30/10
RS S&P 500 Index Fund	Class A	$1,000.00	$1,022.91	$1.91	0.38%
	Class B	$1,000.00	$1,019.19	$5.66	1.13%
	Class C	$1,000.00	$1,019.19	$5.66	1.13%
	Class K	$1,000.00	$1,020.93	$3.91	0.78%
*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average acount value over the period, multiplied by 181/365 (to reflect the one-half year period).

www.RSinvestments.com	9

Financial Information

Six-Month Period Ended June 30, 2010

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

June 30, 2010 (unaudited)	Shares	Value
Common Stocks – 96.9%
Advertising Agencies – 0.1%
Omnicom Group, Inc.	2,347	$80,502
The Interpublic Group of Companies, Inc.(1)	3,717	26,502

		107,004
Aerospace – 2.3%
FLIR Systems, Inc.(1)	1,156	33,628
General Dynamics Corp.	2,924	171,229
Goodrich Corp.	947	62,739
L-3 Communications Holdings, Inc.	878	62,198
Lockheed Martin Corp.	2,370	176,565
Northrop Grumman Corp.	2,294	124,885
Raytheon Co.	2,888	139,750
Rockwell Collins, Inc.	1,192	63,331
Textron, Inc.	2,067	35,077
The Boeing Co.	5,758	361,315
United Technologies Corp.	7,077	459,368

		1,690,085
Air Transport – 0.3%
FedEx Corp.	2,375	166,511
Southwest Airlines Co.	5,637	62,627

		229,138
Aluminum – 0.1%
Alcoa, Inc.	7,731	77,774

		77,774
Asset Management & Custodian – 0.7%
Federated Investors, Inc., Class B	693	14,352
Franklin Resources, Inc.	1,120	96,533
Invesco Ltd.	3,549	59,730
Janus Capital Group, Inc.	1,395	12,387
Legg Mason, Inc.	1,248	34,981
Northern Trust Corp.	1,827	85,321
State Street Corp.	3,801	128,550
T. Rowe Price Group, Inc.	1,964	87,182

		519,036
Auto Parts – 0.3%
Genuine Parts Co.	1,200	47,340
Johnson Controls, Inc.	5,093	136,849

		184,189
Auto Services – 0.0%
The Goodyear Tire & Rubber Co.(1)	1,834	18,230

		18,230

12	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX FUND

June 30, 2010 (unaudited)	Shares	Value
Automobiles – 0.4%
Ford Motor Co.(1)	25,840	$260,467

		260,467
Back Office Support, HR, And Consulting – 0.4%
Automatic Data Processing, Inc.	3,817	153,673
Iron Mountain, Inc.	1,383	31,062
Monster Worldwide, Inc.(1)	954	11,114
Paychex, Inc.	2,435	63,237
Robert Half International, Inc.	1,128	26,564

		285,650
Banks: Diversified – 4.5%
Bank of America Corp.(2)	76,096	1,093,500
BB&T Corp.	5,248	138,075
Comerica, Inc.	1,339	49,315
Fifth Third Bancorp	6,027	74,072
First Horizon National Corp.(1)	1,722	19,716
Huntington Bancshares, Inc.	5,433	30,099
KeyCorp	6,665	51,254
M&T Bank Corp.	625	53,094
Marshall & Ilsley Corp.	4,007	28,770
PNC Financial Services Group, Inc.	3,991	225,491
Regions Financial Corp.	9,046	59,523
SunTrust Banks, Inc.	3,786	88,214
U.S. Bancorp	14,541	324,991
Wells Fargo & Co.	39,514	1,011,558
Zions Bancorporation	1,215	26,208

		3,273,880
Banks: Savings, Thrift & Mortgage Lending – 0.1%
Hudson City Bancorp, Inc.	3,566	43,648
People’s United Financial, Inc.	2,853	38,515

		82,163
Beverage: Brewers & Distillers – 0.2%
Brown-Forman Corp., Class B	814	46,585
Constellation Brands, Inc., Class A(1)	1,450	22,649
Molson Coors Brewing Co., Class B	1,206	51,086

		120,320
Beverage: Soft Drinks – 2.4%
Coca-Cola Enterprises, Inc.	2,464	63,719
Dr. Pepper Snapple Group, Inc.	1,864	69,695
PepsiCo, Inc.	12,241	746,089
The Coca-Cola Co.	17,484	876,298

		1,755,801

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	13

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

June 30, 2010 (unaudited)	Shares	Value
Biotechnology – 1.5%
Amgen, Inc.(1)	7,274	$382,612
Baxter International, Inc.	4,528	184,018
Biogen Idec, Inc.(1)	2,028	96,228
Celgene Corp.(1)	3,485	177,108
Cephalon, Inc.(1)	571	32,404
Genzyme Corp.(1)	2,026	102,860
Life Technologies Corp.(1)	1,372	64,827
Millipore Corp.(1)	424	45,220

		1,085,277
Building Materials – 0.1%
Masco Corp.	2,715	29,213
Vulcan Materials Co.	960	42,077

		71,290
Cable Television Services – 1.1%
Comcast Corp., Class A	21,404	371,787
DIRECTV, Class A(1)	6,891	233,743
Scripps Networks Interactive, Inc., Class A	681	27,472
Time Warner Cable, Inc.	2,673	139,210

		772,212
Casinos & Gambling – 0.0%
International Game Technology	2,246	35,262

		35,262
Chemicals: Diversified – 0.9%
Airgas, Inc.	628	39,062
E.I. du Pont de Nemours & Co.	6,871	237,668
Eastman Chemical Co.	562	29,988
Ecolab, Inc.	1,779	79,895
FMC Corp.	552	31,701
Sigma-Aldrich Corp.	926	46,143
The Dow Chemical Co.	8,761	207,811

		672,268
Chemicals: Specialty – 0.4%
Air Products & Chemicals, Inc.	1,606	104,085
International Flavors & Fragrances, Inc.	599	25,409
Praxair, Inc.	2,329	176,981

		306,475
Coal – 0.2%
CONSOL Energy, Inc.	1,709	57,696
Massey Energy Co.	767	20,977
Peabody Energy Corp.	2,037	79,708

		158,381

14	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX FUND

June 30, 2010 (unaudited)	Shares	Value
Commercial Services: Rental & Leasing – 0.0%
Ryder System, Inc.	413	$16,615

		16,615
Commercial Vehicles & Parts – 0.1%
PACCAR, Inc.	2,761	110,081

		110,081
Communications Technology – 2.1%
Cisco Systems, Inc.(1)	43,321	923,171
Harris Corp.	993	41,359
JDS Uniphase Corp.(1)	1,692	16,649
Juniper Networks, Inc.(1)	3,987	90,983
QLogic Corp.(1)	857	14,243
QUALCOMM, Inc.	12,448	408,792
Tellabs, Inc.	2,928	18,710

		1,513,907
Computer Services, Software & Systems – 5.3%
Adobe Systems, Inc.(1)	3,974	105,033
Akamai Technologies, Inc.(1)	1,303	52,863
Autodesk, Inc.(1)	1,737	42,313
BMC Software, Inc.(1)	1,370	47,443
CA, Inc.	2,967	54,593
Citrix Systems, Inc.(1)	1,408	59,460
Cognizant Technology Solutions Corp., Class A(1)	2,256	112,935
Computer Sciences Corp.	1,164	52,671
Compuware Corp.(1)	1,728	13,790
Google, Inc., Class A(1)	1,832	815,148
Intuit, Inc.(1)	2,371	82,440
McAfee, Inc.(1)	1,190	36,557
Microsoft Corp.(2)	57,828	1,330,622
Novell, Inc.(1)	2,627	14,921
Oracle Corp.	29,680	636,933
Red Hat, Inc.(1)	1,427	41,297
SAIC, Inc.(1)	2,286	38,268
Salesforce.com, Inc.(1)	859	73,719
Symantec Corp.(1)	6,080	84,390
Teradata Corp.(1)	1,268	38,649
VeriSign, Inc.(1)	1,393	36,984
Yahoo! Inc.(1)	8,938	123,613

		3,894,642
Computer Technology – 6.1%
Apple, Inc.(1)(2)	6,901	1,735,809
Dell, Inc.(1)	13,066	157,576

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	15

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

June 30, 2010 (unaudited)	Shares	Value
Computer Technology (continued)
EMC Corp.(1)	15,588	$285,260
Hewlett-Packard Co.	17,703	766,186
International Business Machines Corp.(2)	9,729	1,201,337
NetApp, Inc.(1)	2,613	97,491
NVIDIA Corp.(1)	4,343	44,342
SanDisk Corp.(1)	1,734	72,949
Western Digital Corp.(1)	1,734	52,298

		4,413,248
Consumer Electronics – 0.0%
Harman International Industries, Inc.(1)	531	15,872

		15,872
Consumer Lending – 0.1%
SLM Corp.(1)	3,672	38,152

		38,152
Consumer Services: Miscellaneous – 0.3%
eBay, Inc.(1)	8,625	169,136
H & R Block, Inc.	2,501	39,241

		208,377
Containers & Packaging – 0.2%
Ball Corp.	707	37,351
Bemis Co., Inc.	825	22,275
Owens-Illinois, Inc.(1)	1,254	33,168
Pactiv Corp.(1)	993	27,655
Sealed Air Corp.	1,201	23,684

		144,133
Copper – 0.3%
Freeport-McMoran Copper & Gold, Inc., Class B	3,577	211,508

		211,508
Cosmetics – 0.2%
Avon Products, Inc.	3,244	85,966
Estee Lauder Companies, Inc., Class A	895	49,878

		135,844
Diversified Financial Services – 4.1%
Ameriprise Financial, Inc.	1,935	69,912
Bank of New York Mellon Corp.	9,178	226,605
Capital One Financial Corp.	3,451	139,075
Citigroup, Inc.(1)	171,461	644,693
JPMorgan Chase & Co.(2)	30,177	1,104,780
Leucadia National Corp.(1)	1,445	28,192
Morgan Stanley	10,594	245,887
The Goldman Sachs Group, Inc.	3,905	512,609

		2,971,753

16	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX FUND

June 30, 2010 (unaudited)	Shares	Value
Diversified Manufacturing Operations – 3.1%
3M Co.	5,410	$427,336
Danaher Corp.	3,974	147,515
Dover Corp.	1,410	58,924
Eaton Corp.	1,270	83,109
General Electric Co.(2)	80,978	1,167,703
Honeywell International, Inc.	5,799	226,335
Illinois Tool Works, Inc.	2,930	120,950
ITT Corp.	1,382	62,079

		2,293,951
Diversified Media – 0.7%
Discovery Communications, Inc., Class A(1)	2,149	76,741
News Corp., Class A	17,088	204,372
Time Warner, Inc.	8,648	250,014

		531,127
Diversified Retail – 2.5%
Amazon.com, Inc.(1)	2,594	283,420
Big Lots, Inc.(1)	609	19,543
Costco Wholesale Corp.	3,341	183,187
Family Dollar Stores, Inc.	1,025	38,632
J.C. Penney Co., Inc.	1,789	38,428
Kohl’s Corp.(1)	2,326	110,485
Macy’s, Inc.	3,189	57,083
Nordstrom, Inc.	1,254	40,366
Sears Holdings Corp.(1)	367	23,727
Target Corp.	5,588	274,762
Wal-Mart Stores, Inc.	15,736	756,430

		1,826,063
Drug & Grocery Store Chains – 1.0%
CVS Caremark Corp.	10,337	303,081
Safeway, Inc.	2,961	58,213
SUPERVALU, Inc.	1,588	17,214
The Kroger Co.	4,915	96,776
Walgreen Co.	7,428	198,328
Whole Foods Market, Inc.(1)	1,301	46,862

		720,474
Education Services – 0.1%
Apollo Group, Inc., Class A(1)	965	40,984
DeVry, Inc.	468	24,565

		65,549

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	17

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

June 30, 2010 (unaudited)	Shares	Value
Electronic Components – 0.4%
Amphenol Corp., Class A	1,316	$51,692
Corning, Inc.	11,830	191,055
Molex, Inc.	1,022	18,641

		261,388
Electronic Entertainment – 0.0%
Electronic Arts, Inc.(1)	2,478	35,683

		35,683
Energy Equipment – 0.1%
First Solar, Inc.(1)	369	42,003

		42,003
Engineering & Contracting Services – 0.2%
Fluor Corp.	1,354	57,545
Jacobs Engineering Group, Inc.(1)	949	34,582
Quanta Services, Inc.(1)	1,587	32,771

		124,898
Entertainment – 0.8%
The Walt Disney Co.	14,857	467,995
Viacom, Inc., Class B	4,605	144,459

		612,454
Environmental, Maintenance, And Security Services – 0.0%
Cintas Corp.	1,007	24,138

		24,138
Fertilizers – 0.3%
CF Industries Holdings, Inc.	534	33,882
Monsanto Co.	4,143	191,490

		225,372
Financial Data & Systems – 1.5%
American Express Co.	9,111	361,707
Discover Financial Services	4,116	57,541
Equifax, Inc.	956	26,825
Fidelity National Information Services, Inc.	2,517	67,506
Fiserv, Inc.(1)	1,148	52,418
MasterCard, Inc., Class A	732	146,056
Moody’s Corp.	1,491	29,701
The Dun & Bradstreet Corp.	376	25,237
Total System Services, Inc.	1,498	20,373
Visa, Inc., Class A	3,432	242,814
Western Union Co.	5,106	76,130

		1,106,308

18	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX FUND

June 30, 2010 (unaudited)	Shares	Value
Foods – 1.9%
Campbell Soup Co.	1,433	$51,344
ConAgra Foods, Inc.	3,366	78,495
Dean Foods Co.(1)	1,379	13,887
General Mills, Inc.	5,032	178,737
H.J. Heinz Co.	2,408	104,074
Hormel Foods Corp.	534	21,616
Kellogg Co.	1,930	97,079
Kraft Foods, Inc., Class A	13,215	370,020
McCormick & Co., Inc.	1,010	38,340
Mead Johnson Nutrition Co., Class A	1,551	77,736
Sara Lee Corp.	5,015	70,711
Sysco Corp.	4,473	127,794
The Hershey Co.	1,259	60,344
The J.M. Smucker Co.	902	54,318
Tyson Foods, Inc., Class A	2,313	37,910

		1,382,405
Forest Products – 0.1%
Weyerhaeuser Co.	1,605	56,496

		56,496
Forms And Bulk Printing Services – 0.0%
R.R. Donnelley & Sons Co.	1,560	25,537

		25,537
Fruit & Grain Processing – 0.2%
Archer-Daniels-Midland Co.	4,862	125,537

		125,537
Gas Pipeline – 0.3%
El Paso Corp.	5,344	59,372
EQT Corp.	1,090	39,392
Spectra Energy Corp.	4,914	98,624

		197,388
Gold – 0.3%
Newmont Mining Corp.	3,718	229,549

		229,549
Health Care Facilities – 0.1%
DaVita, Inc.(1)	781	48,766
Tenet Healthcare Corp.(1)	3,310	14,365

		63,131
Health Care Management Services – 0.9%
Aetna, Inc.	3,219	84,917
CIGNA Corp.	2,100	65,226

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	19

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

June 30, 2010 (unaudited)	Shares	Value
Health Care Management Services (continued)
Coventry Health Care, Inc.(1)	1,125	$19,890
Humana, Inc.(1)	1,293	59,051
UnitedHealth Group, Inc.	8,626	244,979
WellPoint, Inc.(1)	3,238	158,435

		632,498
Health Care Services – 0.8%
Cerner Corp.(1)	515	39,083
Express Scripts, Inc.(1)	4,172	196,168
McKesson Corp.	2,042	137,141
Medco Health Solutions, Inc.(1)	3,467	190,962

		563,354
Home Building – 0.1%
D.R. Horton, Inc.	2,107	20,712
Lennar Corp., Class A	1,232	17,137
Pulte Homes, Inc.(1)	2,401	19,880

		57,729
Hotel/Motel – 0.3%
Marriott International, Inc., Class A	1,947	58,293
Starwood Hotels & Resorts Worldwide, Inc.	1,438	59,577
Wyndham Worldwide Corp.	1,356	27,310
Wynn Resorts Ltd.	523	39,889

		185,069
Household Appliances – 0.1%
Whirlpool Corp.	567	49,794

		49,794
Household Equipment & Products – 0.2%
Fortune Brands, Inc.	1,151	45,096
Newell Rubbermaid, Inc.	2,106	30,832
Snap-On, Inc.	434	17,755
Stanley Black & Decker, Inc.	1,217	61,483

		155,166
Household Furnishings – 0.0%
Leggett & Platt, Inc.	1,133	22,728

		22,728
Insurance: Life – 0.7%
AFLAC, Inc.	3,557	151,777
Lincoln National Corp.	2,291	55,648
Principal Financial Group, Inc.	2,423	56,795
Prudential Financial, Inc.	3,522	188,991

20	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX FUND

June 30, 2010 (unaudited)	Shares	Value
Insurance: Life (continued)
Torchmark Corp.	629	$31,142
Unum Group	2,527	54,836

		539,189
Insurance: Multi-Line – 2.3%
American International Group, Inc.(1)	1,022	35,198
Aon Corp.	2,026	75,205
Assurant, Inc.	849	29,460
Berkshire Hathaway, Inc., Class B(1)	12,544	999,631
Genworth Financial, Inc., Class A(1)	3,707	48,451
Loews Corp.	2,667	88,838
Marsh & McLennan Companies, Inc.	4,121	92,929
MetLife, Inc.	6,208	234,414
The Hartford Financial Services Group, Inc.	3,364	74,445

		1,678,571
Insurance: Property-Casualty – 0.8%
Cincinnati Financial Corp.	1,242	32,130
The Allstate Corp.	4,070	116,931
The Chubb Corp.	2,484	124,225
The Progressive Corp.	5,090	95,285
The Travelers Companies, Inc.	3,761	185,229
XL Group PLC	2,594	41,530

		595,330
Leisure Time – 0.3%
Carnival Corp.	3,291	99,520
Expedia, Inc.	1,575	29,579
Priceline.com, Inc.(1)	360	63,554

		192,653
Luxury Items – 0.1%
Tiffany & Co.	964	36,545

		36,545
Machinery: Agricultural – 0.2%
Deere & Co.	3,213	178,900

		178,900
Machinery: Construction & Handling – 0.4%
Caterpillar, Inc.	4,761	285,993

		285,993
Machinery: Engines – 0.1%
Cummins, Inc.	1,527	99,454

		99,454

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	21

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

June 30, 2010 (unaudited)	Shares	Value
Medical & Dental Instruments & Supplies – 0.8%
Becton, Dickinson and Co.	1,789	$120,972
Boston Scientific Corp.(1)	11,513	66,775
C.R. Bard, Inc.	717	55,589
DENTSPLY International, Inc.	1,124	33,619
Patterson Companies, Inc.	700	19,971
St. Jude Medical, Inc.(1)	2,459	88,745
Stryker Corp.	2,141	107,179
Zimmer Holdings, Inc.(1)	1,540	83,237

		576,087
Medical Equipment – 0.9%
CareFusion Corp.(1)	1,339	30,395
Intuitive Surgical, Inc.(1)	295	93,108
Medtronic, Inc.	8,357	303,108
PerkinElmer, Inc.	898	18,562
Thermo Fisher Scientific, Inc.(1)	3,103	152,202
Varian Medical Systems, Inc.(1)	945	49,405

		646,780
Medical Services – 0.2%
Laboratory Corp. of America Holdings(1)	802	60,431
Quest Diagnostics, Inc.	1,131	56,290

		116,721
Metal Fabricating – 0.2%
Fastenal Co.	995	49,939
Precision Castparts Corp.	1,074	110,536

		160,475
Metals & Minerals: Diversified – 0.1%
Cliffs Natural Resources, Inc.	1,025	48,339
Titanium Metals Corp.(1)	642	11,293

		59,632
Office Supplies & Equipment – 0.2%
Avery Dennison Corp.	844	27,118
Lexmark International Group, Inc., Class A(1)	591	19,521
Pitney Bowes, Inc.	1,589	34,894
Xerox Corp.	10,458	84,082

		165,615
Offshore Drilling & Other Services – 0.0%
Diamond Offshore Drilling, Inc.	531	33,023

		33,023
Oil Well Equipment & Services – 1.6%
Baker Hughes, Inc.	3,255	135,311
Cameron International Corp.(1)	1,852	60,227

22	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX FUND

June 30, 2010 (unaudited)	Shares	Value
Oil Well Equipment & Services (continued)
FMC Technologies, Inc.(1)	924	$48,658
Halliburton Co.	6,862	168,462
Helmerich & Payne, Inc.	800	29,216
Nabors Industries Ltd.(1)	2,155	37,971
National-Oilwell Varco, Inc.	3,173	104,931
Rowan Companies, Inc.(1)	861	18,890
Schlumberger Ltd.	9,048	500,716
Smith International, Inc.	1,881	70,820

		1,175,202
Oil: Crude Producers – 2.3%
Anadarko Petroleum Corp.	3,753	135,446
Apache Corp.	2,550	214,684
Cabot Oil & Gas Corp.	784	24,555
Chesapeake Energy Corp.	4,940	103,493
Denbury Resources, Inc.(1)	3,021	44,227
Devon Energy Corp.	3,385	206,214
EOG Resources, Inc.	1,914	188,280
Noble Energy, Inc.	1,323	79,817
Occidental Petroleum Corp.	6,154	474,781
Pioneer Natural Resources Co.	875	52,019
Range Resources Corp.	1,207	48,461
Southwestern Energy Co.(1)	2,625	101,430

		1,673,407
Oil: Integrated – 5.8%
Chevron Corp.	15,228	1,033,372
ConocoPhillips	11,292	554,324
Exxon Mobil Corp.(2)	38,778	2,213,061
Hess Corp.	2,213	111,402
Marathon Oil Corp.	5,372	167,016
Murphy Oil Corp.	1,452	71,947
Williams Companies, Inc.	4,419	80,779

		4,231,901
Oil: Refining And Marketing – 0.2%
Sunoco, Inc.	921	32,023
Tesoro Corp.	1,064	12,417
Valero Energy Corp.	4,277	76,901

		121,341
Paints & Coatings – 0.2%
PPG Industries, Inc.	1,265	76,419
The Sherwin-Williams Co.	701	48,502

		124,921

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	23

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

June 30, 2010 (unaudited)	Shares	Value
Paper – 0.1%
International Paper Co.	3,312	$74,951
MeadWestvaco Corp.	1,296	28,771

		103,722
Personal Care – 2.6%
Clorox Co.	1,060	65,890
Colgate-Palmolive Co.	3,721	293,066
Kimberly-Clark Corp.	3,156	191,348
The Procter & Gamble Co.(2)	21,849	1,310,503

		1,860,807
Pharmaceuticals – 6.6%
Abbott Laboratories	11,719	548,215
Allergan, Inc.	2,333	135,921
AmerisourceBergen Corp.	2,137	67,850
Bristol-Myers Squibb Co.	13,035	325,093
Cardinal Health, Inc.	2,741	92,125
Eli Lilly & Co.	7,654	256,409
Forest Laboratories, Inc.(1)	2,290	62,815
Gilead Sciences, Inc.(1)	6,756	231,596
Hospira, Inc.(1)	1,259	72,330
Johnson & Johnson(2)	20,908	1,234,826
King Pharmaceuticals, Inc.(1)	1,874	14,224
Merck & Co., Inc.	23,654	827,180
Mylan, Inc.(1)	2,329	39,686
Pfizer, Inc.	61,179	872,412
Watson Pharmaceuticals, Inc.(1)	813	32,983

		4,813,665
Photography – 0.0%
Eastman Kodak Co.(1)	2,030	8,810

		8,810
Producer Durables: Miscellaneous – 0.1%
W.W. Grainger, Inc.	466	46,344

		46,344
Production Technology Equipment – 0.3%
Applied Materials, Inc.	10,204	122,652
KLA-Tencor Corp.	1,306	36,412
Novellus Systems, Inc.(1)	723	18,335
Teradyne, Inc.(1)	1,368	13,338

		190,737
Publishing – 0.2%
Gannett Co., Inc.	1,799	24,215
Meredith Corp.	290	9,028

24	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX FUND

June 30, 2010 (unaudited)	Shares	Value
Publishing (continued)
The McGraw-Hill Companies, Inc.	2,393	$67,339
The New York Times Co., Class A(1)	885	7,655
The Washington Post Co., Class B	46	18,882

		127,119
Radio & Tv Broadcasters – 0.1%
CBS Corp., Class B	5,155	66,654

		66,654
Railroads – 0.8%
CSX Corp.	2,958	146,806
Norfolk Southern Corp.	2,799	148,487
Union Pacific Corp.	3,828	266,084

		561,377
Real Estate – 0.0%
CB Richard Ellis Group, Inc., Class A(1)	2,047	27,860

		27,860
Real Estate Investment Trusts – 1.3%
Apartment Investment & Management Co., Class A	887	17,181
AvalonBay Communities, Inc.	617	57,609
Boston Properties, Inc.	1,054	75,192
Equity Residential	2,135	88,902
HCP, Inc.	2,230	71,918
Health Care REIT, Inc.	936	39,424
Host Hotels & Resorts, Inc.	4,990	67,265
Kimco Realty Corp.	3,078	41,368
Plum Creek Timber Co., Inc.	1,227	42,368
ProLogis	3,598	36,448
Public Storage, Inc.	1,029	90,460
Simon Property Group, Inc.	2,220	179,265
Ventas, Inc.	1,187	55,730
Vornado Realty Trust	1,194	87,102

		950,232
Recreational Vehicles & Boats – 0.1%
Harley-Davidson, Inc.	1,788	39,747

		39,747
Restaurants – 1.2%
Darden Restaurants, Inc.	1,073	41,686
McDonald’s Corp.	8,157	537,302
Starbucks Corp.	5,635	136,930
Yum! Brands, Inc.	3,553	138,709

		854,627

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	25

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

June 30, 2010 (unaudited)	Shares	Value
Scientific Instruments: Control & Filter – 0.4%
Flowserve Corp.	424	$35,955
Pall Corp.	887	30,486
Parker Hannifin Corp.	1,209	67,051
Rockwell Automation, Inc.	1,081	53,066
Roper Industries, Inc.	700	39,172
Waters Corp.(1)	709	45,873

		271,603
Scientific Instruments: Electrical – 0.3%
Emerson Electric Co.	5,705	249,251

		249,251
Scientific Instruments: Gauges & Meters – 0.1%
Agilent Technologies, Inc.(1)	2,646	75,226

		75,226
Scientific Instruments: Pollution Control – 0.3%
Republic Services, Inc.	2,455	72,987
Stericycle, Inc.(1)	633	41,512
Waste Management, Inc.	3,673	114,928

		229,427
Securities Brokerage & Services – 0.6%
CME Group, Inc.	505	142,183
E*TRADE Financial Corp.(1)	1,506	17,801
IntercontinentalExchange, Inc.(1)	567	64,088
NYSE Euronext	1,979	54,680
The Charles Schwab Corp.	7,442	105,527
The NASDAQ OMX Group, Inc.(1)	1,115	19,825

		404,104
Semiconductors & Components – 2.1%
Advanced Micro Devices, Inc.(1)	4,280	31,330
Altera Corp.	2,285	56,691
Analog Devices, Inc.	2,260	62,963
Broadcom Corp., Class A	3,265	107,647
Intel Corp.	42,211	821,004
Linear Technology Corp.	1,692	47,054
LSI Corp.(1)	4,955	22,793
MEMC Electronic Materials, Inc.(1)	1,719	16,984
Microchip Technology, Inc.	1,417	39,307
Micron Technology, Inc.(1)	6,477	54,990
National Semiconductor Corp.	1,785	24,026
Texas Instruments, Inc.	9,275	215,922
Xilinx, Inc.	2,099	53,021

		1,553,732

26	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX FUND

June 30, 2010 (unaudited)	Shares	Value
Specialty Retail – 1.8%
Abercrombie & Fitch Co., Class A	667	$20,470
AutoNation, Inc.(1)	688	13,416
AutoZone, Inc.(1)	224	43,281
Bed, Bath & Beyond, Inc.(1)	1,988	73,715
Best Buy Co., Inc.	2,622	88,781
GameStop Corp., Class A(1)	1,160	21,796
Limited Brands, Inc.	2,049	45,221
Lowe’s Companies, Inc.	10,842	221,394
O’Reilly Automotive, Inc.(1)	1,054	50,128
Office Depot, Inc.(1)	2,083	8,415
RadioShack Corp.	950	18,535
Ross Stores, Inc.	937	49,933
Staples, Inc.	5,517	105,099
The Gap, Inc.	3,405	66,261
The Home Depot, Inc.	12,749	357,865
The TJX Companies, Inc.	3,098	129,961
Urban Outfitters, Inc.(1)	982	33,771

		1,348,042
Steel – 0.2%
AK Steel Holding Corp.	834	9,941
Allegheny Technologies, Inc.	747	33,010
Nucor Corp.	2,394	91,643
United States Steel Corp.	1,086	41,865

		176,459
Technology: Miscellaneous – 0.0%
Jabil Circuit, Inc.	1,465	19,485

		19,485
Telecommunications Equipment – 0.3%
American Tower Corp., Class A(1)	3,050	135,725
Motorola, Inc.(1)	17,633	114,967

		250,692
Textiles, Apparel & Shoes – 0.5%
Coach, Inc.	2,314	84,577
NIKE, Inc., Class B	2,956	199,678
Polo Ralph Lauren Corp.	433	31,591
VF Corp.	672	47,833

		363,679
Tobacco – 1.5%
Altria Group, Inc.	15,792	316,472
Lorillard, Inc.	1,151	82,849

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	27

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

June 30, 2010 (unaudited)	Shares	Value
Tobacco (continued)
Philip Morris International, Inc.	14,059	$644,464
Reynolds American, Inc.	1,277	66,557

		1,110,342
Toys – 0.1%
Hasbro, Inc.	992	40,771
Mattel, Inc.	2,755	58,296

		99,067
Transportation Miscellaneous – 0.7%
Expeditors International of Washington, Inc.	1,600	55,216
United Parcel Service, Inc., Class B	7,527	428,211

		483,427
Truckers – 0.1%
C.H. Robinson Worldwide, Inc.	1,262	70,243

		70,243
Utilities: Electrical – 3.2%
Allegheny Energy, Inc.	1,284	26,553
Ameren Corp.	1,815	43,142
American Electric Power, Inc.	3,629	117,217
CMS Energy Corp.	1,756	25,725
Consolidated Edison, Inc.	2,141	92,277
Constellation Energy Group	1,521	49,052
Dominion Resources, Inc.	4,547	176,151
DTE Energy Co.	1,282	58,472
Duke Energy Corp.	9,946	159,136
Edison International	2,482	78,729
Entergy Corp.	1,429	102,345
Exelon Corp.	5,012	190,306
FirstEnergy Corp.	2,313	81,487
NextEra Energy, Inc.	3,142	153,204
Northeast Utilities	1,342	34,194
NRG Energy, Inc.(1)	1,945	41,253
Pepco Holdings, Inc.	1,690	26,499
PG&E Corp.	2,806	115,327
Pinnacle West Capital Corp.	819	29,779
PPL Corp.	2,865	71,482
Progress Energy, Inc.	2,167	84,990
Public Service Enterprise Group, Inc.	3,805	119,211
SCANA Corp.	849	30,360
Southern Co.	6,242	207,734
TECO Energy, Inc.	1,625	24,489

28	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX FUND

June 30, 2010 (unaudited)	Shares	Value
Utilities: Electrical (continued)
The AES Corp.(1)	5,076	$46,902
Wisconsin Energy Corp.	881	44,702
Xcel Energy, Inc.	3,488	71,888

		2,302,606
Utilities: Gas Distributors – 0.4%
CenterPoint Energy, Inc.	3,154	41,507
Nicor, Inc.	347	14,053
NiSource, Inc.	2,118	30,711
ONEOK, Inc.	800	34,600
Questar Corp.	1,326	60,320
Sempra Energy	1,885	88,199

		269,390
Utilities: Miscellaneous – 0.0%
Integrys Energy Group, Inc.	579	25,325

		25,325
Utilities: Telecommunications – 2.7%
AT&T, Inc.(2)	44,791	1,083,494
CenturyLink, Inc.	2,286	76,147
Frontier Communications Corp.	2,358	16,765
MetroPCS Communications, Inc.(1)	1,980	16,216
Qwest Communications International, Inc.	11,322	59,441
Sprint Nextel Corp.(1)	22,602	95,833
Verizon Communications, Inc.	21,477	601,786
Windstream Corp.	3,658	38,628

		1,988,310
Total Common Stocks (Cost $81,918,516)		70,628,674

	Principal Amount	Value
U.S. Government Securities – 0.6%
U.S. Treasury Notes – 0.6%
U.S. Treasury Notes
1.00% due 7/31/2011 - 9/30/2011	$430,000	432,847
3.125% due 5/15/2019	10,000	10,209

		443,056
Total U.S. Government Securities (Cost $440,371)		443,056

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	29

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Repurchase Agreements – 2.4%

State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 6/30/2010, maturity value of $1,726,000, due 7/1/2010(3)	$1,726,000	$1,726,000
Total Repurchase Agreements (Cost $1,726,000)		1,726,000
Total Investments - 99.9% (Cost $84,084,887)		72,797,730
Other Assets, Net - 0.1%		79,375
Total Net Assets - 100.0%		$72,877,105

(1)	Non-income producing security.
(2)	Security is segregated as collateral to cover margin requirements on open futures contracts.
(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

FNMA	4.10%	12/17/2018	$1,761,025

The table below presents futures contracts as of June 30, 2010.

Description	Number of Contracts	Expiration	Face Value (000s)	Unrealized Depreciation
Purchased Futures Contracts

S&P 500 E Mini Index	40	9/17/2010	$2,053	$(49,324)

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$70,628,674	$—	$—	$70,628,674

U.S Government Securities	—	443,056	—	443,056

Repurchase Agreements	—	1,726,000	—	1,726,000

Other Financial Instruments

Financial Futures Contracts	(49,324)	—	—	(49,324)

Total	$70,579,350	$2,169,056	$—	$72,748,406

30	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Statement of Assets and Liabilities As of June 30, 2010 (unaudited)	RS S&P 500 Index
Assets
Investments, at value	$72,797,730
Cash and cash equivalents	411
Dividends/interest receivable	98,078
Receivable for fund shares subscribed	86,160
Due from distributor	4,134

Total Assets	72,986,513

Liabilities
Payable for fund shares redeemed	24,978
Payable for variation margin	17,400
Payable to adviser	15,830
Accrued trustees’ fees	821
Accrued expenses/other liabilities	50,379

Total Liabilities	109,408

Total Net Assets	$72,877,105

Net Assets Consist of:
Paid-in capital	$177,127,522
Accumulated undistributed net investment income	586,033
Accumulated net realized loss from investments and futures contracts	(93,499,969)
Net unrealized depreciation on investments and futures contracts	(11,336,481)

Total Net Assets	$72,877,105

Investments, at Cost	$84,084,887

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	31

FINANCIAL INFORMATION

Statement of Assets and Liabilities (continued) As of June 30, 2010 (unaudited)	RS S&P 500 Index
Pricing of Shares
Net Assets:
Class A	$50,838,491
Class B	1,823,586
Class C	6,849,197
Class K	13,365,831

Shares of Beneficial Interest Outstanding with no Par Value:
Class A	7,221,758
Class B	253,199
Class C	982,328
Class K	1,910,538

Net Asset Value Per Share:
Class A	$7.04
Class B	7.20
Class C	6.97
Class K	7.00

Sales Charge Class A (Load)	3.00%
Maximum Offering Price Per Class A Share	$7.26

32	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Statement of Operations For the Six-Month Period Ended June 30, 2010 (unaudited)	RS S&P 500 Index
Investment Income
Dividends	$842,318
Interest	2,711
Withholding taxes on foreign dividends	(81)

Total Investment Income	844,948

Expenses
Distribution fees	201,625
Investment advisory fees	111,704
Transfer agent fees	89,455
Custodian fees	34,620
Professional fees	18,880
Shareholder reports	17,277
Administrative service fees	6,535
Trustees’ fees	2,147
Other expenses	27,230

Total Expenses	509,473

Less: Fee/Expense waiver by distributor	(249,755)
Less: Custody credits	(5)

Total Expenses, Net	259,713

Net Investment Income	585,235

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Futures Contracts
Net realized gain from investments	291,866
Net realized loss from futures contracts	(131,577)
Net change in unrealized appreciation/depreciation on investments	(5,323,237)
Net change in unrealized appreciation/depreciation on futures contracts	(100,703)

Net Loss on Investments and Futures Contracts	(5,263,651)

Net Decrease in Net Assets Resulting from Operations	$(4,678,416)

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	33

FINANCIAL INFORMATION

Statement of Changes in Net Assets Six-month-ended numbers are unaudited	RS S&P 500 Index

	For the Six Months Ended 6/30/10	For the Year Ended 12/31/09

Operations
Net investment income	$585,235	$1,287,404
Net realized gain/(loss) from investments and futures contracts	160,289	(847,898)
Net change in unrealized appreciation/depreciation on investments and futures contracts	(5,423,940)	18,375,430

Net Increase/(Decrease) in Net Assets Resulting from Operations	(4,678,416)	18,814,936

Distributions to Shareholders
Net investment income
Class A	—	(811,021)
Class B	—	(12,886)
Class C	—	(143,694)
Class K	—	(307,632)

Total Distributions	—	(1,275,233)

Capital Share Transactions
Proceeds from sales of shares	7,344,718	22,020,164
Reinvestment of distributions	—	1,208,146
Cost of shares redeemed	(23,970,398)	(16,411,227)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(16,625,680)	6,817,083

Net Increase/(Decrease) in Net Assets	(21,304,096)	24,356,786

Net Assets
Beginning of period	94,181,201	69,824,415

End of period	$72,877,105	$94,181,201

Accumulated Undistributed Net Investment Income Included in Net Assets	$586,033	$798

Other Information:
Shares
Sold	957,634	3,331,044
Reinvested	—	162,994
Redeemed	(3,076,414)	(2,506,108)

Net Increase/(Decrease)	(2,118,780)	987,930

34	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

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www.RSinvestments.com	35

FINANCIAL INFORMATION

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS S&P 500 Index Fund
Class A
Six Months Ended 6/30/10[1]	$7.55		$0.06	$(0.57)	$(0.51)	$—	$—
Year Ended 12/31/09	6.07		0.13	1.46	1.59	(0.11)	—
Year Ended 12/31/08	10.03		0.24	(3.98)	(3.74)	(0.22)	—
Year Ended 12/31/07	9.72		0.16	0.31	0.47	(0.16)	—
Year Ended 12/31/06	8.55		0.14	1.16	1.30	(0.13)	—
Year Ended 12/31/05	8.30		0.11	0.25	0.36	(0.11)	—

Class B
Six Months Ended 6/30/10[1]	$7.77		$0.06	$(0.63)	$(0.57)	$—	$—
Year Ended 12/31/09	6.24		0.11	1.47	1.58	(0.05)	—
Year Ended 12/31/08	10.01		0.20	(3.97)	(3.77)	(0.00)[4]	—
Year Ended 12/31/07	9.70		0.07	0.32	0.39	(0.08)	—
Year Ended 12/31/06	8.54		0.06	1.16	1.22	(0.06)	—
Year Ended 12/31/05	8.28		0.05	0.26	0.31	(0.05)	—

Class C
Six Months Ended 6/30/10[1]	$7.50		$(0.02)	$(0.51)	$(0.53)	$—	$—
Year Ended 12/31/09	6.06		0.09	1.44	1.53	(0.09)	—
Year Ended 12/31/08	9.99		0.09	(3.85)	(3.76)	(0.17)	—
Year Ended 12/31/07	9.68		0.07	0.32	0.39	(0.08)	—
Year Ended 12/31/06	8.53		0.06	1.16	1.22	(0.07)	—
Year Ended 12/31/05	8.27		0.05	0.26	0.31	(0.05)	—

Class K
Six Months Ended 6/30/10[1]	$7.52	$	—[4]	$(0.52)	$(0.52)	$—	$—
Year Ended 12/31/09	6.06		0.11	1.45	1.56	(0.10)	—
Year Ended 12/31/08	10.02		0.12	(3.88)	(3.76)	(0.20)	—
Year Ended 12/31/07	9.70		0.11	0.32	0.43	(0.11)	—
Year Ended 12/31/06	8.55		0.09	1.17	1.26	(0.11)	—
Year Ended 12/31/05	8.29		0.07	0.26	0.33	(0.07)	—

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods of less than one year have been annualized except for total return and portfolio turnover.

[2]	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

36	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$—	$7.04	(6.75)%	$50,838	0.38%	0.93%	1.54%	0.99%	3%
(0.11)	7.55	26.30%	56,619	0.38%	1.00%	1.90%	1.28%	9%
(0.22)	6.07	(37.25)%	48,363	0.49%	0.74%	1.79%	1.54%	5%
(0.16)	10.03	4.86%	129,211	0.53%	0.72%	1.45%	1.26%	3%
(0.13)	9.72	15.27%	142,260	0.53%	0.71%	1.44%	1.26%	4%
(0.11)	8.55	4.40%	149,719	0.53%	0.71%	1.36%	1.18%	4%

$—	$7.20	(7.34)%	$1,824	1.13%	1.87%	0.79%	0.05%	3%
(0.05)	7.77	25.32%	2,160	1.13%	1.89%	1.16%	0.40%	9%
(0.00)[4]	6.24	(37.62)%	1,925	1.27%	1.61%	0.85%	0.51%	5%
(0.08)	10.01	4.00%	11,976	1.28%	1.53%	0.70%	0.45%	3%
(0.06)	9.70	14.33%	12,664	1.28%	1.72%	0.69%	0.25%	4%
(0.05)	8.54	3.75%	12,913	1.28%	1.71%	0.60%	0.17%	4%

$—	$6.97	(7.07)%	$6,849	1.13%	1.62%	0.71%	0.22%	3%
(0.09)	7.50	25.21%	12,659	1.13%	1.66%	1.11%	0.58%	9%
(0.17)	6.06	(37.63)%	6,730	1.24%	1.56%	1.07%	0.75%	5%
(0.08)	9.99	4.02%	10,618	1.28%	1.55%	0.71%	0.44%	3%
(0.07)	9.68	14.31%	10,472	1.28%	1.75%	0.70%	0.23%	4%
(0.05)	8.53	3.76%	9,370	1.28%	1.76%	0.61%	0.13%	4%

$—	$7.00	(6.91)%	$13,366	0.78%	1.38%	1.06%	0.46%	3%
(0.10)	7.52	25.78%	22,743	0.78%	1.40%	1.46%	0.84%	9%
(0.20)	6.06	(37.48)%	12,806	0.89%	1.14%	1.41%	1.16%	5%
(0.11)	10.02	4.40%	19,453	0.93%	1.30%	1.06%	0.69%	3%
(0.11)	9.70	14.76%	17,304	0.93%	1.15%	1.05%	0.83%	4%
(0.07)	8.55	4.05%	13,074	0.93%	1.12%	0.96%	0.77%	4%

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.

[4]	Rounds to $0.00 per share.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	37

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Notes to Financial Statements

June 30, 2010 (unaudited)

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RS S&P 500 Index Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund offers Class A, B, C and K shares. The classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges except for certain differences, including class-specific expenses and voting rights with respect to matters affecting fewer than all classes or in which the interests of one class differ from the interests of any other class.

The Fund has an unlimited number of authorized shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund, as applicable.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 5b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Future contracts shall be valued at the settlement prices established each day by the boards of trade or exchanges on which they are traded.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and financial instruments (e.g. futures).

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

For the six months ended June 30, 2010, there were no significant transfers between level 1 and level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2010, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of

40	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Operations. For the six months ended June 30, 2010, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state authorities for tax years before 2005.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the notional value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

e. Derivative Instruments and Hedging Activities The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure at June 30, 2010.

Derivative Instrument Type	Statement of Assets and Liabilities Location	Value
Financial Futures Contracts	Net unrealized depreciation on investments and futures contracts*	$(49,324)
*	The cumulative depreciation of financial futures contracts is reported in the notes to the Schedule of Investments. Only the daily change in variation margin as of the reporting date is presented in the Statement of Assets and Liabilities. See Note 1d for additional information on futures contracts.

The following is a summary of the effect of the Fund’s derivative instruments on the Statement of Operations for the six months ended June 30, 2010.

Derivative Instrument Type	Location of Gain/(Loss) on Derivatives Recognized in Income	Amount
Financial Futures Contracts	Net realized loss from futures contracts	$(131,577)
	Net change in unrealized appreciation/depreciation on futures contracts	$(100,703)

The Fund held an average face value of $2,705,000 S&P 500 E Mini Futures Contracts for the six months ended June 30, 2010.

The Fund may, but will not necessarily, enter into derivative transactions, such as financial futures contracts, as a substitute for the purchase or sale of securities or when there is significant cash received from fund shares sold.

f. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

g. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

h. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

i. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Distributions to shareholders are recorded on the ex-dividend date.

j. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

k. Temporary Borrowings The Fund, with other funds managed by the same adviser, shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the six months ended June 30, 2010, the Fund did not borrow from the facility.

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.25%.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of the Board of Trustees of the Trust and review by RS Investments.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.2375% of the average daily net assets of the Fund. Payment of the sub-investment advisory fee does not represent a separate or additional expense to the Fund.

Pursuant to a written agreement in effect through April 30, 2011, expense limitations have been imposed whereby RS Investments agreed to limit the Fund’s total annual fund operating expenses to the following rates:

Expense Limitation
Class A	Class B	Class C	Class K
0.38%	1.13%	1.13%	0.78%

To satisfy the expense limitations, certain affiliates of RS Investments, including GIS, may waive expenses that would otherwise be charged to the Fund or may reimburse expenses incurred by the Fund.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

c. Distribution Fees GIS serves as the principal underwriter for shares of the Fund. The Fund has entered into an agreement with GIS for distribution services with respect to its shares and has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund.

	Annual Rate	Distribution Fees
Class A	0.25%	$70,063
Class B	1.00%	10,102
Class C	1.00%	56,452
Class K	0.65%	65,008

RS Investments may perform certain services and incur certain expenses with respect to the promotion of the Fund’s shares and the servicing of shareholder accounts. GIS makes payments from the amounts it receives from the Fund pursuant to the distribution plan for any amounts payable with respect to expenses incurred by RS Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Fund or the servicing of shareholder accounts. In addition to payments under the distribution plan, the Fund reimburses GIS for payments GIS makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

approved by the Board of Trustees and is reviewed by the Board of Trustees periodically. Such amounts are included in the Statement of Operations under the caption “Transfer agent fees”.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) and an affiliate of GIS, distributes the Fund’s shares as a retail broker-dealer. For the six months ended June 30, 2010, PAS informed the Trust it received $1,157,102 directly or indirectly from GIS as continuing compensation for its services on behalf of all series in the Trust.

For the six months ended June 30, 2010, aggregate front-end sales charges for the sale of Class A shares paid to GIS were $1,948.

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. For the six months ended June 30, 2010, GIS received CDSL charges of $571.

Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the year ended December 31, 2009, which is the most recently completed tax year, was as follows:

Ordinary Income
$1,275,233

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2009, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Accumulated Net Investment Loss	Accumulated Net Realized Loss
$1,882	$(998)	$(884)

The tax basis of distributable earnings as of December 31, 2009 was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
$798	$—

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2009, the Fund did not utilize capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2009 were as follows:

Expiring
2010	2011	2014	2016	2017	Total
$81,678,566	$155,054	$103,184	$1,325,598	$9,579,258	$92,841,660

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2009, the Fund elected to defer net capital and currency losses of $53,311.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2010, was $84,729,250. The gross unrealized appreciation and depreciation on investments, on a tax basis, at June 30, 2010, aggregated $11,261,822 and $(23,193,342), respectively, resulting in net unrealized depreciation of $(11,931,520).

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Note 4 Capital Shares

a. Transactions The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the Fund were as follows:

Transactions in Capital Shares

RS S&P 500 Index Fund

	For the Six Months Ended 6/30/10		For the Year Ended 12/31/09
	Shares	Amount	Shares	Amount
Class A
Shares sold	439,257	$3,359,840	1,225,483	$8,071,035
Shares reinvested	—	—	103,304	767,387
Shares redeemed	(714,313)	(5,477,607)	(1,797,278)	(11,701,515)

Net decrease	(275,056)	$(2,117,767)	(468,491)	$(2,863,093)

Class B
Shares sold	9,433	$78,053	27,700	$194,770
Shares reinvested	—	—	1,636	12,485
Shares redeemed	(34,219)	(270,922)	(60,006)	(400,385)

Net decrease	(24,786)	$(192,869)	(30,670)	$(193,130)

Class C
Shares sold	158,248	$1,220,864	633,227	$4,155,663
Shares reinvested	—	—	16,369	120,642
Shares redeemed	(863,237)	(6,790,033)	(73,704)	(459,137)

Net increase/(decrease)	(704,989)	$(5,569,169)	575,892	$3,817,168

Class K
Shares sold	350,696	$2,685,961	1,444,634	$9,598,696
Shares reinvested	—	—	41,685	307,632
Shares redeemed	(1,464,645)	(11,431,836)	(575,120)	(3,850,190)

Net increase/(decrease)	(1,113,949)	$(8,745,875)	911,199	$6,056,138

b. Shareholder Concentration As of June 30, 2010, the number of shareholders and/or omnibus shareholder accounts (which are comprised of individual shareholders) who owned of record 5% or more of the net assets of the Fund is summarized in the following table:

Number of Shareholders	Percentage of Net Assets
1	9.62%

Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $2,202,269 and $16,222,288, respectively, for the six months ended June 30, 2010.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

b. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 6 Review for Subsequent Events

The Trust evaluated the possibility of subsequent events existing in the Fund’s financial statements through August 20, 2010, the date the financial statements were available to be issued. The Trust determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

Note 7 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Supplemental Information (unaudited)

Approval of the Investment Advisory Agreements for RS Investment Trust

The Board of Trustees of the RS Investment Trust, including all the disinterested Trustees, met in person on August 11 - 12, 2009, to consider the continuation of the Advisory Agreements for the one-year period commencing August 31, 2009. During the previous several weeks, the Trustees met with the independent Trustees’ counsel and independent consultants in preparation for this meeting. In an executive session immediately prior to the meeting, the disinterested Trustees (i) had confirmed their receipt of all the information they had requested from RS Investments, (ii) had reviewed again the memorandum prepared by counsel regarding the fiduciary duties of the disinterested Trustees, and (iii) had reviewed the conclusions they had reached relating to annual renewal matters. The independent Trustees’ counsel stated that at this time the disinterested Trustees had no further requests for information from RS Investments. The Chair of the Board of Trustees, who is an independent Trustee, thanked RS Investments for providing complete responses to all of the Trustees’ questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The independent Trustees’ counsel summarized for the Trustees the steps the Trustees had taken in connection with consideration of the annual continuation of the Funds’ investment advisory arrangements, including the materials they had reviewed. He noted that the review had encompassed the Advisory Agreements for all of the Funds, and the distribution agreements and Rule 12b-1 plans for all of the Funds. In the discussion, the Chair stated that the Trustees had found the assistance of independent consultants helpful in their review of the written materials relating to Fund performance and expenses.

The independent Trustees’ counsel noted that the Trustees had been assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The independent Trustees’ counsel noted that the Chief Compliance Officer had concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The independent Trustees’ counsel reported that the Trustees had considered the nature, extent, and quality of the services provided by RS Investments. He said that, in this regard, the Trustees had taken into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. He said that the Trustees had considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

The independent Trustees’ counsel noted that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. The independent Trustees’ counsel stated that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The independent Trustees’ counsel noted in this regard that the Trustees had reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. He said that the Trustees had been aided by an analysis prepared by an independent consultant retained by the independent Trustees to compare the Funds’ advisory fees, expenses and performance to the Funds’ peers. He noted that, in his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The independent Trustees’ counsel said that the Trustees had reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. He said that the Trustees had considered the total expense ratios of the Funds and noted that the Funds’ renegotiated custodial arrangements had resulted in savings for several of the Funds in the prior year. The independent Trustees’ counsel said that the outside consultant’s report noted that, for a number of the Funds that had been identified as having high expense issues because of limited assets, RS Investments was considering proposing that those Funds be reorganized into another Fund or liquidated.

The independent Trustees’ counsel said that the Trustees had considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including for institutional separate accounts and for mutual funds for which RS Investments serves as sub-adviser. He said that the Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. He said that the Chief Compliance Officer had noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The independent Trustees’ counsel noted that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The independent Trustees’ counsel also noted that RS Investments had explained that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The independent Trustees’ counsel said that the Trustees had reviewed performance information for each Fund for various periods. He said that their review had included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. He said that the Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except for those Funds for which action has been taken or is proposed, such as changes to portfolio management, reorganization, or liquidation (such as the RS Large Cap Value VIP Series), or where the discipline associated with the strategy explains a Fund’s underperformance (such as the RS Global Natural Resources Fund’s lower commodity exposure compared to peer funds, and the high-quality strategy of the RS Money Market Fund).

The independent Trustees’ counsel noted that the Trustees had reviewed the detailed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. He said that the Trustees had considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The independent Trustees’ counsel said that the Trustees had also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2008, and for the five months ended May 31, 2009. He said that the Trustees had considered the statements of the Chief Compliance Officer, in his report, to the effect that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the VIP Funds had been less profitable generally than the retail Funds. The independent Trustees’ counsel said that the Trustees had also noted the statement in the Chief Compliance Officer’s report that the profitability from the Funds to RS Investments had declined in 2008 and that the trend had continued so far in 2009, but that RS Investments has stated that it remains committed to providing high-quality services to the Funds. He said that the Trustees had also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. He said that the Trustees had also taken into account that the Chief Compliance Officer had noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. As to the profitability of the Funds’ sub-advisers, he said that the Trustees had considered information provided by RS Investments that had been requested and collected from those sub-advisers, which shows that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower.

The independent Trustees’ counsel noted that the Trustees had discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and

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SUPPLEMENTAL INFORMATION (UNAUDITED)

whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed various information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that the following factors raised by RS Investments and the Chief Compliance Officer had been taken into account: (1) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (2) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; and (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings. The independent Trustees’ counsel said that the Trustees had taken into account specifically the substantial decline in asset levels of the Funds and the concomitant reduction in revenues and profitability to RS Investments in recent periods, and had determined that, although it may be appropriate to consider breakpoints in the future for certain RS Funds, such a step would not be appropriate at this time.

The independent Trustees’ counsel reported that the Trustees had considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. He said that the Trustees had considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. He said that, on the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees had concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The independent Trustees’ counsel said that the Trustees had reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. He said that, on the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the services provided by them to the Funds was generally acceptable.

The independent Trustees’ counsel said that the Trustees had considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees’ requests. He said that the Trustees had considered generally the continuing favorable interaction of the legacy investment teams at RS Investments and GIS, improvements in control functions between the two firms over the past year, and RS Investments’ increased role in providing administrative services to the Funds and were generally satisfied with the services currently being provided by the two firms.

The independent Trustees’ counsel then said that the Trustees had considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

RS Investments continues to integrate the respective RS Investments and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. RS is continuing its integration work in this regard.

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams. RS Investments acted decisively and effectively to avoid potentially serious problems and disruptions when a key portfolio manager and his team departed in New York.

RS Investments has recommended, discussed, and sought approval from the Boards of Trustees as needed to implement various significant changes affecting the Funds, including liquidations, reorganizations, and expense limitations, both in response to its internal review of various Funds or to concerns expressed by the Boards. In most cases, RS Investments has anticipated issues and addressed them actively with the Boards.

RS Investments has provided all necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

Overall, the independent Trustees noted evidence presented by RS Investments and statements from the Chief Compliance Officer that RS Investments provides (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2009.

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ Web site at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-766-3863.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

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388 Market Street San Francisco CA 94111

www.RSinvestments.com | 800-766-3863

Six-time winner of Dalbar Service Award EB 015642 (06/10)

2010 Semiannual Report

All data as of June 30, 2010

RS Fixed Income Funds

Class A, B, C, K, and Y Shares

•	RS Investment Quality Bond Fund

•	RS Low Duration Bond Fund

•	RS High Yield Bond Fund

•	RS Tax-Exempt Fund

•	RS High Yield Municipal Bond Fund

•	RS Floating Rate Fund

•	RS Strategic Income Fund

•	RS Money Market Fund

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

RS Investments

Value | Growth | International | Fixed Income

RS Funds provide clients with access to four deep and experienced investment teams – each pursuing investment opportunities consistent with its particular style. The dedicated research team approach assures that our clients benefit from process consistency, investment excellence, and choice across disciplines.

RS Value Funds	RS Growth Funds	RS Fixed Income Funds
RS Partners Fund*	RS Small Cap Growth Fund	RS Investment Quality Bond Fund
RS Value Fund	RS Select Growth Fund	RS Low Duration Bond Fund
RS Large Cap Alpha Fund	RS Mid Cap Growth Fund	RS High Yield Bond Fund
RS Investors Fund	RS Growth Fund	RS Tax-Exempt Fund
RS Global Natural Resources Fund	RS Technology Fund	RS High Yield Municipal Bond Fund
	RS Small Cap Equity Fund**	RS Floating Rate Fund
RS Strategic Income Fund
RS International Funds	Other RS Funds	RS Money Market Fund
RS International Growth Fund	RS S&P 500 Index Fund
RS Emerging Markets Fund*

*	Currently only offered to certain investors. Please see prospectus for more information.
**	Closed to new investors.

CEO’S LETTER

Terry R. Otton CEO, RS Investments

Dear Fellow Shareholder,

The first half of the year brought more volatility to the global equity and credit markets, principally driven by the usual suspect: uncertainty. It seems nearly every economic news article highlights an encouraging data point only to be quickly reined in by an equally sobering reminder about the lingering effects of the debt crisis, unemployment, European sovereign debt, impending inflation, or depressed housing prices. Reading between the lines, it appears as if the recovery will continue, but at a much slower rate than any of us would like to see.

While these macroeconomic issues are very real and affect us all in one way or another, they are far less important to our day-to-day business than many realize. Over the long term, the performance we deliver to our shareholders will be more influenced by the successes and challenges of the individual companies and securities that we pick than by the economic cycles.

As you will read in the pages that follow, we believe that our portfolio management teams are finding opportunities in companies that are well-positioned to improve their fundamental results either through restructuring, improving cash flow or credit market conditions, owning advantaged assets, de-leveraging, or delivering unique, in-demand products and services to the market. We are confident that these companies do exist — even in today’s uncertain environment — and that our investment teams are finding them.

We manage our own business much like we manage our investment portfolios — we make decisions with the long term squarely in mind. Whether it is investing in people, improving our investment processes, or refining our business systems, we are always seeking ways to enhance the performance of our funds and the service we offer to our clients.

We continue to take advantage of the economic downturn to improve our own competitive position. As many of our peers in the industry have retrenched, we have been able to attract tremendously talented individuals to our organization. We recently hired Leslie Bunim in June. Leslie brings over ten years of investing experience to RS Investments, adding even more depth to an already seasoned RS Growth Team. We are confident that Leslie will prove to be a great addition to the team.

As we continue to invest in our existing investment teams, we are also taking steps to broaden our investment offerings. The highly experienced investment team of Larry Coats, David Carr, and Christy Phillips plans to join RS Investments in the fall and will comprise the RS Core Growth Team. These individuals currently manage a conservative, large cap equity fund with an impressive 17-year track record. In terms of investment style, their “GARP” (Growth at a Reasonable Price) investment strategy will round out our large cap fund offerings by fitting neatly between RS Large Cap Alpha Fund (Value) and RS Growth Fund (Classic

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CEO’S LETTER

Growth). A well-diversified large cap portfolio with allocations to each of these investment styles will offer investors a variety of opportunities, risk profiles, and potential return streams.

Pending approval from their fund’s shareholders, anticipated to occur in September, we will welcome these great investors and their mutual fund to the RS Fund Family. The team will manage their portfolios according to their long-established investment approach, as do our other investment teams, helping to ensure that their research, investment strategy, and insights provide the kind of focused expertise your well-diversified portfolio demands.

If you have not recently visited the RS Investments website, I want to highlight the rich content that we provide on an ongoing basis. Virtually everything you need to know about investing with RS Investments is located on the site: quarterly commentaries, up-to-date performance; information about our Fund Family, detail about the people who manage your money, and much more.

Additionally, we recently launched a new online resource in support of our clients who own or are interested in RS Global Natural Resources Fund. This new site can be accessed from our homepage or at www.RSinvestments.com/GNR.htm.

RS Global Natural Resources Fund seeks long-term capital appreciation with the added potential benefits of inflation protection and participation in emerging market growth dynamics. The RS Hard Assets team’s value-driven, “downside aware” investment approach is predicated on deep, fundamental research. Spending just ten minutes on the site may expand your investment horizons and provide some additional insight into a potentially enriching long-term opportunity.

As you can see, there is always a lot going on at RS Investments — all of it focused on delivering results for you. I would like to thank you for placing your trust and confidence in RS Investments. I assure you, your trust is well placed as we take nothing more seriously.

Sincerely,

Terry R. Otton

CEO, RS Investments

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IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2010. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will change.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75% (2.25% for RS Low Duration Bond Fund). Please read the Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B share performance quoted “with sales charge” reflects the maximum contingent deferred sales charge of 3.00%. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1%. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

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RS INVESTMENT QUALITY BOND FUND

Investment Style

	Short	Int	Long
High

Medium

Low

RS Investment Quality Bond Fund Commentary

Highlights

•	The fixed income market continued to benefit from improved economic prospects early in 2010, as investors sought higher yields beyond the Treasury market.

•

RS Investment Quality Bond Fund delivered a solid positive return for the period, outperforming its benchmark index, the Barclays Capital U.S. Aggregate Bond Index[1], and its Lipper peer group[2] in the first half of 2010.

•

The Fund’s decision to overweight corporate bonds benefited relative performance in the early months of the year, as spreads tightened, but proved detrimental later in the second quarter as worried investors returned to the safety of the Treasury market.

Market Overview

Bond markets fared well in the early part of the year, as investor confidence in the economic recovery and improved market liquidity contributed to outperformance by the non-Treasury segments of the bond market. In particular, investors sought higher yields among more credit sensitive names, contributing to tightening spreads in the investment grade market. The relative calm of the first quarter was dashed in the second as a sovereign debt crisis in Europe triggered fears of another global banking crisis. As investors sought safety in the U.S. Treasury market, non-Treasury segments of the fixed income market declined with notable weakness in the corporate bond market.

Throughout the period, the Federal Reserve Board (the Fed) left the federal funds target rate unchanged in the 0.00% to 0.25% range, as policymakers acknowledged continued slack in the employment market and a lack of inflationary pressures. In the Treasury market, investors’ flight to quality drove yields sharply lower by the end of the second quarter. The 2-year Treasury bill yield fell from 1.14% at the end of 2009 to a new low of 0.60% by the end of the second quarter. The yield on the 10-year Treasury bond declined from 3.84% to 2.93%, its lowest level in over a year.

Fund Performance Overview

RS Investment Quality Bond Fund (Class A shares) returned 5.58% for the six-month period ended June 30, 2010, outperforming the benchmark Barclays Capital U.S. Aggregate Bond Index, which returned 5.33% for the period. The Fund also outperformed the Lipper Intermediate Investment Grade Debt Funds peer group, which had an average return of 5.35%. (The peer group consists of 588 mutual funds that invest primarily in investment grade debt with average maturities of 5 to 10 years.)

Throughout the period, the Fund continued to favor corporate credits over Treasury securities, which accounted for less than 5% of the portfolio as of June 30, 2010, compared with a benchmark weighting of more than 30%. By contrast, the Fund held overweight exposure to more credit sensitive areas of the fixed income market, including

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RS INVESTMENT QUALITY BOND FUND

corporate bonds and spread products such as commercial and residential mortgage-backed securities (MBS). This strategy benefited both absolute and relative performance in the first quarter, helping the Fund to outperform the benchmark Barclays Capital U.S. Aggregate Bond Index by 0.53% for the first quarter.

On a negative note, the Fund’s overweighting in non-Treasury sectors proved detrimental in the second quarter, as investors sold riskier credits to once again seek the safety of the Treasury market. As a result of this positioning, the Fund underperformed the benchmark index by 0.29% for the second quarter. Despite the recent decline in the corporate bond market, we remain reassured by the efforts taken by many corporations to reduce debt and improve their balance sheet fundamentals. As a result, we continued to add to our weighting in corporate bonds over the six-month period.

In other areas of the fixed income market, we scaled back the Fund’s exposure to agency MBS and asset-backed securities (ABS). We also further reduced our weighting in Treasury securities. With these proceeds, we sharply increased our exposure to non-agency MBS (which are not backed by government agencies such as Fannie Mae), while we also added to our weighting in commercial mortgage-based securities (CMBS). In the non-agency MBS sector, we have favored seasoned issues that are backed by 15-year mortgage loans that carry less than 50% loan-to-value ratios, as well as credit enhancements to help support the performance of these bonds even in a deteriorating housing market. At the same time, we continue to conduct fundamental analysis on every investment we consider, paying particular attention to the credit risk attached to the underlying mortgages.

Outlook

Going forward, we believe that prospects for modest but continued growth in the U.S. economy will provide a favorable environment for non-Treasury assets. We continue to look for attractive investment opportunities, as we rely on our disciplined credit selection to identify potential holdings in the corporate bond market.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2010.

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RS INVESTMENT QUALITY BOND FUND

Characteristics

Total Net Assets: $157,596,619

Sector Allocation

Bond Quality Allocation[3]

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RS INVESTMENT QUALITY BOND FUND

Top Ten Holdings[4]

Holding	Coupon	Maturity Date	% of Total Net Assets
FNMA Mortgage Pass-Through	5.000%	11/1/2039	4.31%
FHLMC Mortgage Pass-Through	6.000%	8/1/2039	4.05%
FNMA Mortgage Pass-Through	5.500%	12/1/2040	3.64%
FNMA Mortgage Pass-Through	4.500%	12/1/2040	2.76%
U.S. Treasury Bonds	4.375%	11/15/2039	1.61%
FHLMC CMO	5.500%	9/15/2035	1.60%
Master Asset Securitization Trust	5.250%	9/25/2033	1.37%
U.S. Treasury Notes	3.500%	5/15/2020	1.31%
FHLMC Mortgage Pass-Through	5.500%	12/1/2040	1.16%
CNH Equipment Trust	3.000%	8/17/2015	1.12%
Total			22.93%

1	The Barclays Capital U.S. Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund.
2	Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
3	Source: Moody’s, Standard and Poor’s, Fitch Investors Service.
4	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated. Also certain securities that the Fund’s management consider “short-term” investments have been excluded from this presentation.

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RS INVESTMENT QUALITY BOND FUND

Performance Update

Average Annual Total Returns

	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (2/16/93) without sales charge	5.58%	11.94%	6.91%	4.97%	5.98%	5.62%
with maximum sales charge	1.58%	7.75%	5.56%	4.17%	5.58%	5.38%
Class B Shares (8/7/00) without sales charge	5.19%	11.22%	6.11%	4.20%	—	5.28%
with sales charge	2.19%	8.22%	5.51%	4.03%	—	5.28%
Class C Shares (8/7/00) without sales charge	5.19%	11.22%	6.11%	4.20%	—	5.13%
with sales charge	4.19%	10.22%	6.11%	4.20%	—	5.13%
Class K Shares (5/15/01)	5.48%	11.60%	6.51%	4.57%	—	5.14%
Class Y Shares (5/12/09)	5.67%	12.14%	—	—	—	11.74%
Barclays Capital U.S. Aggregate Bond Index[1]	5.33%	9.50%	7.55%	5.54%	6.47%	6.39%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Investment Quality Bond Fund and in the Barclays Capital U.S. Aggregate Bond Index. The starting point of $9,625 for Class A shares reflects the current maximum sales charge of 3.75%. Hypothetical $10,000 investments made upon the inception of Class B shares (8/7/00), Class C shares (8/7/00), Class K shares (5/15/01) and Class Y shares (5/12/09) would have the following values as of June 30, 2010: $16,636 (Class B), $16,401 (Class C), $15,802 (Class K), and $11,341 (Class Y). While Class B, Class C shares, and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Investment Quality Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

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RS LOW DURATION BOND FUND

Investment Style

	Short	Int	Long
High

Medium

Low

RS Low Duration Bond Fund Commentary

Highlights

•

While investors’ renewed appetites for risk and higher returns drove outperformance by more credit-sensitive, non-Treasury areas of the fixed income market in the early months of 2010, this trend reversed later in the second quarter after the European debt crisis triggered a renewed flight to quality.

•

RS Low Duration Bond Fund outperformed both its benchmark Barclays Capital U.S. Government 1-3 Year Bond Index[1], and its Lipper peer group[2] in the first half of 2010, aided by strong performance by many of our credit sensitive holdings early in the period.

•

Given the risk/reward profiles we are seeing in the market at this time, we intend to maintain the Fund’s significant underweighting in the Treasury market, while we look instead to non-Treasury areas that might offer near-term return potential.

Market Overview

Bond markets fared well in the early part of the year, as investor confidence in the economic recovery and improved market liquidity contributed to outperformance by the non-Treasury segments of the bond market. In particular, investors sought higher yields among more credit sensitive names, contributing to spread tightening across non-treasury sectors in the investment grade market. The relative calm of the first quarter was dashed in the second as a sovereign debt crisis in Europe triggered fears of another global banking crisis. As investors sought safety in the U.S. Treasury market, non-Treasury segments of the fixed income market declined with notable weakness in the corporate bond market.

Throughout the period, the Federal Reserve Board (the Fed) left the federal funds target rate unchanged in the 0.00% to 0.25% range, as policymakers acknowledged continued slack in the employment market and a lack of inflationary pressures. In the Treasury market, investors’ flight to quality drove yields sharply lower by the end of the second quarter. The 2-year Treasury bill yield fell from 1.14% at the end of 2009 to a new low of 0.60% by the end of the second quarter. The yield on the 10-year Treasury bond declined from 3.84% to 2.93%, its lowest level in over a year.

Fund Performance Overview

RS Low Duration Bond Fund (Class A Shares) returned 2.39% for the six-month period ended June 30, 2010, outperforming the Fund’s benchmark, the Barclays Capital U.S. Government 1-3 Year Bond Index, which returned 1.89% for the six-month period. The Fund slightly outperformed the Lipper Short Investment Grade Debt Funds peer group, which had a 2.36% average return for the period. (The peer group consists of 270 mutual funds that invest primarily in short-term investment-grade debt with average maturities of one to three years.)

The Fund’s relative performance reflected our asset allocation strategy, which continued to favor the non-Treasury sectors of the fixed income market, with corresponding underweighting in the Treasury market. This strategy proved beneficial in the early months of

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RS LOW DURATION BOND FUND

the year, helping the Fund to outperform the benchmark Barclays Capital U.S. Government 1-3 Year Bond Index by 0.72% for the first quarter. Relative performance was assisted in particular by solid gains in a number of our corporate bond holdings, notably in the metals and mining and real estate investment trust (REIT) sectors.

By contrast, the Fund’s relative performance later in the second quarter was dampened by underweight exposure to Treasury securities, which benefited from investors’ renewed flight to quality. As a result of this positioning, the Fund underperformed the benchmark index by 0.24% for the second quarter.

As we continued to reduce our weighting in the Treasury market, Treasury securities accounted for less than 4% of Fund assets by June 30, 2010, compared with a more than 70% allocation in the benchmark index.

The Fund’s relative performance over the period also reflected our efforts to scale back our exposure to agency mortgage-backed securities (MBS) and to asset-backed securities (ABS). In particular, we took profits on shorter duration credit card and auto-related ABS, and then redeployed resources to sharply increase our exposure to non-agency MBS, which accounted for approximately 12% of the Fund by the end of the period. In this area, we relied on our credit analysis to identify issues we believe have attractive risk-adjusted yields and conservative loan-to-value ratios.

We also maintained our overweighting in commercial mortgage backed securities (CMBS), which accounted for 22.3% of the Fund as of June 30, 2010. We remain constructive on the long-term value of select shorter-duration CMBS issues originated in a more stringent underwriting environment, and believe that they will have ample credit to support their performance even in a more challenging commercial real estate environment.

Outlook

Despite the modest pace of recovery, we believe that the outlook for relatively slow economic growth and low inflation and interest rates will support the fixed income market, especially non-Treasury sectors which we believe are attractively valued on a relative basis. We remain committed to our rigorous credit analysis and monitoring of macro fundamentals, as we seek to provide consistent performance to our shareholders through different economic cycles.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2010.

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RS LOW DURATION BOND FUND

Characteristics

Total Net Assets: $501,007,754

Sector Allocation

Bond Quality Allocation[3]

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RS LOW DURATION BOND FUND

Top Ten Holdings[4]

Holding	Coupon	Maturity Date	% of Total Net Assets
U.S. Treasury Notes	1.125%	6/15/2013	2.51%
Chase Issuance Trust	0.420%	7/15/2014	1.59%
Merrill Lynch Mortgage Investors Trust	7.065%	12/15/2030	0.99%
Federal Farm Credit Bank	1.875%	12/7/2012	0.97%
First Union-Lehman Brothers-Bank of America	6.778%	11/18/2035	0.87%
TIAA Real Estate CDO Ltd.	5.770%	6/19/2033	0.86%
Wachovia Bank Commercial Mortgage Trust	5.382%	10/15/2044	0.85%
LB UBS Commercial Mortgage Trust	4.931%	9/15/2035	0.85%
Ford Credit Floorplan Master Owner Trust	2.050%	2/15/2017	0.84%
Navistar Financial Corp. Owner Trust	1.990%	1/21/2014	0.81%
Total			11.14%

1	The Barclays Capital U.S. Government 1-3 Year Bond Index is generally considered to be representative of U.S. Government bonds with maturities between one and three years. The Barclays Capital U.S. Government 1-3 Year Bond Index is an unmanaged Index that is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund.
2	Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
3	Source: Moody’s, Standard and Poor’s, Fitch Investors Service.
4	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

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RS LOW DURATION BOND FUND

Performance Update

Average Annual Total Returns

	Year-to-Date	1 Year	3 Year	5 Year	Since Inception
Class A Shares (7/30/03)
without sales charge	2.39%	5.53%	5.03%	4.31%	3.57%
with maximum sales charge	0.12%	3.16%	4.26%	3.83%	3.23%
Class B Shares (7/30/03)
without sales charge	2.01%	4.63%	4.21%	3.51%	2.78%
with maximum sales charge	-0.99%	1.63%	3.60%	3.33%	2.78%
Class C Shares (7/30/03)
without sales charge	2.01%	4.74%	4.25%	3.53%	2.80%
with maximum sales charge	1.01%	3.74%	4.25%	3.53%	2.80%
Class K Shares (7/30/03)	2.19%	5.11%	4.61%	3.89%	3.16%
Class Y Shares (5/12/09)	2.60%	5.84%	—	—	5.81%
Barclays Capital U.S. Government 1-3 Year Bond Index[1]	1.89%	2.85%	4.94%	4.38%	3.58%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 7/30/03 in Class A shares of RS Low Duration Bond Fund and in the Barclays Capital U.S. Government 1-3 Year Bond Index. The starting point of $9,775 for Class A shares reflects the current maximum sales charge of 2.25%. Hypothetical $10,000 investments made upon the inception of Class B shares (7/30/03), Class C shares (7/30/03), Class K shares (7/30/03), and Class Y shares (5/12/09) would have the following values as of June 30, 2010: $12,090 (Class B), $12,102 (Class C), $12,399 (Class K), and $10,661 (Class Y). While Class B, Class C shares, and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Low Duration Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

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RS HIGH YIELD BOND FUND

Investment Style

	Short	Int	Long
High

Medium

Low

RS High Yield Bond Fund Commentary

Highlights

•	The high yield market delivered strong positive performance for the six-month period ending June 30, 2010, supported by declining default rates and improved balance sheet fundamentals.

•

While RS High Yield Bond Fund delivered a solid gain for the period, it underperformed the benchmark Barclays Capital U.S. Corporate High-Yield Bond Index[1], due in part to our avoidance of more lower quality investments that outperformed the broader high yield market in the first quarter.

•	We continued to maintain a bias toward better quality high yield bonds that we believe offer an attractive balance of risk and reward to investors.

Market Overview

The high yield market maintained its positive momentum through the first quarter of 2010, as investors gained confidence in the economic recovery and sought higher yields beyond near-zero money market rates and tightening investment-grade bond yields. The Barclays Capital U.S. Corporate High-Yield Bond Index returned 4.62% in the first quarter, marking its 13th consecutive month of positive returns. During that period, lower rated bonds generally outperformed higher rated securities. While the strong performance by the high yield market extended into the early second quarter, market dynamics weakened somewhat in May and June as renewed economic concerns and the European sovereign debt crisis dampened investors’ tolerance for risk. Despite some widening in spreads late in the second quarter, the high yield market nonetheless delivered very solid returns for the six-month period overall, well outperforming the equity market. The high yield market also continues to exhibit strong positive fundamentals, as the average default rate has declined and corporate balance sheet fundamentals continue to improve.

Fund Performance Overview

RS High Yield Bond Fund (Class A Shares) returned 3.25% for the six-month period ended June 30, 2010, but underperformed the benchmark Barclays Capital U.S. Corporate High-Yield Bond Index, which returned 4.51% for the period. The Fund also underperformed its Lipper High Current Yield Funds peer group2, which returned 3.69% for the period. (The peer group consists of 490 mutual funds that invest primarily in high yield corporate securities.)

While the Fund delivered a solid positive return in the first half of 2010, it did underperform the Barclays Capital U.S. Corporate High-Yield Bond Index, largely due to our decision to underweight a number of high yielding credits that we considered to

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RS HIGH YIELD BOND FUND

be essentially insolvent. In the first quarter, issues rated CCC3 or below led the high yield market rally, as optimism over the economy prompted some yield-hungry investors to hold even the most toxic debt. In our view, such issues were simply too risky to own, given their often substantial balance sheet leverage and disappointing earnings performance. Instead, when we have purchased lower rated, high yield securities, we have focused on companies that have either strong asset coverage or solid earnings momentum.

The Fund’s credit selection worked in our favor later in the second quarter, however, enabling us to avoid some highly indebted leverage buyout (LBO) names and other troubled credits that declined sharply as investors lost their appetites for risk. We also took advantage of the renewed widening in high yield spreads to identify new opportunities that we believe offer value on both an absolute and relative basis.

Fund performance also benefited from our investment in a number of technology companies, which have capitalized on improved business spending on both hardware and enterprise software. On a negative note, relative performance in the second quarter was hurt by our investment in aerospace and defense as well as by several of our holdings in the gaming industry, which has not rebounded as quickly as other consumer discretionary sectors. We have been cautious regarding gaming and will continue to look to reduce our holdings in this sector.

Outlook

We believe that investors’ thirst for yield will combine with improving corporate earnings to create a favorable outlook for the high yield market. We expect that we will see moderate spread contraction in the high yield market during the remainder of the year. We also expect positive corporate earnings momentum and meaningful balance sheet improvements, as well as enhanced corporate liquidity and lower default rates.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2010.

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RS HIGH YIELD BOND FUND

Characteristics

Total Net Assets: $110,426,684

Bond Quality Allocation[4]

Top Ten Holdings[5]

Holding	Coupon	Maturity Date	% of Total Net Assets
CIT Group, Inc.	7.000%	5/1/2013	1.51%
OPTI Canada, Inc.	8.250%	12/15/2014	1.19%
SunGard Data Systems, Inc.	10.625%	5/15/2015	1.17%
First Data Corp.	9.875%	9/24/2015	1.15%
J.C. Penney Corp., Inc.	7.650%	8/15/2016	1.13%
Venoco, Inc.	11.500%	10/1/2017	1.04%
Alliance HealthCare Services, Inc.	8.000%	12/1/2016	1.01%
Block Communications, Inc.	8.250%	12/15/2015	0.99%
International Lease Finance Corp.	5.650%	6/1/2014	0.93%
Aramark Corp.	8.500%	2/1/2015	0.87%
Total			10.99%

1	The Barclays Capital U.S. Corporate High-Yield Bond Index is generally considered to be representative of the investable universe of the US-dominated high-yield debt market. The Barclays Capital U.S. Corporate High-Yield Bond Index is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund.
2	Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
3	Rating agencies’ independent ratings of individual bonds are aggregated by Barclays and market weights are reported using Standard & Poor’s letter rating conventions. Rating methodology uses the middle rating of Moody’s, Standard & Poor’s and Fitch. When a rating from only two of the rating agencies is available the lower rating is used. Average Rating calculation does not reflect unrated and short-term holdings.
4	Source: Moody’s, Standard and Poor’s, Fitch Investors Service.
5	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

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RS HIGH YIELD BOND FUND

Performance Update

Average Annual Total Returns

	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (9/1/98) without sales charge	3.25%	20.56%	4.15%	5.24%	5.29%	5.17%
with maximum sales charge	-0.67%	16.02%	2.83%	4.44%	4.90%	4.83%
Class B Shares (9/1/98) without sales charge	3.03%	19.66%	3.42%	4.45%	4.65%	4.55%
with sales charge	0.04%	16.66%	2.86%	4.30%	4.65%	4.55%
Class C Shares (8/7/00) without sales charge	2.87%	19.50%	3.38%	4.43%	—	4.53%
with sales charge	1.88%	18.50%	3.38%	4.43%	—	4.53%
Class K Shares (5/15/01)	3.05%	20.09%	3.74%	4.82%	—	5.71%
Class Y Shares (5/12/09)	3.35%	20.66%	—	—	—	21.59%
Barclays Capital U.S. Corporate High-Yield Bond Index[1]	4.51%	26.77%	6.54%	7.17%	7.32%	6.51%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS High Yield Bond Fund and in the Barclays Capital U.S. Corporate High-Yield Bond Index. The starting point of $9,625 for Class A shares reflects the current maximum sales charge of 3.75%. Hypothetical $10,000 investments made 10 years ago in Class B shares, and upon the inception of Class C shares (8/7/00), Class K shares (5/15/01) and Class Y shares (5/12/09) would have the following values as of June 30, 2010: $15,750 (Class B), $15,499 (Class C), $16,602 (Class K), and $12,481 (Class Y). While Class B, Class C shares, and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian High Yield Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

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RS TAX-EXEMPT FUND

RS Tax-Exempt Fund Commentary

Highlights

•	Through most of early 2010, limited supply combined with investors’ increased appetites for yield to support tightening spreads in the tax-exempt market.

•	While the Fund delivered positive returns, it underperformed both the benchmark Barclays Capital Municipal Bond Index[1] and its Lipper peer group[2].

•	RS Tax-Exempt Fund maintained a solid high-grade credit profile throughout the period. The Fund also held no exposure to unrated bonds or those rated below investment grade.

Market Overview

Performance by the tax-exempt bond market over the past year has been heavily influenced by the Build America Bond (BAB) program, part of the federal stimulus package, which has allowed issuers to receive a 35% interest payment subsidy from the federal government on taxable municipal bonds sold through year-end 2010. With the popularity of this program, issuance of new traditional municipal bonds declined by more than 13% between the second quarters of 2009 and 2010.

Despite the worsening budgetary situation for many state and local authorities, the reduced supply of traditional tax-exempt bonds drove yield-hungry investors to lower rated issues, which outperformed the broader tax-exempt market in the first five months of 2010. This trend was reversed in June, however, as a European sovereign debt crisis and weaker-than-expected economic news triggered a flight to quality that drove investors to once again favor credit quality over yield.

Fund Performance Overview

RS Tax-Exempt Fund (Class A shares) returned 2.82% for the six-month period ended June 30, 2010, underperforming the Fund’s benchmark, the Barclays Capital Municipal Bond Index, which returned 3.31% for the period. The Fund also underperformed the 3.02% average return for the Lipper General Municipal Debt Funds peer group. (The peer group consists of 257 mutual funds that invest primarily in municipal debt issues in the top four credit ratings.)

The Fund has quite a different profile than the benchmark. At any one time, the benchmark has approximately 46,500 issues, whereas the Fund generally has exposure to around 150 carefully selected names some of which may not be in the benchmark.

We believe the Fund’s underperformance reflected our focus on higher quality tax-exempt issues, which did not keep pace with more speculative, lower quality investments through much of the period.

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Investment Style

	Short	Int	Long
High

Medium

Low

RS TAX-EXEMPT FUND

As of June 30, 2010 the Fund held 61.9 % of its assets in AAA or AA-rated bonds3, 19.4% in A-rated bonds, and 14.3% in BBB rated bonds. The Fund did not hold any unrated or below investment-grade bonds. An additional 4.4% of Fund assets were invested in other short-term liabilities.

We examine the fundamentals of each issuer, rather than relying on ratings or insurance. Additionally, given the broad opportunity set open to a national fund, we seek to maintain a diversified portfolio of quality issuers that we believe offer value, and we seek to avoid large concentrations in any single issuer, insurer, industry, sector, or state. We have also stayed away from many local credits, as well as those that typically depend upon appropriations and have COP (certificate of participation) structures, which are not voter-approved and instead depend on legislative appropriations which we believe increases the risk associated with these issuers.

As of June 30, 2010, the Fund’s 30-day SEC yield was 2.93%4. Without the Fund’s fee limitation5, the Fund’s 30-day SEC yield was 2.71%.

Outlook

To a large extent, we believe the near-term outlook for the tax-exempt market depends on whether the Build America Bond (BAB) program is extended past the end of this year. As long as the BAB program remains in place, performance by the tax-exempt market will reflect supply and demand considerations, rather than credit quality. Adding to this climate of uncertainty are the budgetary problems faced by many state and local governments. Despite its challenges, we believe that this climate offers opportunities for disciplined and careful investors. We remain dedicated to an investment approach that focuses on the quality and stability of issuers, while mitigating downside risk.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Investors in the Fund may be subject to alternative minimum tax (AMT) and certain other state and local taxes. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2010.

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RS TAX-EXEMPT FUND

Characteristics

Total Net Assets: $271,473,729

Sector Allocation

Revenue Breakdown	% of Total Net Assets	% Index
Education	12.0%	7.1%
Hospital / Nursing Home / Health Care	10.2%	8.2%
Housing	2.3%	2.0%
Industrial Revenue	4.8%	4.3%
Leasing	6.0%	6.3%
Power	7.1%	7.3%
Resource Recovery	0.0%	0.3%
Special Tax	5.3%	9.9%
Transportation	14.0%	16.1%
Water and Sewer	12.3%	8.5%
Revenue Total	74.0%	70.0%
AAA Insured Bonds	4.1%	11.8%
Prerefunded	0.6%	9.5%
Total Insured Bonds	11.3%	40.2%

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RS TAX-EXEMPT FUND

Bond Quality Allocation[6]

Top Ten Holdings[7]

Holding	Coupon	Maturity Date	% of Total Net Assets
Puerto Rico Comwlth. Govt. Dev. Bk.	5.000%	12/1/2014	0.96%
North Tex. Twy. Auth. Dallas North Twy. Sys. Rev. Ser. C	6.000%	1/1/2025	0.91%
Wake Cnty. NC G.O.	5.000%	4/1/2018	0.87%
Michigan Mun. Bd. Auth.	5.000%	10/1/2019	0.84%
New Jersey St. Var. Purp. G.O.	5.000%	6/1/2021	0.84%
North Tex. Twy. Auth. Dallas North Twy. Sys. Rev. Ser. C	6.000%	1/1/2023	0.83%
California St. Var. Purp. G.O.	6.500%	4/1/2033	0.83%
New York St. Dorm. Auth. Lease Rev.	5.000%	8/15/2021	0.81%
Fort Bend Tex. Indpt. Sch. Dist. G.O.	5.000%	8/15/2027	0.81%
St. Mary Hosp. Auth. PA Health Sys. Rev.	5.000%	11/15/2018	0.81%
Total			8.51%

1	The Barclays Capital Municipal Bond Index is generally considered to be representative of the municipal bond market. The Barclays Capital Municipal Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund.
2	Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
3	Rating agencies’ independent ratings of individual bonds are aggregated by Barclays and market weights are reported using Standard & Poor’s letter rating conventions. Rating methodology uses the middle rating of Moody’s, Standard & Poor’s and Fitch. When a rating from only two of the rating agencies is available the lower rating is used. Average Rating calculation does not reflect unrated and short-term holdings.
4	SEC Yield is a standard yield calculation developed by the Securities and Exchange Commission (SEC) that allows for fairer comparisons of bond funds. It is based on the most recent 30-Day period covered by the fund’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period, after the deduction of the fund’s expenses. This is also referred to as the “standardized yield.”
5	An expense limitation has been imposed pursuant to a written agreement between the Fund’s investment adviser, RS Investments, and the Fund in effect through April 30, 2011 to limit the Fund’s total annual fund operating expenses.
6	Source: Moody’s, Standard and Poor’s, Fitch Investor Service.
7	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

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RS TAX-EXEMPT FUND

Performance Update

Average Annual Total Returns

	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (2/16/93)
without sales charge	2.82%	9.11%	5.29%	4.08%	5.61%	5.03%
with maximum sales charge	-1.06%	5.03%	3.97%	3.29%	5.20%	4.80%
Class C Shares (8/7/00)
without sales charge	2.53%	8.29%	4.50%	3.30%	—	4.68%
with sales charge	1.53%	7.29%	4.50%	3.30%	—	4.68%
Class Y Shares (5/12/09)	2.91%	9.19%	—	—	—	7.03%
Barclays Capital Municipal Bond Index[1]	3.31%	9.61%	5.50%	4.40%	5.63%	5.71%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Tax-Exempt Fund and in the Barclays Capital Municipal Bond Index. The starting point of $9,625 for Class A shares reflects the maximum sales charge of 3.75%. A hypothetical $10,000 investment made upon the inception of Class C shares (8/7/00) and Class Y shares (5/12/09) would have the following values as of June 30, 2010: $15,717 (Class C), and $10,800 (Class Y). While Class C shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Tax-Exempt Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

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RS HIGH YIELD MUNICIPAL BOND FUND

Investment Style

	Short	Int	Long
High

Medium

Low

RS High Yield Municipal Bond Fund Commentary

Highlights

•	The high yield municipal bond market benefited from tightening credit spreads through the early months of 2010, but suffered from investors’ renewed flight to quality later in the second quarter.

•

RS High Yield Municipal Bond Fund delivered a solid positive return in the first half of 2010, while also outperforming the benchmark Barclays Capital Municipal Bond Index[1] in a generally favorable environment for higher yield investments.

•

Launched on December 31, 2009, RS High Yield Municipal Bond Fund seeks to provide more risk-tolerant investors with the opportunity for higher tax-adjusted returns than they would earn from the high grade RS Tax-Exempt Fund.

Market Overview

Performance by the entire tax-exempt bond market remained heavily influenced by the Build America Bond (BAB) program, which has allowed issuers to receive a 35% interest payment subsidy from the federal government on taxable municipal bonds sold through 2010. With the popularity of the BAB program, the volume of newly issued traditional tax-exempt bonds fell by more than 13% between the second quarters of 2009 and 2010, providing some support for prices of existing debt.

Despite the worsening budgetary situation for many state and local authorities, the reduced supply of traditional tax-exempt bonds drove yield-hungry investors to lower rated issues, which outperformed the broader tax-exempt market in the first five months of 2010. This trend was reversed in June, however, as a European sovereign debt crisis and weaker-than-expected economic news triggered a flight to quality that drove investors to once again favor credit quality over yield.

Fund Performance Overview

RS High Yield Municipal Bond Fund (Class A Shares) returned 6.41% for the six-month period ended June 30, 2010. The Fund outperformed the benchmark Barclays Capital Municipal Bond Index, which returned 3.31% for the period. The Fund outperformed the 5.05% average return of its Lipper High Yield Municipal Debt Funds peer group2. (The peer group consists of 121 mutual funds that invest at least 50% of their assets in lower-rated municipal debt issues.)

The Fund has a different profile than the index. At any one time, the Barclays Capital Municipal Bond Index has approximately 46,500 issues. The Fund generally has exposure to about 30 to 50 carefully selected issues, some of which may not be in index.

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RS HIGH YIELD MUNICIPAL BOND FUND

Portfolio Review

Given the broad opportunity set open to a national fund, we continue to focus on what we believe to be the most attractively valued issuers in the low investment grade and high yield sectors of the tax-exempt bond market. Rather than relying on ratings agencies or insurance when it comes to evaluating holdings, we focus instead on our own credit analysis, which aims to understand the underlying credit fundamentals of every issuer. This approach offers us the opportunity to evaluate risk from our perspective and identify value. We select issuers that we believe have upside potential and are currently being discounted by the market.

While the Fund generally targets an overall credit quality of BBB2, we may at times look to purchase weaker credits if we believe we will be properly compensated based on our proprietary analysis. As of June 30, 2010, the Fund held a 16.4% weighting in investments ranked A or better, with a 65.4% weighting in BBB-rated investments, a 2.8% weighting in BB-rated investments and an 11.0% weighting in non-rated issues. An additional 4.4% of Fund assets were invested in other short-term instruments. The Fund’s performance benefited from our investments in issuers rated A and BBB.

Outlook

To a large extent, we believe the near-term outlook for the tax-exempt market will depend on whether the Build America Bond (BAB) program is extended beyond the end of 2010. As long as the BAB program remains in place, performance by the tax-exempt market will reflect supply and demand considerations, rather than credit quality. Adding to this climate of uncertainty in the tax-exempt market is the continuing budgetary challenges faced by many state and local governments. While these conditions have created some uncertainty, we also believe that they present opportunities for disciplined and careful investors.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Investors in the Fund may be subject to alternative minimum tax (AMT) and certain other state and local taxes. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2010.

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RS HIGH YIELD MUNICIPAL BOND FUND

Characteristics

Total Net Assets: $57,264,810

Sector Allocation

Bond Quality Allocation[3]

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RS HIGH YIELD MUNICIPAL BOND FUND

Top Ten Holdings[4]

Holding	Coupon	Maturity Date	% of Total Net Assets
California St. Pub. Wrks. Brd. Lease Rev.	6.625%	11/1/2034	3.78%
Tex. Private Activity Bd. Surface Transn. Corp.	7.500%	6/30/2033	3.66%
Brazos River Tex. Harbor Navigation Dist. Brazoria Cnty. Env. Fac. Rev.	5.950%	5/15/2033	3.49%
New Jersey Economic Dev. Auth. Rev.	5.750%	6/15/2034	3.42%
Tulare CA Redev. Agy. Tax Allocation	6.125%	8/1/2035	3.39%
Tobacco Settlement Auth. WA Tobacco Settlement Rev.	6.625%	6/1/2032	3.33%
Tobacco Settlement Fing. Corp. LA Rev.	5.875%	5/15/2039	3.00%
Brevard Cnty. FLA Health Facs. Auth. Health Care Facs. Rev.	7.000%	4/1/2039	2.92%
Puerto Rico Comwlth. G.O.	6.500%	7/1/2037	2.89%
Tex. Private Activity Bd. Surface Transn. Corp.	7.500%	12/31/2031	2.83%
Total			32.71%

1	The Barclays Capital Municipal Bond Index is generally considered to be representative of the municipal bond market. The Barclays Capital Municipal Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund.
2	Rating agencies’ independent ratings of individual bonds are aggregated by Barclays and market weights are reported using Standard & Poor’s letter rating conventions. Rating methodology uses the middle rating of Moody’s, Standard & Poor’s and Fitch. When a rating from only two of the rating agencies is available the lower rating is used. Average Rating calculation does not reflect unrated and short-term holdings.
3	Source: Moody’s, Standard and Poor’s, Fitch Investor Service.
4	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

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RS HIGH YIELD MUNICIPAL BOND FUND

Performance Update

Average Annual Total Returns

	Year-to-Date	Since Inception*
Class A Shares (12/31/09) without sales charge	6.41%	6.41%
with maximum sales charge	2.44%	2.44%
Class C Shares (12/31/09) without sales charge	6.33%	6.33%
with sales charge	5.33%	5.33%
Class Y Shares (12/31/09)	6.40%	6.40%
Barclays Capital Municipal Bond Index[1]	3.31%	3.31%

*	The Fund’s since inception returns are not annualized and represent cumulative total return.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 12/31/09 in Class A shares of RS High Yield Municipal Bond Fund and in the Barclays Capital Municipal Bond Index. The starting point of $9,625 for Class A shares reflects the current maximum sales charge of 3.75%. Hypothetical $10,000 investments made on 12/31/09 in Class C shares and Class Y shares would have the following values as of June 30, 2010: $10,533 (Class C), and $10,640 (Class Y). While Class C shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results.

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RS FLOATING RATE FUND

Investment Style

	Short	Int	Long
High

Medium

Low

RS Floating Rate Fund Commentary

Highlights

•

The leveraged loan market continued to show improvement in the first quarter of 2010, spurred by a pickup in refinancing activity. In the second quarter, however, worries over the repercussions of the European debt crisis triggered a decline in credit sensitive investments, including the floating rate investments.

•

RS Floating Rate Fund delivered positive performance for the six-month performance period, but failed to keep pace with the benchmark S&P/LSTA U.S. Leveraged Loan Index[1] due to our avoidance of lower quality issues that outperformed the market earlier in the year.

•

RS Floating Rate Fund was launched on December 31, 2009, and seeks to provide investors with the potential for relatively high current income by investing in floating rate loans that adjust to offset changes in interest rates.

Market Overview

The rally in the leveraged loan market that began in 2009 carried into the first quarter of 2010 as new issuance remained strong, with $22.8 billion in new primary loan issuance in the first quarter alone, compared with $38.2 billion in new issuance for all of 2009. Moreover, $10 billion of this new issuance was dedicated to refinancing. The high yield bond market also experienced record issuance of $76.8 billion, with $19 billion used to refinance leveraged bank loans. This refinancing activity not only helped temper default risk, it also constrained the supply of new leveraged loans, making spreads tighter than they otherwise would have been.

On a negative note, the technical factors that supported the first quarter rally in the leveraged loan market reversed course in the second quarter after a sovereign debt crisis in Europe and new concerns over economic fundamentals at home dampened investors’ appetites for risk. The resulting flight to quality contributed to widening credit spreads, especially in the high yield market, where we also saw a marked slowdown in new issuance aimed at refinancing leveraged bank debt. Meanwhile, non-organic sources of leveraged loan demand, such as the collateralized loan obligations (CLOs) and total return swaps, remained debilitated. Consequently, we saw a return to a “buyers’ market” in the leveraged loan area in the latter part of the second quarter, resulting in heavily discounted issue prices, widening spreads, higher LIBOR rate floors (which limit how low floating rates might adjust), as well as increased call protection attached to underlying securities.

Despite the turmoil later in the second quarter, the default rate continued to decline in the leveraged loan market, aided by improved market liquidity relative to 2009. The Credit Suisse rolling twelve-month default rate fell from 9.17% as of 12/31/09 to

28	www.RSinvestments.com

RS FLOATING RATE FUND

4.65% by 6/30/10. Issues with strong credit fundamentals have continued to find access to refinancing in the leveraged loan market. These issuers have also been able to secure amendments to bank agreements that extend the maturity of all or some of their bank debt. This process has become fairly common and is usually accompanied by some combination of wider spreads, tighter covenants, and higher amendment fees.

Fund Performance Overview

RS Floating Rate Fund (Class A Shares) returned 1.72% for the six-month period ended June 30, 2010, while its benchmark, the S&P/LSTA U.S. Leveraged Loan Index, returned 3.34% for the period. The Fund underperformed the 2.36% average return of its Lipper Loan Participation Funds peer group.2 (The peer group consists of 98 mutual funds that invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates.)

The goal of the Floating Rate Fund is to provide investors with the potential for relatively high current income. In pursuit of this objective, at least 80% of Fund assets are invested in floating rate investments, including leveraged bank loans and floating rate high yield bonds. These floating rate investments typically have a mechanism that resets interest rates every 90 days in response to changes in the three-month London Interbank Offer Rate (LIBOR).

The Fund’s underperformance relative to the overall leveraged loan market reflected relatively conservative portfolio construction, particularly our lack of exposure to credits rated B2 or lower, which outperformed higher rated credits in the first quarter. Meanwhile, the Fund held overweight exposure to BB-rated credits, which underperformed the overall index. On a positive note, the Fund did not suffer from any credit-related issues during the period.

At 6/30/10, the Fund had $161 million in total assets, invested across 111 holdings and roughly 69% of Fund assets were allocated to bank loans, with about 27% allocated to high-yield corporate bonds; there were also very small allocations to cash and investment-grade securities. Roughly 86% of Fund assets were floating rate, with 14% invested in fixed-rate securities.

Outlook

In deciding how to allocate Fund resources across these various asset categories, we will continue to rely on our proprietary analysis of macroeconomic fundamentals, as well as on our consideration of the underlying credit quality of various investments. Through our credit selection, we aim to manage credit risk while helping to protect investors from risks associated with interest rate volatility.

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RS FLOATING RATE FUND

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2010.

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RS FLOATING RATE FUND

Characteristics

Total Net Assets: $160,889,487

Sector Allocation

Top Ten Holdings[3]

Holding	Coupon	Maturity Date	% of Total Net Assets
Phillips-Van Heusen Corp.	4.750%	5/6/2016	1.86%
Michael Foods Holdings, Inc.	6.250%	6/14/2016	1.86%
JohnsonDiversey, Inc.	5.500%	11/24/2015	1.86%
BWAY Corp.	5.500%	6/16/2017	1.42%
Navistar International Corp.	8.250%	11/1/2021	1.26%
Lyondell Chemical Co.	5.500%	4/8/2016	1.25%
TransUnion LLC	6.750%	6/15/2017	1.25%
Susser Holdings LLC	8.500%	5/15/2016	1.24%
MSCI, Inc.	4.750%	6/1/2016	1.24%
Styron S.A.R.L. LLC	7.500%	6/17/2016	1.24%
Total			14.48%

1	The S&P/LSTA U.S Leveraged Loan Index is a market-weighted index that tracks the performance of institutional leveraged loans. By monitoring spreads and interest payments, the index can be a useful tool in gauging the health of the institutional loan markets. The Index is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund.
2	Rating agencies’ independent ratings of individual bonds are aggregated by Barclays and market weights are reported using Standard & Poor’s letter rating conventions. Rating methodology uses the middle rating of Moody’s, Standard & Poor’s and Fitch. When a rating from only two of the rating agencies is available the lower rating is used. Average Rating calculation does not reflect unrated and short-term holdings.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

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RS FLOATING RATE FUND

Performance Update

Average Annual Total Returns

	Year-to-Date	Since Inception*
Class A Shares (12/31/09) without sales charge	1.72%	1.72%
with maximum sales charge	-2.09%	-2.09%
Class C Shares (12/31/09) without sales charge	1.58%	1.58%
with sales charge	0.58%	0.58%
Class K Shares (12/31/09)	1.60%	1.60%
Class Y Shares (12/31/09)	1.62%	1.62%
S&P/LSTA U.S. Leveraged Loan Index[1]	3.34%	3.34%

*	The Fund’s since inception returns are not annualized and represent cumulative total return.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 12/31/09 in Class A shares of RS Floating Rate Fund and in the S&P/LSTA U.S. Leveraged Loan Index. The starting point of $9,625 for Class A shares reflects the current maximum sales charge of 3.75%. Hypothetical $10,000 investments made on 12/31/09 in Class C shares, Class K shares, and Class Y shares would have the following values as of June 30, 2010: $10,058 (Class C), $10,160 (Class K), and $10,162 (Class Y). While Class C shares, and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results.

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RS STRATEGIC INCOME FUND

Investment Style

	Short	Int	Long
High

Medium

Low

RS Strategic Income Fund Commentary

Highlights

•

Credit markets remained volatile in the first half of 2010, as outperformance by more credit sensitive areas of the fixed income markets gave way to a renewed flight to the safety of the Treasury market later in the second quarter.

•	RS Strategic Income Fund delivered a positive return for the six-month period, but underperformed its benchmark the Barclays Capital U.S. Aggregate Bond Index [1].

•

Launched on December 31, 2009, RS Strategic Income Fund seeks to provide investors with high current income, with capital appreciation as a secondary objective, by actively investing across multiple sectors of the fixed income markets.

Market Overview

Bond markets fared well in the early part of the year, as investor confidence in the economic recovery and improved market liquidity contributed to outperformance by the non-Treasury segments of the bond market. In particular, investors sought higher yields among more credit sensitive names, contributing to tightening spreads in the high yield market. The relative calm of the first quarter was dashed in the second quarter as a sovereign debt crisis in Europe triggered fears of another global banking crisis. As investors sought safety in the U.S. Treasury market, non-Treasury segments of the fixed income market were not able to keep up with the rally so, while most of them did have positive returns, they returned less than Treasuries. By contrast, the high yield bond market dropped slightly.

Throughout the period, the Federal Reserve Board (the Fed) left the federal funds target rate unchanged in the 0.00% to 0.25% range, as policymakers acknowledged continued slack in the employment market. In the Treasury market, investors’ flight to quality drove yields sharply lower by the end of the second quarter. The 2-year Treasury bill yield fell from 1.14% at the end of 2009 to a new low of 0.60% by the end of the second quarter. The yield on the 10-year Treasury bond declined from 3.84% to 2.93%, its lowest level in over a year.

Fund Performance Overview

RS Strategic Income Fund (Class A Shares) returned 4.41% for the six-month period ended June 30, 2010, underperforming the benchmark Barclays Capital U.S. Aggregate Bond Index, which returned 5.33% for the period. The Fund outperformed the 4.32% average return of its Lipper Multi-Sector Income Funds peer group2. (The peer group consists of 165 mutual funds that seek current income by allocating assets among several different fixed income securities sectors.)

The Fund’s relative performance during the first four months of 2010 was aided by a lack of exposure to underperforming sectors such as Treasury bonds, agency

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RS STRATEGIC INCOME FUND

debentures, and agency mortgage-backed securities (MBS). At the same time, performance was supported by the Fund’s overweight exposure to more credit sensitive sectors, including investment-grade and high yield corporate bonds, commercial mortgage-backed securities (CMBS), as well as non-agency residential mortgage-backed securities (RMBS), which are not included in the index.

On a negative note, the Fund’s overweighting in corporate bonds, and its lack of exposure to Treasury securities, hindered relative performance later in the second quarter, when investors again sought safety in the Treasury market. The Fund’s overweighting in the CMBS sector also hurt relative returns, even though security selection in this area had a positive impact on performance.

By the end of the six-month period, the Fund’s largest allocation was to high yield corporate credit, which accounted for roughly 32% of the Fund. These investments included both high yield bonds (about 20%) and bank loans (about 12%). Increase in these below investment grade weightings in the second quarter was offset by a reduction in our allocations to both U.S. dollar-denominated investment-grade corporate securities and to non-US dollar denominated global bond holdings.

As of June 30, 2010, RMBS and CMBS accounted for about 13% and 9% of Fund assets, respectively. While both sectors face challenging underlying fundamentals, our bottom-up credit analysis has identified specific bonds that have met our value investment criteria. We continue to steer away from securities that we believe could be at risk in an environment of slower economic growth, while we continue to focus instead on more senior bonds that may offer attractive credit enhancements relative to any potential credit risk.

The Fund’s allocation to non-dollar denominated investments accounted for roughly 16% of assets by the end of June, spread across five countries that we believe offer better return potential than the U.S. bond market, given our assessment of economic fundamentals and available yields.

Outlook

We believe that an environment of modest economic growth, relatively low interest rates, and a cautious Fed will support performance by many fixed income sectors. Given this outlook, as well as the spreads available in many sectors, we continue to feel comfortable with maintaining significant allocations to both investment grade and high yield corporate credits, as well as to structured products such as non-agency RMBS and CMBS, while making little or no allocation to Treasury and agency bonds.

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RS STRATEGIC INCOME FUND

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2010.

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RS STRATEGIC INCOME FUND

Characteristics

Total Net Assets: $55,992,527

Sector Allocation

Bond Quality Allocation[3]

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RS STRATEGIC INCOME FUND

Top Ten Holdings[4]

Holding	Coupon	Maturity Date	% of Total Net Assets
Reynolds Group Holdings, Inc.	6.250%	5/5/2016	1.76%
Pinnacle Foods Holdings Corp.	7.500%	4/2/2014	1.75%
AGFS Funding Co.	7.250%	4/21/2015	1.74%
MEG Energy Corp.	6.000%	4/3/2016	1.73%
Dealer Computer Services, Inc.	5.250%	4/21/2017	1.68%
Hanesbrands, Inc.	5.250%	12/10/2015	1.65%
Sequa Corp.	3.550%	12/3/2014	1.61%
Rabobank Nederland NV	6.500%	1/15/2015	1.54%
Australia & New Zealand Banking Group Ltd.	6.750%	11/10/2014	1.54%
Svensk Exportkredit AB	7.625%	6/30/2014	1.33%
Total			16.33%

1	The Barclays Capital U.S. Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund.
2

Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.

3	Source: Moody’s, Standard and Poor’s, Fitch Investor Services.
4	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated. Also, certain securities that the Fund’s management consider “short-term” have been excluded from this presentation.

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RS STRATEGIC INCOME FUND

Performance Update

Average Annual Total Returns

	Year-to-Date	Since Inception*
Class A Shares (12/31/09) without sales charge	4.41%	4.41%
with maximum sales charge	0.47%	0.47%
Class C Shares (12/31/09) without sales charge	4.35%	4.35%
with sales charge	3.35%	3.35%
Class K Shares (12/31/09)	4.41%	4.41%
Class Y Shares (12/31/09)	4.41%	4.41%
Barclays Capital U.S. Aggregate Bond Index[1]	5.33%	5.33%

*	The Fund’s since inception returns are not annualized and represent cumulative total return.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 12/31/09 in Class A shares of RS Strategic Income Fund and in the Barclays Capital U.S. Aggregate Bond Index. The starting point of $9,625 for Class A shares reflects the current maximum sales charge of 3.75%. Hypothetical $10,000 investments made on 12/31/09 in Class C shares, Class K shares, and Class Y shares would have the following values as of June 30, 2010: $10,335 (Class C), $10,441 (Class K), and $10,441 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results.

38	www.RSinvestments.com

RS MONEY MARKET FUND

RS Money Market Fund Commentary

Highlights

•

Despite some recent tremors triggered by the European debt crisis, underlying fundamentals in the money markets continued to improve in the first half of 2010, due in part to the Federal Reserve Board’s (the Fed) aggressive liquidity supporting initiatives, which are now being phased out.

•	The federal funds rate remained anchored in the range of 0.00% to 0.25% through the period, limiting the potential returns available for money market funds.

•	RS Money Market Fund delivered positive returns but underperformed its benchmark, the Barclays Capital U.S. Treasury Bellwethers (3 Month) Index[1].

Market Overview

As financial market conditions continued to stabilize in the early months of 2010, the Federal Reserve began to roll back some of its asset buying programs and other liquidity enhancing measures implemented in the wake of the 2008 financial markets implosion. While the Federal Reserve Open Market Committee (FOMC) raised its discount lending rate from 0.50% to 0.75% in February, it also kept the federal funds rate unchanged in the 0.00% to 0.25% range, as Fed policymakers acknowledged constraints on growth posed by high unemployment, tight credit conditions, and reduced household wealth. Moreover, the FOMC also stated that low rates of resource utilization, subdued inflation trends, and stable inflation expectations were likely to warrant an exceptionally low federal funds rate for “an extended period.”

Despite the low interest rate environment, global financial markets suffered renewed volatility later in the second quarter after a sovereign debt crisis in Europe raised questions over the solvency of a number of European banks. As investors reacted to new strains on the global financial system, as well as signs of weaker-than-expected economic growth at home and abroad, they once again sought safety in the U.S. Treasury market. As a result, the yield on the 2-year Treasury note fell from 1.14% at the end of 2009 to a new low of 0.60% by the end of the second quarter.

Several factors continued to affect returns in money market funds in particular. Given the federal funds target range of 0.00% to 0.25%, money market funds are investing in issues at offering levels that are among the lowest in history. Moreover, as many commercial paper issuers and programs have reduced or halted their issuance, the supply of commercial paper has continued to decline from peak levels in 2007.

Fund Performance Overview

For the six-month period ended June 30, 2010, RS Money Market Fund returned 0.02%2, compared to a 0.06% return for the Barclays Capital U.S. Treasury Bellwethers (3 Month) Index.

www.RSinvestments.com	39

RS MONEY MARKET FUND

Our investment strategy is to create a diversified portfolio of money market instruments that present minimal credit risks according to our criteria. We do not believe in taking on incremental risk in the pursuit of a few basis points of additional return. Instead, we seek investments with a focus on preserving capital and maintaining credit quality.

The Fund seeks to mitigate risk by diversifying holdings across a range of money market instruments, including commercial paper, U.S. government securities, agency securities, bank certificates of deposit and other obligations. Nonetheless, the Fund continues to hold the majority of its exposure in high-grade, first-tier commercial paper issued by either financial or industrial companies. We also have maintained exposure to floating rate taxable municipal bonds, given the attractive rates offered by high quality issuers in this area. The Fund also holds investments in stand-alone high grade taxable municipal paper, as well in U.S. government agency bills.

We note that the Securities and Exchange Commission recently enacted amendments to Rule 2a-7, under which the Fund operates. Among other purposes, these changes are intended to improve the liquidity and credit quality of the portfolios held by money market funds, while also increasing transparency regarding the portfolio holdings of money market funds. Beginning on or before October 7, 2010, we will post month-end Fund holdings on www.RSinvestments.com.

Outlook

We believe the underlying fundamentals of the fixed income markets remain relatively healthy, due in part to the aggressive actions taken by the Fed and the Treasury over the past year and a half. In the near term, we expect interest rates and consequently money market returns to remain low, given expectations that the Fed will keep the targeted federal funds rate unchanged until sometime in 2011. We will seek to continue to avoid exposure to credits that we feel could come under stress in the near-term economic environment, as we pursue the Fund’s objective.

RS Money Market Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

40	www.RSinvestments.com

RS MONEY MARKET FUND

Characteristics

Total Net Assets: $483,270,564

Sector Allocation

Portfolio Statistics
Average Maturity (days)	39
Current 7-day Yield
with fee waiver[2]	0.01%
without fee waiver	-0.87%
Effective 7-day Yield
with fee waiver[2]	0.01%
without fee waiver	-0.87%

Annualized historical yields for the 7-day period ended June 30, 2010. Effective yield assumes reinvested income. Yields will vary. Figures cited represent yield for Class A shares.

www.RSinvestments.com	41

RS MONEY MARKET FUND

Top Ten Holdings[3]

Holding	Coupon	Maturity Date	% of Total Net Assets
Connecticut St. Housing Fin. Auth.	0.360%	7/1/2010	3.67%
International Business Machines Corp.	0.130%	7/8/2010	3.10%
Colgate-Palmolive Co.	0.070%	7/19/2010	3.10%
Roche Holdings, Inc.	0.150%	7/19/2010	3.10%
United States Treasury Bill	0.178%	11/26/2010	2.89%
Triborough Brdg. & Tunl. Auth. NY Revs.	2.000%	11/15/2010	2.08%
Los Angeles Department of Airports	0.350%	7/12/2010	2.07%
New York St. Urban Dev. Corp. Rev.	0.320%	7/1/2010	2.07%
Wal-Mart Stores, Inc.	0.160%	7/2/2010	2.07%
Private Export Funding Corp.	0.170%	7/6/2010	2.07%
Total			26.22%

42	www.RSinvestments.com

RS MONEY MARKET FUND

Performance Update

Average Annual Total Returns

	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (9/13/82)
without sales charge	0.02%	0.04%	1.34%	2.40%	2.10%	4.50%
Class B Shares (5/1/96)
without sales charge	0.02%	0.04%	0.97%	1.87%	1.65%	2.71%
with sales charge	-2.98%	-2.96%	0.31%	1.68%	1.65%	2.71%
Class C Shares (8/7/00)
without sales charge	0.02%	0.04%	0.97%	1.87%	—	1.57%
with sales charge	-0.98%	-0.96%	0.97%	1.87%	—	1.57%
Class K Shares (5/15/01)	0.02%	0.04%	1.14%	2.11%	—	1.50%
Barclays Capital U.S. Treasury Bellwethers (3 Month) Index[1]	0.06%	0.18%	1.67%	2.84%	2.73%	5.02%	*

Please refer to page 41 for the 7-day yield quotation which more closely reflects the current earnings of the RS Money Market Fund than the total return quotations.

*	Since Class A shares inception. Since inception performance for the index is measured from 8/31/1982, the month end prior to the Fund’s commencement of operations.

1	The Barclays Capital U.S. Treasury Bellwethers (3 Month) Index is generally considered representative of the average yield of three-month Treasury Bills. The Barclays Capital U.S. Treasury Bellwethers (3 Month) Index is an unmanaged index that is not available for direct investment, and there are no expenses associated with the index while there are expenses associated with the Fund.
2	Guardian Investor Services LLC, the Fund’s subadviser, voluntarily waived expenses to maintain a minimum yield threshold for RS Money Market Fund for the six-month period ended June 30, 2010. There is no guarantee that the waiver will be in effect for subsequent periods.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Cash Management Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

www.RSinvestments.com	43

IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2010. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will change.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75% (2.25% for RS Low Duration Bond Fund). Please read the Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B share performance quoted “with sales charge” reflects the maximum contingent deferred sales charge of 3.00%. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1%. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

44	www.RSinvestments.com

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Based on Actual Return		Beginning Account Value 1/1/10	Ending Account Value 6/30/10	Expenses Paid During Period* 1/1/10-6/30/10	Expense Ratio During Period 1/1/10-6/30/10
RS Investment Quality Bond Fund	Class A	$1,000.00	$1,055.80	$4.33	0.85%
	Class B	$1,000.00	$1,051.90	$8.14	1.60%
	Class C	$1,000.00	$1,051.90	$8.14	1.60%
	Class K	$1,000.00	$1,054.80	$6.37	1.25%
	Class Y	$1,000.00	$1,056.70	$3.39	0.66%
RS Low Duration Bond Fund	Class A	$1,000.00	$1,023.90	$4.01	0.80%
	Class B	$1,000.00	$1,020.10	$7.76	1.55%
	Class C	$1,000.00	$1,020.10	$7.76	1.55%
	Class K	$1,000.00	$1,021.90	$6.01	1.20%
	Class Y	$1,000.00	$1,026.00	$2.99	0.59%
RS High Yield Bond Fund	Class A	$1,000.00	$1,032.50	$4.29	0.85%
	Class B	$1,000.00	$1,030.30	$8.05	1.60%
	Class C	$1,000.00	$1,028.70	$8.05	1.60%
	Class K	$1,000.00	$1,030.50	$6.29	1.25%
	Class Y	$1,000.00	$1,033.50	$3.32	0.66%

www.RSinvestments.com	45

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

Based on Actual Return		Beginning Account Value 1/1/10	Ending Account Value 6/30/10	Expenses Paid During Period* 1/1/10-6/30/10	Expense Ratio During Period 1/1/10-6/30/10
RS Tax-Exempt Fund	Class A	$1,000.00	$1,028.20	$4.19	0.83%
	Class C	$1,000.00	$1,025.30	$8.03	1.60%
	Class Y	$1,000.00	$1,029.10	$3.31	0.66%
RS High Yield Municipal Bond Fund	Class A	$1,000.00	$1,064.00	$0.51	0.10%
	Class C	$1,000.00	$1,063.30	$1.11	0.22%
	Class Y	$1,000.00	$1,064.00	$0.51	0.10%
RS Floating Rate Fund	Class A	$1,000.00	$1,017.20	$0.50	0.10%
	Class C	$1,000.00	$1,015.80	$1.12	0.22%
	Class K	$1,000.00	$1,016.00	$0.49	0.10%
	Class Y	$1,000.00	$1,017.20	$0.50	0.10%
RS Strategic Income Fund	Class A	$1,000.00	$1,044.10	$0.51	0.10%
	Class C	$1,000.00	$1,043.50	$1.02	0.20%
	Class K	$1,000.00	$1,044.10	$0.51	0.10%
	Class Y	$1,000.00	$1,044.10	$0.51	0.10%
RS Money Market Fund	Class A	$1,000.00	$1,000.20	$0.82	0.17%
	Class B	$1,000.00	$1,000.20	$0.83	0.17%
	Class C	$1,000.00	$1,000.20	$0.84	0.17%
	Class K	$1,000.00	$1,000.20	$0.81	0.16%
Based on Hypothetical Return (5% Return Before Expenses)
RS Investment Quality Bond Fund	Class A	$1,000.00	$1,020.58	$4.26	0.85%
	Class B	$1,000.00	$1,016.86	$8.00	1.60%
	Class C	$1,000.00	$1,016.86	$8.00	1.60%
	Class K	$1,000.00	$1,018.60	$6.26	1.25%
	Class Y	$1,000.00	$1,021.50	$3.33	0.66%
RS Low Duration Bond Fund	Class A	$1,000.00	$1,020.83	$4.01	0.80%
	Class B	$1,000.00	$1,017.11	$7.75	1.55%
	Class C	$1,000.00	$1,017.11	$7.75	1.55%
	Class K	$1,000.00	$1,018.85	$6.00	1.20%
	Class Y	$1,000.00	$1,021.85	$2.98	0.59%
RS High Yield Bond Fund	Class A	$1,000.00	$1,020.58	$4.26	0.85%
	Class B	$1,000.00	$1,016.86	$8.00	1.60%
	Class C	$1,000.00	$1,016.86	$8.00	1.60%
	Class K	$1,000.00	$1,018.60	$6.26	1.25%
	Class Y	$1,000.00	$1,021.53	$3.30	0.66%
RS Tax-Exempt Fund	Class A	$1,000.00	$1,020.66	$4.18	0.83%
	Class C	$1,000.00	$1,016.86	$8.00	1.60%
	Class Y	$1,000.00	$1,021.53	$3.30	0.66%
RS High Yield Municipal Bond Fund	Class A	$1,000.00	$1,024.30	$0.50	0.10%
	Class C	$1,000.00	$1,023.71	$1.09	0.22%
	Class Y	$1,000.00	$1,024.30	$0.50	0.10%
RS Floating Rate Fund	Class A	$1,000.00	$1,024.30	$0.50	0.10%
	Class C	$1,000.00	$1,023.69	$1.12	0.22%
	Class K	$1,000.00	$1,024.31	$0.49	0.10%
	Class Y	$1,000.00	$1,024.30	$0.50	0.10%
RS Strategic Income Fund	Class A	$1,000.00	$1,024.30	$0.51	0.10%
	Class C	$1,000.00	$1,023.79	$1.01	0.20%
	Class K	$1,000.00	$1,024.30	$0.50	0.10%
	Class Y	$1,000.00	$1,024.30	$0.51	0.10%
RS Money Market Fund	Class A	$1,000.00	$1,023.96	$0.83	0.17%
	Class B	$1,000.00	$1,023.96	$0.84	0.17%
	Class C	$1,000.00	$1,023.96	$0.85	0.17%
	Class K	$1,000.00	$1,023.96	$0.82	0.16%
*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

46	www.RSinvestments.com

Financial Information

Six-Month Period Ended June 30, 2010

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Asset Backed Securities – 6.4%
Ameriquest Mortgage Securities, Inc. 2003-5 A6 4.541% due 4/25/2033(1)	$952,421	$818,674
Amresco Residential Securities Mortgage Loan Trust 1997-1 MIF 7.42% due 3/25/2027	2,851	2,828
Capital One Multi-Asset Execution Trust 2005-A7 A7 4.70% due 6/15/2015	500,000	534,395
Chase Funding Mortgage Loan Trust 2004-1 1A6 4.266% due 6/25/2015	134,054	131,159
CitiFinancial Mortgage Securities, Inc. 2003-3 AF5 4.553% due 8/25/2033(1)	322,461	315,620
CNH Equipment Trust 2009-C A4 3.00% due 8/17/2015	1,700,000	1,764,819
DB Master Finance LLC 2006-1 A2 5.779% due 6/20/2031(2)	1,545,000	1,505,355
GE Capital Credit Card Master Note Trust 2009-3 A 2.54% due 9/15/2014	1,700,000	1,720,122
Hertz Vehicle Financing LLC 2009-2A A1 4.26% due 3/25/2014(2)	1,400,000	1,458,900
Hyundai Auto Receivables Trust 2009-A A4 3.15% due 3/15/2016	400,000	417,491
Residential Asset Mortgage Products, Inc. 2003-RZ4 A5 4.66% due 2/25/2032	17,335	17,125
World Omni Auto Receivables Trust 2010-A A4 2.21% due 5/15/2015	1,400,000	1,423,023
Total Asset Backed Securities (Cost $10,034,810)		10,109,511

	Principal Amount	Value
Collateralized Mortgage Obligations – 15.0%
Banc of America Alternative Loan Trust 2004-1 2A1 6.00% due 2/25/2034	1,188,642	1,206,241

48	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
Banc of America Mortgage Securities, Inc. 2003-2 1A4 4.875% due 4/25/2033	$1,029,423	$1,030,516
Cendant Mortgage Corp. 2003-4 1A1 4.85% due 5/25/2033	509,511	517,363
Citicorp Mortgage Securities, Inc. 2007-8 1A3 6.00% due 9/25/2037	663,446	610,095
Countrywide Alternative Loan Trust 2004-35T2 A1 6.00% due 2/25/2035	463,653	451,173
2006-19CB A15 6.00% due 8/25/2036	567,817	436,616
Countrywide Home Loans Trust 2002-19 1A1 6.25% due 11/25/2032	340,369	317,789
FHLMC 2663 VQ 5.00% due 6/15/2022	400,000	438,956
1534 Z 5.00% due 6/15/2023	313,586	313,605
3227 PR 5.50% due 9/15/2035(3)	2,300,000	2,526,166
FNMA 2006-45 AC 5.50% due 6/25/2036	214,759	218,429
2002-52 PB 6.00% due 2/25/2032	633,301	656,423
GNMA 1997-19 PG 6.50% due 12/20/2027(3)	940,797	969,796
J.P. Morgan Mortgage Trust 2005-A3 11A2 4.482% due 6/25/2035(1)	1,016,000	1,001,314
2004-S2 1A3 4.75% due 11/25/2019	764,418	769,320
Master Asset Securitization Trust 2003-5 2A1 5.00% due 6/25/2018	638,653	658,366
2003-7 4A33 5.25% due 9/25/2033	2,039,163	2,155,999
2003-10 3A7 5.50% due 11/25/2033	803,491	789,717
Residential Asset Mortgage Products, Inc. 2005-SL1 A4 6.00% due 5/25/2032	416,878	409,841

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	49

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
Residential Funding Mortgage Securities I 2005-S1 2A1 4.75% due 2/25/2020	$1,168,127	$1,176,019
2003-S20 1A4 5.50% due 12/25/2033	1,385,352	1,421,760
Residential Funding Mortgage Securities Trust 2006-S3 A7 5.50% due 3/25/2036	808,593	722,211
Wells Fargo Mortgage Backed Securities Trust 2003-11 1A3 4.75% due 10/25/2018	163,832	163,933
2005-2 2A1 4.75% due 4/25/2020(3)	1,335,570	1,345,644
2004-2 A1 5.00% due 1/25/2019	674,079	693,269
2006-1 A3 5.00% due 3/25/2021	540,655	529,060
2003-2 A7 5.25% due 2/25/2018(3)	1,350,000	1,394,848
2007-13 A7 6.00% due 9/25/2037	745,456	662,131
Total Collateralized Mortgage Obligations (Cost $23,452,285)		23,586,600

	Principal Amount	Value
Senior Secured Loans – 0.6%
Finance Companies – 0.1%
AGFS Funding Co. Term Loan B 7.25% due 4/21/2015(1)	250,000	242,938

		242,938
Food – 0.2%
Dole Food Co., Inc. Term Loan B 5.00% - 5.50% due 3/2/2017(1)	70,412	70,187
Term Loan C 5.00% - 5.50% due 3/2/2017(1)	174,885	174,327

		244,514
Healthcare — 0.2%
IMS Health, Inc. Term Loan B 5.25% due 2/26/2016(1)	247,560	245,580

		245,580

50	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Technology – 0.1%
The Dealer Computer Services, Inc. Term Loan B 5.25% due 4/21/2017(1)	$238,324	$234,899

		234,899
Total Senior Secured Loans (Cost $971,036)		967,931

	Principal Amount	Value
Commercial Mortgage-Backed Securities – 17.7%
American Tower Trust 2007-1A AFX 5.42% due 4/15/2037(2)	1,240,000	1,334,250
Banc of America Commercial Mortgage, Inc. 2003-1 A2 4.648% due 9/11/2036	650,000	681,631
2005-6 A4 5.35% due 9/10/2047(1)	1,500,000	1,606,075
2006-2 A4 5.928% due 5/10/2045(1)	927,000	981,810
Bear Stearns Commercial Mortgage Securities 2003-T10 A2 4.74% due 3/13/2040	1,500,000	1,579,944
1999-C1 B 6.20% due 2/14/2031	386,286	402,148
Chase Commercial Mortgage Securities Corp. 1998-1 F 6.56% due 5/18/2030(2)	1,019,000	1,091,630
Crown Castle Towers LLC Sr. Sec. Nt. 6.113% due 1/15/2020(2)	1,100,000	1,207,309
CS First Boston Mortgage Securities Corp. 2004-C5 A2 4.183% due 11/15/2037	475,697	475,808
2001-CP4 A4 6.18% due 12/15/2035	1,297,208	1,331,778
2001-CK1 A3 6.38% due 12/18/2035	550,800	556,573
GE Capital Commercial Mortgage Corp. 2003-C2 A2 4.17% due 7/10/2037	52,412	52,425
2003-C2 A4 5.145% due 7/10/2037	715,000	765,454

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	51

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
GMAC Commercial Mortgage Securities, Inc. 2006-C1 AM 5.29% due 11/10/2045(1)	$572,000	$504,139
Greenwich Capital Commercial Funding Corp. 2003-C2 A4 4.915% due 1/5/2036	1,100,000	1,172,755
2004-GG1 A7 5.317% due 6/10/2036	1,052,000	1,124,526
J.P. Morgan Chase Commercial Mortgage Securities Corp. 2005-LDP3 A4 4.936% due 8/15/2042(1)	1,000,000	1,050,733
2005-LDP5 A4 5.36% due 12/15/2044(1)	720,000	765,862
2001-C1 A3 5.857% due 10/12/2035	994,262	1,031,617
2001-CIBC A3 6.26% due 3/15/2033	775,289	785,819
LB UBS Commercial Mortgage Trust 2002-C7 A4 4.96% due 12/15/2031	1,500,000	1,587,609
Merrill Lynch Mortgage Trust 2004-BPC1 A5 4.855% due 10/12/2041(1)	1,110,000	1,171,282
Morgan Stanley Capital I 2003-T11 A3 4.85% due 6/13/2041	139,574	142,486
2005-HQ7 AAB 5.353% due 11/14/2042(1)	1,500,000	1,584,827
Salomon Brothers Mortgage Securities VII, Inc. 1999-C1 G 6.949% due 5/18/2032(1)(2)	839,000	887,774
SBA Tower Trust Sec. Nt. 4.254% due 4/15/2015(2)	1,500,000	1,572,873
Wachovia Bank Commercial Mortgage Trust 2004-C10 A4 4.748% due 2/15/2041	561,000	595,140
2005-C18 A4 4.935% due 4/15/2042	705,000	742,138
2005-C21 APB 5.347% due 10/15/2044(1)	1,100,000	1,144,425
Total Commercial Mortgage-Backed Securities (Cost $26,747,551)		27,930,840

52	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Corporate Bonds – 33.9%
Aerospace & Defense – 0.2%
L-3 Communications Corp. 5.20% due 10/15/2019	$125,000	$130,381
TRW, Inc. 7.75% due 6/1/2029	150,000	191,749

		322,130
Automotive – 0.3%
DaimlerChrysler NA Holdings 6.50% due 11/15/2013	80,000	89,539
Ford Motor Credit Co. LLC Sr. Nt. 8.00% due 6/1/2014	300,000	309,618

		399,157
Banking – 5.5%
American Express Bank FSB 6.00% due 9/13/2017	250,000	274,391
Bank of America Corp. Sr. Nt. 7.375% due 5/15/2014	500,000	560,381
Barclays Bank PLC Sr. Nt. 5.125% due 1/8/2020	400,000	397,882
Citigroup, Inc. Sr. Nt. 6.125% due 11/21/2017 - 5/15/2018	850,000	887,350
City National Corp. 5.125% due 2/15/2013	300,000	313,468
Credit Suisse/New York NY Sr. Nt. 3.50% due 3/23/2015	250,000	252,175
5.30% due 8/13/2019	150,000	159,008
Deutsche Bank AG London 6.00% due 9/1/2017	300,000	330,877
Discover Bank Sub. Nt. 7.00% due 4/15/2020	400,000	403,892
HSBC USA, Inc. 4.625% due 4/1/2014	200,000	210,644
JPMorgan Chase Bank N.A. 6.00% due 10/1/2017	650,000	707,825
Lloyds TSB Bank PLC 5.80% due 1/13/2020(2)	350,000	330,363
Merrill Lynch & Co. 6.05% due 8/15/2012	250,000	265,812

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	53

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Banking (continued)
Morgan Stanley 5.95% due 12/28/2017	$550,000	$556,963
PNC Bank N.A. 6.875% due 4/1/2018	200,000	225,958
Regions Financial Corp. Sr. Nt. 4.875% due 4/26/2013	500,000	502,586
Santander U.S. Debt S.A. Unipersonal 3.724% due 1/20/2015(2)	400,000	384,281
Sovereign Bank, Inc. 5.125% due 3/15/2013	150,000	152,008
The Bear Stearns Cos. LLC Sub. Nt. 5.55% due 1/22/2017	200,000	209,521
The Goldman Sachs Group, Inc. 5.125% due 1/15/2015	400,000	420,174
Sr. Nt. 5.375% due 3/15/2020	500,000	494,058
5.625% due 1/15/2017	80,000	80,889
USB Realty Corp. 6.091% due 12/22/2049(2)(4)	250,000	173,750
Wells Fargo Bank NA 5.75% due 5/16/2016	300,000	327,100

		8,621,356
Brokerage – 0.6%
BlackRock, Inc. Sr. Nt. 3.50% due 12/10/2014	200,000	207,421
Lehman Brothers Holdings Capital Trust VII 5.857% due 11/29/2049(4)(5)	200,000	20
Nomura Holdings, Inc. Sr. Nt. 5.00% due 3/4/2015	400,000	422,670
The Charles Schwab Corp. Sr. Nt. 4.95% due 6/1/2014	300,000	325,269

		955,380
Building Materials – 0.5%
CRH America, Inc. 6.00% due 9/30/2016	350,000	390,177
Masco Corp. Sr. Nt. 5.875% due 7/15/2012	400,000	411,684

		801,861

54	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Chemicals – 0.7%
FMC Corp. Sr. Nt. 5.20% due 12/15/2019	$250,000	$263,333
Incitec Pivot Finance LLC 6.00% due 12/10/2019(2)	300,000	307,292
Lubrizol Corp. Sr. Nt. 8.875% due 2/1/2019	200,000	250,293
The Dow Chemical Co. Sr. Nt. 5.70% due 5/15/2018	250,000	263,551

		1,084,469
Construction Machinery – 0.2%
Joy Global, Inc. 6.00% due 11/15/2016	300,000	323,357

		323,357
Consumer Products – 0.1%
Whirlpool Corp. Nt. 8.00% due 5/1/2012	200,000	218,793

		218,793
Diversified Manufacturing – 0.3%
Pall Corp. Sr. Nt. 5.00% due 6/15/2020	250,000	259,317
Siemens Financieringsmat N.V. 6.125% due 8/17/2026(2)	200,000	225,537

		484,854
Electric – 1.4%
Alabama Power Co. 5.65% due 3/15/2035	300,000	322,381
Florida Power & Light Co. 4.95% due 6/1/2035	200,000	199,593
Nevada Power Co. 6.65% due 4/1/2036	250,000	284,265
Pacific Gas & Electric Co. 6.05% due 3/1/2034	100,000	111,572
PacifiCorp 5.25% due 6/15/2035	100,000	100,496
Potomac Edison Co. 5.35% due 11/15/2014	300,000	326,096
PPL Electric Utilities Corp. 6.25% due 5/15/2039	500,000	585,163

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	55

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Electric (continued)
Virginia Electric and Power Co. Sr. Nt. 8.875% due 11/15/2038	$200,000	$290,094

		2,219,660
Energy – 2.6%
Canadian Natural Resources Ltd. 6.25% due 3/15/2038	150,000	163,982
Cenovus Energy, Inc. Sr. Nt. 5.70% due 10/15/2019	400,000	436,897
Chesapeake Energy Corp. 7.00% due 8/15/2014	500,000	508,125
Dolphin Energy Ltd. Sr. Sec. Nt. 5.888% due 6/15/2019(2)	719,475	743,757
Husky Energy, Inc. Sr. Nt. 5.90% due 6/15/2014	250,000	278,283
Motiva Enterprises LLC Nt. 5.75% due 1/15/2020(2)	400,000	440,129
Suncor Energy, Inc. Sr. Nt. 6.50% due 6/15/2038	300,000	334,967
Tosco Corp. 8.125% due 2/15/2030	125,000	166,615
Transocean, Inc. Sr. Nt. 6.00% due 3/15/2018	200,000	184,070
Valero Energy Corp. Sr. Nt. 9.375% due 3/15/2019	150,000	181,693
Weatherford International Ltd. 5.15% due 3/15/2013	200,000	209,521
Western Oil Sands, Inc. 8.375% due 5/1/2012	350,000	388,749

		4,036,788
Entertainment – 0.4%
Time Warner, Inc. 7.57% due 2/1/2024	350,000	424,153
Viacom, Inc. 6.875% due 4/30/2036	200,000	226,413

		650,566

56	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Food And Beverage – 0.8%
Anheuser-Busch InBev Worldwide, Inc. 4.125% due 1/15/2015	$250,000	$261,706
Diageo Capital PLC 5.50% due 9/30/2016	125,000	139,953
Kraft Foods, Inc. Sr. Nt. 6.125% due 2/1/2018	300,000	340,470
6.50% due 2/9/2040	125,000	139,791
Mead Johnson Nutrition Co. 4.90% due 11/1/2019(2)	300,000	317,226

		1,199,146
Government Related – 0.9%
Korea Electric Power Corp. Sr. Nt. 5.50% due 7/21/2014(2)	250,000	269,715
Pemex Project Funding Master Trust 5.75% due 3/1/2018	175,000	183,328
Petrobras International Finance Co. 5.875% due 3/1/2018	400,000	411,673
RAS Laffan Liquefied Natural Gas Co. Ltd. Sr. Sec. Nt. 6.75% due 9/30/2019(2)	550,000	607,876

		1,472,592
Health Insurance – 0.1%
UnitedHealth Group, Inc. 6.50% due 6/15/2037	125,000	134,875

		134,875
Healthcare – 1.2%
Beckman Coulter, Inc. Sr. Nt. 7.00% due 6/1/2019	250,000	297,440
Becton Dickinson and Co. Sr. Nt. 5.00% due 5/15/2019	250,000	276,135
Express Scripts, Inc. Sr. Nt. 6.25% due 6/15/2014	300,000	339,665
Fisher Scientific International, Inc. 6.125% due 7/1/2015	200,000	206,000
Life Technologies Corp. Sr. Nt. 4.40% due 3/1/2015	250,000	258,594

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	57

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Healthcare (continued)
McKesson Corp. Sr. Nt. 7.50% due 2/15/2019	$200,000	$248,071
Zimmer Holdings, Inc. Sr. Nt. 4.625% due 11/30/2019	300,000	315,040

		1,940,945
Industrial - Other – 0.2%
Princeton University Sr. Nt. 5.70% due 3/1/2039	300,000	335,724

		335,724
Insurance - Life – 1.9%
AXA SA 6.463% due 12/31/2049(2)(4)	200,000	155,750
MetLife, Inc. 6.40% due 12/15/2036	125,000	110,000
Sr. Nt. Series A 6.817% due 8/15/2018	500,000	565,523
New York Life Insurance Co. Sub. Nt. 6.75% due 11/15/2039(2)	300,000	350,429
Prudential Financial, Inc. Sr. Nt. 7.375% due 6/15/2019	500,000	578,977
Symetra Financial Corp. 6.125% due 4/1/2016(2)(6)	300,000	301,850
Teachers Insurance & Annuity Association of America Nt. 6.85% due 12/16/2039(2)	300,000	349,424
The Hartford Financial Services Group, Inc. Sr. Nt. 5.50% due 3/30/2020	300,000	291,177
UnumProvident Finance Co. Sr. Nt. 6.85% due 11/15/2015(2)	300,000	318,620

		3,021,750
Insurance P&C – 1.4%
Ace INA Holdings, Inc. 5.80% due 3/15/2018	200,000	218,780
Allied World Assurance Co. Hldgs. Ltd. 7.50% due 8/1/2016	335,000	368,942
Berkshire Hathaway Finance Corp. 5.75% due 1/15/2040	400,000	423,553

58	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Insurance P&C (continued)
CNA Financial Corp. Sr. Nt. 6.00% due 8/15/2011	$300,000	$308,749
Liberty Mutual Group, Inc. 7.50% due 8/15/2036(2)	100,000	98,748
The Northwestern Mutual Life Insurance Co. Nt. 6.063% due 3/30/2040(2)	400,000	428,816
The Travelers Cos., Inc. Sr. Nt. 5.75% due 12/15/2017	300,000	328,268

		2,175,856
Media Cable – 1.3%
Comcast Corp. 6.45% due 3/15/2037	350,000	378,455
6.50% due 1/15/2017	500,000	572,919
Time Warner Cable, Inc. 5.40% due 7/2/2012	300,000	320,452
5.85% due 5/1/2017	700,000	768,566

		2,040,392
Media Noncable – 0.5%
Discovery Communications LLC 5.625% due 8/15/2019	300,000	324,744
News America Holdings, Inc. 8.00% due 10/17/2016	150,000	184,668
Scholastic Corp. Sr. Nt. 5.00% due 4/15/2013	300,000	288,000

		797,412
Metals And Mining – 2.1%
Allegheny Technologies, Inc. Sr. Nt. 9.375% due 6/1/2019	500,000	590,387
ArcelorMittal Sr. Nt. 6.125% due 6/1/2018	250,000	261,470
Cliffs Natural Resources, Inc. Sr. Nt. 5.90% due 3/15/2020	500,000	536,177
Freeport-McMoRan Copper & Gold, Inc. Sr. Nt. 8.375% due 4/1/2017	300,000	330,000
Noranda, Inc. 6.00% due 10/15/2015	200,000	216,418

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	59

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Metals And Mining (continued)
Peabody Energy Corp. Series B 6.875% due 3/15/2013	$500,000	$503,750
Steel Dynamics, Inc. 6.75% due 4/1/2015	500,000	501,875
Teck Resources Ltd. Sr. Nt. 5.375% due 10/1/2015	250,000	261,093
Vale Overseas Ltd. 6.25% due 1/23/2017	100,000	108,922

		3,310,092
Non Captive Consumer – 0.2%
Household Finance Corp. 6.375% due 11/27/2012	300,000	323,982

		323,982
Non Captive Diversified – 1.1%
GATX Corp. Sr. Nt. 4.75% due 10/1/2012 - 5/15/2015	450,000	471,219
General Electric Capital Corp. Sr. Nt. 5.625% due 5/1/2018	450,000	478,221
6.75% due 3/15/2032	200,000	215,248
International Lease Finance Corp. Sr. Nt. 4.875% due 9/1/2010	500,000	497,500

		1,662,188
Paper – 0.2%
Rock-Tenn Co. Sr. Sec. Nt. 8.20% due 8/15/2011	350,000	365,312

		365,312
Pharmaceuticals – 0.9%
Abbott Laboratories Sr. Nt. 5.125% due 4/1/2019	300,000	334,731
Amgen, Inc. 5.85% due 6/1/2017	100,000	115,915
Astrazeneca PLC 6.45% due 9/15/2037	150,000	181,770
Eli Lilly & Co. Sr. Nt. 4.20% due 3/6/2014	250,000	271,633

60	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Pharmaceuticals (continued)
Pfizer, Inc. Sr. Nt. 6.20% due 3/15/2019	$300,000	$356,519
Wyeth 5.95% due 4/1/2037	125,000	141,594

		1,402,162
Pipelines – 1.5%
Boardwalk Pipelines LLC 5.75% due 9/15/2019	400,000	418,856
Energy Transfer Partners LP Sr. Nt. 6.70% due 7/1/2018	225,000	241,959
8.50% due 4/15/2014	250,000	289,654
Enterprise Products Operating LLC 5.20% due 9/1/2020 8.375% due 8/1/2066(1)	500,000 100,000	513,505 99,875
Magellan Midstream Partners LP 6.55% due 7/15/2019	400,000	449,220
Williams Partners LP Sr. Nt. 5.25% due 3/15/2020(2)	350,000	357,898

		2,370,967
Railroads – 0.1%
Canadian National Railway Co. Sr. Nt. 5.85% due 11/15/2017	200,000	230,907

		230,907
REITs – 1.4%
Equity One, Inc. 6.25% due 12/15/2014	300,000	312,729
ERP Operating LP 5.375% due 8/1/2016	200,000	214,765
Liberty Property LP 7.25% due 3/15/2011	200,000	206,327
PPF Funding, Inc. 5.35% due 4/15/2012(2)(6)	200,000	203,158
ProLogis Sr. Sec. Nt. 6.875% due 3/15/2020	500,000	472,586
Regency Centers LP 6.75% due 1/15/2012	400,000	419,778
Westfield Group 5.40% due 10/1/2012(2)	350,000	370,976

		2,200,319

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	61

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Retailers – 1.2%
CVS Caremark Corp. 5.75% due 6/1/2017	$225,000	$250,308
Kohl’s Corp. Sr. Nt. 6.25% due 12/15/2017	350,000	407,673
Macy’s Retail Holdings, Inc. 5.90% due 12/1/2016	350,000	350,875
6.625% due 4/1/2011	350,000	357,437
Nordstrom, Inc. Sr. Nt. 6.25% due 1/15/2018	250,000	284,561
Target Corp. Sr. Nt. 7.00% due 1/15/2038	150,000	191,618

		1,842,472
Supermarkets – 0.2%
New Albertsons, Inc. Sr. Nt. 7.50% due 2/15/2011	350,000	356,125

		356,125
Technology – 1.1%
Agilent Technologies, Inc. Sr. Nt. 5.50% due 9/14/2015	250,000	269,092
Cisco Systems, Inc. 5.50% due 2/22/2016	125,000	143,999
Computer Sciences Corp. Sr. Nt. Series WI 6.50% due 3/15/2018	200,000	222,964
Corning, Inc. Sr. Nt. 6.625% due 5/15/2019	250,000	292,426
International Business Machines Corp. 5.70% due 9/14/2017	100,000	116,228
Kla-Tencor Corp. Sr. Nt. 6.90% due 5/1/2018	300,000	335,609
National Semiconductor Corp. 6.60% due 6/15/2017	250,000	280,080

		1,660,398
Wireless – 2.1%
America Movil S.A.B. de C.V. 5.00% due 10/16/2019(2)	500,000	516,725

62	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Wireless (continued)
American Tower Corp. Sr. Nt. 4.625% due 4/1/2015	$500,000	$520,118
Verizon Wireless Capital LLC Sr. Nt. 5.55% due 2/1/2014	300,000	336,344
Vodafone Group PLC Sr. Nt. 5.45% due 6/10/2019	300,000	321,141
6.15% due 2/27/2037	100,000	103,685

		1,798,013
Wirelines – 1.7%
AT&T, Inc. 6.30% due 1/15/2038	400,000	434,073
Deutsche Telekom International Finance BV 8.75% due 6/15/2030(1)	250,000	322,924
France Telecom S.A. 8.50% due 3/1/2031(1)	115,000	158,252
Qwest Communications International, Inc. 7.125% due 4/1/2018(2)	500,000	498,750
Qwest Corp. Sr. Nt. 7.875% due 9/1/2011	400,000	416,000
Telecom Italia Capital 5.25% due 10/1/2015	150,000	151,388
Verizon Communications, Inc. 5.55% due 2/15/2016	225,000	252,002
6.40% due 2/15/2038	350,000	385,723

		2,619,112
Total Corporate Bonds (Cost $49,830,506)		53,379,112

	Principal Amount	Value
Hybrid ARMS – 0.5%
FNMA 5.772% due 12/1/2036(1)(3)	428,355	455,169
6.113% due 8/1/2046(1)	295,829	310,655
Total Hybrid ARMS (Cost $729,135)		765,824

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	63

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Mortgage Pass-Through Securities – 18.5%
FHLMC 5.50% due 12/1/2040(7)	$1,700,000	$1,824,047
6.00% due 8/1/2039	5,872,738	6,381,464
7.00% due 9/1/2038	359,009	399,313
FNMA 4.50% due 12/1/2040(7)	4,200,000	4,352,905
5.00% due 12/1/2034 - 12/1/2039	8,298,841	8,793,940
5.50% due 4/1/2022(3)	215,405	233,012
5.50% due 12/1/2040(7)	5,350,000	5,742,893
6.00% due 8/1/2021	330,007	361,941
6.00% due 12/1/2040(7)	375,000	406,699
6.50% due 1/1/2013 - 7/1/2014	115,593	122,849
7.00% due 6/1/2012 - 6/1/2032	192,310	215,547
7.50% due 12/1/2029 - 2/1/2031	160,562	182,803
8.00% due 6/1/2030 - 9/1/2030	64,582	74,799
GNMA 6.00% due 12/15/2033	134,376	148,372
Total Mortgage Pass-Through Securities (Cost $28,646,782)		29,240,584

	Principal Amount	Value
Municipal Bonds – 2.3%
Arizona Water Infrastructure Finance Authority Revenue Water Quality-Series A 5.00% due 10/1/2027	300,000	326,565
California State General Obligation 5.25% due 4/1/2014	200,000	208,796
Chicago Illinois Metropolitan Water Reclamation District Greater Chicago General Obligation Build America Bonds-Taxable Direct Payment 5.72% due 12/1/2038	400,000	434,020
Illinois State Toll Highway Authority Toll Highway Revenue Build America Bonds-Series A 6.184% due 1/1/2034	400,000	414,296
Massachusetts Bay Transportation Authority Revenue Series A 5.25% due 7/1/2034	600,000	645,318
Massachusetts State Health & Educational Facilities Authority Revenue Harvard University-Series A 5.50% due 11/15/2036	340,000	381,041
New York City Municipal Water Finance Authority Water & Sewer Revenue Build America Bonds-Series EE 6.011% due 6/15/2042	400,000	424,384

64	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Municipal Bonds (continued)
Oregon School Board Association 4.759% due 6/30/2028	$200,000	$181,240
San Diego County California Water Authority Financing Agency Water Revenue Build America Bonds-Series B 6.138% due 5/1/2049	500,000	541,735
Total Municipal Bonds (Cost $3,363,872)		3,557,395

	Principal Amount	Value
U.S. Treasury – 3.8%
U.S. Treasury Bonds 4.375% due 11/15/2039	2,345,000	2,531,500
4.625% due 2/15/2040	1,309,000	1,471,397
U.S. Treasury Notes 3.50% due 5/15/2020	1,970,000	2,061,723
Total U.S. Treasury (Cost $5,660,805)		6,064,620

	Principal Amount	Value
Short-Term Investments – 7.8%
American Honda Finance Corp. 0.25% due 7/14/2010	2,700,000	2,699,756
General Electric Capital Corp. 0.27% due 7/14/2010(3)	2,000,000	1,999,805
Nestle Capital Corp. 0.12% due 7/14/2010(3)	450,000	449,981
Pepsico, Inc. 0.16% due 7/14/2010(3)	3,000,000	2,999,827
United Parcel Service, Inc. 0.14% due 7/14/2010(3)	2,100,000	2,099,894
Wheels, Inc. 0.30% due 7/14/2010(3)	2,000,000	1,999,783
Total Short-Term Investments (Cost $12,249,046)		12,249,046

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	65

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Repurchase Agreements – 1.3%

State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 6/30/2010, maturity value of $2,018,000, due 7/1/2010(8)	$2,018,000	$2,018,000
Total Repurchase Agreements (Cost $2,018,000)		2,018,000
Total Investments - 107.8% (Cost $163,703,828)		169,869,463
Other Liabilities, Net - (7.8)%		(12,272,844)
Total Net Assets - 100.0%		$157,596,619

(1)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at June 30, 2010.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2010, the aggregate market value of these securities amounted to $16,809,161, representing 10.7% of net assets of which $16,304,153 have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	Securities are segregated to cover to be announced securities, TBA.
(4)	Maturity is perpetual. Maturity date presented represents the next call date.
(5)

Non-income producing security. In case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table presents bonds that are in default.

Security	Coupon	Maturity Date	Principal Amount	Acquisition Cost	Value

Lehman Brothers Holdings Capital Trust VII	5.857%	11/29/2049	$200,000	$200,312	$20

(6)	The table below presents securities deemed illiquid by the investment adviser.

Security	Principal Amount	Cost	Value	Acquisition Date	% of Fund’s Net Assets

PPF Funding, Inc.	$200,000	$199,634	$203,158	4/4/2007	0.13%

Symetra Financial Corp.	300,000	298,671	301,850	3/23/2006	0.19%

(7)	TBA — To be announced.
(8)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

FHLB	4.375%	9/17/2010	$2,063,026

66	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2	Level 3	Total

Asset Backed Securities	$—	$10,109,511	$—	$10,109,511

Collateralized Mortgage Obligations	—	23,586,600	—	23,586,600

Senior Secured Loans	—	967,931	—	967,931

Commercial Mortgage-Backed Securities	—	27,930,840	—	27,930,840

Corporate Bonds	—	53,379,112	—	53,379,112

Hybrid ARMS	—	765,824	—	765,824

Mortgage Pass-Through Securities	—	29,240,584	—	29,240,584

Municipal Bonds	—	3,557,395	—	3,557,395

U.S. Treasury	—	6,064,620	—	6,064,620

Short-Term Investments	—	12,249,046	—	12,249,046

Repurchase Agreements	—	2,018,000	—	2,018,000

Total	$—	$169,869,463	$—	$169,869,463

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	67

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Asset Backed Securities – 14.3%
Ally Master Owner Trust 2010-3 A 2.88% due 4/15/2015(1)	$3,200,000	$3,245,014
American Express Credit Account Master Trust 2009-2 A 1.60% due 3/15/2017(2)	1,285,000	1,331,471
Ameriquest Mortgage Securities, Inc. 2003-5 A6 4.541% due 4/25/2033(2)	216,604	186,187
Bank of America Auto Trust 2010-1A A4 2.18% due 2/15/2017(1)	1,550,000	1,573,912
2009-2A A4 3.03% due 10/15/2016(1)	2,260,000	2,342,793
BMW Vehicle Lease Trust 2009-1 A4 3.66% due 8/15/2013	2,220,000	2,281,377
Capital One Multi-Asset Execution Trust 2005-A7 4.70% due 6/15/2015	550,000	587,834
CenterPoint Energy Transition Bond Co. LLC 2008-AA1 4.192% due 2/1/2020	835,300	901,298
2001-1 A4 5.63% due 9/15/2015	488,297	527,542
Chase Funding Mortgage Loan Trust 2004-1 1A6 4.266% due 6/25/2015	337,050	329,772
Chase Issuance Trust 2005-A6 A6 0.42% due 7/15/2014(2)	8,000,000	7,966,426
Chrysler Financial Lease Trust 2010-A A2 1.78% due 6/15/2011(1)	3,200,000	3,211,036
CitiFinancial Mortgage Securities, Inc. 2003-3 AF5 4.553% due 8/25/2033(2)	241,673	236,546
CNH Equipment Trust 2009-C A4 3.00% due 8/17/2015(3)	3,600,000	3,737,265
2007-C A4A 5.42% due 3/17/2014	513,728	529,727
DB Master Finance LLC 2006-1 A2 5.779% due 6/20/2031(1)	3,800,000	3,702,492

68	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Asset Backed Securities (continued)
Discover Card Master Trust 2010-A1 A1 1.00% due 9/15/2015(2)	$4,000,000	$4,021,432
Ford Credit Floorplan Master Owner Trust 2010-3 A2 2.05% due 2/15/2017(1)(2)	4,115,000	4,213,405
GE Capital Credit Card Master Note Trust 2010-3 A 2.21% due 6/15/2016(4)	2,100,000	2,108,820
2009-3 A 2.54% due 9/15/2014	2,250,000	2,276,632
GE Equipment Midticket LLC 2009-1 A3 2.34% due 6/17/2013	3,650,000	3,693,752
Hertz Vehicle Financing LLC 2009-2A A1 4.26% due 3/25/2014(1)	3,500,000	3,647,249
Honda Auto Receivables Owner Trust 2009-3 A3 2.31% due 5/15/2013	3,000,000	3,046,433
Hyundai Auto Receivables Trust 2009-A A4 3.15% due 3/15/2016	1,700,000	1,774,335
John Deere Owner Trust 2009-B A4 2.33% due 5/16/2016(3)	2,000,000	2,020,327
Mercedes-Benz Auto Receivables Trust 2009-1 A3 1.67% due 1/15/2014	2,000,000	2,021,700
Navistar Financial Corp. Owner Trust 2010-A A3 1.99% due 1/21/2014(1)	4,050,000	4,067,926
PG&E Energy Recovery Funding LLC 2005-1 A5 4.47% due 12/25/2014	580,000	619,963
Residential Asset Mortgage Products, Inc. 2003-RZ4 A5 4.66% due 2/25/2032	29,470	29,112
2002-RS4 AI5 6.163% due 8/25/2032(2)	25,408	14,412
USAA Auto Owner Trust 2010-1 A4 2.14% due 9/15/2015	1,500,000	1,525,271
World Omni Auto Receivables Trust 2010-A A4 2.21% due 5/15/2015	2,200,000	2,236,179

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	69

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Asset Backed Securities (continued)

World Omni Automobile Lease Securitization Trust 2009-A A3 1.65% due 2/15/2013	$1,900,000	$1,912,871
Total Asset Backed Securities (Cost $71,183,632)		71,920,511

	Principal Amount	Value
Collateralized Mortgage Obligations – 11.6%
Banc of America Mortgage Securities, Inc. 2003-2 1A4 4.875% due 4/25/2033(3)	1,656,348	1,658,106
Cendant Mortgage Corp. 2003-4 1A1 4.85% due 5/25/2033	1,607,681	1,632,457
Chase Mortgage Finance Corp. 2003-S10 A1 4.75% due 11/25/2018	1,294,899	1,345,245
2003-S14 3A1 5.50% due 1/25/2034	2,425,188	2,445,572
Countrywide Alternative Loan Trust 2004-35T2 A1 6.00% due 2/25/2035	680,044	661,738
CS First Boston Mortgage Securities Corp. 2003-8 2A1 5.00% due 4/25/2018	2,492,720	2,566,158
2003-27 5A2 5.25% due 1/25/2018	2,504,295	2,521,204
FHLMC 1534 Z 5.00% due 6/15/2023	131,072	131,080
20 H 5.50% due 10/25/2023	64,105	67,109
FNMA 2003-24 PU 3.50% due 11/25/2015	15,653	15,684
2003-63 GU 4.00% due 7/25/2033	12,738	13,153
2005-39 CL 5.00% due 12/25/2021	105,081	107,525
2006-45 AC 5.50% due 6/25/2036	68,935	70,113
2002-52 PB 6.00% due 2/25/2032	200,545	207,867

70	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
GMAC Mortgage Corp. Loan Trust 2004-J3 A6 5.25% due 7/25/2034	$3,625,957	$3,657,974
2004-J6 2A1 5.25% due 2/25/2035	1,448,550	1,461,748
GNMA 2002-93 NV 4.75% due 2/20/2032	8,680	8,763
J.P. Morgan Mortgage Trust 2005-A1 5A1 4.479% due 2/25/2035(2)	3,100,712	3,122,867
2004-S2 1A3 4.75% due 11/25/2019	2,625,775	2,642,614
Master Asset Securitization Trust 2003-5 2A1 5.00% due 6/25/2018	861,105	887,684
Morgan Stanley Mortgage Loan Trust 2004-1 1A9 4.50% due 11/25/2018	3,108,921	3,185,363
Prime Mortgage Trust 2004-2 A2 4.75% due 11/25/2019	3,258,083	3,346,211
RAAC Series 2005-SP1 2A10 5.25% due 9/25/2034	286,219	286,074
Residential Asset Mortgage Products, Inc. 2005-SL1 A4 6.00% due 5/25/2032	69,146	67,978
Residential Asset Securitization Trust 2003-A2 A1 4.25% due 5/25/2033	2,835,575	2,877,201
Residential Funding Mortgage Securities I 2004-S9 2A1 4.75% due 12/25/2019	1,906,534	1,895,139
2005-S1 2A1 4.75% due 2/25/2020	1,473,344	1,483,298
2003-S20 1A4 5.50% due 12/25/2033	3,802,082	3,902,004
Structured Asset Securities Corp. 2003-30 3A1 5.00% due 10/25/2033	2,662,080	2,667,897

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	71

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
Wells Fargo Mortgage Backed Securities Trust 2003-J 2A1 4.437% due 10/25/2033(2)	$1,606,261	$1,598,710
2003-8 A1 4.50% due 8/25/2018	1,462,689	1,504,600
2005-1 1A1 4.75% due 1/25/2020	2,627,846	2,683,488
2003-6 1A1 5.00% due 6/25/2018	2,010,816	2,074,199
2004-2 A1 5.00% due 1/25/2019	2,457,692	2,527,657
2003-17 1A4 5.50% due 1/25/2034	2,700,302	2,718,000
Total Collateralized Mortgage Obligations (Cost $57,911,249)		58,042,480

	Principal Amount	Value
Senior Secured Loans – 1.1%
Energy – 0.5%
CITGO Petroleum Corp. Term Loan C –% due 6/15/2017(5)	2,500,000	2,484,900

		2,484,900
Finance Companies – 0.2%
AGFS Funding Co. Term Loan B 7.25% due 4/21/2015(2)	800,000	777,400

		777,400
Food – 0.1%
Dole Food Co., Inc. Term Loan B 5.00% - 5.50% due 3/2/2017(2)	211,235	210,561
Term Loan C 5.00% - 5.50% due 3/2/2017(2)	524,656	522,982

		733,543
Healthcare – 0.1%
IMS Health, Inc. Term Loan B 5.25% due 2/26/2016(2)	742,680	736,739

		736,739

72	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Technology – 0.2%
Dealer Computer Services, Inc. Term Loan B 5.25% due 4/21/2017(2)	$762,637	$751,678

		751,678
Total Senior Secured Loans (Cost $5,459,686)		5,484,260

	Principal Amount	Value
Commercial Mortgage-Backed Securities – 22.3%
American Tower Trust 2007-1A AFX 5.42% due 4/15/2037(1)	2,052,000	2,207,969
Asset Securitization Corp. 1996-D3 A4 8.173% due 10/13/2026(2)	2,000,000	2,131,299
Banc of America Commercial Mortgage, Inc. 2004-1 A4 4.76% due 11/10/2039	2,000,000	2,071,552
2003-2 A3 4.873% due 3/11/2041	1,750,000	1,843,577
2001-PB1 A2 5.787% due 5/11/2035	1,752,713	1,802,985
Bear Stearns Commercial Mortgage Securities 2003-T10 A2 4.74% due 3/13/2040	2,000,000	2,106,592
2003-PWR2 A4 5.186% due 5/11/2039	2,095,000	2,220,918
1999-C1 B 6.20% due 2/14/2031	1,221,773	1,271,942
CDC Commercial Mortgage Trust 2002-FX1 B 5.856% due 5/15/2035	2,000,000	2,093,972
Chase Commercial Mortgage Securities Corp. 1998-1 F 6.56% due 5/18/2030(1)	1,316,000	1,409,799
Commercial Mortgage Asset Trust 1999-C1 A3 6.64% due 1/17/2032	57,826	57,826
Commercial Mortgage Pass-Through Certificates 2003-LB1A A1 3.251% due 6/10/2038	585,920	594,739
2004-LB2A A3 4.221% due 3/10/2039	1,497,408	1,507,800

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	73

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
Crown Castle Towers LLC Sr. Sec. Nt. 4.523% due 1/15/2015(1)	$1,950,000	$2,034,618
2006-1A AFX 5.245% due 11/15/2036(1)	1,811,000	1,874,459
CS First Boston Mortgage Securities Corp. 2003-C3 A5 3.936% due 5/15/2038	2,000,000	2,062,937
2002-CP5 A1 4.106% due 12/15/2035	882,918	902,821
2004-C5 A2 4.183% due 11/15/2037	150,220	150,255
2004-C2 A2 5.416% due 5/15/2036	3,758,000	3,956,722
2001-CP4 A4 6.18% due 12/15/2035	1,188,675	1,220,353
2001-CK1 A3 6.38% due 12/18/2035	395,057	399,197
1997-C2 F 7.46% due 1/17/2035	2,425,000	2,666,783
First Union National Bank Commercial Mortgage Trust 2001-C4 A2 6.223% due 12/12/2033	2,635,505	2,749,431
First Union-Lehman Brothers-Bank of America 1998-C2 E 6.778% due 11/18/2035	4,016,000	4,339,275
GE Capital Commercial Mortgage Corp. 2003-C2 A2 4.17% due 7/10/2037	124,144	124,175
2004-C1 A3 4.596% due 11/10/2038	355,000	365,522
2003-C2 A4 5.145% due 7/10/2037	2,500,000	2,676,413
GMAC Commercial Mortgage Securities, Inc. 2003-C2 A2 5.476% due 5/10/2040(2)	2,690,000	2,913,314
Greenwich Capital Commercial Funding Corp. 2005-GG3 A2 4.305% due 8/10/2042	197,967	200,015
2005-GG3 A3 4.569% due 8/10/2042	4,000,000	4,049,714
2004-GG1 A7 5.317% due 6/10/2036	3,550,000	3,794,739
GS Mortgage Securities Corp. II 2004-GG2 A3 4.602% due 8/10/2038	194,183	195,560

74	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
Hilton Hotel Pool Trust 2000-HLTA A1 7.055% due 10/3/2015(1)	$251,653	$254,547
J.P. Morgan Chase Commercial Mortgage Securities Corp. 2002-C1 A2 4.914% due 7/12/2037	838,271	852,251
2003-CB6 A2 5.255% due 7/12/2037	3,450,000	3,696,343
2001-C1 A3 5.857% due 10/12/2035	3,142,861	3,260,941
2001-CIBC A3 6.26% due 3/15/2033	969,112	982,274
LB Commercial Conduit Mortgage Trust 1998-C1 F 6.30% due 2/18/2030(1)	2,500,000	2,670,607
LB UBS Commercial Mortgage Trust 2003-C7 A4 4.931% due 9/15/2035	4,025,000	4,248,204
2002-C7 A4 4.96% due 12/15/2031	1,500,000	1,587,609
2003-C8 A4 5.124% due 11/15/2032	3,515,000	3,754,941
2002-C1 A4 6.462% due 3/15/2031	3,570,000	3,785,896
Merrill Lynch Mortgage Investors Trust 1998-C3 D 6.848% due 12/15/2030(2)	4,500,000	4,935,134
Morgan Stanley Capital I 2004-HQ3 A3 4.49% due 1/13/2041	761,896	779,026
2004-HQ3 A4 4.80% due 1/13/2041	1,685,000	1,767,910
2003-T11 A3 4.85% due 6/13/2041	863,108	881,116
2005-HQ7 AAB 5.353% due 11/14/2042(2)	1,253,000	1,323,859
Morgan Stanley Dean Witter Capital I 2002-IQ2 B 5.93% due 12/15/2035	1,388,000	1,470,437
Prudential Securities Secured Financing Corp. 1998-C1 D 7.141% due 1/15/2013(2)	109,347	109,926

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	75

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
Salomon Brothers Mortgage Securities VII, Inc. 2002-KEY2 A2 4.467% due 3/18/2036	$1,200,541	$1,237,346
1999-C1 G 6.747% due 5/18/2032(1)(2)	1,258,000	1,331,132
TIAA Real Estate CDO Ltd. 2001-C1A H 5.77% due 6/19/2033(1)	4,000,000	4,308,257
Wachovia Bank Commercial Mortgage Trust 2004-C10 A4 4.748% due 2/15/2041	1,889,000	2,003,958
2004-C11 A5 5.215% due 1/15/2041	3,000,000	3,142,853
2005-C21 APB 5.347% due 10/15/2044(2)	1,000,000	1,040,386
2005-C21 A4 5.382% due 10/15/2044(2)	4,000,000	4,280,065
Total Commercial Mortgage-Backed Securities (Cost $110,234,307)		111,702,291

	Principal Amount	Value
Corporate Bonds – 36.0%
Aerospace & Defense – 0.4%
L-3 Communications Corp. Sr. Sub. Nt. 6.125% due 7/15/2013	1,750,000	1,767,500

		1,767,500
Automotive – 0.7%
Daimler Finance North America LLC 5.875% due 3/15/2011	1,000,000	1,030,366
Ford Motor Credit Co. LLC Sr. Nt. 7.25% due 10/25/2011	2,500,000	2,568,175

		3,598,541
Banking – 4.6%
American Express Travel Related Services Co., Inc. Sr. Nt. 5.25% due 11/21/2011(1)	2,000,000	2,078,048
Barclays Bank PLC Sr. Nt. 2.50% due 1/23/2013	1,500,000	1,493,926
Capital One Financial Corp. Sr. Nt. 5.70% due 9/15/2011	2,000,000	2,080,578

76	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

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June 30, 2010 (unaudited)	Principal Amount	Value
Banking (continued)
Citigroup, Inc. Sr. Nt. 5.10% due 9/29/2011	$2,000,000	$2,056,492
Countrywide Home Loans, Inc. Ser. L 4.00% due 3/22/2011	850,000	865,504
Credit Suisse/New York NY Sr. Nt. 3.45% due 7/2/2012	1,250,000	1,291,075
Deutsche Bank AG Sr. Nt. 2.375% due 1/11/2013	1,500,000	1,507,986
Fifth Third Bancorp Sr. Nt. 6.25% due 5/1/2013	1,500,000	1,631,955
Merrill Lynch & Co., Inc. Sr. Nt. Ser. B 4.50% due 11/4/2010	1,000,000	1,009,276
Morgan Stanley Sr. Nt. 5.05% due 1/21/2011	1,250,000	1,268,580
6.60% due 4/1/2012	1,250,000	1,326,556
Rabobank Nederland N.V. Nt. 2.65% due 8/17/2012(1)	750,000	764,710
Regions Financial Corp. Sr. Nt. 4.875% due 4/26/2013	2,000,000	2,010,342
Santander Holdings U.S.A., Inc. Sr. Nt. 4.80% due 9/1/2010	350,000	352,047
Santander U.S. Debt S.A. Unipersonal 2.485% due 1/18/2013(1)	1,500,000	1,453,200
The Goldman Sachs Group, Inc. Sr. Nt. 3.625% due 8/1/2012	2,000,000	2,037,412

		23,227,687
Brokerage – 0.3%
BlackRock, Inc. Sr. Nt. 2.25% due 12/10/2012	1,500,000	1,531,232

		1,531,232
Building Materials – 0.9%
CRH America, Inc. 5.625% due 9/30/2011	1,614,000	1,675,347

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	77

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Building Materials (continued)
Lafarge S.A. Sr. Nt. 6.15% due 7/15/2011	$1,750,000	$1,793,452
Masco Corp. Sr. Nt. 5.875% due 7/15/2012	850,000	874,828

		4,343,627
Chemicals – 0.9%
Airgas, Inc. Sr. Nt. 2.85% due 10/1/2013	2,000,000	2,016,774
The Dow Chemical Co. Sr. Nt. 4.85% due 8/15/2012	2,500,000	2,637,138

		4,653,912
Consumer Products – 0.5%
Newell Rubbermaid, Inc. Sr. Nt. 5.50% due 4/15/2013	2,000,000	2,143,136
Whirlpool Corp. Nt. 8.00% due 5/1/2012	500,000	546,984

		2,690,120
Distributors – 0.2%
ONEOK, Inc. 7.125% due 4/15/2011	1,040,000	1,085,944

		1,085,944
Electric – 3.4%
AEP Texas North Co. Sr. Nt. Ser. B 5.50% due 3/1/2013	1,350,000	1,460,948
Allegheny Energy Supply Co. LLC Sr. Nt. 7.80% due 3/15/2011	700,000	734,509
EDP Finance BV Sr. Nt. 5.375% due 11/2/2012(1)	1,500,000	1,541,159
FirstEnergy Corp. Sr. Nt. Ser. B 6.45% due 11/15/2011	2,000,000	2,112,486
FPL Group Capital, Inc. 5.625% due 9/1/2011	1,400,000	1,463,731

78	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

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June 30, 2010 (unaudited)	Principal Amount	Value
Electric (continued)
MidAmerican Energy Holdings Co. Sr. Nt. 3.15% due 7/15/2012	$1,250,000	$1,281,620
Mirant Mid Atlantic Pass Through Trust Ser. A 8.625% due 6/30/2012	1,867,700	1,905,054
National Rural Utilities Cooperative Finance Corp. Sr. Sec. Nt. 2.625% due 9/16/2012	1,050,000	1,077,208
New York State Electric & Gas Corp. Sr. Nt. 5.50% due 11/15/2012	1,732,000	1,855,533
NiSource Finance Corp. Sr. Nt. 7.875% due 11/15/2010	1,250,000	1,277,465
Oncor Electric Delivery Co. Sr. Sec. Nt. 6.375% due 5/1/2012	750,000	810,125
Pacific Gas & Electric Co. Sr. Nt. 4.20% due 3/1/2011	650,000	663,307
Virginia Electric and Power Co. Sr. Nt. 4.50% due 12/15/2010	726,000	737,445

		16,920,590
Energy – 1.7%
BP Capital Markets PLC 3.125% due 3/10/2012	1,300,000	1,201,880
Chesapeake Energy Corp. 7.00% due 8/15/2014	2,500,000	2,540,625
Chevron Corp. 3.45% due 3/3/2012	500,000	521,112
OPTI Canada, Inc. Sr. Sec. Nt. 9.00% due 12/15/2012(1)	1,500,000	1,515,000
Transocean, Inc. Ser. A 1.625% due 12/15/2037	2,500,000	2,421,875
XTO Energy, Inc. 5.00% due 8/1/2010	350,000	351,011

		8,551,503
Entertainment – 0.4%
Time Warner, Inc. 5.50% due 11/15/2011	1,750,000	1,844,442

		1,844,442

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SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Environmental – 0.3%
Allied Waste North America, Inc. 6.375% due 4/15/2011	$1,000,000	$1,033,590
Sr. Sec. Nt. 6.50% due 11/15/2010	350,000	357,118

		1,390,708
Food And Beverage – 2.6%
Anheuser-Busch Cos., Inc. 5.625% due 10/1/2010	375,000	378,886
Anheuser-Busch InBev Worldwide, Inc. 2.50% due 3/26/2013(1)	1,000,000	1,011,855
3.00% due 10/15/2012	1,000,000	1,026,548
Diageo Finance BV 3.875% due 4/1/2011	600,000	609,437
Dr. Pepper Snapple Group, Inc. 1.70% due 12/21/2011	1,500,000	1,508,343
Kraft Foods, Inc. Sr. Nt. 2.625% due 5/8/2013	2,000,000	2,037,908
Mead Johnson Nutrition Co. Sr. Nt. 3.50% due 11/1/2014(1)	1,750,000	1,811,737
PepsiAmericas, Inc. 5.625% due 5/31/2011	450,000	468,304
SABMiller PLC 6.20% due 7/1/2011(1)	1,795,000	1,875,872
Wrigley Wm. Jr. Co. 2.45% due 6/28/2012(1)	1,250,000	1,252,025
3.05% due 6/28/2013(1)	1,250,000	1,256,823

		13,237,738
Government Related – 0.3%
Ras Laffan Liquefied Natural Gas Co. Ltd. Sr. Sec. Nt. 4.50% due 9/30/2012(1)	1,250,000	1,298,181

		1,298,181
Health Insurance – 0.1%
UnitedHealth Group, Inc. Sr. Nt. 5.125% due 11/15/2010	350,000	355,086

		355,086
Healthcare – 1.6%
AmerisourceBergen Corp. 5.625% due 9/15/2012	1,750,000	1,896,785

80	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

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June 30, 2010 (unaudited)	Principal Amount	Value
Healthcare (continued)
CareFusion Corp. Sr. Nt. 4.125% due 8/1/2012	$1,085,000	$1,133,389
Express Scripts, Inc. Sr. Nt. 5.25% due 6/15/2012	1,200,000	1,281,992
Fresenius Medical Care Capital Trust IV 7.875% due 6/15/2011	850,000	878,688
Life Technologies Corp. Sr. Nt. 3.375% due 3/1/2013	1,500,000	1,533,258
Thermo Fisher Scientific, Inc. Sr. Nt. 2.15% due 12/28/2012	1,500,000	1,517,365

		8,241,477
Home Construction – 0.3%
KB HOME 6.375% due 8/15/2011	1,395,000	1,415,925

		1,415,925
Insurance - Life – 2.5%
Genworth Financial, Inc. Sr. Nt. 5.65% due 6/15/2012	2,500,000	2,548,642
Lincoln National Corp. Sr. Nt. 5.65% due 8/27/2012	2,285,000	2,416,842
Metropolitan Life Global Funding I Nt. 2.875% due 9/17/2012(1)	2,000,000	2,047,518
New York Life Global Funding 2.25% due 12/14/2012(1)	1,200,000	1,223,206
Prudential Financial, Inc. Sr. Nt. Ser. D 5.10% due 12/14/2011	2,000,000	2,088,026
The Hartford Financial Services Group, Inc. Sr. Nt. 5.25% due 10/15/2011	2,000,000	2,070,190

		12,394,424
Insurance P&C – 1.6%
CNA Financial Corp. Sr. Nt. 6.00% due 8/15/2011	2,000,000	2,058,330

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SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Insurance P&C (continued)
Marsh & McLennan Cos., Inc. Sr. Nt. 4.85% due 2/15/2013	$2,000,000	$2,109,166
Travelers Property Casualty Corp. 5.00% due 3/15/2013	1,500,000	1,605,526
XL Capital Finance Europe PLC 6.50% due 1/15/2012	2,000,000	2,093,032

		7,866,054
Lodging – 0.3%
Royal Caribbean Cruises Ltd. Sr. Nt. 7.00% due 6/15/2013	1,500,000	1,492,500

		1,492,500
Media Cable – 1.0%
Comcast Corp. 5.45% due 11/15/2010	500,000	508,258
Cox Communications, Inc. 4.625% due 6/1/2013	1,200,000	1,279,496
Sr. Nt. 7.75% due 11/1/2010	1,000,000	1,020,312
Time Warner Cable, Inc. 5.40% due 7/2/2012	2,000,000	2,136,350

		4,944,416
Media Noncable – 0.4%
Rainbow National Services LLC 8.75% due 9/1/2012(1)	800,000	802,000
Scholastic Corp. Sr. Nt. 5.00% due 4/15/2013	1,500,000	1,440,000

		2,242,000
Metals And Mining – 2.2%
ArcelorMittal Sr. Nt. 5.375% due 6/1/2013	1,500,000	1,577,550
BHP Billiton Finance USA Ltd. 5.00% due 12/15/2010	350,000	356,235
Freeport-McMoRan Copper & Gold, Inc. Sr. Nt. 8.25% due 4/1/2015	2,000,000	2,170,000
Peabody Energy Corp. Ser. B 6.875% due 3/15/2013	1,500,000	1,511,250

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June 30, 2010 (unaudited)	Principal Amount	Value
Metals And Mining (continued)
Rio Tinto Alcan, Inc. Sr. Nt. 4.875% due 9/15/2012	$1,000,000	$1,061,361
6.45% due 3/15/2011	900,000	931,322
Steel Dynamics, Inc. 7.375% due 11/1/2012	1,950,000	2,018,250
Xstrata Finance Canada Ltd. 5.50% due 11/16/2011(1)	1,500,000	1,559,370

		11,185,338
Non Captive Consumer – 0.4%
SLM Corp. Sr. Nt. Ser. A 5.40% due 10/25/2011	2,250,000	2,236,682

		2,236,682
Non Captive Diversified – 1.0%
GATX Corp. Sr. Nt. 4.75% due 10/1/2012	1,200,000	1,263,283
General Electric Capital Corp. Sr. Nt. 2.80% due 1/8/2013	2,000,000	2,022,208
International Lease Finance Corp. Sr. Nt. 4.875% due 9/1/2010	1,500,000	1,492,500

		4,777,991
Packaging – 0.2%
Bemis Co., Inc. Sr. Nt. 4.875% due 4/1/2012	790,000	818,355

		818,355
Paper – 0.2%
Rock-Tenn Co. Sr. Sec. Nt. 8.20% due 8/15/2011	1,200,000	1,252,500

		1,252,500
Pharmaceuticals – 0.5%
Eli Lilly & Co. Sr. Nt. 3.55% due 3/6/2012	650,000	677,817
Pfizer, Inc. Sr. Nt. 4.45% due 3/15/2012	650,000	685,730

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SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Pharmaceuticals (continued)
Roche Holdings, Inc. 4.50% due 3/1/2012(1)	$1,050,000	$1,105,677

		2,469,224
Pipelines – 1.8%
Energy Transfer Partners LP Sr. Nt. 5.65% due 8/1/2012	2,000,000	2,120,588
Enterprise Products Operating LLC 4.60% due 8/1/2012	2,500,000	2,614,690
Kinder Morgan Energy Partners LP 7.125% due 3/15/2012	550,000	591,200
Kinder Morgan, Inc. Sr. Nt. 6.50% due 9/1/2012	1,750,000	1,806,875
Plains All American Pipeline LP 4.25% due 9/1/2012	2,000,000	2,089,514

		9,222,867
REITs – 1.6%
Camden Property Trust Sr. Nt. 5.875% due 11/30/2012	750,000	800,560
Liberty Property LP Sr. Nt. 6.375% due 8/15/2012	1,000,000	1,070,721
Mack-Cali Realty LP Sr. Nt. 7.75% due 2/15/2011	1,200,000	1,236,128
Regency Centers LP 6.75% due 1/15/2012	1,700,000	1,784,056
7.95% due 1/15/2011	350,000	359,950
Simon Property Group LP Sr. Nt. 5.30% due 5/30/2013	1,500,000	1,613,717
Westfield Capital Corp. Ltd. 4.375% due 11/15/2010(1)	1,150,000	1,162,483

		8,027,615
Retailers – 0.6%
Macy’s Retail Holdings, Inc. 5.35% due 3/15/2012	2,000,000	2,045,000
The Home Depot, Inc. Sr. Nt. 5.20% due 3/1/2011	1,000,000	1,025,177

		3,070,177

84	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

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June 30, 2010 (unaudited)	Principal Amount	Value
Supermarkets – 0.2%
Safeway, Inc. 4.95% due 8/16/2010	$300,000	$301,115
The Kroger Co. 6.80% due 4/1/2011	550,000	570,361

		871,476
Technology – 1.0%
Agilent Technologies, Inc. Sr. Nt. 4.45% due 9/14/2012	1,500,000	1,565,218
Hewlett-Packard Co. Sr. Nt. 4.25% due 2/24/2012	500,000	526,900
Maxim Integrated Products, Inc. Sr. Nt. 3.45% due 6/14/2013	2,000,000	2,016,368
National Semiconductor Corp. Sr. Nt. 6.15% due 6/15/2012	750,000	803,197

		4,911,683
Wireless – 0.2%
Cellco Part/Veri Wireless Sr. Nt. 5.25% due 2/1/2012	930,000	985,813

		985,813
Wirelines – 1.1%
Qwest Corp. Sr. Nt. 7.875% due 9/1/2011	2,500,000	2,600,000
Telecom Italia Capital S.A. 4.875% due 10/1/2010	1,250,000	1,259,250
Telefonica Emisiones SAU 2.582% due 4/26/2013	1,500,000	1,489,682

		5,348,932
Total Corporate Bonds (Cost $178,717,743)		180,272,260

	Principal Amount	Value
Government Agencies – 1.3%
Bank of America Corp. 3.125% due 6/15/2012(6)	1,000,000	1,044,330
Federal Farm Credit Bank 1.875% due 12/7/2012	4,760,000	4,862,354

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SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Government Agencies (continued)

PNC Funding Corp. 2.30% due 6/22/2012(6)	$450,000	$463,337
Total Government Agencies (Cost $6,239,641)		6,370,021

	Principal Amount	Value
Hybrid ARMS – 0.0%

FNMA 6.113% due 8/1/2046(2)	103,596	108,787
Total Hybrid ARMS (Cost $104,531)		108,787

	Principal Amount	Value
Mortgage-Backed Securities – 0.0%

FHLMC 7.00% due 9/1/2038	172,324	191,671
Total Mortgage-Backed Securities (Cost $179,214)		191,671

	Principal Amount	Value
U.S. Treasury – 3.7%
U.S. Treasury Notes 0.75% due 5/31/2012	3,990,000	4,001,531
1.125% due 6/15/2013	12,500,000	12,553,751
1.875% due 6/30/2015	1,900,000	1,908,164
Total U.S. Treasury (Cost $18,446,568)		18,463,446

86	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

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	Principal Amount	Value
Repurchase Agreements – 4.3%

State Street Bank and Trust Co. Repurchase Agreement, 0.00%, dated 6/30/2010, maturity value of $21,485,000, due 7/1/2010(7)	$21,485,000	$21,485,000
Total Repurchase Agreements (Cost $21,485,000)		21,485,000
Total Investments - 94.6% (Cost $469,961,571)		474,040,727
Other Assets, Net - 5.4%		26,967,027
Total Net Assets - 100.0%		$501,007,754

(1)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2010, the aggregate market value of these securities amounted to $65,854,079, representing 13.1% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at June 30, 2010.
(3)	Securities are segregated for anticipated collateral requirements.
(4)	Fair valued security. See 1a in Notes to Financial Statements.
(5)	Rate to be determined on settlement date.
(6)	Classified under Government Agencies as a result of participation in the U.S. Government Troubled Asset Relief Program.
(7)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

FHLMC	1.45%	9/10/2010	$21,916,125

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SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2	Level 3	Total

Asset Backed Securities	$—	$71,920,511	$—	$71,920,511

Collateralized Mortgage Obligations	—	58,042,480	—	58,042,480

Senior Secured Loans	—	5,484,260	—	5,484,260

Commercial Mortgage-Backed Securities	—	111,702,291	—	111,702,291

Corporate Bonds	—	180,272,260	—	180,272,260

Government Agencies	—	6,370,021	—	6,370,021

Hybrid ARMS	—	108,787	—	108,787

Mortgage-Backed Securities	—	191,671	—	191,671

U.S. Treasury	—	18,463,446	—	18,463,446

Repurchase Agreements	—	21,485,000	—	21,485,000

Total	$—	$474,040,727	$—	$474,040,727

88	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS HIGH YIELD BOND FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Corporate Bonds – 94.4%
Aerospace/Defense – 1.6%
BE Aerospace, Inc. Sr. Nt. 8.50% due 7/1/2018	$460,000	$483,000
Moog, Inc. Sr. Sub. Nt. 7.25% due 6/15/2018	450,000	441,000
Triumph Group, Inc. 8.00% due 11/15/2017	290,000	276,950
8.625% due 7/15/2018(1)	530,000	540,600

		1,741,550
Airlines – 0.3%
Delta Air Lines, Inc. Sr. Sec. Nt. 9.50% due 9/15/2014(1)	270,000	283,500

		283,500
Automotive – 5.2%
Allison Transmission, Inc. 11.00% due 11/1/2015(1)	600,000	628,500
American Axle & Manufacturing Holdings, Inc. Sr. Sec. Nt. 9.25% due 1/15/2017(1)	250,000	257,500
Ford Motor Credit Co. LLC Sr. Nt. 7.00% due 4/15/2015	280,000	276,968
8.00% due 12/15/2016	700,000	715,814
8.125% due 1/15/2020	560,000	571,587
8.70% due 10/1/2014	510,000	531,516
Goodyear Tire & Rubber Co. Sr. Nt. 8.625% due 12/1/2011	91,000	94,640
8.75% due 8/15/2020	280,000	286,300
Lear Corp. 7.875% due 3/15/2018	280,000	280,700
8.125% due 3/15/2020	450,000	451,125
Navistar International Corp. 8.25% due 11/1/2021	700,000	710,500
TRW Automotive, Inc. 7.25% due 3/15/2017(1)	300,000	291,000
Sr. Nt. 8.875% due 12/1/2017(1)	600,000	618,000

		5,714,150
Banking – 1.7%
Bank of America Corp. Ser. M 8.125% due 5/15/2018(2)(3)	730,000	705,129

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SCHEDULE OF INVESTMENTS — RS HIGH YIELD BOND FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Banking (continued)
Citigroup Capital XXI 8.30% due 12/21/2057	$580,000	$564,884
Zions Bancorporation Sr. Nt. 7.75% due 9/23/2014	550,000	560,438

		1,830,451
Brokerage – 1.3%
E*Trade Financial Corp. Sr. Nt. 12.50% due 11/30/2017(4)	584,000	620,500
Penson Worldwide, Inc. Sr. Sec. Nt. 12.50% due 5/15/2017(1)	840,000	831,600

		1,452,100
Chemicals – 1.6%
Hexion US Finance Corp. Sr. Sec. Nt. 8.875% due 2/1/2018	580,000	523,450
Huntsman International LLC Sr. Sub. Nt. 8.625% due 3/15/2020(1)	270,000	249,750
Koppers, Inc. 7.875% due 12/1/2019	300,000	303,000
LBI Escrow Corp. Sr. Sec. Nt. 8.00% due 11/1/2017(1)	420,000	432,600
NOVA Chemicals Corp. Sr. Nt. 8.375% due 11/1/2016	240,000	238,800

		1,747,600
Construction Machinery – 0.4%
Case New Holland, Inc. Sr. Nt. 7.875% due 12/1/2017(1)	480,000	483,600

		483,600
Consumer Cyclical Services – 1.1%
Live Nation Entertainment, Inc. Sr. Nt. 8.125% due 5/15/2018(1)	220,000	213,400
NCO Group, Inc. Sr. Nt. 5.311% due 11/15/2013(2)	165,000	140,250

90	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

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June 30, 2010 (unaudited)	Principal Amount	Value
Consumer Cyclical Services (continued)
Service Corp. International Sr. Nt. 7.625% due 10/1/2018	$490,000	$496,125
Travelport LLC Sr. Nt. 5.163% due 9/1/2014(2)	440,000	411,400

		1,261,175
Consumer Products – 1.2%
Colt Defense LLC Sr. Nt. 8.75% due 11/15/2017(1)	280,000	221,900
Easton-Bell Sports, Inc. Sr. Sec. Nt. 9.75% due 12/1/2016(1)	620,000	641,700
Jarden Corp. Sr. Nt. 7.50% due 5/1/2017	320,000	313,600
8.00% due 5/1/2016	170,000	174,675

		1,351,875
Distributors – 0.1%
Inergy LP 8.75% due 3/1/2015	160,000	162,800

		162,800
Electric – 5.6%
Calpine Corp. Sr. Sec. Nt. 7.25% due 10/15/2017(1)	560,000	537,600
Dynegy Holdings, Inc. Sr. Nt. 7.50% due 6/1/2015(1)	360,000	283,050
Edison Mission Energy Sr. Nt. 7.50% due 6/15/2013	400,000	344,000
Midwest Generation LLC Ser. B 8.56% due 1/2/2016	403,647	398,601
Mirant Americas Generation LLC Sr. Nt. 8.50% due 10/1/2021	150,000	139,500
Mirant Mid Atlantic Pass Through Tr. Ser. A 8.625% due 6/30/2012	186,943	190,682
Ser. B 9.125% due 6/30/2017	429,373	443,865

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SCHEDULE OF INVESTMENTS — RS HIGH YIELD BOND FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Electric (continued)
Mirant North America LLC 7.375% due 12/31/2013	$380,000	$388,550
North American Energy Alliance LLC Sr. Sec. Nt. 10.875% due 6/1/2016(1)	760,000	782,800
NRG Energy, Inc. Sr. Nt. 7.375% due 1/15/2017	645,000	638,550
Texas Competitive Electric Holdings Co. LLC Ser. A 10.25% due 11/1/2015(5)	1,180,000	778,800
Ser. B 10.25% due 11/1/2015(5)	740,000	488,400
The AES Corp. Sr. Nt. 8.00% due 10/15/2017 - 6/1/2020	720,000	725,400

		6,139,798
Energy – 13.8%
Allis-Chalmers Energy, Inc. 9.00% due 1/15/2014	570,000	525,825
Alon Refining Krotz Springs, Inc. Sr. Sec. Nt. 13.50% due 10/15/2014	320,000	308,800
Anadarko Petroleum Corp. Sr. Nt. 5.95% due 9/15/2016	600,000	516,418
Antero Resources Finance Corp. Sr. Nt. 9.375% due 12/1/2017(1)	150,000	150,000
Atlas Energy Operating Co. LLC 10.75% due 2/1/2018	530,000	565,113
Berry Petroleum Co. Sr. Sub. Nt. 8.25% due 11/1/2016	110,000	106,425
Sr. Nt. 10.25% due 6/1/2014	450,000	483,750
Chesapeake Energy Corp. 6.25% due 1/15/2018	450,000	454,500
7.00% due 8/15/2014	300,000	304,875
9.50% due 2/15/2015	500,000	552,500
CITGO Petroleum Corp. Sr. Sec. Nt. 11.50% due 7/1/2017(1)	945,000	937,912
Complete Production Services, Inc. Sr. Nt. 8.00% due 12/15/2016	370,000	361,675

92	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

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June 30, 2010 (unaudited)	Principal Amount	Value
Energy (continued)
Connacher Oil and Gas Ltd. Sr. Sec. Nt. 10.25% due 12/15/2015(1)	$600,000	$592,500
11.75% due 7/15/2014(1)	300,000	321,000
Continental Resources, Inc. Sr. Nt. 7.375% due 10/1/2020(1)	280,000	275,100
8.25% due 10/1/2019	270,000	282,150
Denbury Resources, Inc. 8.25% due 2/15/2020	578,000	604,010
9.75% due 3/1/2016	320,000	345,600
Expro Finance Luxembourg SCA Sr. Sec. Nt. 8.50% due 12/15/2016(1)	250,000	238,750
Linn Energy LLC 9.875% due 7/1/2018	290,000	307,400
11.75% due 5/15/2017	280,000	317,800
OPTI Canada, Inc. Sr. Sec. Nt. 8.25% due 12/15/2014	1,515,000	1,318,050
9.00% due 12/15/2012(1)	200,000	202,000
Quicksilver Resources, Inc. 7.125% due 4/1/2016	860,000	793,350
8.25% due 8/1/2015	270,000	266,625
Sr. Nt. 11.75% due 1/1/2016	400,000	441,000
Rosetta Resources, Inc. 9.50% due 4/15/2018(1)	280,000	278,600
SandRidge Energy, Inc. 8.625% due 4/1/2015(4)	280,000	271,950
Sr. Nt. 9.875% due 5/15/2016(1)	250,000	253,750
Stallion Oilfield Holdings Ltd. Sr. Sec. Nt. 10.50% due 2/15/2015(1)	900,000	846,000
Tesoro Corp. 9.75% due 6/1/2019	300,000	311,250
Transocean, Inc. Ser. B 1.50% due 12/15/2037	600,000	532,500
Venoco, Inc. 11.50% due 10/1/2017	1,130,000	1,152,600

		15,219,778

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	93

SCHEDULE OF INVESTMENTS — RS HIGH YIELD BOND FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Entertainment – 0.3%
WMG Acquisition Corp. Sr. Sec. Nt. 9.50% due 6/15/2016	$340,000	$362,100

		362,100
Food And Beverage – 2.3%
Aramark Corp. Sr. Nt. 3.844% due 2/1/2015(2)	135,000	124,200
8.50% due 2/1/2015	955,000	964,550
Constellation Brands, Inc. Ser. B 7.25% due 5/15/2017	180,000	182,475
Michael Foods, Inc. Sr. Nt. 9.75% due 7/15/2018(1)	750,000	770,625
Reddy Ice Corp. Sr. Sec. Nt. 11.25% due 3/15/2015(1)	450,000	463,500

		2,505,350
Gaming – 4.1%
Boyd Gaming Corp. Sr. Sub. Nt. 6.75% due 4/15/2014	200,000	175,000
7.125% due 2/1/2016	400,000	329,000
Harrah’s Operating Co., Inc. Sr. Sec. Nt. 10.00% due 12/15/2018	630,000	516,600
12.75% due 4/15/2018(1)	280,000	267,400
MGM Resorts International Sr. Nt. 7.50% due 6/1/2016	340,000	267,750
Sr. Sec. Nt. 9.00% due 3/15/2020(1)	230,000	236,325
10.375% due 5/15/2014	140,000	152,250
11.125% due 11/15/2017	290,000	319,725
Sr. Nt. 11.375% due 3/1/2018(1)	160,000	150,400
Pinnacle Entertainment, Inc. 8.75% due 5/15/2020(1)	450,000	416,812
Pokagon Gaming Authority Sr. Nt. 10.375% due 6/15/2014(1)	186,000	192,510
Scientific Games International, Inc. 7.875% due 6/15/2016(1)	90,000	88,200
9.25% due 6/15/2019	620,000	633,950

94	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD BOND FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Gaming (continued)
Wynn Las Vegas LLC 7.875% due 5/1/2020(1)	$750,000	$753,750

		4,499,672
Healthcare – 5.7%
Alliance HealthCare Services, Inc. Sr. Nt. 8.00% due 12/1/2016(1)	1,200,000	1,110,000
Apria Healthcare Group, Inc. Sr. Sec. Nt. 12.375% due 11/1/2014(1)	520,000	555,100
Bio-Rad Laboratories, Inc. Sr. Sub. Nt. 8.00% due 9/15/2016	750,000	781,875
Capella Healthcare, Inc. 9.25% due 7/1/2017(1)	750,000	757,500
Community Health Systems, Inc. 8.875% due 7/15/2015	60,000	61,875
HCA, Inc. Sr. Sec. Nt. 7.875% due 2/15/2020	250,000	257,187
8.50% due 4/15/2019	340,000	360,400
Sec. Nt. 9.125% due 11/15/2014	222,000	232,268
Sr. Sec. Nt. 9.875% due 2/15/2017	280,000	301,000
Health Management Associates, Inc. Sr. Nt. 6.125% due 4/15/2016	550,000	521,125
IMS Health, Inc. Sr. Nt. 12.50% due 3/1/2018(1)	450,000	514,125
US Oncology, Inc. Sr. Sec. Nt. 9.125% due 8/15/2017	300,000	308,250
Vanguard Health Holding Co. II LLC 8.00% due 2/1/2018(1)	600,000	579,000

		6,339,705
Home Construction – 1.7%
Beazer Homes USA, Inc. 9.125% due 6/15/2018	900,000	832,500
K Hovnanian Enterprises, Inc. Sr. Sec. Nt. 10.625% due 10/15/2016	320,000	320,000

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	95

SCHEDULE OF INVESTMENTS — RS HIGH YIELD BOND FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Home Construction (continued)
Meritage Homes Corp. Ser. WI 7.15% due 4/15/2020	$850,000	$760,750

		1,913,250
Industrial - Other – 0.9%
Belden, Inc. 9.25% due 6/15/2019(1)	340,000	358,700
JohnsonDiversey Holdings, Inc. Sr. Nt. 8.25% due 11/15/2019(1)	585,000	602,550

		961,250
Insurance - Life – 1.0%
Genworth Financial, Inc. Sr. Nt. Ser. MTN. 6.515% due 5/22/2018	620,000	596,860
Symetra Financial Corp. 8.30% due 10/15/2037(1)	560,000	470,400

		1,067,260
Lodging – 0.5%
Host Hotels & Resorts L.P. 9.00% due 5/15/2017	170,000	181,900
Royal Caribbean Cruises Ltd. Sr. Nt. 6.875% due 12/1/2013	360,000	350,100

		532,000
Media Cable – 2.4%
CCO Holdings LLC 7.875% due 4/30/2018(1)	700,000	703,500
CSC Holdings LLC Sr. Nt. 8.50% due 6/15/2015	450,000	464,625
DISH DBS Corp. 7.875% due 9/1/2019	820,000	852,800
Insight Communications Co., Inc. Sr. Nt. 9.375% due 7/15/2018(1)	300,000	300,000
Virgin Media Finance PLC Ser. 1 9.50% due 8/15/2016	340,000	359,125

		2,680,050
Media Noncable – 8.2%
Allbritton Communications Co. Sr. Nt. 8.00% due 5/15/2018(1)	220,000	217,800

96	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD BOND FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Media Noncable (continued)
Block Communications, Inc. Sr. Nt. 8.25% due 12/15/2015(1)	$1,120,000	$1,089,200
Clear Channel Worldwide Holdings, Inc. Ser. B 9.25% due 12/15/2017(1)	460,000	462,300
Gannett Co., Inc. Sr. Nt. 9.375% due 11/15/2017(1)	140,000	147,350
GeoEye, Inc. Sr. Sec. Nt. 9.625% due 10/1/2015(1)	520,000	530,400
Hughes Network Systems LLC 9.50% due 4/15/2014	500,000	506,250
Sr. Nt. 9.50% due 4/15/2014	520,000	526,500
Inmarsat Finance PLC 7.375% due 12/1/2017(1)	150,000	153,375
Intelsat Corp. Sr. Nt. 9.25% due 8/15/2014	380,000	388,550
Intelsat Jackson Holdings Ltd. 11.25% due 6/15/2016	590,000	628,350
Intelsat Subsidiary Holding Co. Ltd. 8.50% due 1/15/2013	400,000	403,000
8.875% due 1/15/2015(1)	140,000	141,575
8.875% due 1/15/2015	160,000	162,600
Lamar Media Corp. Sr. Nt. 6.625% due 8/15/2015	500,000	477,350
7.875% due 4/15/2018(1)	440,000	438,900
LIN Television Corp. 8.375% due 4/15/2018(1)	220,000	218,900
McClatchy Co. Sr. Sec. Nt. 11.50% due 2/15/2017(1)	580,000	588,700
Nielsen Finance LLC 11.50% due 5/1/2016	560,000	611,800
Quebecor Media, Inc. Sr. Nt. 7.75% due 3/15/2016	821,000	804,580
Sinclair Broadcast Group, Inc. 8.00% due 3/15/2012	460,000	449,075

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	97

SCHEDULE OF INVESTMENTS — RS HIGH YIELD BOND FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Media Noncable (continued)
Sinclair Television Group, Inc. Sr. Sec. Nt. 9.25% due 11/1/2017(1)	$160,000	$161,600

		9,108,155
Metals And Mining – 1.1%
CONSOL Energy, Inc. 8.00% due 4/1/2017(1)	450,000	464,625
8.25% due 4/1/2020(1)	290,000	302,325
Penn Virginia Resource Partners L.P. 8.25% due 4/15/2018	330,000	324,225
Steel Dynamics, Inc. 7.625% due 3/15/2020(1)	150,000	149,250

		1,240,425
Non Captive Diversified – 4.1%
Ally Finanical, Inc. 8.00% due 3/15/2020(1)	300,000	293,250
8.30% due 2/12/2015(1)	580,000	587,250
CIT Group, Inc. Sr. Sec. Nt. 7.00% due 5/1/2013	1,740,000	1,666,050
International Lease Finance Corp. Sr. Nt. Ser. MTN 5.65% due 6/1/2014	1,160,000	1,029,500
Sr. Nt. 8.625% due 9/15/2015(1)	980,000	928,550

		4,504,600
Packaging – 2.3%
Ball Corp. 7.375% due 9/1/2019	200,000	208,000
Bway Holding Co. 10.00% due 6/15/2018(1)	300,000	312,750
Crown Americas LLC Sr. Nt. 7.625% due 5/15/2017(1)	340,000	351,900
Owens-Brockway Glass Container, Inc. 7.375% due 5/15/2016	340,000	354,450
Reynolds Group Issuer, Inc. Sr. Sec. Nt. 7.75% due 10/15/2016(1)	500,000	488,750
Sr. Nt. 8.50% due 5/15/2018(1)	560,000	549,500
Silgan Holdings, Inc. Sr. Nt. 7.25% due 8/15/2016	300,000	307,500

		2,572,850

98	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD BOND FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Paper – 1.3%
Cascades, Inc. 7.75% due 12/15/2017	$300,000	$298,500
7.875% due 1/15/2020	440,000	437,800
Rock-Tenn Co. 9.25% due 3/15/2016	710,000	761,475

		1,497,775
Pharmaceuticals – 0.7%
Mylan, Inc. 7.625% due 7/15/2017(1)	150,000	153,000
7.875% due 7/15/2020(1)	600,000	612,000

		765,000
Pipelines – 3.5%
Atlas Pipeline Partners L.P. 8.75% due 6/15/2018	760,000	706,800
Crosstex Energy L.P. 8.875% due 2/15/2018	720,000	719,100
El Paso Corp. Sr. Nt. 12.00% due 12/12/2013	640,000	737,600
MarkWest Energy Partners L.P. Ser. B 6.875% due 11/1/2014	170,000	163,200
Sr. Nt. Ser. B 8.50% due 7/15/2016	400,000	404,000
Niska Gas Storage US LLC Sr. Nt. 8.875% due 3/15/2018(1)	560,000	568,400
Regency Energy Partners L.P. Sr. Nt. 9.375% due 6/1/2016(1)	340,000	360,400
Targa Resources Partners L.P. 8.25% due 7/1/2016	180,000	176,850

		3,836,350
Railroads – 0.8%
RailAmerica, Inc. Sr. Sec. Nt. 9.25% due 7/1/2017	800,000	838,000

		838,000
Retailers – 2.9%
J.C. Penney Corp., Inc. Sr. Nt. 7.65% due 8/15/2016	1,130,000	1,245,825
Michaels Stores, Inc. 11.375% due 11/1/2016	140,000	145,600

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	99

SCHEDULE OF INVESTMENTS — RS HIGH YIELD BOND FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Retailers (continued)
Rite Aid Corp. Sr. Sec. Nt. 7.50% due 3/1/2017	$600,000	$531,000
Sonic Automotive, Inc. Ser. B 9.00% due 3/15/2018	230,000	233,450
Susser Holdings LLC 8.50% due 5/15/2016(1)	550,000	550,000
The Neiman Marcus Group, Inc. 10.375% due 10/15/2015	520,000	529,100

		3,234,975
Supermarkets – 0.6%
Tops Markets LLC Sr. Sec. Nt. 10.125% due 10/15/2015(1)	610,000	628,300

		628,300
Technology – 8.2%
Amkor Technology, Inc. Sr. Nt. 7.375% due 5/1/2018(1)	810,000	785,700
Aspect Software, Inc. Sr. Nt. 10.625% due 5/15/2017(1)	420,000	420,000
Communications & Power Industries, Inc. Sr. Sub. Nt. 8.00% due 2/1/2012	490,000	488,775
DuPont Fabros Technology LP 8.50% due 12/15/2017(1)	530,000	543,250
First Data Corp. 9.875% due 9/24/2015	1,670,000	1,269,200
GXS Worldwide, Inc. Sr. Sec. Nt. 9.75% due 6/15/2015(1)	530,000	506,150
Iron Mountain, Inc. Sr. Sub. Nt. 8.375% due 8/15/2021	340,000	346,800
NXP BV Sr. Sec. Nt. 3.053% due 10/15/2013(2)	600,000	513,000
Seagate Technology HDD Holdings 6.80% due 10/1/2016	580,000	562,600
Sitel LLC Sr. Nt. 11.50% due 4/1/2018(1)	450,000	416,250

100	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD BOND FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Technology (continued)
Stream Global Services, Inc. Sr. Sec. Nt. 11.25% due 10/1/2014	$320,000	$327,200
SunGard Data Systems, Inc. 10.625% due 5/15/2015	1,210,000	1,293,187
Terremark Worldwide, Inc. Sr. Sec. Nt. 12.00% due 6/15/2017	500,000	562,500
Trans Union LLC 11.375% due 6/15/2018(1)	600,000	621,000
Viasystems, Inc. Sr. Sec. Nt. 12.00% due 1/15/2015(1)	360,000	388,800

		9,044,412
Textile – 1.3%
Hanesbrands, Inc. Sr. Nt. 8.00% due 12/15/2016	450,000	456,188
Phillips-Van Heusen Corp. Sr. Nt. 7.375% due 5/15/2020	950,000	958,312

		1,414,500
Transportation Services – 2.0%
Avis Budget Car Rental LLC 2.936% due 5/15/2014(2)	100,000	86,250
Sr. Nt. 7.625% due 5/15/2014	100,000	96,250
7.75% due 5/15/2016	300,000	280,125
9.625% due 3/15/2018(1)	450,000	454,500
Hertz Corp. 8.875% due 1/1/2014	410,000	415,125
Navios Maritime Holdings, Inc. Nt. 8.875% due 11/1/2017(1)	360,000	362,700
Teekay Corp. Sr. Nt. 8.50% due 1/15/2020	500,000	497,500

		2,192,450
Wireless – 3.6%
Nextel Communications, Inc. Ser. F 5.95% due 3/15/2014	510,000	473,025
Ser. E 6.875% due 10/31/2013	550,000	532,813

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	101

SCHEDULE OF INVESTMENTS — RS HIGH YIELD BOND FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Wireless (continued)
Ser. D 7.375% due 8/1/2015	$300,000	$285,000
NII Capital Corp. 8.875% due 12/15/2019	910,000	919,100
SBA Telecommunications, Inc. 8.00% due 8/15/2016(1)	430,000	445,050
8.25% due 8/15/2019(1)	280,000	294,700
Sprint Capital Corp. 6.90% due 5/1/2019	885,000	800,925
Sprint Nextel Corp. Sr. Nt. 8.375% due 8/15/2017	180,000	180,000

		3,930,613
Wirelines – 1.0%
Frontier Communications Corp. Sr. Nt. 8.125% due 10/1/2018	540,000	536,625
New Communications Holdings, Inc. Sr. Nt. 8.25% due 4/15/2017(1)	280,000	281,050
Windstream Corp. 7.875% due 11/1/2017	330,000	322,163

		1,139,838
Total Corporate Bonds (Cost $102,481,170)		104,197,257

	Principal Amount	Value
Senior Secured Loans – 1.2%
Electric – 0.7%
Texas Competitive Electric Holdings Co. LLC Term Loan B3 3.850% - 4.033% due 10/10/2014(2)	994,885	730,355

		730,355
Technology – 0.5%
InfoGroup, Inc. New Term Loan B —% due 5/18/2016(7)	600,000	586,500

		586,500
Total Senior Secured Loans (Cost $1,409,608)		1,316,855

102	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD BOND FUND

June 30, 2010 (unaudited)	Shares	Value
Common Stocks – 1.0%
Banking – 0.5%
Citigroup, Inc.(8)	166,615	$626,472

		626,472
Energy – 0.5%
Stallion Oilfield Services(1)(6)(8)	31,100	531,100

		531,100
Total Common Stocks (Cost $1,230,462)		1,157,572

	Principal Amount	Value
Repurchase Agreements – 3.1%

State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 6/30/2010, maturity value of $3,458,000, due 7/1/2010(9)	$3,458,000	3,458,000
Total Repurchase Agreements (Cost $3,458,000)		3,458,000
Total Investments - 99.7% (Cost $108,579,240)		110,129,684
Other Assets, Net - 0.3%		297,000
Total Net Assets - 100.0%		$110,426,684

(1)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2010, the aggregate market value of these securities amounted to $38,183,709, representing 34.6% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Variable rate security. The rate shown is the rate in effect at June 30, 2010.
(3)	Maturity is perpetual. Maturity date presented represents the next call date.
(4)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(5)	Step-up bond.
(6)	Fair valued security. See 1a in Notes to Financial Statements.
(7)	Rate to be determined on settlement date.
(8)	Non-income producing security.
(9)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

FHLB	4.375%	9/17/2010	$3,528,592

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	103

SCHEDULE OF INVESTMENTS — RS HIGH YIELD BOND FUND

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2	Level 3	Total

Corporate Bonds	$—	$104,197,257	$—	$104,197,257

Senior Secured Loans	—	1,316,855	—	1,316,855

Common Stocks
Banking	626,472	—	—	626,472

Energy	—	531,100	—	531,100

Repurchase Agreements	—	3,458,000	—	3,458,000

Total	$626,472	$109,503,212	$—	$110,129,684

104	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Municipal Bonds – 95.6%
Alabama – 0.1%
Alabama 21st Century Auth. Tobacco Settlement Rev. 5.75% due 12/1/2019	$160,000	$163,069

		163,069
Arizona – 2.2%
Arizona St. Transn. Brd. Hwy. Rev. Ser. B 5.00% due 7/1/2032	1,000,000	1,055,880
AZ Wtr. Infrastructure Fin. Auth. Rev. Wtr Quality-Ser. A 5.00% due 10/1/2027	1,500,000	1,632,825
Chandler, AZ G.O. 5.00% due 7/1/2021	1,500,000	1,667,715
Mesa AZ Utility Sys. Rev. FGIC Insured 5.00% due 7/1/2027	575,000	594,815
Phoenix, AZ G.O. Ser. B 5.375% due 7/1/2020	1,000,000	1,062,770

		6,014,005
California – 8.7%
California Edl. Facs. Auth. Rev. Ref-Carnegie Institution of Washington Ser. A 5.00% due 7/1/2040	2,000,000	2,129,400
California St. Dept. of Wtr. Res. Ctr. Valley Proj. Rev. Wtr. Sys. Ser. AG 5.00% due 12/1/2028	1,500,000	1,617,750
California St. Dept. Wtr. Res. Pwr. Supply Rev. 5.00% due 5/1/2022	1,500,000	1,628,100
California St. Pub. Wrks. Brd. Lease Rev. Dept. Gen. Svcs. Bldgs. 8 & 9 Ser. A 6.125% due 4/1/2028	1,000,000	1,050,580
Trustees Calif. St. Univ. Ser. D 6.125% due 4/1/2028	1,245,000	1,316,849
Var. Cap. Projs. Ser. I-1 6.125% due 11/1/2029	1,875,000	1,976,156
Dept. Dev. Svcs. Porterville Ser. C 6.50% due 4/1/2029	1,500,000	1,621,155
California St. Var. Purp. G.O. 6.00% due 3/1/2033, 11/1/2035	5,000,000	5,327,470
6.50% due 4/1/2033	2,000,000	2,244,660
California Statewide Cmntys. Dev. Auth. Rev. Var. Kaiser Hosp. Ser. C 5.25% due 8/1/2031	2,000,000	1,980,060

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	105

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

June 30, 2010 (unaudited)	Principal Amount	Value
California (continued)
Golden St. Tobacco Securitization Corp. CA Tobacco Settlement Rev. Enhanced Asset Bkd. Ser. A, AMBAC insured 5.00% due 6/1/2021	$1,500,000	$1,477,650
Univ. of California Revs. Ser. O 5.75% due 5/15/2029	1,000,000	1,132,590

		23,502,420
Colorado – 3.1%
Colorado Health Facs. Auth. Rev. Ref-Adventist Health/Sunbelt Ser. D 5.25% due 11/15/2027, 11/15/2035	3,725,000	3,770,566
Colorado Hsg. & Fin. Auth. Single Family Mtg. Ser. A, FHA Insured 5.50% due 11/1/2029	1,500,000	1,582,395
North Metro Fire Rescue Dist. Colorado G.O., AMBAC insured 5.00% due 12/1/2027	1,000,000	1,064,090
West Metro Fire Protn. Dist. CO G.O. Ser. A, MBIA insured 5.25% due 12/1/2026	1,895,000	2,064,394

		8,481,445
Connecticut – 2.4%
Connecticut St. Revolving Fd. Ser. A 5.00% due 6/1/2026	1,500,000	1,670,790
Connecticut St. G.O. Ser. A 5.00% due 2/15/2029	1,500,000	1,619,610
Connecticut St. Hsg. Fin. Hsg. Mtg. Fin. Prog. Ser. C-4 5.00% due 11/15/2029	1,405,000	1,473,255
Connecticut St. Spl. Tax Oblig. Rev. Transn. Infrastructure Ser. A 5.00% due 11/1/2027	1,500,000	1,622,835

		6,386,490
Delaware – 0.5%
Wilmington Delaware G.O. Ser.A 5.00% due 12/1/2028	1,250,000	1,342,113

		1,342,113
Florida – 4.1%
Brevard Cnty. FLA Health Facs. Auth. Health Care Facs. Rev. Health First Inc. Proj. 7.00% due 4/1/2039	1,500,000	1,669,650

106	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Florida (continued)
Florida St. Dept. Trans.–Right of Way 5.375% due 7/1/2027	$1,500,000	$1,640,790
Miami-Dade Cnty. FLA Aviation Rev. Miami Intl. Arpt. Ser. A 5.375% due 10/1/2035	2,000,000	2,036,880
Miami-Dade Cnty. FLA Aviation Rev. Ser. A 6.00% due 10/1/2027	1,500,000	1,623,585
Palm Beach Cnty. FLA Wtr. & Swr. Rev. FPL Reclaimed Wtr. Proj. 5.25% due 10/1/2033	1,500,000	1,606,395
Sarasota Cnty. FLA Pub. Hosp. Dist. Hosp. Rev. Sarasota Memorial Hosp. Proj. Ser. A 5.50% due 7/1/2034	1,000,000	1,032,180
5.625% due 7/1/2039	1,500,000	1,556,190

		11,165,670
Georgia – 3.6%
Atlanta GA Wtr. & Wastewtr. Rev. Ser. A 6.00% due 11/1/2027, 11/1/2029	3,000,000	3,215,385
Gwinnett Cnty. GA Sch. Dist. G.O. 5.00% due 2/1/2018(1)	1,500,000	1,758,255
5.00% due 2/1/2032, 2/1/2036	3,000,000	3,212,400
Metropolitan Atlanta Rapid Tran. Auth. GA Sales Tax Rev. Ref-Third Indenture-Ser. B, FSA insured 5.00% due 7/1/2026	1,500,000	1,606,680

		9,792,720
Idaho – 0.7%
Boise St. Univ. Idaho. Revs. Ref-Gen-Ser. A 5.00% due 4/1/2034	1,750,000	1,818,915

		1,818,915
Illinois – 3.3%
Illinois Fin. Auth. Rev. Ref-Swedish Covenant Hosp. Ser. A 6.00% due 8/15/2038	1,500,000	1,507,500
Illinois St. G.O. 5.00% due 1/1/2019, 4/1/2025	3,500,000	3,682,015
Illinois St. Toll Hwy. Auth. Toll Hwy. Rev. Ref. Ser. A-1 5.25% due 1/1/2030(2)	2,000,000	2,097,440
Illinois St. Toll Hwy. Auth. Toll Hwy. Rev. Ser. B 5.50% due 1/1/2033	1,500,000	1,626,150

		8,913,105

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	107

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Indiana – 0.8%
Indiana Fin. Auth. Hlth. Sys. Rev. Sisters of St. Francis Hlth. 5.00% due 11/1/2025	$2,000,000	$2,067,620

		2,067,620
Iowa – 1.3%
Iowa Fin. Auth. Rev. Revolving Fd. 5.00% due 8/1/2029	1,750,000	1,895,810
Iowa St. Spl. Oblig. iJobs Prog. Ser. A 5.00% due 6/1/2027	1,500,000	1,613,700

		3,509,510
Kansas – 1.7%
Kansas St. Dept. Transn. Hwy. Rev. Ser. B-2 5.00% due 9/1/2022	1,500,000	1,698,090
Kansas St. Dev. Fin. Auth. Lease Rev. Ser. G-1, MBIA insured 5.125% due 4/1/2022	1,300,000	1,396,889
Kansas St. Dev. Fin. Auth. Hosp. Rev. Adventist Health 5.50% due 11/15/2029	1,500,000	1,625,370

		4,720,349
Louisiana – 1.2%
Louisiana Loc. Govt. Environmental Facs. & Cmnty. Dev. Auth. Jefferson Parish Ser. A 5.25% due 4/1/2022	1,525,000	1,691,576
Tobacco Settlement Fing. Corp. LA Rev. Asset Bkd. Ser. 2001-B 5.875% due 5/15/2039	1,500,000	1,462,245

		3,153,821
Maine – 0.6%
Maine St. Tpk. Auth. Tpk. Rev. 6.00% due 7/1/2034	1,500,000	1,695,555

		1,695,555
Maryland – 1.3%
Baltimore Cnty. MD Met. Dist. 71st Issue 5.00% due 2/1/2022	1,500,000	1,700,685
Maryland St. Dept. Transn. Cons. Transn. 5.25% due 12/15/2017	1,500,000	1,771,800

		3,472,485
Massachusetts – 6.7%
Massachusetts Bay Transn. Auth. Rev. Ser. A 5.25% due 7/1/2034	1,500,000	1,613,295

108	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Massachusetts (continued)
Massachusetts St. College Bldg. Auth. Proj. Rev. Ser. A, AMBAC insured 5.00% due 5/1/2026	$950,000	$1,005,917
Massachusetts St. College Bldg. Auth. Proj. Rev. Ser. B 5.00% due 5/1/2030	1,500,000	1,593,180
Massachusetts St. Dept. Transn. Met Hwy. Sys. Rev. Ser. B 5.00% due 1/1/2027	2,000,000	2,093,820
Massachusetts St. Health & Ed. Facs. Auth. Rev. Harvard Univ. Ser. B 5.00% due 10/1/2038	1,500,000	1,591,410
Harvard Univ. Ser. A 5.50% due 11/15/2036	1,500,000	1,681,065
Massachusetts St. Health & Ed. Facs. Auth. Rev. Ser. A, M.I.T. 5.00% due 7/1/2038	1,500,000	1,587,825
Massachusetts St. Health & Ed. Facs. Auth. Rev. Ser. O, M.I.T. 6.00% due 7/1/2036	1,500,000	1,754,745
Massachusetts St. Hsg. Fin. Agy. Ser. B 5.25% due 12/1/2030(2)	1,500,000	1,502,220
Massachusetts St. Wtr. Poll. Abatement Tr. Ref. 5.00% due 8/1/2028	1,500,000	1,666,125
Massachusetts St. Wtr. Res. Auth. Ref-Gen-Ser. B 5.00% due 8/1/2031	2,000,000	2,159,220

		18,248,822
Michigan – 0.8%
Michigan Mun. Bd. Auth. Dept. of Treasury Rev. St. Clean Wtr. Revolving Fd. 5.00% due 10/1/2019	2,000,000	2,275,080

		2,275,080
Minnesota – 1.2%
Minnesota St. G.O. 5.00% due 8/1/2022	1,500,000	1,685,730
Rochester, MN Waste Wtr. Ser. A G.O. 5.00% due 2/1/2026	1,500,000	1,597,470

		3,283,200
Missouri – 2.5%
Metropolitan St. Louis MO Swr. Dist. Wastewtr Sys. Rev. Ser. A 5.75% due 5/1/2038	1,500,000	1,663,725

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	109

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Missouri (continued)
Missouri St. Environmental Impt. & Energy Res. Auth. Wtr. Poll. Ctl. St. Revolving Fds. Pgs. Ser. A 5.75% due 1/1/2029	$1,500,000	$1,748,325
Missouri St. Hwys & Trans Commn St. Rd. Rev. 5.00% due 5/1/2025 (1st Lein)	1,500,000	1,643,100
5.25% due 5/1/2018 (2nd Lein)	1,500,000	1,758,135

		6,813,285
Montana – 0.8%
Forsyth MT Poll. Ctl. Rev. Ref-Portland Gen. Elec. Co. Ser. A 5.00% due 5/1/2033	2,000,000	2,062,400

		2,062,400
New Jersey – 4.7%
Middlesex Cnty. NJ Impt. Auth. Lease Rev. Regl. Ed. Svc. Commn. 5.25% due 12/15/2033	1,500,000	1,630,935
New Jersey Economic Dev. Auth. Rev. Sch. Facs. Constr. Ser. O 5.25% due 3/1/2022	1,500,000	1,610,400
New Jersey Garden St. Preservation Tr. Ser. A , FSA insured 5.50% due 11/1/2015	1,500,000	1,752,900
New Jersey St. Ed. Facs. Auth. Rev. Princeton Univ. Ser. E 5.00% due 7/1/2033	1,500,000	1,615,245
New Jersey St. Transn. Tr. Fd. Auth. Transn. Sys. Ser. D 5.00% due 6/15/2020	2,000,000	2,146,280
Transn. Sys. Ser. C, FSA Insured 5.50% due 12/15/2016	1,500,000	1,710,600
New Jersey St. Var. Purp. G.O. 5.00% due 6/1/2021	2,000,000	2,266,980

		12,733,340
New York – 5.5%
Metropolitan Transn. Auth. NY Dedicated Tax Fd. Ser. B 5.00% due 11/15/2034	1,690,000	1,765,695
New York City Tr. Cultural Res. Rev. 5.00% due 4/1/2031	450,000	479,012
New York NY City Mun. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev. Ser. FF-2 5.50% due 6/15/2040	1,500,000	1,677,270

110	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

June 30, 2010 (unaudited)	Principal Amount	Value
New York (continued)
New York NY G.O. Ser. H-1 5.25% due 3/1/2021	$1,500,000	$1,702,830
New York NY Ser. D1 5.125% due 12/1/2024	1,500,000	1,628,160
New York St. Dorm. Auth. Lease Rev. Mental Health Svcs. Facs. Ser. A 5.00% due 8/15/2021	2,000,000	2,201,580
New York St. Dorm. Auth. Rev. NonStruct. Supp. Debt. Columbia Univ. Ser. C 5.00% due 7/1/2029	1,500,000	1,625,805
New York St. Dorm. Auth. Revs. Non St. Supp. Debt New York Univ. Ser. B 5.00% due 7/1/2029	2,050,000	2,184,623
New York State Thruway Auth. New York 5.25% due 3/15/2027	1,500,000	1,631,730

		14,896,705
North Carolina – 3.4%
Charlotte NC Wtr. & Swr. Sys. Rev. Ser. B 5.00% due 7/1/2033	1,750,000	1,888,407
Raleigh NC Combined Enterprise Sys. Rev. Ser. A 5.00% due 3/1/2026	1,600,000	1,711,888
University NC Univ. Revs. 5.00% due 12/1/2027	1,500,000	1,622,190
Wake Cnty. NC G.O. 5.00% due 3/1/2017(1)	1,500,000	1,765,680
Pub. Impt. Ser. A 5.00% due 4/1/2018	2,000,000	2,368,180

		9,356,345
Ohio – 2.9%
Buckeye OH Tobacco Settlement Fing. Auth. Asset Bkd. Ser. A-1 5.00% due 6/1/2015	2,000,000	2,054,100
Columbus OH Swr. Rev. Ser. A 5.00% due 6/1/2028	1,500,000	1,612,140
Franklin Cnty. OH Cnvtn. Facs. Ref. Tax & Lease Rev. Antic. Bds., AMBAC insured 5.25% due 12/1/2016	1,000,000	1,088,410
Ohio St. Air Quality Dev. Auth. Rev. Ref-Poll. Ctl. FirstEnergy Generation Corp. Ser. C 5.625% due 6/1/2018	1,500,000	1,626,675

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	111

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Ohio (continued)
Ohio St. Hosp. Fac. Rev. Cleveland Clinic Health Ser. B 5.50% due 1/1/2034	$1,500,000	$1,579,950

		7,961,275
Oklahoma – 0.7%
Oklahoma St. Wtr. Res. Brd. Revolving Fd. Rev. Master Tr. 5.00% due 4/1/2029	1,635,000	1,778,340

		1,778,340
Oregon – 2.6%
Deschutes & Jefferson Cnty. OR Sch. Dist. G.O. 6.125% due 6/15/2032	1,500,000	1,737,105
Oregon St. Dept. Trans. Hwy. User Tax Rev. Ser. A 5.00% due 11/15/2028	1,500,000	1,599,885
Sr. Lien-Ser. A 5.00% due 11/15/2033	1,500,000	1,597,065
Oregon St. Facs. Auth. Rev. Ref-Legacy Health Sys. Ser. A 5.00% due 3/15/2030	1,000,000	1,018,390
Oregon St. G.O. St. Brd. Ed. Ser. D 5.00% due 8/1/2025	1,000,000	1,125,450

		7,077,895
Pennsylvania – 0.8%
St. Mary Hosp. Auth. PA Health Sys. Rev. Catholic Health East Ser. A 5.00% due 11/15/2018	2,000,000	2,186,880

		2,186,880
Puerto Rico – 8.8%
Puerto Rico Comwlth. G.O. Ref. Pub. Impt. Ser. B 6.50% due 7/1/2037	500,000	550,710
Puerto Rico Comwlth. Govt. Dev. Bk. Ser. B Sr. Nts. 5.00% due 12/1/2014	2,460,000	2,616,505
Puerto Rico Comwlth. Hwy. & Transn. Auth. Transn. Rev. Ser. I FGIC insured 5.00% due 7/1/2024	1,500,000	1,511,835
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Ser. TT 5.00% due 7/1/2024	1,500,000	1,531,005
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Ser. UU FSA insured 5.00% due 7/1/2022	1,500,000	1,603,830

112	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Puerto Rico (continued)
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Ser. WW 5.375% due 7/1/2024	$2,000,000	$2,109,440
5.50% due 7/1/2021	1,500,000	1,611,135
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Ser. XX 5.75% due 7/1/2036	2,000,000	2,146,040
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Ser. ZZ 5.25% due 7/1/2025	2,000,000	2,098,240
Puerto Rico Pub. Bldgs. Auth. Rev. Gtd. Ref-Govt. Facs. Ser. P 6.00% due 7/1/2019	1,170,000	1,306,785
7.00% due 7/1/2021	1,500,000	1,654,980
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev. Ser. A 5.00% due 8/1/2024	2,000,000	2,055,720
5.25% due 8/1/2027	1,500,000	1,551,345
6.125% due 8/1/2029	1,500,000	1,560,435

		23,908,005
Rhode Island – 0.9%
Tobacco Settlement Fing. Corp. RI Asset Bkd. Ser. A 6.00% due 6/1/2023	1,465,000	1,484,030
6.125% due 6/1/2032	1,015,000	968,513

		2,452,543
South Carolina – 1.2%
South Carolina St. Pub. Svc. Auth. Rev. Ref. Ser. A 5.50% due 1/1/2015	1,500,000	1,745,895
South Carolina St. Pub. Svc. Auth. Rev. Ser. B 5.25% due 1/1/2034	1,500,000	1,624,815

		3,370,710
Tennessee – 2.9%
Johnson City Hlth. & Edl. Facs. Brd. Hosp. Rev. Mountain Sts. Hlth. Alliance 5.625% due 7/1/2030	1,500,000	1,493,745
Metropolitan Govt. Nashville & Davidson Cnty. Tenn Hlth. & Ed. Facs. Brd. Rev. Vanderbilt Univ. Ser. A 5.00% due 10/1/2034	1,500,000	1,604,025
Vanderbilt Univ. Ser. B 5.50% due 10/1/2034	1,500,000	1,661,235
Tennessee St. G.O. Ser. C 5.00% due 5/1/2025	1,425,000	1,586,538

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	113

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Tennessee (continued)
Tennessee St. Sch. Bd. Auth. Higher Ed. Facs. Ser. B 5.125% due 5/1/2033	$1,500,000	$1,604,985

		7,950,528
Texas – 8.4%
Austin, TX Elec. Utility Sys. Rev. Ser. A 5.00% due 11/15/2026(2)	2,000,000	2,121,080
Fort Bend Tex. Indpt. Sch. Dist. G.O. Sch. Bldg. PSF-GTD Insured 5.00% due 8/15/2027	2,000,000	2,198,040
5.00% due 2/15/2029	1,500,000	1,607,580
Grand Prairie Tex. Indpt. Sch. Dist. G.O. Sch. Bldg. Ser. A PSF-GTD Insured 5.00% due 2/15/2022	1,760,000	1,937,390
Harris Cnty. TX G.O. Ser. B 5.00% due 10/1/2024(2)	1,500,000	1,686,600
North Tex. Mun. Wtr. Dist. Regl. Wastewtr. Rev. 5.00% due 6/1/2028	1,500,000	1,591,320
North Tex. Twy. Auth. Dallas North Twy. Sys. Rev. Ser. C 6.00% due 1/1/2023, 1/1/2025	4,250,000	4,724,703
Round Rock Tex. Indpt. Sch. Dist. G.O. Sch. Bldg. 5.25% due 8/1/2034	1,500,000	1,621,740
Tex. Private Activity Bd. Surface Transn. Corp. Sr. Lien 6.875% due 12/31/2039	2,130,000	2,167,488
Texas St. Dept. of Hsg. & Cmnty. Affairs Residential Mtg. Rev. Ser. A 5.10% due 7/1/2029	1,500,000	1,563,000
Texas St. Univ. Sys. Fing. Rev. 5.25% due 3/15/2027	1,500,000	1,642,185

		22,861,126
Virginia – 1.8%
Fairfax Cnty. VA Indl. Dev. Auth. Rev. Health Care Inova Ser. C 5.00% due 5/15/2025	500,000	527,040
Tobacco Settlement Fin. Corp. VA Asset Bkd. 5.50% due 6/1/2026(1)	1,500,000	1,663,860

114	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Virginia (continued)
Virginia St. Pub. Sch. Auth. Ser. B 5.00% due 8/1/2028	$1,500,000	$1,631,655
5.25% due 8/1/2033	1,000,000	1,086,170

		4,908,725
Washington – 2.1%
Clark Cnty. WA Pub. Utility Dist. No. 001, Generating Sys. Rev. 5.00% due 1/1/2024(2)	2,000,000	2,112,900
King Cnty. WA Swr. Rev. 5.50% due 1/1/2030	1,815,000	1,989,621
Tobacco Settlement Auth. WA Tobacco Settlement Rev. Asset Bkd. 6.50% due 6/1/2026	1,445,000	1,476,776

		5,579,297
Wisconsin – 1.3%
Wisconsin St. Health & Edl. Facs. Auth. Rev. Aurora Health Care Inc. Ser. A 5.25% due 4/15/2024	1,500,000	1,528,605
Aurora Health Care 6.50% due 4/15/2033	2,000,000	2,054,240

		3,582,845
Total Municipal Bonds (Cost $248,283,307)		259,486,638
Total Investments - 95.6% (Cost $248,283,307)		259,486,638
Other Assets, Net - 4.4%		11,987,091
Total Net Assets - 100.0%		$271,473,729

(1)	Pre-refunded.
(2)	When-issued security.

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Municipal Bonds	$—	$259,486,638	$—	$259,486,638

Total	$—	$259,486,638	$—	$259,486,638

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	115

SCHEDULE OF INVESTMENTS — RS HIGH YIELD MUNICIPAL BOND FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Municipal Bonds – 95.6%
California – 12.6%
California Health Facs. Fing. Auth. Rev. Episcopal Home Ser. B 6.00% due 2/1/2032	$1,500,000	$1,525,020
California St. Pub. Wrks. Brd. Lease Rev. Var. Cap. Projs. Ser. I-1 6.125% due 11/1/2029	1,500,000	1,580,925
6.625% due 11/1/2034	2,000,000	2,162,160
Tulare Calif. Redev. Agy. Tax Allocation Merged Tulare Redev. Ser. A 6.125% due 8/1/2035	1,970,000	1,938,913

		7,207,018
District Of Columbia – 2.6%
District of Columbia Tobacco Settlement Fing. Corp. Asset Bkd. Bds. 6.50% due 5/15/2033	1,500,000	1,470,135

		1,470,135
Florida – 5.7%
Brevard Cnty. FLA Health Facs. Auth. Health Care Facs. Rev. Health First Inc. Proj. 7.00% due 4/1/2039	1,500,000	1,669,650
Highlands Cnty. FLA Health Facs. Auth. Rev. Adventist Health/Sunbelt Ser. B 6.00% due 11/15/2037	1,500,000	1,609,755

		3,279,405
Illinois – 7.1%
Illinois Fin. Auth. Rev. Ref-Swedish Covenant Hosp. Ser. A 6.00% due 8/15/2038	1,250,000	1,256,250
Temps-50-Park Place Elmhurst Ser. D-3 6.25% due 8/15/2015	1,250,000	1,250,750
Ref-Roosevelt Univ. Proj. 6.25% due 4/1/2029	1,500,000	1,562,820

		4,069,820
Louisiana – 5.3%
St. John The Baptist Parish LA Rev. Marathon Oil Corp. Ser. A 5.125% due 6/1/2037	1,375,000	1,315,971
Tobacco Settlement Fing. Corp. LA Rev. Asset Bkd. Ser. 2001-B 5.875% due 5/15/2039	1,765,000	1,720,575

		3,036,546

116	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD MUNICIPAL BOND FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Maryland – 2.7%
Gaithersburg MD Economic Dev. Rev. Ref-Asbury Oblig. Ser. B 6.00% due 1/1/2023	$1,500,000	$1,533,705

		1,533,705
Massachusetts – 3.5%
Massachusetts Dev. Fin. Agy. Sr. Living Fac. Rev. Ser. B-1 7.25% due 6/1/2016	1,000,000	1,003,960
Groves-Lincoln Ser. A 7.50% due 6/1/2029	1,000,000	1,031,280

		2,035,240
New Jersey – 5.2%
New Jersey Economic Dev. Auth. Rev. Cigarette Tax 5.75% due 6/15/2034	2,000,000	1,956,680
MSU Student Hsg. Proj.-Provident Group-Montclair LLC 5.875% due 6/1/2042	1,000,000	1,007,920

		2,964,600
New Mexico – 2.8%
Farmington NM Poll. Ctrl. Rev. Ref. Pub. Svc. N Mex Ser. F 6.25% due 6/1/2040	1,600,000	1,595,584

		1,595,584
New York – 2.8%
Hempstead Town NY Loc. Dev. Corp. Rev. Molloy College Proj. 5.75% due 7/1/2039	1,500,000	1,581,630

		1,581,630
Ohio – 2.6%
Bowling Green OH Student Hsg. Rev. CFP I LLC St. Univ. Proj. 6.00% due 6/1/2045	1,500,000	1,489,050

		1,489,050
Oklahoma – 2.7%
Tulsa Cnty. OKLA Indl. Auth. Sr. Living Cmnty. Rev. Montereau Inc. Proj. Ser. A 7.25% due 11/1/2040	1,500,000	1,521,840

		1,521,840

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	117

SCHEDULE OF INVESTMENTS — RS HIGH YIELD MUNICIPAL BOND FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Pennsylvania – 5.4%
Cumberland Cnty. PA Mun. Auth. Rev. Diakon Lutheran 6.125% due 1/1/2029	$1,500,000	$1,542,405
Dauphin Cnty. PA Gen. Auth. Health Sys. Rev. Pinnacle Health Sys Proj. Ser. A 6.00% due 6/1/2036	1,500,000	1,563,930

		3,106,335
Puerto Rico – 4.7%
Puerto Rico Comwlth. G.O. Ref-Pub. Impt. Ser. B 5.875% due 7/1/2036	1,000,000	1,025,090
6.50% due 7/1/2037	1,500,000	1,652,130

		2,677,220
Rhode Island – 0.8%
Tobacco Settlement Fing. Corp. RI Asset Bkd. Ser. A 6.125% due 6/1/2032	500,000	477,100

		477,100
South Carolina – 5.3%
Richland Cnty. SC Environmental Impt. Rev. International Paper 6.10% due 4/1/2023	1,500,000	1,514,760
South Carolina Jobs-Economic Dev. Auth. Student Hsg. Rev. Coastal Hsg. Fndtn. Ser. A 6.00% due 4/1/2030	1,500,000	1,532,445

		3,047,205
Tennessee – 2.6%
Johnson City Health & Edl. Facs. Brd. Hosp. Rev. Mountain Sts. Hlth. Alliance 5.625% due 7/1/2030	1,500,000	1,493,745

		1,493,745
Texas – 15.2%
Brazos River Tex. Harbor Navigation Dist. Brazoria Cnty. Env. Fac. Rev. Dow Chemical Co. Proj. Ser. A-4 5.95% due 5/15/2033	2,000,000	1,999,820
Dallas-Fort Worth TX International Arpt. Rev. Jt Ser. A FGIC Insured 6.125% due 11/1/2035	1,500,000	1,501,155
Tarrant Cnty. Tex. Cultural Ed. Facs. Fin. Corp. Ret. Fac. CC Young Memorial Home Ser. B-1 7.25% due 2/15/2016	1,500,000	1,511,670

118	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD MUNICIPAL BOND FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Texas (continued)
Tex. Private Activity Bd. Surface Transn. Corp. Sr. Lien-NTE Mobility 7.50% due 12/31/2031	$1,500,000	$1,618,170
Sr. Lien-LBJ Infrastructure 7.50% due 6/30/2033	2,000,000	2,096,540

		8,727,355
Washington – 3.3%
Tobacco Settlement Auth. WA Tobacco Settlement Rev. Asset Bkd. 6.625% due 6/1/2032	1,905,000	1,905,591

		1,905,591
Wisconsin – 2.7%
Wisconsin St. Health & Edl. Facs. Auth. Rev. Aurora Health Care 6.40% due 4/15/2033	1,500,000	1,536,855

		1,536,855
Total Municipal Bonds (Cost $53,228,988)		54,755,979
Total Investments - 95.6% (Cost $53,228,988)		54,755,979
Other Assets, Net - 4.4%		2,508,831
Total Net Assets - 100.0%		$57,264,810

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Municipal Bonds	$—	$54,755,979	$—	$54,755,979

Total	$—	$54,755,979	$—	$54,755,979

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	119

SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Senior Secured Loans – 68.9%
Aerospace/Defense – 1.1%
Sequa Corp. Term Loan 3.55% - 3.79% due 12/3/2014(1)	$2,000,000	$1,805,000

		1,805,000
Automotive – 1.7%
Allison Transmission, Inc. Term Loan B 3.05% - 3.11% due 8/7/2014(1)	1,953,176	1,775,436
Ford Motor Co. Term Loan 3.31% - 3.35% due 12/16/2013(1)	996,129	940,227

		2,715,663
Capital Goods – 1.1%
The Manitowoc Co., Inc. Term Loan B 7.50% due 11/6/2014(1)	1,699,556	1,690,820

		1,690,820
Chemicals – 6.7%
Celanese U.S. Holdings LLC Dollar Term Loan 2.042% due 4/2/2014(1)	2,000,000	1,890,000
Hexion Specialty Chemicals, Inc. Extended Term Loan C1 4.063% due 5/5/2015(1)	701,856	635,179
Extended Term Loan C2 4.313% due 5/5/2015(1)	293,089	265,246
Lyondell Chemical Co. Exit Term Loan 5.50% due 4/8/2016(1)	2,000,000	2,007,780
Nalco Co. Term Loan 6.50% due 5/13/2016(1)	1,992,456	1,984,984
Solutia, Inc. Term Loan B 4.75% due 3/17/2017(1)	1,995,000	1,989,693
Styron S.A.R.L. LLC Term Loan B 8.00% due 6/17/2016(1)	2,000,000	1,995,620

		10,768,502
Construction Machinery – 1.2%
Bucyrus International, Inc. Term Loan 4.50% due 2/19/2016(1)	1,995,084	1,985,727

		1,985,727

120	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS FLOATING RATE FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Consumer Cyclical Services – 2.4%
Affinion Group, Inc. Term Loan B 5.00% due 10/10/2016(1)	$1,995,000	$1,896,088
Ozburn-Hessey Holding Co. LLC Term Loan B 7.50% due 4/7/2015(1)	1,995,000	1,987,519

		3,883,607
Consumer Products – 1.2%
Reynolds Group Holdings, Inc. Dollar Term Loan 6.25% due 5/5/2016(1)	1,993,750	1,981,289

		1,981,289
Electric – 2.9%
Calpine Corp. First Priority Term Loan 3.415% due 3/29/2014(1)	911,857	834,878
Dynegy Holdings, Inc. Synthetic Letter of Credit 4.10% due 4/2/2013(1)	925,497	868,348
Term Loan B 4.10% due 4/2/2013(1)	74,122	69,545
New Development Holdings, Inc. New Term Loan Due 6/8/2017(2)	1,500,000	1,483,125
Texas Competitive Electric Holdings Co. LLC Term Loan B2 3.85% - 4.066% due 10/10/2014(1)	992,347	732,600
Term Loan B3 3.85% - 4.033% due 10/10/2014(1)	994,885	730,355

		4,718,851
Energy – 3.5%
CITGO Petroleum Corp. Term Loan C Due 6/15/2017(2)	2,000,000	1,987,920
MEG Energy Corp. Term Loan D 6.00% due 4/3/2016(1)	1,987,488	1,932,832
Venoco, Inc. Term Loan 4.375% - 6.250% due 5/8/2014(1)	1,870,699	1,659,310

		5,580,062
Entertainment – 0.9%
Live Nation Entertainment, Inc. Term Loan B 4.50% due 11/7/2016(1)	1,496,250	1,483,158

		1,483,158

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	121

SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Environmental – 1.2%
Wm. Bolthouse Farms, Inc. First Lien Term Loan 5.50% due 2/11/2016(1)	$2,000,000	$1,981,480

		1,981,480
Finance Companies – 2.4%
AGFS Funding Co. Term Loan B 7.25% due 4/21/2015(1)	2,000,000	1,943,500
Delos Aircraft, Inc. Term Loan B2 7.00% due 3/17/2016(1)	1,423,077	1,399,070
International Lease Finance Corp. Term Loan B1 6.75% due 3/17/2015(1)	576,923	569,302

		3,911,872
Financial Other – 3.7%
MSCI, Inc. New Term Loan 4.75% due 6/1/2016(1)	2,000,000	1,996,260
Pinnacle Foods Holdings Corp. Term Loan C 7.50% due 4/2/2014(1)	1,974,496	1,966,164
TransUnion LLC Term Loan B 6.75% due 6/15/2017(1)	2,000,000	2,007,500

		5,969,924
Food – 3.1%
Dole Food Co., Inc. Term Loan B 5.00% - 5.50% due 3/2/2017(1)	567,976	566,165
Term Loan C 5.00% - 5.50% due 3/2/2017(1)	1,410,712	1,406,211
Michael Foods Holdings, Inc. New Term Loan B 6.25% due 6/14/2016(1)	3,000,000	2,994,390

		4,966,766
Healthcare – 7.7%
Alliance Healthcare Services, Inc. Term Loan B 5.50% due 6/1/2016(1)	1,992,494	1,949,316
DJO Finance LLC New Term Loan B 3.347% due 5/20/2014(1)	2,000,000	1,901,000

122	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS FLOATING RATE FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Healthcare (continued)
HCA, Inc. Term Loan B 2.783% due 11/18/2013(1)	$848,013	$798,591
IMS Health, Inc. Term Loan B 5.25% due 2/26/2016(1)	1,980,480	1,964,636
Sheridan Healthcare, Inc. First Lien Term Loan 2.554% - 2.597% due 6/6/2014(1)	1,994,845	1,837,751
Skilled Healthcare Group, Inc. Delayed Draw Term Loan 0.50% due 4/8/2016(1)	166,667	164,445
Term Loan B 5.25% due 4/8/2016(1)	1,828,333	1,803,962
Vanguard Health Holding Co. II, LLC Term Loan B 5.00% due 1/29/2016(1)	2,000,000	1,967,860

		12,387,561
Industrial Other – 1.9%
JohnsonDiversey, Inc. Term Loan B 5.50% due 11/24/2015(1)	2,992,494	2,985,012

		2,985,012
Media Cable – 3.0%
Charter Communications Operating LLC Replacement Term Loan 2.35% due 3/6/2014(1)	994,898	921,624
New Term Loan 7.25% due 3/6/2014(1)	994,911	994,911
Mediacom Illinois LLC Tranche C Term Loan 2.08% due 1/31/2015(1)	992,288	901,742
Weather Channel Replacement Term Loan 5.00% due 9/14/2015(1)	1,984,297	1,974,018

		4,792,295
Media Noncable – 1.7%
Getty Images, Inc. Initial Term Loan 6.25% due 7/2/2015(1)	922,287	923,246
Intelsat Jackson Holdings Ltd. Term Loan 3.292% due 2/2/2014(1)	1,000,000	917,290
Nielsen Finance LLC Class B Term loan 4.10% due 5/2/2016(1)	992,462	952,972

		2,793,508

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	123

SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Packaging – 2.1%
BWAY Corp. New Term Loan B 5.50% due 6/16/2017(1)	$2,285,714	$2,280,960
New Term Loan C 5.50% due 6/16/2017(1)	214,286	213,840
Graphic Packaging International, Inc. Term Loan C 3.041% - 3.050% due 5/16/2014(1)	956,124	921,895

		3,416,695
Paper – 1.2%
Smurfit-Stone Container Enterprises, Inc. Exit Term Loan B 6.75% due 2/22/2016(1)	2,000,000	1,989,160

		1,989,160
Pharmaceuticals – 0.4%
Mylan Laboratories, Inc. Term Loan B 3.625% - 3.813% due 10/2/2014(1)	586,354	581,323

		581,323
Pipelines – 0.9%
Atlas Pipeline Partners L.P. Term Loan 6.75% due 7/27/2014(1)	1,000,000	990,000
Targa Resources, Inc. New Term Loan 5.75% due 7/5/2016(1)	481,322	478,112

		1,468,112
Restaurants – 1.3%
Wendy’s/Arby’s Restaurants LLC Term Loan B 5.00% due 5/24/2017(1)	2,000,000	1,993,000

		1,993,000
Retailers – 5.3%
Dollar General Corp. Tranche B-1 Term Loan 3.088% - 3.100% due 7/7/2014(1)	1,855,835	1,775,051
Michaels Stores, Inc. Term Loan B1 2.625% - 2.813% due 10/31/2013(1)	1,000,000	926,070
Term Loan B2 4.875% - 5.063% due 7/31/2016(1)	1,000,000	948,130
Phillips-Van Heusen Corp. Tranche B 4.75% due 5/6/2016(1)	3,000,000	2,997,090

124	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS FLOATING RATE FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Retailers (continued)
The Neiman Marcus Group, Inc. Term Loan B 2.351% - 2.538% due 4/5/2013(1)	$2,000,000	$1,868,500

		8,514,841
Technology – 7.7%
Aspect Software, Inc. New Term Loan B 6.25% due 4/19/2016(1)	1,995,000	1,945,125
Brocade Communications Systems, Inc. Term Loan B 7.00% due 10/7/2013(1)	963,271	964,880
Dealer Computer Services, Inc. Term Loan B 5.25% due 4/21/2017(1)	1,906,593	1,879,196
First Data Corp. Term Loan B3 3.097% due 9/24/2014(1)	1,989,783	1,670,044
InfoGroup, Inc. New Term Loan B Due 5/18/2016(2)	2,000,000	1,955,000
Intersil Corp. Term Loan 4.75% due 4/27/2016(1)	2,000,000	1,992,480
SunGard Data Systems, Inc. Tranche B 3.999% - 4.060% due 2/26/2016(1)	989,744	943,968
Telcordia Technologies, Inc. Term Loan B 6.75% due 4/9/2016(1)	1,000,000	978,330

		12,329,023
Textile – 1.2%
Hanesbrands, Inc. New Term Loan 5.25% due 12/10/2015(1)	1,921,249	1,922,959

		1,922,959
Transportation – 0.2%
Avis Budget Car Rental LLC New Term Loan 5.75% due 4/19/2014(1)	263,274	261,795

		261,795

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	125

SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Wireless – 1.2%
MetroPCS Wireless, Inc. Term Loan B 2.625% due 11/4/2013(1)	$1,992,241	$1,902,391

		1,902,391
Total Senior Secured Loans (Cost $111,990,030)		110,780,396

	Principal Amount	Value
Corporate Bonds – 27.4%
Aerospace/Defense – 0.6%
Triumph Group, Inc. 8.625% due 7/15/2018(3)	1,000,000	1,020,000

		1,020,000
Automotive – 3.1%
Cooper-Standard Automotive, Inc. Sr. Nt. 8.50% due 5/1/2018(3)	1,000,000	1,007,500
Ford Motor Credit Co. LLC Sr. Nt. 3.048% due 1/13/2012(1)	2,000,000	1,942,500
Navistar International Corp. 8.25% due 11/1/2021	2,000,000	2,030,000

		4,980,000
Banking – 0.6%
BankAmerica Capital III 0.873% due 1/15/2027(1)	1,500,000	994,539

		994,539
Brokerage – 0.3%
Penson Worldwide, Inc. Sr. Sec. Nt. 12.50% due 5/15/2017(3)	500,000	495,000

		495,000
Electric – 1.7%
Dynegy Roseton Pass-Through Trust Ser. B 7.67% due 11/8/2016	1,000,000	880,000
Edison Mission Energy Sr. Nt. 7.50% due 6/15/2013	1,000,000	860,000
NRG Energy, Inc. 7.375% due 2/1/2016	1,000,000	995,000

		2,735,000

126	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS FLOATING RATE FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Energy – 3.2%
CITGO Petroleum Corp. Sr. Sec. Nt. 11.50% due 7/1/2017(3)	$1,000,000	$992,500
Linn Energy LLC Sr. Nt. 8.625% due 4/15/2020(3)	500,000	511,875
OPTI Canada, Inc. Sr. Sec. Nt. 9.00% due 12/15/2012(3)	1,000,000	1,010,000
SandRidge Energy, Inc. 3.916% due 4/1/2014(1)	2,000,000	1,753,012
Transocean, Inc. Ser. B 1.50% due 12/15/2037	1,000,000	887,500

		5,154,887
Food And Beverage – 1.8%
Aramark Corp. Sr. Nt. 3.844% due 2/1/2015(1)	2,000,000	1,840,000
Reddy Ice Corp. Sr. Sec. Nt. 11.25% due 3/15/2015(3)	1,000,000	1,030,000

		2,870,000
Gaming – 0.6%
Pinnacle Entertainment, Inc. 7.50% due 6/15/2015	1,000,000	937,500

		937,500
Healthcare – 1.7%
Bio-Rad Laboratories, Inc. Sr. Sub. Nt. 8.00% due 9/15/2016	1,000,000	1,042,500
Universal Hospital Services, Inc. Sr. Sec. Nt. 4.134% due 6/1/2015(1)	2,000,000	1,680,000

		2,722,500
Media Cable – 0.6%
CSC Holdings LLC Sr. Nt. 8.50% due 6/15/2015	1,000,000	1,032,500

		1,032,500
Media Noncable – 0.9%
Allbritton Communications Co. Sr. Nt. 8.00% due 5/15/2018(3)	1,500,000	1,485,000

		1,485,000

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	127

SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Metals And Mining – 1.2%
FMG Finance Pty Ltd. Sr. Sec. Nt. 4.538% due 9/1/2011(1)(3)	$2,000,000	$1,986,250

		1,986,250
Non Captive Diversified – 0.5%
Ally Financial, Inc. 2.738% due 12/1/2014(1)	1,000,000	860,775

		860,775
Packaging – 0.6%
Reynolds Group Issuer, Inc. Sr. Nt. 8.50% due 5/15/2018(3)	1,000,000	981,250

		981,250
Restaurants – 1.1%
Seminole Hard Rock Entertainment, Inc. Sr. Sec. Nt. 3.037% due 3/15/2014(1)(3)	2,000,000	1,705,000

		1,705,000
Retailers – 1.9%
Nebraska Book Co. Sr. Sec. Nt. 10.00% due 12/1/2011	1,000,000	1,000,000
Susser Holdings LLC 8.50% due 5/15/2016(3)	2,000,000	2,000,000

		3,000,000
Technology – 2.5%
Aspect Software, Inc. Sr. Nt. 10.625% due 5/15/2017(3)	500,000	500,000
NXP BV Sr. Sec. Nt. 3.053% due 10/15/2013(1)	2,000,000	1,710,000
Sanmina-SCI Corp. 3.287% due 6/15/2014(1)(3)	2,000,000	1,850,000

		4,060,000
Transportation – 1.1%
Avis Budget Car Rental LLC 2.936% due 5/15/2014(1)	2,000,000	1,725,000

		1,725,000
Wireless – 0.6%
iPCS, Inc. Sr. Sec. Nt. 2.469% due 5/1/2013(1)	1,000,000	935,000

		935,000

128	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS FLOATING RATE FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Wirelines – 2.8%
Digicel Ltd. Sr. Nt. 8.25% due 9/1/2017(3)	$1,000,000	$990,000
ITC DeltaCom, Inc. Sr. Sec. Nt. 10.50% due 4/1/2016(3)	1,000,000	960,000
New Communications Holdings, Inc. Sr. Nt. 7.875% due 4/15/2015(3)	500,000	503,750
Qwest Corp. Sr. Nt. 3.787% due 6/15/2013(1)	2,000,000	1,980,000

		4,433,750
Total Corporate Bonds (Cost $44,916,095)		44,113,951

	Principal Amount	Value
Repurchase Agreements – 2.5%

State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 6/30/2010, maturity value of $4,000,000, due 7/1/2010(4)	4,000,000	4,000,000
Total Repurchase Agreements (Cost $4,000,000)		4,000,000
Total Investments - 98.8% (Cost $160,906,125)		158,894,347
Other Assets, Net - 1.2%		1,995,140
Total Net Assets - 100.0%		$160,889,487

(1)	Variable rate security. The rate shown is the rate in effect at June 30, 2010.
(2)	Rate to be determined on settlement date.
(3)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2010, the aggregate market value of these securities amounted to $19,028,125, representing 11.8% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(4)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

FHLB	4.375%	9/17/2010	$4,080,094

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	129

SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Senior Secured Loans	$—	$110,780,396	$—	$110,780,396

Corporate Bonds	—	44,113,951	—	44,113,951

Repurchase Agreements	—	4,000,000	—	4,000,000

Total	$—	$158,894,347	$—	$158,894,347

130	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Collateralized Mortgage Obligations – 13.3%
Chase Mortgage Finance Corp. 2003-S10 A1 4.75% due 11/25/2018	$404,656	$420,389
2003-S14 2A2 5.00% due 1/25/2034	370,050	372,274
2003-S14 3A1 5.50% due 1/25/2034	428,096	431,694
CS First Boston Mortgage Securities Corp. 2003-8 2A1 5.00% due 4/25/2018	411,854	423,988
2003-27 5A2 5.25% due 1/25/2018	460,164	463,271
GMAC Mortgage Corp. Loan Trust 2004-J6 2A1 5.25% due 2/25/2035	328,984	331,982
J.P. Morgan Mortgage Trust 2004-S2 1A3 4.75% due 11/25/2019	238,881	240,413
Master Asset Securitization Trust 2003-5 2A1 5.00% due 6/25/2018	401,849	414,253
Morgan Stanley Mortgage Loan Trust 2004-1 1A9 4.50% due 11/25/2018	258,789	265,152
Prime Mortgage Trust 2004-2 A2 4.75% due 11/25/2019	585,558	601,396
Residential Funding Mortgage Securities I 2004-S9 2A1 4.75% due 12/25/2019	507,955	504,919
2005-S1 2A1 4.75% due 2/25/2020	423,413	426,274
Structured Asset Securities Corp. 2003-29 1A1 4.75% due 9/25/2018	482,341	491,524
2003-30 3A1 5.00% due 10/25/2033	240,952	241,478
2005-6 5A6 5.00% due 5/25/2035	412,197	408,805
Wells Fargo Mortgage Backed Securities Trust 2003-8 A1 4.50% due 8/25/2018	449,856	462,746
2005-2 2A1 4.75% due 4/25/2020	432,096	435,355
2003-17 1A4 5.50% due 1/25/2034	484,368	487,543
Total Collateralized Mortgage Obligations (Cost $7,396,115)		7,423,456

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	131

SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Commercial Mortgage-Backed Securities – 8.9%
Bear Stearns Commercial Mortgage Securities 2003-PWR2 A4 5.186% due 5/11/2039(1)	$500,000	$530,052
Commercial Mortgage Pass-Through Certificates 2004-LB2A A3 4.221% due 3/10/2039	489,400	492,797
Crown Castle Towers LLC Sr. Sec. Nt. 4.523% due 1/15/2015(2)	500,000	521,697
CS First Boston Mortgage Securities Corp. 2003-C3 A5 3.936% due 5/15/2038(1)	500,000	515,734
First Union-Lehman Brothers-Bank of America 1998-C2 E 6.778% due 11/18/2035(1)	500,000	540,248
Greenwich Capital Commercial Funding Corp. 2004-GG1 A7 5.317% due 6/10/2036	350,000	374,129
LB UBS Commercial Mortgage Trust 2003-C8 A4 5.124% due 11/15/2032	399,000	426,237
Morgan Stanley Dean Witter Capital I 2002-IQ2 B 5.93% due 12/15/2035	500,000	529,697
SBA Tower Trust Sec. Nt. 4.254% due 4/15/2015(2)	500,000	524,291

Wachovia Bank Commercial Mortgage Trust 2004-C10 A4 4.748% due 2/15/2041	500,000	530,428
Total Commercial Mortgage-Backed Securities (Cost $4,849,457)		4,985,310

	Principal Amount	Value
Corporate Bonds – 60.7%
Aerospace/Defense – 0.9%
BE Aerospace, Inc. Sr. Nt. 8.50% due 7/1/2018	250,000	262,500
Triumph Group, Inc. 8.625% due 7/15/2018(2)	250,000	255,000

		517,500

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June 30, 2010 (unaudited)	Foreign Currency(5)	Principal Amount	Value
Airlines – 0.5%
Delta Air Lines, Inc. Sr. Sec. Nt. 9.50% due 9/15/2014(2)		$250,000	$262,500

			262,500
Automotive – 1.8%
Lear Corp. 8.125% due 3/15/2020		200,000	200,500
Navistar International Corp. 8.25% due 11/1/2021		250,000	253,750
TRW Automotive, Inc. 7.25% due 3/15/2017(2)		175,000	169,750
Volvo Treasury AB 4.50% due 4/4/2014(1)	SEK	3,000,000	385,010

			1,009,010
Banking – 9.9%
American Express Travel Related Services Co., Inc. Sr. Nt. 5.25% due 11/21/2011(2)		500,000	519,512
Australia & New Zealand Banking Group Ltd. 6.75% due 11/10/2014(1)	AUD	1,000,000	860,672
Bank Nederlandse Gemeenten NV Sr. Nt. 5.875% due 1/30/2015(1)	NZD	500,000	354,353
Citigroup, Inc. Sr. Nt. 5.50% due 10/15/2014		500,000	514,058
JPMorgan Chase & Co. Sr. Nt. 6.00% due 1/15/2018		500,000	552,117
Kreditanstalt fuer Wiederaufbau 4.75% due 8/12/2015(1)	SEK	3,000,000	422,604
Morgan Stanley Sr. Nt. 4.20% due 11/20/2014		500,000	493,719
Rabobank Nederland NV Sr. Nt. 6.50% due 1/15/2015(1)	AUD	1,000,000	864,809
The Goldman Sachs Group, Inc. Sr. Nt. 5.95% due 1/18/2018		500,000	519,357
Westpac Banking Corp. Sr. Nt. 7.25% due 11/18/2016(1)	AUD	500,000	434,235

			5,535,436

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SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

June 30, 2010 (unaudited)	Foreign Currency(5)	Principal Amount	Value
Brokerage – 1.5%
BlackRock, Inc. Sr. Nt. 3.50% due 12/10/2014		$400,000	$414,842
Investor AB Sr. Nt. 5.25% due 9/4/2019(1)	SEK	3,000,000	$412,771

			827,613
Chemicals – 1.1%
FMC Corp. Sr. Nt. 5.20% due 12/15/2019		250,000	263,334
Huntsman International LLC Sr. Sub. Nt. 8.625% due 3/15/2020(2)		130,000	120,250
LBI Escrow Corp. Sr. Sec. Nt. 8.00% due 11/1/2017(2)		200,000	206,000

			589,584
Construction Machinery – 0.4%
Case New Holland, Inc. Sr. Nt. 7.875% due 12/1/2017(2)		200,000	201,500

			201,500
Consumer Cyclical Services – 0.4%
Live Nation Entertainment, Inc. Sr. Nt. 8.125% due 5/15/2018(2)		250,000	242,500

			242,500
Consumer Products – 0.5%
Easton-Bell Sports, Inc. Sr. Sec. Nt. 9.75% due 12/1/2016(2)		250,000	258,750

			258,750
Electric – 0.9%
Calpine Corp. Sr. Sec. Nt. 7.25% due 10/15/2017(2)		250,000	240,000
Mirant Mid Atlantic Pass Through Tr. Ser. A 8.625% due 6/30/2012		242,333	247,180

			487,180
Energy – 2.7%
Allis-Chalmers Energy, Inc. 9.00% due 1/15/2014		250,000	230,625

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June 30, 2010 (unaudited)	Foreign Currency(5)	Principal Amount	Value
Energy (continued)
CITGO Petroleum Corp. Sr. Sec. Nt. 11.50% due 7/1/2017(2)		$250,000	$248,125
Denbury Resources, Inc. 8.25% due 2/15/2020		249,000	260,205
SandRidge Energy, Inc. 3.916% due 4/1/2014(3)		250,000	219,126
Suncor Energy, Inc. 6.10% due 6/1/2018(1)		500,000	563,197

			1,521,278
Food And Beverage – 1.8%
Aramark Corp. 3.844% due 2/1/2015(3)		250,000	230,000
Mead Johnson Nutrition Co. 4.90% due 11/1/2019(2)		500,000	528,710
Michael Foods, Inc. Sr. Nt. 9.75% due 7/15/2018(2)		250,000	256,875

			1,015,585
Gaming – 1.0%
MGM Resorts International Sr. Sec. Nt. 9.00% due 3/15/2020(2)		100,000	102,750
Pinnacle Entertainment, Inc. 8.75% due 5/15/2020(2)		200,000	185,250
Wynn Las Vegas LLC 7.875% due 5/1/2020(2)		250,000	251,250

			539,250
Government Related – 10.1%
Development Bank of Japan 2.30% due 3/19/2026(1)	JPY	40,000,000	486,308
European Investment Bank Sr. Nt. 1.90% due 1/26/2026	JPY	50,000,000	577,060
5.00% due 12/1/2020(1)	SEK	4,000,000	575,071
Kreditanstalt fuer Wiederaufbau 6.00% due 3/28/2017(1)	AUD	500,000	421,882
6.375% due 2/17/2015	NZD	500,000	359,794
Petrobras International Finance Co. 5.875% due 3/1/2018(1)		500,000	514,592
Poland Government Bond 5.25% due 4/25/2013 - 10/25/2017(1)	PLN	2,800,000	817,928
5.50% due 10/25/2019(1)	PLN	1,400,000	401,581
6.25% due 10/24/2015(1)	PLN	1,400,000	425,935

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SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

June 30, 2010 (unaudited)	Foreign Currency(5)	Principal Amount	Value
Government Related (continued)
Province of Ontario Canada 6.25% due 6/16/2015(1)	NZD	$500,000	$357,213
Svensk Exportkredit AB Sr. Nt. 7.625% due 6/30/2014(1)	NZD	1,000,000	744,573

			5,681,937
Healthcare – 1.3%
Bio-Rad Laboratories, Inc. Sr. Sub. Nt. 8.00% due 9/15/2016		250,000	260,625
Capella Healthcare, Inc. 9.25% due 7/1/2017(2)		250,000	252,500
Vanguard Health Holding Co. II LLC 8.00% due 2/1/2018(2)		250,000	241,250

			754,375
Insurance – Life – 0.8%
Prudential Financial, Inc. Sr. Nt. Ser. D 5.70% due 12/14/2036(1)		500,000	464,622

			464,622
Insurance P&C – 1.5%
ACE INA Holdings, Inc. 5.70% due 2/15/2017		300,000	328,486
CNA Financial Corp. Sr. Nt. 7.35% due 11/15/2019(1)		500,000	531,322

			859,808
Media Cable – 2.9%
CCO Holdings LLC 7.875% due 4/30/2018(2)		250,000	251,250
Comcast Corp. 6.50% due 11/15/2035		500,000	543,752
Time Warner Cable, Inc. 6.55% due 5/1/2037(1)		500,000	538,914
Virgin Media Finance PLC Ser. 1 9.50% due 8/15/2016		250,000	264,063

			1,597,979
Media Noncable – 3.4%
Allbritton Communications Co. Sr. Nt. 8.00% due 5/15/2018(2)		250,000	247,500
Discovery Communications LLC 5.625% due 8/15/2019		500,000	541,240

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June 30, 2010 (unaudited)	Principal Amount	Value
Media Noncable (continued)
Lamar Media Corp. 7.875% due 4/15/2018(2)	$200,000	$199,500
LIN Television Corp. 8.375% due 4/15/2018(2)	100,000	99,500
News America, Inc. 5.65% due 8/15/2020	500,000	552,251
Quebecor Media, Inc. Sr. Nt. 7.75% due 3/15/2016	250,000	245,000

		1,884,991
Metals And Mining – 2.4%
ArcelorMittal Sr. Nt. 6.125% due 6/1/2018(1)	500,000	522,940
CONSOL Energy, Inc. 8.25% due 4/1/2020(2)	100,000	104,250
Freeport-McMoRan Copper & Gold, Inc. Sr. Nt. 8.25% due 4/1/2015(1)	500,000	542,500
Penn Virginia Resource Partners LP 8.25% due 4/15/2018	150,000	147,375

		1,317,065
Non Captive Diversified – 0.4%
International Lease Finance Corp. Sr. Nt. 8.625% due 9/15/2015(2)	250,000	236,875

		236,875
Packaging – 0.4%
Reynolds Group Issuer, Inc. Sr. Nt. 8.50% due 5/15/2018(2)	250,000	245,313

		245,313
Pharmaceuticals – 0.5%
Mylan, Inc. 7.625% due 7/15/2017(2)	250,000	255,000

		255,000
Pipelines – 0.4%
Crosstex Energy LP/Crosstex Energy Finance Corp. 8.875% due 2/15/2018	250,000	249,688

		249,688
REITs – 2.8%
Equity One, Inc. 6.25% due 12/15/2014	500,000	521,216

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SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

June 30, 2010 (unaudited)	Principal Amount	Value
REITs (continued)
Simon Property Group LP Sr. Nt. 4.90% due 1/30/2014	$500,000	$530,988
WCI Finance LLC 5.70% due 10/1/2016(2)	500,000	532,411

		1,584,615
Retailers – 1.9%
Nordstrom, Inc. Sr. Nt. 6.25% due 1/15/2018	500,000	569,121
Sonic Automotive, Inc. Ser. B 9.00% due 3/15/2018	250,000	253,750
Susser Holdings LLC 8.50% due 5/15/2016(2)	250,000	250,000

		1,072,871
Technology – 2.6%
Agilent Technologies, Inc. Sr. Nt. 5.50% due 9/14/2015	500,000	538,183
Amkor Technology, Inc. Sr. Nt. 7.375% due 5/1/2018(2)	220,000	213,400
DuPont Fabros Technology LP 8.50% due 12/15/2017(2)	250,000	256,250
GXS Worldwide, Inc. Sr. Sec. Nt. 9.75% due 6/15/2015(2)	250,000	238,750
Sanmina-SCI Corp. 3.287% due 6/15/2014(2)(3)	250,000	231,250

		1,477,833
Textile – 0.5%
Phillips-Van Heusen Corp. Sr. Nt. 7.375% due 5/15/2020	250,000	252,188

		252,188
Transportation Services – 0.8%
Avis Budget Car Rental LLC Budget Finance, Inc. 9.625% due 3/15/2018(2)	200,000	202,000
Teekay Corp. Sr. Nt. 8.50% due 1/15/2020	250,000	248,750

		450,750

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June 30, 2010 (unaudited)	Principal Amount	Value
Wireless – 2.3%
America Movil SAB de C.V. 5.625% due 11/15/2017	$500,000	$546,557
Nextel Communications, Inc. Ser. D 7.375% due 8/1/2015	250,000	237,500
NII Capital Corp. 8.875% due 12/15/2019	250,000	252,500
SBA Telecommunications, Inc. 8.00% due 8/15/2016(2)	250,000	258,750

		1,295,307
Wirelines – 2.3%
AT&T, Inc. 6.30% due 1/15/2038	500,000	542,591
New Communications Holdings, Inc. Sr. Nt. 8.25% due 4/15/2017(2)	250,000	250,938
Telecom Italia Capital S.A. 4.95% due 9/30/2014	500,000	501,003

		1,294,532
Total Corporate Bonds (Cost $34,141,158)		33,983,435

	Principal Amount	Value
Municipal Bonds – 2.8%
California St. Pub. Wrks. Brd. Lease Rev. Var. Cap. Projs. Ser. I-1 6.125% due 11/1/2029	500,000	526,975
California St. Var. Purp. G.O. 6.00% due 4/1/2038	500,000	529,550
Puerto Rico Comwlth. G.O. Ref. Pub. Impt. Ser. C 6.00% due 7/1/2039	500,000	528,055
Total Municipal Bonds (Cost $1,504,623)		1,584,580

	Principal Amount	Value
Senior Secured Loans – 11.9%
Aerospace/Defense – 1.6%
Sequa Corp. Term Loan 3.55% - 3.79% due 12/3/2014(3)	1,000,000	902,500

		902,500

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SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Consumer Products – 1.8%
Reynolds Group Holdings, Inc. Dollar Term Loan 6.25% due 5/5/2016(3)	$993,750	$987,539

		987,539
Energy – 1.7%
MEG Energy Corp. Term Loan D 6.00% due 4/3/2016(3)	994,988	967,625

		967,625
Finance Companies – 1.7%
AGFS Funding Co. Term Loan B 7.25% due 4/21/2015(3)	1,000,000	971,750

		971,750
Food – 1.8%
Pinnacle Foods Holdings Corp. Term Loan C 7.50% due 4/2/2014(3)	983,543	979,393

		979,393
Technology – 1.7%
Dealer Computer Services, Inc. Term Loan B 5.25% due 4/21/2017(3)	953,297	939,598

		939,598
Textile – 1.6%
Hanesbrands, Inc. New Term Loan 5.25% due 12/10/2015(3)	921,249	922,069

		922,069
Total Senior Secured Loans (Cost $6,800,826)		6,670,474

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June 30, 2010 (unaudited)	Principal Amount	Value
Repurchase Agreements – 1.0%

State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 6/30/2010, maturity value of $567,000, due 7/1/2010(4)	$567,000	$567,000
Total Repurchase Agreements (Cost $567,000)		567,000
Total Investments - 98.6% (Cost $55,259,179)		55,214,255
Other Assets, Net - 1.4%		778,272
Total Net Assets - 100.0%		$55,992,527

(1)	Security is segregated as collateral to cover margin requirements on open forwards contracts.

At June 30, 2010, the Fund had entered into the following forward currency exchange contracts:

Forward Currency Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Depreciation

AUD	$2,545,313	$2,510,095	9/14/2010	$(35,218)

JPY	968,208	936,653	9/14/2010	(31,555)

NZD	1,787,359	1,746,662	9/14/2010	(40,697)

PLN	1,613,475	1,592,160	9/14/2010	(21,315)

SEK	1,795,430	1,753,163	9/14/2010	(42,267)

Total				$(171,052)

Legend:

AUD – Australian Dollar

JPY – Japanese Yen

NZD – New Zealand Dollar

PLN – Polish Zloty

SEK – Swedish Krona

(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2010, the aggregate market value of these securities amounted to $9,661,397, representing 17.3% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	Variable rate security. The rate shown is the rate in effect at June 30, 2010.

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SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

(4)	The table below presents collateral for repurchase agreements.

Security (unaudited)	Coupon	Maturity Date	Value

U.S. Treasury Note	3.125%	4/30/17	$583,361

(5)	See currency legend above.

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Collateralized Mortgage Obligations	$—	$7,423,456	$—	$7,423,456

Commercial Mortgage-Backed Securities	—	4,985,310	—	4,985,310

Corporate Bonds	—	33,983,435	—	33,983,435

Municipal Bonds	—	1,584,580	—	1,584,580

Senior Secured Loans	—	6,670,474	—	6,670,474

Repurchase Agreements	—	567,000	—	567,000

Other Financial Instruments

Forward Currency Contracts	—	(171,052)	—	(171,052)

Total	$—	$55,043,203	$—	$55,043,203

142	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS MONEY MARKET FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Commercial Paper – 67.2%
Aerospace & Defense – 0.8%
United Technologies Corp.(1) 0.10% due 7/1/2010	$4,000,000	$4,000,000

		4,000,000
Airport Development & Maintenance – 2.1%
Los Angeles Department of Airports 0.35% due 7/12/2010	10,003,000	10,001,930

		10,001,930
Computers – 7.2%
Dell, Inc. 0.19% due 7/23/2010(1)	10,000,000	9,998,839
Hewlett-Packard Co. 0.16% due 7/28/2010(1)	5,000,000	4,999,400
0.24% due 7/7/2010(1)	5,000,000	4,999,800
International Business Machines Corp. 0.13% due 7/8/2010(1)	15,000,000	14,999,621

		34,997,660
Conglomerates – 2.5%
General Electric Capital Corp. 0.22% due 8/27/2010	5,000,000	4,998,258
0.30% due 7/20/2010	7,000,000	6,998,892

		11,997,150
Consumer Products – 3.1%
Colgate-Palmolive Co. 0.07% due 7/19/2010(1)	15,000,000	14,999,475

		14,999,475
Diversified Manufacturing – 1.0%
Danaher Corp. 0.24% due 7/6/2010(1)	5,000,000	4,999,833

		4,999,833
Education Revenue – 3.6%
Pres & Fell Harvard 0.24% due 7/12/2010	5,000,000	4,999,633
0.32% due 9/22/2010	4,509,000	4,505,674
Yale University 0.22% due 7/1/2010	3,000,000	3,000,000
0.25% due 8/2/2010	5,000,000	4,998,889

		17,504,196
Electric – 5.2%
American Transmission Co., LLC 0.25% due 7/8/2010(1)	10,000,000	9,999,514
Emerson Electric Co. 0.20% due 7/28/2010(1)	5,000,000	4,999,250

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SCHEDULE OF INVESTMENTS — RS MONEY MARKET FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Electric (continued)
0.22% due 7/26/2010(1)	$10,000,000	$9,998,472

		24,997,236
Finance Companies – 3.1%
Private Export Funding Corp. 0.17% due 7/6/2010(1)	10,000,000	9,999,764
0.34% due 12/13/2010(1)	5,000,000	4,992,208

		14,991,972
Food And Beverage – 8.3%
Campbell Soup Co. 0.18% due 7/6/2010(1)	5,000,000	4,999,875
Nestle Capital Corp. 0.28% due 8/31/2010(1)	5,000,000	4,997,628
0.38% due 9/23/2010(1)	5,000,000	4,995,567
Pepsico, Inc. 0.13% due 7/22/2010(1)	5,000,000	4,999,621
0.19% due 7/13/2010(1)	5,000,000	4,999,683
The Coca-Cola Co. 0.27% due 8/16/2010(1)	5,000,000	4,998,275
0.36% due 10/6/2010(1)	5,000,000	4,995,150
0.37% due 10/4/2010(1)	5,000,000	4,995,118

		39,980,917
Household Products - Wares – 1.0%
Proctor & Gamble Co. 0.21% due 7/6/2010(1)	5,000,000	4,999,854

		4,999,854
Personal Products – 2.1%
L’Oreal U.S.A., Inc. 0.23% due 8/16/2010(1)	10,000,000	9,997,061

		9,997,061
Pharmaceuticals – 12.7%
Abbot Laboratories 0.20% due 8/23/2010(1)	5,000,000	4,998,528
0.21% due 7/20/2010(1)	5,000,000	4,999,446
Johnson & Johnson 0.19% due 8/5/2010(1)	10,000,000	9,998,153
Medtronic, Inc. 0.19% due 7/19/2010(1)	10,000,000	9,999,050
Merck & Co., Inc. 0.19% due 8/5/2010(1)	5,000,000	4,999,076
0.24% due 7/7/2010(1)	5,000,000	4,999,800
0.28% due 9/3/2010(1)	5,000,000	4,997,511
0.32% due 9/22/2010(1)	1,500,000	1,498,893

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June 30, 2010 (unaudited)	Principal Amount	Value
Pharmaceuticals (continued)
Roche Holdings, Inc. 0.15% due 7/19/2010(1)	$15,000,000	$14,998,875

		61,489,332
Retailers – 2.1%
Wal-Mart Stores, Inc. 0.16% due 7/2/2010(1)	10,000,000	9,999,956

		9,999,956
Software – 1.0%
Microsoft Corp. 0.19% due 8/17/2010(1)	5,000,000	4,998,760

		4,998,760
Telecommunications – 3.1%
AT&T, Inc. 0.17% due 7/30/2010(1)	5,000,000	4,999,315
0.18% due 7/13/2010(1)	10,000,000	9,999,400

		14,998,715
Tobacco – 2.1%
Philip Morris International, Inc. 0.30% due 8/11/2010(1)	10,000,000	9,996,584

		9,996,584
Transportation – 4.1%
NetJets, Inc. 0.21% due 8/2/2010(1)	10,000,000	9,998,133
United Parcel Service, Inc. 0.15% due 9/1/2010(1)	10,000,000	9,997,417

		19,995,550
Utilities - Electric & Water – 2.1%
National Rural Utilities Cooperative Finance Corp. 0.28% due 7/7/2010 - 7/14/2010	10,000,000	9,999,261

		9,999,261
Total Commercial Paper (Cost $324,945,442)		324,945,442

	Principal Amount	Value
Municipal Securities – 19.4%
Connecticut – 3.7%
Connecticut St. Housing Fin. Auth. Ser. B-4 0.36% due 7/1/2010(2)	17,730,000	17,730,000

		17,730,000

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June 30, 2010 (unaudited)	Principal Amount	Value
District Of Columbia – 0.4%
District of Columbia Univ. Rev. Ref-Georgetown Univ. Ser. C 0.24% due 7/1/2010(2)	$2,000,000	$2,000,000

		2,000,000
Iowa – 0.9%
Iowa Fin. Auth. Single Family Mtg. Rev. Mtg. Bkd. Secs. Prog. Ser. C 0.32% due 7/1/2010(2)	4,470,000	4,470,000

		4,470,000
Massachusetts – 1.0%
Massachusetts St. Wtr. Res. Auth. 0.35% due 7/9/2010	5,000,000	5,000,000

		5,000,000
Nebraska – 2.1%
Nebraska Pub. Pwr. Dist. 0.30% due 7/14/2010	5,000,000	4,999,458
0.37% due 11/1/2010	5,000,000	4,993,679

		9,993,137
New York – 9.2%
New York St. Envirnomental Facs. Corp. St. Personal Income Tax Rev. 3.50% due 12/15/2010	5,000,000	5,062,571
New York St. Pwr. Auth. 0.25% due 7/14/2010	6,555,000	6,554,408
0.45% due 7/15/2010	7,810,000	7,808,634
New York St. Urban Dev. Corp. Rev. St. Facs. Ser. A3A 0.32% due 7/1/2010(2)	5,000,000	5,000,000
St. Facs. Ser. A3C 0.32% due 7/1/2010(2)	10,000,000	10,000,000
Triborough Brdg. & Tunl. Auth. NY Revs. Bd. Antic. Nts. 2.00% due 11/15/2010	10,000,000	10,058,272

		44,483,885
South Carolina – 2.1%
South Carolina St. Pub. Svc. Auth. Rev. 0.45% due 7/15/2010	10,000,000	9,998,250

		9,998,250
Total Municipal Securities (Cost $93,675,272)		93,675,272

146	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS MONEY MARKET FUND

June 30, 2010 (unaudited)	Principal Amount	Value
U.S. Government Securities – 13.2%
U.S. Treasury Bills – 13.2%
United States Treasury Bill 0.125% due 7/29/2010	$10,000,000	$9,999,028
0.135% due 9/30/2010	10,000,000	9,996,587
0.14% due 7/29/2010	5,000,000	4,999,456
0.146% due 7/22/2010	10,000,000	9,999,148
0.15% due 7/8/2010	5,000,000	4,999,854
0.175% due 12/23/2010	10,000,000	9,991,493
0.178% due 11/26/2010	14,000,000	13,989,784

		63,975,350
Total U.S. Government Securities (Cost $63,975,350)		63,975,350

	Principal Amount	Value
Repurchase Agreements – 0.2%

State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 6/30/2010, maturity value of $859,000, due 7/1/2010(3)	859,000	859,000
Total Repurchase Agreements (Cost $859,000)		859,000
Total Investments - 100.0% (Cost $483,455,064)		483,455,064
Other Liabilities, Net - 0.0%		(184,500)
Total Net Assets - 100.0%		$483,270,564

(1)

Security issued in an exempt transaction without registration under the Securities Act of 1933. At June 30, 2010, the aggregate market value of these securities amounted to $275,442,904, representing 57.0% of the net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Variable rate demand note. The rate shown is the rate in effect at June 30, 2010.
(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

FHLB	4.375%	9/17/2010	$878,318

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	147

SCHEDULE OF INVESTMENTS — RS MONEY MARKET FUND

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2	Level 3	Total

Commercial Paper	$—	$324,945,442	$—	$324,945,442

Municipal Securities	—	93,675,272	—	93,675,272

U.S. Government Securities	—	63,975,350	—	63,975,350

Repurchase Agreements	—	859,000	—	859,000

Total	$—	$483,455,064	$—	$483,455,064

148	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

www.RSinvestments.com	149

FINANCIAL INFORMATION

Statement of Assets and Liabilities As of June 30, 2010 (unaudited)	RS Investment Quality Bond	RS Low Duration Bond	RS High Yield Bond
Assets
Investments, at value	$169,869,463	$474,040,727	$110,129,684
Cash and cash equivalents	252	301	20,178
Foreign currency, at value	—	—	—
Dividends/interest receivable	1,203,024	3,251,763	1,959,959
Receivable for fund shares subscribed	433,073	41,856,166	88,324
Prepaid expenses	—	56,542	—
Receivable for investments sold	—	—	1,559,216
Due from distributor	—	—	—
Other receivables	—	—	—

Total Assets	171,505,812	519,205,499	113,757,361

Liabilities
Payable for investments purchased	13,521,788	16,910,783	3,046,716
Payable for fund shares redeemed	252,905	792,721	189,002
Payable to adviser	38,244	160,868	31,344
Distributions payable	31,540	264,844	45,496
Payable to distributor	9,646	16,550	11,315
Accrued trustees’ fees	1,966	3,200	1,129
Unrealized depreciation for open forward currency contracts	—	—	—
Accrued expenses/other liabilities	53,104	48,779	5,675

Total Liabilities	13,909,193	18,197,745	3,330,677

Total Net Assets	$157,596,619	$501,007,754	$110,426,684

Net Assets Consist of:
Paid-in capital	$150,584,169	$496,110,534	$122,514,310
Distributions in excess of net investment income	—	—	—
Accumulated undistributed net investment income	16,549	—	48,875
Accumulated net realized gain/(loss) from investments and foreign currency transactions	830,266	818,064	(13,686,945)
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	6,165,635	4,079,156	1,550,444

Total Net Assets	$157,596,619	$501,007,754	$110,426,684

Investments, at Cost	$163,703,828	$469,961,571	$108,579,240

Foreign Currency, at Cost	$—	$—	$—

Pricing of Shares
Net Assets:
Class A	$130,201,522	$342,019,704	$67,784,431
Class B	4,006,009	1,182,444	3,390,016
Class C	7,820,168	91,350,074	18,808,700
Class K	14,648,635	4,701,909	17,046,392
Class Y	920,285	61,753,623	3,397,145
Shares of Beneficial Interest Outstanding with no Par Value:
Class A	12,709,567	33,327,337	10,369,620
Class B	391,280	115,312	518,724
Class C	763,637	8,901,306	2,878,941
Class K	1,428,421	458,126	2,606,655
Class Y	89,834	6,015,876	520,358
Net Asset Value Per Share:
Class A	$10.24	$10.26	$6.54
Class B	10.24	10.25	6.54
Class C	10.24	10.26	6.53
Class K	10.26	10.26	6.54
Class Y	10.24	10.27	6.53
Sales Charge Class A (Load)	3.75%	2.25%	3.75%
Maximum Offering Price Per Class A Share	$10.64	$10.50	$6.79

150	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Tax-Exempt	RS High Yield Municipal Bond	RS Floating Rate	RS Strategic Income	RS Money Market

$259,486,638	$54,755,979	$158,894,347	$55,214,255		$483,455,064
15,652,735	837,008	16,464,863	944		767
—	—	—	54,383		—
3,494,724	663,650	719,761	696,164		144,934
1,961,910	1,001,995	3,191,153	114,193		314,860
—	54,581	58,878	58,878		—
—	—	17,192	—		—
—	5,361	5,737	7,893		56,828
—	—	—	300,000		—

280,596,007	57,318,574	179,351,931	56,446,710		483,972,453

8,010,618	—	18,220,833	249,792		—
689,844	1,663	127,198	237		469,572
108,724	—	—	—		180,654
285,769	26,118	106,119	2,080		77
7,179	—	—	—		—
2,870	443	642	590		5,259
—	—	—	171,052		—
17,274	25,540	7,652	30,432		46,327

9,122,278	53,764	18,462,444	454,183		701,889

$271,473,729	$57,264,810	$160,889,487	$55,992,527		$483,270,564

$262,341,632	$55,679,164	$162,629,281	$55,341,132		$483,283,000
(328)	—	—	(44,573)		—
—	—	—	—		40,837
(2,070,906)	58,655	271,984	922,492		(53,273)
11,203,331	1,526,991	(2,011,778)	(226,524)		—

$271,473,729	$57,264,810	$160,889,487	$55,992,527		$483,270,564

$248,283,307	$53,228,988	$160,906,125	$55,259,179		$483,455,064

$—	$—	$—	$55,717		$—

$178,758,170	$44,339,339	$107,102,880	$48,217,188		$452,497,494
—	—	—	—		1,080,660
59,504,885	8,631,807	34,937,611	3,461,690		2,543,027
—	—	2,149,423	2,084,351		27,149,383
33,210,674	4,293,664	16,699,573	2,229,298		—

17,373,902	4,257,993	10,749,503	4,761,692		452,510,137
—	—	—	—		1,080,705
5,784,522	828,880	3,506,107	341,829		2,543,200
—	—	215,737	205,840		27,150,956
3,229,474	412,294	1,676,430	220,151		—

$10.29	$10.41	$9.96	$10.13		$1.00
—	—	—	—		1.00
10.29	10.41	9.96	10.13		1.00
—	—	9.96	10.13		1.00
10.28	10.41	9.96	10.13		—
3.75%	3.75%	3.75%	3.75%		NA
$10.69	$10.82	$10.35	$10.52	$	NA

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	151

FINANCIAL INFORMATION

Statement of Operations For the Six-Month Period Ended June 30, 2010 (unaudited)	RS Investment Quality Bond	RS Low Duration Bond	RS High Yield Bond
Investment Income
Interest	$3,760,908	$5,827,174	$4,767,205
Withholding taxes on foreign interest	—	—	—

Total Investment Income	3,760,908	5,827,174	4,767,205

Expenses
Investment advisory fees	390,770	711,939	323,475
Distribution fees	277,052	617,499	241,810
Transfer agent fees	107,306	129,358	50,790
Custodian fees	40,613	40,572	35,311
Registration fees	31,394	46,124	33,844
Professional fees	22,170	29,184	20,036
Shareholder reports	16,996	31,928	11,538
Administrative service fees	11,897	19,405	8,002
Trustees’ fees	4,112	7,325	2,727
Insurance expense	3,578	3,594	2,288
Offering costs	—	—	—
Other expenses	2,658	3,982	1,717

Total Expenses	908,546	1,640,910	731,538

Less: Fee/Expense waiver by distributor	(162,125)	(147,562)	(165,458)
Less: Custody credits	(29)	(79)	(15)

Total Expenses, Net	746,392	1,493,269	566,065

Net Investment Income	3,014,516	4,333,905	4,201,140

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency Transactions
Net realized gain/(loss) from investments	1,992,204	834,932	1,386,214
Net realized loss from foreign currency transactions	—	—	—
Net change in unrealized appreciation/depreciation on investments	3,517,964	1,698,174	(2,389,135)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	—	—	—

Net Gain/(Loss) on Investments and Foreign Currency Transactions	5,510,168	2,533,106	(1,002,921)

Net Increase in Net Assets Resulting from Operations	$8,524,684	$6,867,011	$3,198,219

152	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Tax-Exempt	RS High Yield Municipal Bond	RS Floating Rate	RS Strategic Income	RS Money Market

$5,437,583	$1,259,111	$2,184,448	$1,383,394	$483,189
—	—	—	(2,656)	—

5,437,583	1,259,111	2,184,448	1,380,738	483,189

607,590	106,229	282,004	156,996	1,093,302
474,800	62,976	147,901	76,270	676,628
78,352	10,920	13,532	13,268	133,176
32,494	4,808	19,379	12,767	37,393
30,480	24,986	26,515	26,515	20,877
26,251	14,306	19,583	18,276	32,862
26,126	4,155	6,452	5,564	53,887
16,883	1,225	2,611	2,165	33,073
6,205	887	1,295	1,438	11,377
4,394	446	682	617	13,682
—	53,690	57,918	57,918	—
3,662	431	630	604	6,396

1,307,237	285,059	578,502	372,398	2,112,653

(110,040)	(260,442)	(518,558)	(342,862)	(1,710,683)
(3,852)	(1,409)	(9,760)	(1,915)	(10)

1,193,345	23,208	50,184	27,621	401,960

4,244,238	1,235,903	2,134,264	1,353,117	81,229

1,311,085	58,655	271,958	1,087,547	(1,000)
—	—	—	(164,792)	—
1,063,440	1,277,491	(2,194,271)	214,358	—
—	—	—	(253,048)	—

2,374,525	1,336,146	(1,922,313)	884,065	(1,000)

$6,618,763	$2,572,049	$211,951	$2,237,182	$80,229

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	153

FINANCIAL INFORMATION

Statement of Changes in Net Assets Six-month-ended numbers are unaudited	RS Investment Quality Bond

	For the Six Months Ended 6/30/10	For the Year Ended 12/31/09

Operations
Net investment income	$3,014,516	$5,765,954
Net realized gain/(loss) from investments and foreign currency transactions	1,992,204	(656,334)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	3,517,964	8,849,058

Net Increase in Net Assets Resulting from Operations	8,524,684	13,958,678

Distributions to Shareholders
Net investment income
Class A	(2,499,879)	(4,645,547)
Class B	(62,500)	(293,494)
Class C	(176,840)	(341,003)
Class K	(246,581)	(469,088)
Class Y	(28,716)	(28,682)
Net realized gain on investments
Class A	—	—
Class B	—	—
Class C	—	—
Class K	—	—
Class Y	—	—

Total Distributions	(3,014,516)	(5,777,814)

Capital Share Transactions
Proceeds from sales of shares	25,848,031	63,997,831
Reinvestment of distributions	2,818,192	5,540,804
Cost of shares redeemed	(33,516,197)	(35,679,116)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(4,849,974)	33,859,519

Increase from Regulatory Settlements	—	33,319

Net Increase/(Decrease) in Net Assets	660,194	42,073,702

Net Assets
Beginning of period	156,936,425	114,862,723

End of period	$157,596,619	$156,936,425

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$—

Accumulated Undistributed Net Investment Income Included in Net Assets	$16,549	$16,549

Other Information:
Shares
Sold	2,568,988	6,666,792
Reinvested	279,253	574,033
Redeemed	(3,330,834)	(3,675,624)

Net Increase/(Decrease)	(482,593)	3,565,201

154	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Low Duration Bond		RS High Yield Bond		RS Tax-Exempt

For the Six Months Ended 6/30/10	For the Year Ended 12/31/09	For the Six Months Ended 6/30/10	For the Year Ended 12/31/09	For the Six Months Ended 6/30/10	For the Year Ended 12/31/09

$4,333,905	$3,117,919	$4,201,140	$7,227,137	$4,244,238	$5,941,886

834,932	346,718	1,386,214	(1,818,638)	1,311,085	1,059,661

1,698,174	2,632,148	(2,389,135)	22,814,583	1,063,440	9,652,186

6,867,011	6,096,785	3,198,219	28,223,082	6,618,763	16,653,733

(3,201,538)	(2,152,555)	(2,741,654)	(4,849,756)	(3,263,830)	(5,205,746)
(9,256)	(171,619)	(112,377)	(286,837)	—	—
(692,785)	(484,073)	(622,500)	(890,773)	(719,723)	(719,920)
(42,548)	(273,523)	(639,933)	(1,144,108)	—	—
(387,778)	(36,117)	(84,676)	(58,145)	(261,013)	(33,436)

(107,784)	(27,751)	—	—	—	—
(421)	(450)	—	—	—	—
(31,716)	(8,247)	—	—	—	—
(1,714)	(2,205)	—	—	—	—
(20,876)	(1,046)	—	—	—	—

(4,496,416)	(3,157,586)	(4,201,140)	(7,229,619)	(4,244,566)	(5,959,102)

390,246,012	244,656,404	18,856,350	36,548,171	108,042,340	163,777,714
3,282,440	2,547,713	3,855,784	6,810,752	2,771,307	4,727,672
(113,875,976)	(77,238,711)	(23,447,003)	(17,182,792)	(69,429,706)	(60,104,026)

279,652,476	169,965,406	(734,869)	26,176,131	41,383,941	108,401,360

—	—	—	9,396	—	17,306

282,023,071	172,904,605	(1,737,790)	47,178,990	43,758,138	119,113,297

218,984,683	46,080,078	112,164,474	64,985,484	227,715,591	108,602,294

$501,007,754	$218,984,683	$110,426,684	$112,164,474	$271,473,729	$227,715,591

$—	$—	$—	$—	$(328)	$—

$—	$—	$48,875	$48,875	$—	$—

38,076,500	24,212,936	2,837,348	6,128,169	10,539,846	16,357,769
320,164	252,132	582,931	1,145,639	270,366	473,663
(11,114,081)	(7,593,918)	(3,556,181)	(2,840,206)	(6,780,074)	(5,934,930)

27,282,583	16,871,150	(135,902)	4,433,602	4,030,138	10,896,502

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	155

FINANCIAL INFORMATION

Statement of Changes in Net Assets (continued) Six-month-ended numbers are unaudited	RS High Yield Municipal Bond

	For the Six Months Ended 6/30/10	For the Period Ended 12/31/09(1)

Operations
Net investment income	$1,235,903	$140,930
Net realized gain/(loss) from investments and foreign currency transactions	58,655	—
Net change in unrealized appreciation/depreciation on investments, loans and translation of assets and liabilities in foreign currencies	1,277,491	249,500

Net Increase/(Decrease) in Net Assets Resulting from Operations	2,572,049	390,430

Distributions to Shareholders
Net investment income
Class A	(1,054,175)	(124,824)
Class B	—	—
Class C	(100,342)	(8,053)
Class K	—	—
Class Y	(81,386)	(8,053)
Net realized gain on investments
Class A	—	—
Class B	—	—
Class C	—	—
Class K	—	—
Class Y	—	—

Total Distributions	(1,235,903)	(140,930)

Capital Share Transactions
Proceeds from sales of shares	19,418,304	35,000,000
Reinvestment of distributions	1,178,277	140,930
Cost of shares redeemed	(58,347)	—

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	20,538,234	35,140,930

Net Increase/(Decrease) in Net Assets	21,874,380	35,390,430
Net Assets
Beginning of period	35,390,430	—

End of period	$57,264,810	$35,390,430

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$—

Accumulated Undistributed Net Investment Income Included in Net Assets	$—	$—

Other Information:
Shares
Sold	1,876,546	3,500,000
Reinvested	114,247	13,996
Redeemed	(5,622)	—

Net Increase/(Decrease)	1,985,171	3,513,996

(1)	Commenced operations on November 24, 2009.

(2)	Commenced operations on December 8, 2009.

156	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Floating Rate		RS Strategic Income		RS Money Market

For the Six Months Ended 6/30/10	For the Period Ended 12/31/09(2)	For the Six Months Ended 6/30/10	For the Period Ended 12/31/09(1)	For the Six Months Ended 6/30/10	For the Year Ended 12/31/09

$2,134,264	$38,525	$1,353,117	$128,240	$81,229	$278,118

271,958	26	922,755	(7,006)	(1,000)	—

(2,194,271)	182,493	(38,690)	(187,834)	—	—

211,951	221,044	2,237,182	(66,600)	80,229	278,118

(1,660,257)	(33,794)	(1,181,449)	(112,851)	(75,085)	(259,858)
—	—	—	—	(191)	(829)
(280,748)	(1,577)	(64,230)	(5,130)	(439)	(3,892)
(49,256)	(1,577)	(52,346)	(5,130)	(4,515)	(13,134)
(144,003)	(1,577)	(55,090)	(5,129)	—	—

—	—	(32,620)	—	—	—
—	—	—	—	—	—
—	—	(2,288)	—	—	—
—	—	(1,413)	—	—	—
—	—	(1,511)	—	—	—

(2,134,264)	(38,525)	(1,390,947)	(128,240)	(80,230)	(277,713)

121,853,363	50,007,000	4,156,593	50,000,000	125,947,270	184,632,006
1,917,883	38,525	1,386,488	128,240	79,407	275,798
(11,187,490)	—	(330,189)	—	(133,627,074)	(237,806,192)

112,583,756	50,045,525	5,212,892	50,128,240	(7,600,397)	(52,898,388)

110,661,443	50,228,044	6,059,127	49,933,400	(7,600,398)	(52,897,983)

50,228,044	—	49,933,400	—	490,870,962	543,768,945

$160,889,487	$50,228,044	$55,992,527	$49,933,400	$483,270,564	$490,870,962

$—	$—	$(44,573)	$(44,575)	$—	$—

$—	$—	$—	$—	$40,837	$39,838

12,064,662	5,001,698	412,079	5,000,000	125,947,270	184,632,006
190,830	3,841	137,332	12,875	79,407	275,798
(1,113,254)	—	(32,774)	—	(133,627,074)	(237,806,192)

11,142,238	5,005,539	516,637	5,012,875	(7,600,397)	(52,898,388)

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	157

FINANCIAL INFORMATION

The financial highlights table is intended to help you understand each Fund’s financial performance for the past six reporting periods (or, if shorter, the period since inception of each Fund’s share classes). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions from Net Realized Capital Gains
RS Investment Quality Bond Fund
Class A
Six Months Ended 6/30/10[1]	$9.89	$0.20	$0.35	$0.55	$(0.20)	$—
Year Ended 12/31/09	9.34	0.41	0.55	0.96	(0.41)	—
Year Ended 12/31/08	9.79	0.42	(0.45)	(0.03)	(0.42)	—
Year Ended 12/31/07	9.69	0.44	0.10	0.54	(0.44)	—
Year Ended 12/31/06	9.76	0.42	(0.04)	0.38	(0.42)	(0.03)
Year Ended 12/31/05	10.02	0.38	(0.18)	0.20	(0.38)	(0.08)

Class B
Six Months Ended 6/30/10[1]	$9.89	$0.16	$0.35	$0.51	$(0.16)	$—
Year Ended 12/31/09	9.33	0.34	0.56	0.90	(0.34)	—
Year Ended 12/31/08	9.79	0.35	(0.46)	(0.11)	(0.35)	—
Year Ended 12/31/07	9.68	0.37	0.11	0.48	(0.37)	—
Year Ended 12/31/06	9.76	0.35	(0.05)	0.30	(0.35)	(0.03)
Year Ended 12/31/05	10.01	0.31	(0.17)	0.14	(0.31)	(0.08)

Class C
Six Months Ended 6/30/10[1]	$9.89	$0.16	$0.35	$0.51	$(0.16)	$—
Year Ended 12/31/09	9.34	0.34	0.55	0.89	(0.34)	—
Year Ended 12/31/08	9.79	0.35	(0.45)	(0.10)	(0.35)	—
Year Ended 12/31/07	9.68	0.37	0.11	0.48	(0.37)	—
Year Ended 12/31/06	9.76	0.35	(0.05)	0.30	(0.35)	(0.03)
Year Ended 12/31/05	10.01	0.31	(0.17)	0.14	(0.31)	(0.08)

Class K
Six Months Ended 6/30/10[1]	$9.90	$0.18	$0.36	$0.54	$(0.18)	$—
Year Ended 12/31/09	9.35	0.37	0.55	0.92	(0.37)	—
Year Ended 12/31/08	9.80	0.38	(0.45)	(0.07)	(0.38)	—
Year Ended 12/31/07	9.70	0.40	0.10	0.50	(0.40)	—
Year Ended 12/31/06	9.77	0.39	(0.04)	0.35	(0.39)	(0.03)
Year Ended 12/31/05	10.03	0.34	(0.18)	0.16	(0.34)	(0.08)

Class Y
Six Months Ended 6/30/10[1]	$9.89	$0.21	$0.35	$0.56	$(0.21)	$—
Period From 5/13/09[2] to 12/31/09[1]	9.47	0.27	0.42	0.69	(0.27)	—

See notes to Financial Highlights on pages 168 -169.

158	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[4]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.20)	$10.24	5.58%	$130,202	0.85%	1.05%	3.96%	3.76%	60%
(0.41)	9.89	10.50%	127,155	0.85%	1.05%	4.24%	4.04%	169%
(0.42)	9.34	(0.35)%	88,118	0.85%	1.01%	4.34%	4.18%	172%
(0.44)	9.79	5.73%	94,057	0.85%	1.04%	4.56%	4.37%	154%
(0.45)	9.69	4.08%	89,505	0.86%	1.04%	4.40%	4.22%	147%
(0.46)	9.76	2.07%	99,230	0.85%	1.00%	3.83%	3.68%	189%

$(0.16)	$10.24	5.19%	$4,006	1.60%	1.98%	3.21%	2.83%	60%
(0.34)	9.89	9.79%	3,891	1.60%	1.84%	3.51%	3.27%	169%
(0.35)	9.33	(1.20)%	8,148	1.60%	1.82%	3.59%	3.37%	172%
(0.37)	9.79	5.05%	8,800	1.61%	1.84%	3.81%	3.58%	154%
(0.38)	9.68	3.20%	9,182	1.61%	2.00%	3.65%	3.26%	147%
(0.39)	9.76	1.41%	13,925	1.60%	1.93%	3.08%	2.75%	189%

$(0.16)	$10.24	5.19%	$7,820	1.60%	1.80%	3.22%	3.02%	60%
(0.34)	9.89	9.68%	11,701	1.60%	1.81%	3.49%	3.28%	169%
(0.35)	9.34	(1.10)%	7,794	1.60%	1.80%	3.60%	3.40%	172%
(0.37)	9.79	5.05%	7,293	1.61%	1.82%	3.81%	3.60%	154%
(0.38)	9.68	3.20%	6,863	1.61%	2.04%	3.65%	3.22%	147%
(0.39)	9.76	1.41%	10,008	1.60%	1.98%	3.08%	2.70%	189%

$(0.18)	$10.26	5.48%	$14,649	1.25%	1.51%	3.57%	3.31%	60%
(0.37)	9.90	10.05%	13,096	1.25%	1.55%	3.86%	3.56%	169%
(0.38)	9.35	(0.74)%	10,804	1.25%	1.39%	3.95%	3.81%	172%
(0.40)	9.80	5.31%	9,695	1.25%	1.63%	4.17%	3.79%	154%
(0.42)	9.70	3.67%	8,530	1.26%	1.42%	4.01%	3.85%	147%
(0.42)	9.77	1.67%	9,251	1.25%	1.37%	3.43%	3.31%	189%

$(0.21)	$10.24	5.67%	$920	0.66%	0.79%	4.15%	4.02%	60%
(0.27)	9.89	7.32%	1,093	0.66%	0.84%	4.28%	4.10%	169%

See notes to Financial Highlights on pages 168 -169.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	159

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions from Net Realized Capital Gains
RS Low Duration Bond Fund
Class A
Six Months Ended 6/30/10[1]	$10.17	$0.15	$0.09	$0.24	$(0.15)	$	—[5]
Year Ended 12/31/09	9.88	0.28	0.29	0.57	(0.28)		—[5]
Year Ended 12/31/08	9.89	0.34	(0.01)	0.33	(0.34)		—
Year Ended 12/31/07	9.80	0.42	0.09	0.51	(0.42)		—
Year Ended 12/31/06	9.77	0.37	0.03	0.40	(0.37)		—
Year Ended 12/31/05	9.93	0.29	(0.16)	0.13	(0.29)		—

Class B
Six Months Ended 6/30/10[1]	$10.16	$0.11	$0.09	$0.20	$(0.11)	$	—[5]
Year Ended 12/31/09	9.88	0.21	0.28	0.49	(0.21)		—[5]
Year Ended 12/31/08	9.89	0.26	(0.01)	0.25	(0.26)		—
Year Ended 12/31/07	9.80	0.34	0.09	0.43	(0.34)		—
Year Ended 12/31/06	9.77	0.29	0.03	0.32	(0.29)		—
Year Ended 12/31/05	9.93	0.22	(0.16)	0.06	(0.22)		—

Class C
Six Months Ended 6/30/10[1]	$10.17	$0.11	$0.09	$0.20	$(0.11)	$	—[5]
Year Ended 12/31/09	9.88	0.21	0.29	0.50	(0.21)		—[5]
Year Ended 12/31/08	9.89	0.26	(0.01)	0.25	(0.26)		—
Year Ended 12/31/07	9.80	0.34	0.09	0.43	(0.34)		—
Year Ended 12/31/06	9.77	0.29	0.03	0.32	(0.29)		—
Year Ended 12/31/05	9.93	0.22	(0.16)	0.06	(0.22)		—

Class K
Six Months Ended 6/30/10[1]	$10.17	$0.13	$0.09	$0.22	$(0.13)	$	—[5]
Year Ended 12/31/09	9.88	0.24	0.29	0.53	(0.24)		—[5]
Year Ended 12/31/08	9.89	0.30	(0.01)	0.29	(0.30)		—
Year Ended 12/31/07	9.80	0.38	0.09	0.47	(0.38)		—
Year Ended 12/31/06	9.77	0.33	0.03	0.36	(0.33)		—
Year Ended 12/31/05	9.93	0.25	(0.16)	0.09	(0.25)		—

Class Y
Six Months Ended 6/30/10[1]	$10.17	$0.16	$0.10	$0.26	$(0.16)	$	—[5]
Period From 5/13/09[2] to 12/31/09[1]	9.98	0.20	0.19	0.39	(0.20)		—[5]

See notes to Financial Highlights on pages 168 -169.

160	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[4]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.15)	$10.26	2.39%	$342,020	0.80%	0.90%	2.88%	2.79%	90%
(0.28)	10.17	5.89%	162,209	0.80%	0.97%	2.84%	2.67%	393%
(0.34)	9.88	3.35%	17,326	0.80%	1.23%	3.37%	2.94%	127%
(0.42)	9.89	5.29%	10,320	0.80%	1.29%	4.25%	3.76%	53%
(0.37)	9.80	4.16%	9,759	0.80%	1.50%	3.77%	3.07%	67%
(0.29)	9.77	1.34%	9,316	0.80%	1.53%	2.95%	2.22%	122%

$(0.11)	$10.25	2.01%	$1,182	1.55%	2.42%	2.15%	1.28%	90%
(0.21)	10.16	4.99%	1,002	1.55%	1.77%	2.05%	1.83%	393%
(0.26)	9.88	2.58%	8,744	1.55%	1.94%	2.65%	2.26%	127%
(0.34)	9.89	4.51%	8,585	1.55%	1.97%	3.50%	3.08%	53%
(0.29)	9.80	3.38%	8,329	1.55%	2.27%	3.01%	2.29%	67%
(0.22)	9.77	0.58%	8,317	1.55%	2.30%	2.20%	1.45%	122%

$(0.11)	$10.26	2.01%	$91,350	1.55%	1.65%	2.13%	2.04%	90%
(0.21)	10.17	5.10%	44,681	1.55%	1.71%	2.09%	1.93%	393%
(0.26)	9.88	2.58%	9,156	1.55%	1.93%	2.65%	2.27%	127%
(0.34)	9.89	4.51%	8,290	1.55%	1.98%	3.50%	3.07%	53%
(0.29)	9.80	3.38%	7,949	1.55%	2.29%	3.01%	2.27%	67%
(0.22)	9.77	0.58%	7,730	1.55%	2.32%	2.20%	1.43%	122%

$(0.13)	$10.26	2.19%	$4,702	1.20%	1.56%	2.51%	2.15%	90%
(0.24)	10.17	5.47%	3,746	1.20%	1.42%	2.42%	2.20%	393%
(0.30)	9.88	2.94%	10,854	1.20%	1.56%	3.00%	2.64%	127%
(0.38)	9.89	4.87%	10,171	1.20%	1.67%	3.85%	3.38%	53%
(0.33)	9.80	3.74%	9,512	1.20%	1.58%	3.37%	2.99%	67%
(0.25)	9.77	0.93%	8,428	1.20%	1.59%	2.56%	2.17%	122%

$(0.16)	$10.27	2.60%	$61,754	0.59%	0.59%	3.08%	3.08%	90%
(0.20)	10.17	3.91%	7,347	0.63%	0.73%	3.07%	2.97%	393%

See notes to Financial Highlights on pages 168 -169.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	161

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions
RS High Yield Bond Fund
Class A
Six Months Ended 6/30/10[1]	$6.59	$0.26	$(0.05)	$0.21	$(0.26)	$—	$(0.26)
Year Ended 12/31/09	5.16	0.50	1.43	1.93	(0.50)	—	(0.50)
Year Ended 12/31/08	7.03	0.52	(1.87)	(1.35)	(0.52)	—	(0.52)
Year Ended 12/31/07	7.49	0.54	(0.46)	0.08	(0.54)	—	(0.54)
Year Ended 12/31/06	7.35	0.51	0.14	0.65	(0.51)	—	(0.51)
Year Ended 12/31/05	7.58	0.47	(0.23)	0.24	(0.47)	—	(0.47)

Class B
Six Months Ended 6/30/10[1]	$6.58	$0.24	$(0.04)	$0.20	$(0.24)	$—	$(0.24)
Year Ended 12/31/09	5.16	0.45	1.42	1.87	(0.45)	—	(0.45)
Year Ended 12/31/08	7.02	0.47	(1.86)	(1.39)	(0.47)	—	(0.47)
Year Ended 12/31/07	7.48	0.49	(0.46)	0.03	(0.49)	—	(0.49)
Year Ended 12/31/06	7.35	0.45	0.13	0.58	(0.45)	—	(0.45)
Year Ended 12/31/05	7.57	0.42	(0.22)	0.20	(0.42)	—	(0.42)

Class C
Six Months Ended 6/30/10[1]	$6.58	$0.24	$(0.05)	$0.19	$(0.24)	$—	$(0.24)
Year Ended 12/31/09	5.16	0.45	1.42	1.87	(0.45)	—	(0.45)
Year Ended 12/31/08	7.02	0.47	(1.86)	(1.39)	(0.47)	—	(0.47)
Year Ended 12/31/07	7.48	0.49	(0.46)	0.03	(0.49)	—	(0.49)
Year Ended 12/31/06	7.34	0.45	0.14	0.59	(0.45)	—	(0.45)
Year Ended 12/31/05	7.57	0.42	(0.23)	0.19	(0.42)	—	(0.42)

Class K
Six Months Ended 6/30/10[1]	$6.59	$0.25	$(0.05)	$0.20	$(0.25)	$—	$(0.25)
Year Ended 12/31/09	5.16	0.48	1.43	1.91	(0.48)	—	(0.48)
Year Ended 12/31/08	7.03	0.50	(1.87)	(1.37)	(0.50)	—	(0.50)
Year Ended 12/31/07	7.49	0.51	(0.46)	0.05	(0.51)	—	(0.51)
Year Ended 12/31/06	7.35	0.48	0.14	0.62	(0.48)	—	(0.48)
Year Ended 12/31/05	7.58	0.44	(0.23)	0.21	(0.44)	—	(0.44)

Class Y
Six Months Ended 6/30/10[1]	$6.58	$0.27	$(0.05)	$0.22	$(0.27)	$—	$(0.27)
Period From 5/13/09[2] to 12/31/09[1]	5.74	0.33	0.84	1.17	(0.33)	—	(0.33)

See notes to Financial Highlights on pages 168 -169.

162	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Redemption Fees	Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[4]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$—	$6.54	3.25%	$67,785	0.85%	1.14%	7.97%	7.68%	55%
—	6.59	38.92%	76,328	0.85%	1.14%	8.39%	8.10%	66%
—	5.16	(20.10)%	41,222	0.85%	1.18%	8.38%	8.05%	72%
—	7.03	1.04%	48,425	0.85%	1.17%	7.37%	7.05%	95%
0.00[5]	7.49	9.14%	49,616	0.85%	1.19%	6.90%	6.56%	82%
0.00[5]	7.35	3.34%	48,246	0.85%	1.19%	6.38%	6.04%	89%

$—	$6.54	3.03%	$3,390	1.60%	2.01%	7.27%	6.86%	55%
—	6.58	37.67%	3,019	1.60%	1.98%	7.72%	7.34%	66%
—	5.16	(20.60)%	3,203	1.60%	1.97%	7.28%	6.91%	72%
—	7.02	0.28%	9,257	1.60%	1.95%	6.62%	6.27%	95%
0.00[5]	7.48	8.19%	9,434	1.60%	2.23%	6.14%	5.51%	82%
0.00[5]	7.35	2.70%	9,874	1.60%	2.19%	5.63%	5.04%	89%

$—	$6.53	2.87%	$18,809	1.60%	1.92%	7.26%	6.95%	55%
—	6.58	37.69%	15,088	1.60%	1.93%	7.67%	7.34%	66%
—	5.16	(20.58)%	8,897	1.60%	1.93%	7.59%	7.26%	72%
—	7.02	0.28%	11,277	1.60%	1.93%	6.62%	6.29%	95%
0.00[5]	7.48	8.33%	11,258	1.60%	2.16%	6.14%	5.58%	82%
0.00[5]	7.34	2.56%	10,463	1.60%	2.15%	5.63%	5.08%	89%

$—	$6.54	3.05%	$17,046	1.25%	1.59%	7.61%	7.27%	55%
—	6.59	38.36%	16,522	1.25%	1.60%	8.04%	7.69%	66%
—	5.16	(20.42)%	11,663	1.25%	1.57%	7.94%	7.62%	72%
—	7.03	0.64%	14,330	1.25%	1.65%	6.97%	6.57%	95%
0.00[5]	7.49	8.71%	13,774	1.25%	1.54%	6.50%	6.21%	82%
0.00[5]	7.35	2.93%	11,772	1.25%	1.52%	5.98%	5.71%	89%

$—	$6.53	3.35%	$3,397	0.66%	0.93%	8.44%	8.17%	55%
—	6.58	20.76%	1,207	0.66%	0.97%	8.25%	7.94%	66%
See notes to Financial Highlights on pages 168 -169.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	163

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions from Net Realized Capital Gains
RS Tax-Exempt Fund
Class A
Six Months Ended 6/30/10[1]	$10.19	$0.19	$0.10	$0.29	$(0.19)	$—
Year Ended 12/31/09	9.48	0.37	0.71	1.08	(0.37)	—
Year Ended 12/31/08	9.83	0.33	(0.35)	(0.02)	(0.33)	—
Year Ended 12/31/07	10.08	0.36	(0.22)	0.14	(0.36)	(0.03)
Year Ended 12/31/06	9.98	0.36	0.13	0.49	(0.36)	(0.03)
Year Ended 12/31/05	10.19	0.36	0.05	0.41	(0.36)	(0.26)

Class C
Six Months Ended 6/30/10[1]	$10.18	$0.15	$0.11	$0.26	$(0.15)	$—
Year Ended 12/31/09	9.47	0.29	0.71	1.00	(0.29)	—
Year Ended 12/31/08	9.83	0.25	(0.36)	(0.11)	(0.25)	—
Year Ended 12/31/07	10.08	0.29	(0.22)	0.07	(0.29)	(0.03)
Year Ended 12/31/06	9.98	0.28	0.13	0.41	(0.28)	(0.03)
Year Ended 12/31/05	10.19	0.28	0.05	0.33	(0.28)	(0.26)

Class Y
Six Months Ended 6/30/10[1]	$10.18	$0.19	$0.10	$0.29	$(0.19)	$—
Period From 5/13/09[2] to 12/31/09[1]	9.94	0.25	0.24	0.49	(0.25)	—

RS High Yield Municipal Bond Fund
Class A
Six Months Ended 6/30/10[1]	$10.07	$0.30	$0.34	$0.64	$(0.30)	$—
Period From 11/23/09[11] to 12/31/09[1]	10.00	0.04	0.07	0.11	(0.04)	—

Class C
Six Months Ended 6/30/10[1]	$10.07	$0.29	$0.34	$0.63	$(0.29)	$—
Period From 11/23/09[11] to 12/31/09[1]	10.00	0.04	0.07	0.11	(0.04)	—

Class Y
Six Months Ended 6/30/10[1]	$10.07	$0.30	$0.34	$0.64	$(0.30)	$—
Period From 11/23/09[11] to 12/31/09[1]	10.00	0.04	0.07	0.11	(0.04)	—

See notes to Financial Highlights on pages 168 -169.

164	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[4]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.19)	$10.29	2.82%	$178,758	0.83%	0.93%	3.64%	3.54%	14%
(0.37)	10.19	11.52%	181,692	0.85%	0.94%	3.66%	3.57%	44%
(0.33)	9.48	(0.23)%	96,557	0.85%	0.96%	3.38%	3.27%	113%
(0.39)	9.83	1.47%	95,533	0.85%	0.97%	3.68%	3.56%	158%
(0.39)	10.08	5.03%	93,205	0.87%	0.95%	3.60%	3.52%	141%
(0.62)	9.98	4.02%	86,515	0.86%	0.96%	3.48%	3.38%	160%

$(0.15)	$10.29	2.53%	$59,505	1.60%	1.70%	2.87%	2.78%	14%
(0.29)	10.18	10.69%	43,668	1.60%	1.71%	2.90%	2.79%	44%
(0.25)	9.47	(1.08)%	12,045	1.60%	1.73%	2.64%	2.51%	113%
(0.32)	9.83	0.71%	11,577	1.60%	1.75%	2.93%	2.78%	158%
(0.31)	10.08	4.25%	11,434	1.62%	1.95%	2.85%	2.52%	141%
(0.54)	9.98	3.24%	11,060	1.61%	1.94%	2.73%	2.40%	160%

$(0.19)	$10.28	2.91%	$33,211	0.66%	0.66%	3.89%	3.88%	14%
(0.25)	10.18	4.95%	2,356	0.69%	0.77%	3.80%	3.72%	44%

$(0.30)	$10.41	6.41%	$44,339	0.10%	1.30%	5.84%	4.64%	7%
(0.04)	10.07	1.10%	31,346	—%[6]	1.25%	3.85%	2.60%	—%[7]

$(0.29)	$10.41	6.33%	$8,632	0.22%	2.04%	5.63%	3.81%	7%
(0.04)	10.07	1.10%	2,022	—%[6]	2.14%	3.85%	1.71%	—%[7]

$(0.30)	$10.41	6.40%	$4,294	0.10%	1.03%	5.82%	4.89%	7%
(0.04)	10.07	1.10%	2,022	—%[6]	2.14%	3.85%	1.71%	—%[7]

See notes to Financial Highlights on pages 168 -169.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	165

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions from Net Realized Capital Gains
RS Floating Rate Fund
Class A
Six Months Ended 6/30/10[1]	$10.03	$0.24	$(0.07)	$0.17	$(0.24)	$—
Period From 12/7/09[11] to 12/31/09[1]	10.00	0.01	0.03	0.04	(0.01)	—

Class C
Six Months Ended 6/30/10[1]	$10.04	$0.24	$(0.08)	$0.16	$(0.24)	$—
Period From 12/7/09[11] to 12/31/09[1]	10.00	0.01	0.04	0.05	(0.01)	—

Class K
Six Months Ended 6/30/10[1]	$10.04	$0.24	$(0.08)	$0.16	$(0.24)	$—
Period From 12/7/09[11] to 12/31/09[1]	10.00	0.01	0.04	0.05	(0.01)	—

Class Y
Six Months Ended 6/30/10[1]	$10.04	$0.24	$(0.08)	$0.16	$(0.24)	$—
Period From 12/7/09[11] to 12/31/09[1]	10.00	0.01	0.04	0.05	(0.01)	—

RS Strategic Income Fund
Class A
Six Months Ended 6/30/10[1]	$9.96	$0.26	$0.18	$0.44	$(0.26)	$(0.01)
Period From 11/23/09[11] to 12/31/09[1]	10.00	0.03	(0.04)	(0.01)	(0.03)	—

Class C
Six Months Ended 6/30/10[1]	$9.96	$0.25	$0.18	$0.43	$(0.25)	$(0.01)
Period From 11/23/09[11] to 12/31/09[1]	10.00	0.03	(0.04)	(0.01)	(0.03)	—

Class K
Six Months Ended 6/30/10[1]	$9.96	$0.26	$0.18	$0.44	$(0.26)	$(0.01)
Period From 11/23/09[11] to 12/31/09[1]	10.00	0.03	(0.04)	(0.01)	(0.03)	—

Class Y
Six Months Ended 6/30/10[1]	$9.96	$0.26	$0.18	$0.44	$(0.26)	$(0.01)
Period From 11/23/09[11] to 12/31/09[1]	10.00	0.03	(0.04)	(0.01)	(0.03)	—

See notes to Financial Highlights on pages 168 -169.

166	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[4]	Gross Ratio of Net Investment Income/(Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.24)	$9.96	1.72%	$107,103	0.10%	1.25%	4.91%	3.76%	16%
(0.01)	10.03	0.38%	44,195	—%[6]	1.65%	1.26%	(0.39)%	—%[7]

$(0.24)	$9.96	1.58%	$34,938	0.22%	1.96%	4.95%	3.21%	16%
(0.01)	10.04	0.48%	2,009	—%[6]	3.09%	1.20%	(1.89)%	—%[7]

$(0.24)	$9.96	1.60%	$2,149	0.10%	1.68%	4.83%	3.25%	16%
(0.01)	10.04	0.48%	2,009	—%[6]	3.09%	1.20%	(1.89)%	—%[7]

$(0.24)	$9.96	1.62%	$16,699	0.10%	0.98%	5.02%	4.14%	16%
(0.01)	10.04	0.48%	2,015	—%[6]	3.09%	1.20%	(1.89)%	—%[7]

$(0.27)	$10.13	4.41%	$48,217	0.10%	1.38%	5.18%	3.90%	29%
(0.03)	9.96	(0.14)%	43,942	—%[6]	1.14%	2.47%	1.33%	2%

$(0.26)	$10.13	4.35%	$3,462	0.20%	2.15%	5.09%	3.14%	29%
(0.03)	9.96	(0.14)%	1,997	—%[6]	2.06%	2.47%	0.41%	2%

$(0.27)	$10.13	4.41%	$2,085	0.10%	1.78%	5.17%	3.49%	29%
(0.03)	9.96	(0.14)%	1,997	—%[6]	2.06%	2.47%	0.41%	2%

$(0.27)	$10.13	4.41%	$2,229	0.10%	1.11%	5.18%	4.17%	29%
(0.03)	9.96	(0.14)%	1,997	—%[6]	2.06%	2.47%	0.41%	2%

See notes to Financial Highlights on pages 168 -169.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	167

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain/(Loss)		Total Operations		Distributions From Net Investment Income		Distributions from Net Realized Capital Gains
RS Money Market Fund
Class A
Six Months Ended 6/30/10[1]	$1.00	$	—[8]	$	—[8]	$	—[8]	$	—[8]	$—
Year Ended 12/31/09	1.00		—[8]		—		—[8]		—[8]	—
Year Ended 12/31/08	1.00		0.018		—		0.018		(0.018)	—
Year Ended 12/31/07	1.00		0.044		—		0.044		(0.044)	—
Year Ended 12/31/06	1.00		0.042		—		0.042		(0.042)	—
Year Ended 12/31/05	1.00		0.024		—		0.024		(0.024)	—

Class B
Six Months Ended 6/30/10[1]	$1.00	$	—[8]	$	—[8]	$	—[8]	$	—[8]	$—
Year Ended 12/31/09	1.00		—[8]		—		—[8]		—[8]	—
Year Ended 12/31/08	1.00		0.011		—		0.011		(0.011)	—
Year Ended 12/31/07	1.00		0.036		—		0.036		(0.036)	—
Year Ended 12/31/06	1.00		0.034		—		0.034		(0.034)	—
Year Ended 12/31/05	1.00		0.017		—		0.017		(0.017)	—

Class C
Six Months Ended 6/30/10[1]	$1.00	$	—[8]	$	—[8]	$	—[8]	$	—[8]	$—
Year Ended 12/31/09	1.00		—[8]		—		—[8]		—[8]	—
Year Ended 12/31/08	1.00		0.011		—		0.011		(0.011)	—
Year Ended 12/31/07	1.00		0.036		—		0.036		(0.036)	—
Year Ended 12/31/06	1.00		0.034		—		0.034		(0.034)	—
Year Ended 12/31/05	1.00		0.017		—		0.017		(0.017)	—

Class K
Six Months Ended 6/30/10[1]	$1.00	$	—[8]	$	—[8]	$	—[8]	$	—[8]	$—
Year Ended 12/31/09	1.00		—[8]		—		—[8]		—[8]	—
Year Ended 12/31/08	1.00		0.014		—		0.014		(0.014)	—
Year Ended 12/31/07	1.00		0.040		—		0.040		(0.040)	—
Year Ended 12/31/06	1.00		0.038		—		0.038		(0.038)	—
Year Ended 12/31/05	1.00		0.020		—		0.020		(0.020)	—

Distributions reflect actual per–share amounts distributed for the period.

[1]	Ratios for periods of less than one year have been annualized, except for total return and portfolio turnover rate.

[2]	Inception date.

[3]	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

[4]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitation, interest expense associated with reverse repurchase agreements and custody credits, if applicable.

168	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions		Net Asset Value, End of Period	Total Return[3]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]		Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[4]		Gross Ratio of Net Investment Income/(Loss) to Average Net Assets

$	—[8]	$1.00	0.02%		$452,498	0.17%	[10]	0.83%	0.03%	[10]	(0.63)%
	—[8]	1.00	0.05%		461,792	0.33%	[10]	0.84%	0.05%	[10]	(0.46)%
	(0.018)	1.00	1.82%	[9]	510,931	0.75%		0.86%	1.79%		1.68%
	(0.044)	1.00	4.45%		458,233	0.84%		0.90%	4.36%		4.30%
	(0.042)	1.00	4.26%		409,170	0.85%		0.92%	4.18%		4.11%
	(0.024)	1.00	2.41%		396,012	0.85%		0.91%	2.37%		2.31%

$	—[8]	$1.00	0.02%		$1,081	0.17%	[10]	2.01%	0.03%	[10]	(1.81)%
	—[8]	1.00	0.05%		1,375	0.34%	[10]	1.95%	0.05%	[10]	(1.56)%
	(0.011)	1.00	1.08%	[9]	1,918	1.48%	[10]	1.85%	1.12%	[10]	0.75%
	(0.036)	1.00	3.67%		2,542	1.59%		1.84%	3.62%		3.37%
	(0.034)	1.00	3.48%		2,763	1.60%		1.87%	3.38%		3.11%
	(0.017)	1.00	1.76%		5,030	1.47%		1.86%	1.68%		1.29%

$	—[8]	$1.00	0.02%		$2,543	0.17%	[10]	1.83%	0.03%	[10]	(1.63)%
	—[8]	1.00	0.05%		2,194	0.34%	[10]	1.69%	0.05%	[10]	(1.30)%
	(0.011)	1.00	1.08%	[9]	7,950	1.48%	[10]	1.69%	1.09%	[10]	0.88%
	(0.036)	1.00	3.67%		8,456	1.59%		1.74%	3.60%		3.45%
	(0.034)	1.00	3.48%		6,378	1.60%		1.71%	3.43%		3.32%
	(0.017)	1.00	1.76%		6,233	1.47%		1.68%	1.69%		1.48%

$	—[8]	$1.00	0.02%		$27,149	0.16%	[10]	1.43%	0.04%	[10]	(1.23)%
	—[8]	1.00	0.05%		25,510	0.32%	[10]	1.45%	0.05%	[10]	(1.08)%
	(0.014)	1.00	1.42%	[9]	22,970	1.14%	[10]	1.26%	1.32%	[10]	1.20%
	(0.040)	1.00	4.03%		13,294	1.23%		1.61%	3.94%		3.56%
	(0.038)	1.00	3.84%		9,686	1.25%		1.35%	3.76%		3.66%
	(0.020)	1.00	2.00%		10,083	1.25%		1.32%	1.96%		1.89%

[5]	Rounds to $0.00 per share.

[6]	Expenses for the period ended December 31, 2009 were reimbursed by Guardian Investor Services LLC (See Note 2a).

[7]	For the period ended December 31, 2009 no long-term securities were sold.

[8]	Rounds to $0.000 per share.

[9]	Without the effect of the voluntary contribution by the distributor, the total return would have been 1.78%, 1.04%, 1.04% and 1.38% for Class A, Class B, Class C and Class K, respectively.

[10]	Includes additional subsidies to maintain a minimum yield threshold.

[11]	Inception date. Shares were not offered to the public prior to December 31, 2009.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	169

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Notes to Financial Statements

June 30, 2010 (unaudited)

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to eight series offered by the Trust: RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund, RS High Yield Municipal Bond Fund, RS Floating Rate Fund, RS Strategic Income Fund and RS Money Market Fund (each a “Fund,” collectively the “Funds”). All of the Funds are diversified funds. The financial statements for the other remaining series of the Trust are presented in separate reports.

RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund offer Class A, B, C, K & Y shares. RS Tax-Exempt Fund and RS High Yield Municipal Bond Fund offer Class A, C & Y shares. RS Floating Rate Fund and RS Strategic Income Fund offer Class A, C, K & Y shares. RS Money Market Fund offers Class A, B, C & K shares. The classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, except for certain differences, including class-specific expenses and voting rights with respect to matters affecting fewer than all classes or in which the interests of one class differ from the interests of any other class.

The Trust has an unlimited number of authorized shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of a Fund, as applicable.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Funds are responsible for the valuation of portfolio securities and use independent pricing services (each, a “Service”). The valuations of debt securities, including bank loans, with more than 60 days to maturity for which quoted bid prices are readily available and representative of the bid side of the market are valued by a relevant Service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available and representative of the market value are valued by the Service at estimated market value based on methods which may include consideration of yields or prices of government securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Other marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 5d). RS Money Market Fund values its investments based on amortized cost in accordance with Rule 2a-7 of the 1940 Act. Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of a Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Funds have adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Funds’ investment portfolios into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

For the six months ended June 30, 2010, there were no significant transfers between level 1 and level 2.

b. Federal Income Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2010, the Trust has reviewed the tax positions for open periods, as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the six months ended June 30, 2010, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state authorities for tax years before 2005, except for RS High Yield Municipal Bond Fund, RS Floating Rate Fund and RS Strategic Income Fund which incepted during the fiscal year 2009 and are therefore not subject to U.S. federal and state authority examination for tax years prior to 2009.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Forward Foreign Currency Contracts The Funds may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a Fund’s counterparty to meet the terms of a contract and from unanticipated movements in the value of a currency relative to another currency. Fluctuations in the values of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Funds. When a forward contract is closed, a Fund will record a realized gain or loss equal to the increase or decrease in the value of such forward contract between the time it was opened and the time it was closed. Such amounts are recorded as net realized gains or losses on foreign currency related transactions.

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f. Credit Derivatives The Funds may enter into credit derivatives, including credit default swaps and credit default index investments. The Funds may use these investments (i) as alternatives to direct long or short investment in a particular security, (ii) to adjust a Funds’ asset allocation or risk exposure, or (iii) for hedging purposes. The use by a Fund of credit default swaps may have the effect of creating a short position in a security. These investments can create investment leverage and may create additional investment risks that may subject a Fund to greater volatility than investments in more traditional securities, as described in the Statement of Additional Information. There were no credit derivatives held as of June 30, 2010.

g. Derivative Instruments and Hedging Activities The following is a summary of the fair valuation of RS Strategic Income Fund’s derivative instruments categorized by risk exposure at June 30, 2010.

Derivative Instrument Type	Statement of Assets and Liabilities Location	Value
Forward Foreign Currency Contracts	Receivable for open forward currency contracts	$—
Forward Foreign Currency Contracts	Payable for open forward currency contracts	171,052
*	The cumulative appreciation/depreciation of financial forward foreign currency contracts is reported in the notes to the Schedule of Investments. See Note 1e for additional information on forward foreign currency contracts.

The following is a summary of the effect of RS Strategic Income Fund’s foreign currency hedging activity on the Statement of Operations for the six months ended June 30, 2010.

Derivative Instrument Type	Location of Gain/(Loss) on Derivatives Recognized in Income	Amount
Forward Foreign Currency Contracts	Net realized gain/(loss) from foreign currency transactions	$—
	Net change in unrealized appreciation/depreciation on forward currency contracts	(242,331)

Open forward currency contracts as of June 30, 2010, approximates the average outstanding contracts during the six months then ended.

The Funds may, but will not necessarily enter into derivative transactions, such as forward foreign currency contracts, to hedge foreign currency exposure or for other purposes.

h. Investment Income Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Funds are informed of the dividend. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are

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allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

i. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

j. Custody Credits The Funds have entered into an arrangement with their custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Funds’ custodian expenses. Each Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

k. Distributions to Shareholders Distributions of net investment income are declared and accrued daily and each Fund intends to distribute substantially all net investment income, as determined on a federal tax basis if any, monthly. Distributions of net realized capital gains, if any, are declared and paid at least once a year, except from RS Money Market Fund, which distributes its short-term gains monthly and is not expected to realize long-term capital gains. Distributions to shareholders are recorded on the ex-dividend date.

l. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

m. Temporary Borrowings The Funds, excluding RS Money Market Fund but including other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the six months ended June 30, 2010, the Funds did not borrow from the facility.

n. Offering Costs Offering costs are accounted for on an accrual basis. Offering costs are expensed over a 12-month period. The costs include legal, printing, administration and other expenses associated with the initial registration of a Fund.

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments

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receives an investment advisory fee based on the average daily net assets of the Funds, at the following annual rates:

Fund	Investment Advisory Fee Percentage
RS Investment Quality Bond Fund	0.50%
RS Low Duration Bond Fund	0.45%
RS High Yield Bond Fund	0.60%
RS Tax-Exempt Fund	0.50%
RS High Yield Municipal Bond Fund	0.50%
RS Floating Rate Fund	0.65%
RS Strategic Income Fund	0.60%
RS Money Market Fund	0.45%

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Funds, subject to the supervision of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at annual rates of 0.475%, 0.4275%, 0.57%, 0.475%, 0.475%, 0.6175%, 0.57% and 0.4275% of the average daily net assets of RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund, RS High Yield Municipal Bond Fund, RS Floating Rate Fund, RS Strategic Income Fund and RS Money Market Fund, respectively. Payment of the sub-investment advisory fees does not represent a separate or additional expense to the Funds.

Pursuant to a written agreement in effect through April 30, 2011, expense limitations have been imposed whereby RS Investments agreed to limit the Funds’ total annual fund operating expenses to the following rates:

Fund	Expense Limitation
	Class A	Class B	Class C	Class K	Class Y
RS Investment Quality Bond Fund	0.85%	1.60%	1.60%	1.25%	0.66%
RS Low Duration Bond Fund	0.80%	1.55%	1.55%	1.20%	0.63%
RS High Yield Bond Fund	0.85%	1.60%	1.60%	1.25%	0.66%
RS Tax-Exempt Fund*	0.80%	NA	1.60%	NA	0.69%
RS High Yield Municipal Bond Fund	0.35%	NA	1.10%	NA	0.10%
RS Floating Rate Fund	0.35%	NA	1.10%	0.75%	0.10%
RS Strategic Income Fund	0.35%	NA	1.10%	0.75%	0.10%
RS Money Market Fund	0.65%	1.40%	1.40%	1.05%	NA

*	The expense limitation in effect from January 1, 2010 through April 30, 2010 for Class A was 0.85%.

To satisfy the expense limitations, certain affiliates of RS Investments, including GIS, may waive expenses that would otherwise be charged to the Funds or may reimburse expenses incurred by the Funds.

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In addition to fees waived by GIS with respect to the expense limitations then in effect for RS Money Market Fund, GIS voluntarily waived expenses to maintain a minimum yield threshold for RS Money Market Fund during the six months ended June 30, 2010. There is no guarantee that the waiver will be in effect for subsequent periods.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund or under the previous two paragraphs.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Funds for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

c. Distribution Fees GIS serves as the principal underwriter for shares of the Funds. The Funds have entered into an agreement with GIS for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of each Fund. For the six months ended June 30, 2010, GIS received distribution fees as follows:

Fund		Annual Rate	Distribution Fees
RS Investment Quality Bond Fund	Class A	0.25%	$157,794
	Class B	1.00%	19,453
	Class C	1.00%	54,898
	Class K	0.65%	44,907
	Class Y	0.00%	—
RS Low Duration Bond Fund	Class A	0.25%	277,624
	Class B	1.00%	4,313
	Class C	1.00%	324,544
	Class K	0.65%	11,018
	Class Y	0.00%	—
RS High Yield Bond Fund	Class A	0.25%	85,947
	Class B	1.00%	15,461
	Class C	1.00%	85,724
	Class K	0.65%	54,678
	Class Y	0.00%	—
RS Tax-Exempt Fund	Class A	0.25%	224,401
	Class C	1.00%	250,399
	Class Y	0.00%	—
RS High Yield Municipal Bond Fund	Class A	0.25%	45,162
	Class C	1.00%	17,814
	Class Y	0.00%	—

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Fund		Annual Rate	Distribution Fees
RS Floating Rate Fund	Class A	0.25%	84,573
	Class C	1.00%	56,693
	Class K	0.65%	6,635
	Class Y	0.00%	—
RS Strategic Income Fund	Class A	0.25%	57,068
	Class C	1.00%	12,627
	Class K	0.65%	6,575
	Class Y	0.00%	—
RS Money Market Fund	Class A	0.25%	568,395
	Class B	1.00%	5,780
	Class C	1.00%	13,783
	Class K	0.65%	88,670

RS Investments may perform certain services and incur certain expenses with respect to the promotion of the Funds’ shares and the servicing of shareholder accounts. GIS makes payments from the amounts it receives from the Funds pursuant to the distribution plan for any amounts payable with respect to expenses incurred by RS Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Funds or the servicing of shareholder accounts. In addition to payments under the distribution plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Board of Trustees and is reviewed by the Board of Trustees periodically. Such amounts are included in the Statement of Operations under the caption “Transfer agent fees”.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) and an affiliate of GIS, distributes the Funds’ shares as a retail broker-dealer. For the six months ended June 30, 2010, PAS informed the Trust it received $1,157,102 directly or indirectly from GIS as continuing compensation for its services on behalf of all series in the Trust.

For the six months ended June 30, 2010, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Sales Charges
RS Investment Quality Bond Fund	$14,084
RS Low Duration Bond Fund	46,306
RS High Yield Bond Fund	2,809
RS Tax-Exempt Fund	51,899
RS High Yield Municipal Bond Fund	14,608
RS Floating Rate Fund	70,970
RS Strategic Income Fund	2,964
RS Money Market Fund	—

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GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. For the six months ended June 30, 2010, GIS received CDSL charges as follows:

Fund	CDSL
RS Investment Quality Bond Fund	$2,226
RS Low Duration Bond Fund	43,134
RS High Yield Bond Fund	3,060
RS Tax-Exempt Fund	34,708
RS High Yield Municipal Bond Fund	200
RS Floating Rate Fund	1,508
RS Strategic Income Fund	90
RS Money Market Fund	3,765

Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the year ended December 31, 2009, which is the most recently completed tax year was as follows:

Fund	Tax-Exempt	Ordinary Income	Long-Term Capital Gains
RS Investment Quality Bond Fund	$—	$5,777,814	$—
RS Low Duration Bond Fund	—	3,117,887	39,699
RS High Yield Bond Fund	—	7,229,619	—
RS Tax-Exempt Fund	5,914,993	44,109	—
RS High Yield Municipal Bond Fund	140,733	197	—
RS Floating Rate Fund	—	38,525	—
RS Strategic Income Fund	—	128,240	—
RS Money Market Fund	—	277,713	—

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

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As of December 31, 2009, the Funds made the following reclassifications of permanent book and tax basis differences:

Fund	Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Gain/(Loss)
RS Investment Quality Bond Fund	$(28,513)	$28,513	$—
RS Low Duration Bond Fund	—	—	—
RS High Yield Bond Fund	(7,607,781)	51,424	7,556,357
RS Tax-Exempt Fund	(17,989)	17,986	3
RS High Yield Municipal Bond Fund	—	—	—
RS Floating Rate Fund	—	—	—
RS Strategic Income Fund	—	(44,575)	44,575
RS Money Market Fund	—	—	—

See the chart below for the tax basis of distributable earnings as of December 31, 2009.

Fund	Tax-Exempt	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
RS Investment Quality Bond Fund	$—	$24,514	$—
RS Low Duration Bond Fund	—	246,170	45,408
RS High Yield Bond Fund	—	160,470	—
RS Tax-Exempt Fund	—	—	—
RS High Yield Municipal Bond Fund	—	—	—
RS Floating Rate Fund	—	26	—
RS Strategic Income Fund	—	64,273	—
RS Money Market Fund	—	39,838	—

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2009, the Funds utilized capital loss carryovers as follows:

Fund	Amount
RS Investment Quality Bond Fund	$—
RS Low Duration Bond Fund	161,376
RS High Yield Bond Fund	—
RS Tax-Exempt Fund	—
RS High Yield Municipal Bond Fund	—
RS Floating Rate Fund	—
RS Strategic Income Fund	—
RS Money Market Fund	—

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For RS High Yield Bond Fund, $7,587,223 of capital loss carryovers expired in the year ended December 31, 2009.

See the chart for capital loss carryovers available to the Funds at December 31, 2009.

	Expiring
Fund	2010	2011	2012	2013	2014	2015	2016	2017	Total
RS Investment Quality Bond Fund	$—	$—	$—	$—	$420,660	$49,025	$—	$586,864	$1,056,549
RS Low Duration Bond Fund	—	—	—	—	—	—	—	—	—
RS High Yield Bond Fund	5,307,217	—	—	—	—	—	6,462,203	3,303,739	15,073,159
RS Tax-Exempt Fund	—	—	—	—	—	922,886	1,961,919	488,356	3,373,161
RS High Yield Municipal Bond Fund	—	—	—	—	—	—	—	—	—
RS Floating Rate Fund	—	—	—	—	—	—	—	—	—
RS Strategic Income Fund	—	—	—	—	—	—	—	—	—
RS Money Market Fund	—	5,073	432	—	—	7,575	35,926	3,268	52,274

In determining its taxable income, current tax law permits the Funds to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2009, the Funds elected to defer net capital and currency losses as follows:

Fund	Deferred Net Capital Losses
RS Investment Quality Bond Fund	$—
RS Low Duration Bond Fund	—
RS High Yield Bond Fund	—
RS Tax-Exempt Fund	8,830
RS High Yield Municipal Bond Fund	—
RS Floating Rate Fund	—
RS Strategic Income Fund	—
RS Money Market Fund	—

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b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2010, for each Fund is listed in the chart below. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below:

Fund	Cost of Investments	Net Unrealized Appreciation/ (Depreciation) on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS Investment Quality Bond Fund	$163,714,403	$6,155,060	$7,269,590	$(1,114,530)
RS Low Duration Bond Fund	469,963,923	4,076,804	5,054,195	(977,391)
RS High Yield Bond Fund	108,579,240	1,550,444	4,109,263	(2,558,819)
RS Tax-Exempt Fund	248,283,307	11,203,331	11,360,289	(156,958)
RS High Yield Municipal Bond Fund	53,228,988	1,526,991	1,546,109	(19,118)
RS Floating Rate Fund	160,906,255	(2,011,908)	384,049	(2,395,957)
RS Strategic Income Fund	55,259,179	(44,924)	822,302	(867,226)
RS Money Market Fund	483,455,064	—	—	—

Note 4 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the Funds were as follows:

Transactions in Capital Shares

RS Investment Quality Bond Fund

	For the Six Months Ended 6/30/10		For the Year Ended 12/31/09
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,097,998	$21,107,720	5,780,156	$55,509,078
Shares reinvested	231,870	2,340,009	461,349	4,454,423
Shares redeemed	(2,475,603)	(24,856,289)	(2,822,776)	(27,293,480)

Net increase/(decrease)	(145,735)	$(1,408,560)	3,418,729	$32,670,021

Class B
Shares sold	11,268	$113,427	54,229	$517,815
Shares reinvested	5,812	58,632	29,753	286,026
Shares redeemed	(19,423)	(195,204)	(563,275)	(5,592,354)

Net decrease	(2,343)	$(23,145)	(479,293)	$(4,788,513)

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Transactions in Capital Shares (continued)

RS Investment Quality Bond Fund — continued

	For the Six Months Ended 6/30/10		For the Year Ended 12/31/09
	Shares	Amount	Shares	Amount
Class C
Shares sold	183,057	$1,844,012	376,231	$3,617,830
Shares reinvested	14,886	150,018	31,541	304,022
Shares redeemed	(617,560)	(6,254,834)	(59,401)	(577,722)

Net increase/(decrease)	(419,617)	$(4,260,804)	348,371	$3,344,130

Class K
Shares sold	189,366	$1,905,797	348,581	$3,333,107
Shares reinvested	24,261	245,121	48,466	467,651
Shares redeemed	(107,840)	(1,089,233)	(230,172)	(2,215,560)

Net increase	105,787	$1,061,685	166,875	$1,585,198

Class Y*
Shares sold	87,299	$877,075	107,595	$1,020,001
Shares reinvested	2,424	24,412	2,924	28,682
Shares redeemed	(110,408)	(1,120,637)	—	—

Net increase/(decrease)	(20,685)	$(219,150)	110,519	$1,048,683

*	Inception date was May 12, 2009.

RS Low Duration Bond Fund

	For the Six Months Ended 6/30/10		For the Year Ended 12/31/09
	Shares	Amount	Shares	Amount
Class A
Shares sold	26,232,131	$268,888,943	18,879,142	$190,683,894
Shares reinvested	247,821	2,540,799	166,901	1,688,426
Shares redeemed	(9,104,276)	(93,287,825)	(4,848,140)	(49,260,464)

Net increase	17,375,676	$178,141,917	14,197,903	$143,111,856

Class B
Shares sold	71,669	$733,782	35,818	$360,950
Shares reinvested	706	7,238	17,073	171,547
Shares redeemed	(55,669)	(569,741)	(839,369)	(8,574,003)

Net increase/(decrease)	16,706	$171,279	(786,478)	$(8,041,506)

Class C
Shares sold	5,034,057	$51,571,277	4,453,889	$45,038,117
Shares reinvested	48,382	495,990	37,261	376,581
Shares redeemed	(575,395)	(5,893,505)	(1,023,626)	(10,432,078)

Net increase	4,507,044	$46,173,762	3,467,524	$34,982,620

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Transactions in Capital Shares (continued)

RS Low Duration Bond Fund — continued

	For the Six Months Ended 6/30/10		For the Year Ended 12/31/09
	Shares	Amount	Shares	Amount
Class K
Shares sold	232,533	$2,381,154	114,015	$1,145,440
Shares reinvested	4,071	41,736	27,367	275,326
Shares redeemed	(146,806)	(1,502,621)	(871,698)	(8,858,947)

Net increase/(decrease)	89,798	$920,269	(730,316)	$(7,438,181)

Class Y*
Shares sold	6,506,110	$66,670,856	730,072	$7,428,003
Shares reinvested	19,184	196,677	3,530	35,833
Shares redeemed	(1,231,935)	(12,622,284)	(11,085)	(113,219)

Net increase	5,293,359	$54,245,249	722,517	$7,350,617

*	Inception date was May 12, 2009.

RS High Yield Bond Fund

	For the Six Months Ended 6/30/10		For the Year Ended 12/31/09
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,367,343	$9,063,867	5,141,106	$30,720,388
Shares reinvested	379,181	2,508,305	753,853	4,485,101
Shares redeemed	(2,965,391)	(19,525,476)	(2,296,553)	(13,815,290)

Net increase/(decrease)	(1,218,867)	$(7,953,304)	3,598,406	$21,390,199

Class B
Shares sold	63,104	$408,995	57,260	$331,516
Shares reinvested	16,087	106,321	45,679	269,007
Shares redeemed	(19,007)	(126,044)	(265,393)	(1,695,178)

Net increase/(decrease)	60,184	$389,272	(162,454)	$(1,094,655)

Class C
Shares sold	807,615	$5,345,283	497,834	$3,001,476
Shares reinvested	83,767	553,706	144,621	858,248
Shares redeemed	(304,513)	(2,009,810)	(76,080)	(465,414)

Net increase	586,869	$3,889,179	566,375	$3,394,310

Class K
Shares sold	135,908	$899,160	257,753	$1,494,790
Shares reinvested	96,222	636,763	192,174	1,140,251
Shares redeemed	(133,048)	(877,570)	(202,180)	(1,206,910)

Net increase	99,082	$658,353	247,747	$1,428,131

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RS High Yield Bond Fund — continued

	For the Six Months Ended 6/30/10		For the Year Ended 12/31/09
	Shares	Amount	Shares	Amount
Class Y*
Shares sold	463,378	$3,139,045	174,216	$1,000,001
Shares reinvested	7,674	50,689	9,312	58,145
Shares redeemed	(134,222)	(908,103)	—	—

Net increase	336,830	$2,281,631	183,528	$1,058,146

*	Inception date was May 12, 2009.

RS Tax-Exempt Fund

	For the Six Months Ended 6/30/10		For the Year Ended 12/31/09
	Shares	Amount	Shares	Amount
Class A
Shares sold	5,663,404	$58,061,099	13,010,231	$130,200,709
Shares reinvested	218,018	2,234,582	418,555	4,175,817
Shares redeemed	(6,346,060)	(64,971,909)	(5,780,212)	(58,536,219)

Net increase/(decrease)	(464,638)	$(4,676,228)	7,648,574	$75,840,307

Class C
Shares sold	1,630,143	$16,707,607	3,116,946	$31,247,851
Shares reinvested	42,681	437,515	51,827	518,714
Shares redeemed	(176,168)	(1,803,057)	(152,199)	(1,542,241)

Net increase	1,496,656	$15,342,065	3,016,574	$30,224,324

Class Y*
Shares sold	3,246,299	$33,273,634	230,592	$2,329,154
Shares reinvested	9,667	99,210	3,281	33,141
Shares redeemed	(257,846)	(2,654,740)	(2,519)	(25,566)

Net increase	2,998,120	$30,718,104	231,354	$2,336,729

*	Inception date was May 12, 2009.

RS High Yield Municipal Bond Fund

	For the Six Months Ended 6/30/10		For the Period Ended 12/31/09
	Shares	Amount	Shares	Amount
Class A*
Shares sold	1,050,469	$10,849,184	3,100,000	$31,000,000
Shares reinvested	98,815	1,018,873	12,396	124,824
Shares redeemed	(3,687)	(38,166)	—	—

Net increase	1,145,597	$11,829,891	3,112,396	$31,124,824

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Transactions in Capital Shares (continued)

RS High Yield Municipal Bond Fund — continued

	For the Six Months Ended 6/30/10		For the Period Ended 12/31/09
	Shares	Amount	Shares	Amount
Class C*
Shares sold	621,607	$6,451,942	200,000	$2,000,000
Shares reinvested	8,408	86,925	800	8,053
Shares redeemed	(1,935)	(20,181)	—	—

Net increase	628,080	$6,518,686	200,800	$2,008,053

Class Y*
Shares sold	204,470	$2,117,178	200,000	$2,000,000
Shares reinvested	7,024	72,479	800	8,053

Net increase	211,494	$2,189,657	200,800	$2,008,053

*	Inception date was November 23, 2009.

RS Floating Rate Fund

	For the Six Months Ended 6/30/10		For the Period Ended 12/31/09
	Shares	Amount	Shares	Amount
Class A*
Shares sold	7,112,631	$71,936,638	4,401,001	$44,000,000
Shares reinvested	153,257	1,541,003	3,370	33,794
Shares redeemed	(920,756)	(9,248,095)	—	—

Net increase	6,345,132	$64,229,546	4,404,371	$44,033,794

Class C*
Shares sold	3,315,001	$33,458,731	200,000	$2,000,000
Shares reinvested	21,514	215,483	157	1,577
Shares redeemed	(30,565)	(304,987)	—	—

Net increase	3,305,950	$33,369,227	200,157	$2,001,577

Class K*
Shares sold	11,731	$118,056	200,000	$2,000,000
Shares reinvested	4,890	49,252	157	1,577
Shares redeemed	(1,041)	(10,648)	—	—

Net increase	15,580	$156,660	200,157	$2,001,577

Class Y*
Shares sold	1,625,299	$16,339,938	200,697	$2,007,000
Shares reinvested	11,169	112,145	157	1,577
Shares redeemed	(160,892)	(1,623,760)	—	—

Net increase	1,475,576	$14,828,323	200,854	$2,008,577

*	Inception date was December 7, 2009.

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RS Strategic Income Fund

	For the Six Months Ended 6/30/10		For the Period Ended 12/31/09
	Shares	Amount	Shares	Amount
Class A*
Shares sold	255,505	$2,575,457	4,400,000	$44,000,000
Shares reinvested	120,052	1,212,017	11,330	112,851
Shares redeemed	(25,195)	(253,515)	—	—

Net increase	350,362	$3,533,959	4,411,330	$44,112,851

Class C*
Shares sold	135,876	$1,372,535	200,000	$2,000,000
Shares reinvested	6,349	64,113	515	5,130
Shares redeemed	(911)	(9,190)	—	—

Net increase	141,314	$1,427,458	200,515	$2,005,130

Class K*
Shares sold	—	$—	200,000	$2,000,000
Shares reinvested	5,325	53,759	515	5,130

Net increase	5,325	$53,759	200,515	$2,005,130

Class Y*
Shares sold	20,698	$208,601	200,000	$2,000,000
Shares reinvested	5,606	56,599	515	5,129
Shares redeemed	(6,668)	(67,484)	—	—

Net increase	19,636	$197,716	200,515	$2,005,129

*	Inception date was November 23, 2009.

RS Money Market Fund

	For the Six Months Ended 6/30/10		For the Year Ended 12/31/09
	Shares	Amount	Shares	Amount
Class A
Shares sold	111,615,399	$111,615,399	158,208,530	$158,208,530
Shares reinvested	74,415	74,415	258,449	258,449
Shares redeemed	(120,983,790)	(120,983,790)	(207,606,785)	(207,606,785)

Net decrease	(9,293,976)	$(9,293,976)	(49,139,806)	$(49,139,806)

Class B
Shares sold	425,223	$425,223	730,601	$730,601
Shares reinvested	180	180	794	794
Shares redeemed	(720,189)	(720,189)	(1,274,264)	(1,274,264)

Net decrease	(294,786)	$(294,786)	(542,869)	$(542,869)

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Transactions in Capital Shares (continued)

RS Money Market Fund — continued

	For the Six Months Ended 6/30/10		For the Year Ended 12/31/09
	Shares	Amount	Shares	Amount
Class C
Shares sold	2,841,276	$2,841,276	2,213,745	$2,213,745
Shares reinvested	407	407	3,639	3,639
Shares redeemed	(2,493,031)	(2,493,031)	(7,972,481)	(7,972,481)

Net increase/(decrease)	348,652	$348,652	(5,755,097)	$(5,755,097)

Class K
Shares sold	11,065,372	$11,065,372	23,479,130	$23,479,130
Shares reinvested	4,405	4,405	12,916	12,916
Shares redeemed	(9,430,064)	(9,430,064)	(20,952,662)	(20,952,662)

Net increase	1,639,713	$1,639,713	2,539,384	$2,539,384

b. Shareholder Concentration As of June 30, 2010, the number of shareholders and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders) who owned of record 5% or more of the net assets of a Fund is summarized in the following table:

Fund	Number of Shareholders	Percentage of Net Assets
RS Investment Quality Bond Fund	4	53.97%
RS Low Duration Bond Fund	3	25.78%
RS High Yield Bond Fund	2	77.18%
RS Tax-Exempt Fund	2	37.19%
RS High Yield Municipal Bond Fund	1	65.75%
RS Floating Rate Fund	2	37.02%
RS Strategic Income Fund	1	93.10%
RS Money Market Fund	2	78.43%

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Note 5 Investments

a. Investment Purchases and Sales The cost of investments and U.S. government agency obligations purchased and the proceeds from investments and U.S. government agency obligations sold (excluding short-term investments) for the six months ended June 30, 2010, were as follows:

	Cost of Investments Purchased		Proceeds from Investments Sold
Fund	Investments	U.S. Government Agency Obligations	Investments	U.S. Government Agency Obligations
RS Investment Quality Bond Fund	$61,285,861	$38,480,494	$40,193,189	$53,395,643
RS Low Duration Bond Fund	293,564,557	243,224,283	32,709,354	247,705,233
RS High Yield Bond Fund	59,321,889	—	59,058,113	—
RS Tax-Exempt Fund	75,744,431	—	32,361,009	—
RS High Yield Municipal Bond Fund	21,981,051	—	3,018,966	—
RS Floating Rate Fund	134,960,819	—	14,132,578	—
RS Strategic Income Fund	28,563,104	—	14,816,401	—

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In their normal course of business, some of the Funds may invest a significant portion of their assets in companies within a limited number of industries or sectors. As a result, these Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements

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remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

e. Loans Floating rate loans in which the Funds invest are primarily “senior” loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the Funds’ floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or become illiquid. See note 5(j) regarding below investment grade securities.

The Funds may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

f. Municipal Obligations The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payment of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

g. Securities Purchased on a When-Issued, Delayed Delivery, and TBA Basis The Funds may purchase securities on a when-issued, delayed delivery, and to be announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Assets have been segregated for these securities.

h. Payment In-Kind Securities Certain Funds may invest in payment in-kind securities. Payment in-kind securities give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds.

i. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to a Fund. Restricted and illiquid securities are valued according to the guidelines and procedures adopted by the Trust’s Board of Trustees and are noted on each Fund’s schedule of investments.

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j. Below Investment Grade Securities RS High Yield Bond Fund, RS High Yield Municipal Bond Fund and RS Floating Rate Fund invest primarily in below investment grade securities (i.e. lower-quality debt), which are subject to certain risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment-grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market economy in general, than higher quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Note 6 Review for Subsequent Events

The Trust evaluated the possibility of subsequent events existing in the Funds’ financial statements through August 20, 2010, the date the financial statements were available to be issued. The Trust determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

Note 7 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

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Supplemental Information (unaudited)

Approval of the Investment Advisory Agreements for RS Investment Trust

The Board of Trustees of the RS Investment Trust, including all the disinterested Trustees, met in person on August 11 - 12, 2009, to consider the continuation of the Advisory Agreements for the one-year period commencing August 31, 2009. During the previous several weeks, the Trustees met with the independent Trustees’ counsel and independent consultants in preparation for this meeting. In an executive session immediately prior to the meeting, the disinterested Trustees (i) had confirmed their receipt of all the information they had requested from RS Investments, (ii) had reviewed again the memorandum prepared by counsel regarding the fiduciary duties of the disinterested Trustees, and (iii) had reviewed the conclusions they had reached relating to annual renewal matters. The independent Trustees’ counsel stated that at this time the disinterested Trustees had no further requests for information from RS Investments. The Chair of the Board of Trustees, who is an independent Trustee, thanked RS Investments for providing complete responses to all of the Trustees’ questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The independent Trustees’ counsel summarized for the Trustees the steps the Trustees had taken in connection with consideration of the annual continuation of the Funds’ investment advisory arrangements, including the materials they had reviewed. He noted that the review had encompassed the Advisory Agreements for all of the Funds, and the distribution agreements and Rule 12b-1 plans for all of the Funds. In the discussion, the Chair stated that the Trustees had found the assistance of independent consultants helpful in their review of the written materials relating to Fund performance and expenses.

The independent Trustees’ counsel noted that the Trustees had been assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The independent Trustees’ counsel noted that the Chief Compliance Officer had concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The independent Trustees’ counsel reported that the Trustees had considered the nature, extent, and quality of the services provided by RS Investments. He said that, in this regard, the Trustees had taken into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. He said that the Trustees had considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers.

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The independent Trustees’ counsel noted that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. The independent Trustees’ counsel stated that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The independent Trustees’ counsel noted in this regard that the Trustees had reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. He said that the Trustees had been aided by an analysis prepared by an independent consultant retained by the independent Trustees to compare the Funds’ advisory fees, expenses and performance to the Funds’ peers. He noted that, in his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The independent Trustees’ counsel said that the Trustees had reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. He said that the Trustees had considered the total expense ratios of the Funds and noted that the Funds’ renegotiated custodial arrangements had resulted in savings for several of the Funds in the prior year. The independent Trustees’ counsel said that the outside consultant’s report noted that, for a number of the Funds that had been identified as having high expense issues because of limited assets, RS Investments was considering proposing that those Funds be reorganized into another Fund or liquidated.

The independent Trustees’ counsel said that the Trustees had considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including for institutional separate accounts and for mutual funds for which RS Investments serves as sub-adviser. He said that the Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. He said that the Chief Compliance Officer had noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The independent Trustees’ counsel noted that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The independent Trustees’ counsel also noted that RS Investments had explained that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the

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Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The independent Trustees’ counsel said that the Trustees had reviewed performance information for each Fund for various periods. He said that their review had included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. He said that the Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except for those Funds for which action has been taken or is proposed, such as changes to portfolio management, reorganization, or liquidation (such as the RS Large Cap Value VIP Series), or where the discipline associated with the strategy explains a Fund’s underperformance (such as the RS Global Natural Resources Fund’s lower commodity exposure compared to peer funds, and the high-quality strategy of the RS Money Market Fund).

The independent Trustees’ counsel noted that the Trustees had reviewed the detailed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. He said that the Trustees had considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The independent Trustees’ counsel said that the Trustees had also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2008, and for the five months ended May 31, 2009. He said that the Trustees had considered the statements of the Chief Compliance Officer, in his report, to the effect that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the VIP Funds had been less profitable generally than the retail Funds. The independent Trustees’ counsel said that the Trustees had also noted the statement in the Chief Compliance Officer’s report that the profitability from the Funds to RS Investments had declined in 2008 and that the trend had continued so far in 2009, but that RS Investments has stated that it remains committed to providing high-quality services to the Funds. He said that the Trustees had also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. He said that the Trustees had also taken into account that the Chief Compliance Officer had noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. As to the profitability of the Funds’ sub-advisers, he said that the Trustees had considered information provided by RS Investments that had been requested and collected from those sub-advisers, which shows that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower.
The independent Trustees’ counsel noted that the Trustees had discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and

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whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed various information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that the following factors raised by RS Investments and the Chief Compliance Officer had been taken into account: (1) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (2) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; and (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings. The independent Trustees’ counsel said that the Trustees had taken into account specifically the substantial decline in asset levels of the Funds and the concomitant reduction in revenues and profitability to RS Investments in recent periods, and had determined that, although it may be appropriate to consider breakpoints in the future for certain RS Funds, such a step would not be appropriate at this time.

The independent Trustees’ counsel reported that the Trustees had considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. He said that the Trustees had considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. He said that, on the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees had concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The independent Trustees’ counsel said that the Trustees had reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. He said that, on the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the services provided by them to the Funds was generally acceptable.

The independent Trustees’ counsel said that the Trustees had considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the

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Trustees’ requests. He said that the Trustees had considered generally the continuing favorable interaction of the legacy investment teams at RS Investments and GIS, improvements in control functions between the two firms over the past year, and RS Investments’ increased role in providing administrative services to the Funds and were generally satisfied with the services currently being provided by the two firms.

The independent Trustees’ counsel then said that the Trustees had considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

RS Investments continues to integrate the respective RS Investments and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. RS is continuing its integration work in this regard.

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams. RS Investments acted decisively and effectively to avoid potentially serious problems and disruptions when a key portfolio manager and his team departed in New York.

RS Investments has recommended, discussed, and sought approval from the Boards of Trustees as needed to implement various significant changes affecting the Funds, including liquidations, reorganizations, and expense limitations, both in response to its internal review of various Funds or to concerns expressed by the Boards. In most cases, RS Investments has anticipated issues and addressed them actively with the Boards.

RS Investments has provided all necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

Overall, the independent Trustees noted evidence presented by RS Investments and statements from the Chief Compliance Officer that RS Investments provides (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2009.

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

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A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ Web site at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-766-3863.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

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388 Market Street San Francisco CA 94111

www.RSinvestments.com | 800-766-3863

Six-time winner of Dalbar Service Award EB 015098 (06/10)

2010 Semiannual Report

All data as of June 30, 2010

RS International Funds

Class A, B, C, K, and Y Shares

•	RS International Growth Fund

•	RS Emerging Markets Fund

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

RS Investments

Value | Growth | International | Fixed Income

RS Funds provide clients with access to four deep and experienced investment teams – each pursuing investment opportunities consistent with its particular style. The dedicated research team approach assures that our clients benefit from process consistency, investment excellence, and choice across disciplines.

RS Value Funds	RS Growth Funds	RS Fixed Income Funds
RS Partners Fund*	RS Small Cap Growth Fund	RS Investment Quality Bond Fund
RS Value Fund	RS Select Growth Fund	RS Low Duration Bond Fund
RS Large Cap Alpha Fund	RS Mid Cap Growth Fund	RS High Yield Bond Fund
RS Investors Fund	RS Growth Fund	RS Tax-Exempt Fund
RS Global Natural Resources Fund	RS Technology Fund	RS High Yield Municipal Bond Fund
	RS Small Cap Equity Fund**	RS Floating Rate Fund
RS International Funds		RS Strategic Income Fund
RS International Growth Fund	Other RS Funds	RS Money Market Fund
RS Emerging Markets Fund*	RS S&P 500 Index Fund

*	Currently only offered to certain investors. Please see the prospectus for more information.
**	Closed to new investors.

CEO’S LETTER

Terry R. Otton CEO, RS Investments

Dear Fellow Shareholder,

The first half of the year brought more volatility to the global equity and credit markets, principally driven by the usual suspect: uncertainty. It seems nearly every economic news article highlights an encouraging data point only to be quickly reined in by an equally sobering reminder about the lingering effects of the debt crisis, unemployment, European sovereign debt, impending inflation, or depressed housing prices. Reading between the lines, it appears as if the recovery will continue, but at a much slower rate than any of us would like to see.

While these macroeconomic issues are very real and affect us all in one way or another, they are far less important to our day-to-day business than many realize. Over the long term, the performance we deliver to our shareholders will be more influenced by the successes and challenges of individual companies and securities that we pick than by the economic cycles.

As you will read in the pages that follow, we believe that our portfolio management teams are finding opportunities in companies that are well-positioned to improve their fundamental results either through restructuring, improving cash flow or credit market conditions, owning advantaged assets, de-leveraging, or delivering unique, in-demand products and services to the market. We are confident that these companies do exist — even in today’s uncertain environment — and that our investment teams are finding them.

We manage our own business much like we manage our investment portfolios — we make decisions with the long term squarely in mind. Whether it is investing in people, improving our investment processes, or refining our business systems, we are always seeking ways to enhance the performance of our funds and the service we offer to our clients.

We continue to take advantage of the economic downturn to improve our own competitive position. As many of our peers in the industry have retrenched, we have been able to attract tremendously talented individuals to our organization. We recently hired Leslie Bunim in June. Leslie brings over ten years of investing experience to RS Investments, adding even more depth to an already seasoned RS Growth Team. We are confident that Leslie will prove to be a great addition to the team.

As we continue to invest in our existing investment teams, we are also taking steps to broaden our investment offerings. The highly experienced investment team of Larry Coats, David Carr, and Christy Phillips plans to join RS Investments in the fall and will comprise the RS Core Growth Team. These individuals currently manage a conservative, large cap equity fund with an impressive 17-year track record. In terms of investment style, their “GARP” (Growth at a Reasonable Price) investment strategy will round out our large cap fund offerings by fitting neatly between RS Large Cap Alpha Fund (Value) and RS Growth Fund (Classic Growth). A well-diversified large cap

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CEO’S LETTER

portfolio with allocations to each of these investment styles will offer investors a variety of opportunities, risk profiles, and potential return streams.

Pending approval from their fund’s shareholders, anticipated to occur in September, we will welcome these great investors and their mutual fund to the RS Fund Family. The team will manage their portfolios according to their long-established investment approach, as do our other investment teams, helping to ensure that their research, investment strategy, and insights provide the kind of focused expertise your well-diversified portfolio demands.

If you have not recently visited the RS Investments website, I want to highlight the rich content that we provide on an ongoing basis. Virtually everything you need to know about investing with RS Investments is located on the site: quarterly commentaries, up-to-date performance; information about our Fund Family, detail about the people who manage your money, and much more.

Additionally, we recently launched a new online resource in support of our clients who own or are interested in RS Global Natural Resources Fund. This new site can be accessed from our homepage or at www.RSinvestments.com/GNR.htm.

RS Global Natural Resources Fund seeks long-term capital appreciation with the added potential benefits of inflation protection and participation in emerging market growth dynamics. The RS Hard Assets team’s value-driven, “downside aware” investment approach is predicated on deep, fundamental research. Spending just ten minutes on the site may expand your investment horizons and provide some additional insight into a potentially enriching long-term opportunity.

As you can see, there is always a lot going on at RS Investments — all of it focused on delivering results for you. I would like to thank you for placing your trust and confidence in RS Investments. I assure you, your trust is well placed as we take nothing more seriously.

Sincerely,

Terry R. Otton

CEO, RS Investments

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IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2010. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will change.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. Class B share performance quoted “with sales charge” reflects the maximum contingent deferred sales charge of 3.00%. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1%. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

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RS INTERNATIONAL GROWTH FUND

Investment Style:

International Growth

RS International Growth Fund Commentary

Highlights

•	International equity markets struggled in the first half of 2010 amid concerns relating to Euro zone debt problems and a potential bubble in the Chinese economy.

•	Despite posting a negative absolute return for the period, RS International Growth Fund outperformed its benchmarks, the MSCI EAFE Index[2] and the MSCI EAFE Growth Index[3].

•	We believe that the Fund is currently positioned to benefit from a global market recovery.

Market Overview

Investors were cautious in the first half of 2010 over concerns of a stagnating economic recovery. They were also worried about the large amount of debt taken on by global governments; either because it means that taxes will have to rise, or because the burden will simply be unsustainable, as seems to be the case with Greece. The emerging markets were not immune from these worries. Several influential commentators came to the conclusion that China’s rapid growth portended a bubble, especially in the real estate sector, and many felt that an economic “double dip,” which monetary policy would be powerless to prevent, was unavoidable.

While we believe that the recovery in the developed world may not be vigorous, we are not convinced that it is coming to an end. In our view, the most current data from companies and surveys indicates that a broad-based recovery is still on track, strongest in the industrial sectors and weakest in areas such as housing and government, where debt is highest. We believe the emerging world remains exceptionally robust and expect growth rates of between 8% and 10% in the major developing economies this year.

We also believe that the consensus is too gloomy with respect to Europe. In May, it became clear that a reluctant Germany would support its weaker brethren in the Euro, in return for greater central controls on their future spending, and we feel that the offers to support growth in Europe dwarf Germany’s relatively modest austerity program.

Fund Performance Overview

RS International Growth Fund (Class A Shares) returned -8.65% for the six month period ended June 30, 2010. Despite the negative absolute return, the Fund outperformed the benchmark MSCI EAFE Index, which returned -12.93%, and the benchmark MSCI EAFE Growth Index, which returned -10.48%

The Fund’s technology holdings performed well in share price terms. Nintendo, a laggard for much of last year, recovered during the period as the company’s ability to “think out of the box” as a console maker manifested itself again with the advent of the

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RS INTERNATIONAL GROWTH FUND

3DS. Similarly Baidu, the Chinese search engine, performed well due to strong financial results and the much publicized withdrawal of Google from China. Detracting from relative returns, however, were positions in Petrobras and Banco Santander.

During the first half of the year, we did add to more growth stocks and reduced our positions in several companies that in our view were maturing, or where company-specific developments had dampened our enthusiasm.

Outlook

We remain optimistic about the international landscape as the recovery continues, particularly in corporate profits. Share prices are above the depths of last year’s bottom, but in our view have not kept pace with earnings and consequently we believe they now seem very attractive from a valuation perspective. It is always possible to find, among the plethora of statistics generated by the world economy, some which point in a gloomy direction; but we believe that the general direction is upwards. There are some signs that capital expenditure is beginning to revive in the West, and it would be surprising to us if that did not lead to stabilization in employment.

We believe that as governments start cutting expenditures, it will provide a favorable background for equities, mainly because it will allow monetary policy to remain very loose. Real yields of approximately 3%, which we believe are widely available from shares, compare well with the minimal returns of cash and government bonds. Finally, as we have often reiterated, we believe that the positive influence of the developing world, China in particular, remains very strong.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2010.

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RS INTERNATIONAL GROWTH FUND

Characteristics

Total Net Assets: $47,230,092

Geographical Allocation[1]

Top Ten Holdings[1]

Holding	Country	% of Total Net Assets
Banco Santander S.A.	Spain	3.38%
Standard Chartered PLC	United Kingdom	3.14%
Baidu, Inc., ADR	People’s Republic of China	3.03%
BHP Billiton PLC	United Kingdom	3.02%
Nintendo Co. Ltd.	Japan	2.98%
Petroleo Brasileiro S.A., ADR	Brazil	2.82%
Rakuten, Inc.	Japan	2.71%
British American Tobacco PLC	United Kingdom	2.69%
Atlas Copco AB, Class B	Sweden	2.68%
Industria de Diseno Textil S.A.	Spain	2.38%
Total		28.83%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.
2	The MSCI EAFE Index (Europe, Australasia, and Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.
3	The MSCI EAFE Growth Index (Europe, Australasia, and Far East) generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities within the MSCI EAFE Index classified by MSCI as most representing the growth style. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

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RS INTERNATIONAL GROWTH FUND

Performance Update

Average Annual Total Returns
	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (2/16/93)
without sales charge	-8.65%	12.88%	-9.96%	2.66%	-1.10%	5.19%
with maximum sales charge	-12.96%	7.56%	-11.41%	1.66%	-1.58%	4.90%
Class B Shares (5/1/96)
without sales charge	-9.24%	11.63%	-10.75%	1.65%	-1.99%	2.47%
with sales charge	-11.96%	8.63%	-11.34%	1.47%	-1.99%	2.47%
Class C Shares (8/7/00)
without sales charge	-8.98%	12.12%	-10.62%	1.85%	—	-1.57%
with sales charge	-9.89%	11.12%	-10.62%	1.85%	—	-1.57%
Class K Shares (5/15/01)	-8.83%	12.58%	-10.25%	2.34%	—	1.35%
Class Y Shares (3/10/09)	-9.22%	10.87%	—	—	—	40.78%
MSCI EAFE Index[2]	-12.93%	6.38%	-12.94%	1.35%	0.59%	5.91%
MSCI EAFE Growth Index[3]	-10.48%	8.95%	-11.36%	2.04%	-1.28%	4.13%

*	Since Class A shares inception. Since inception performance for the indices is measured from 1/31/93, the month end prior to the Fund’s commencement of operations.

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RS INTERNATIONAL GROWTH FUND

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS International Growth Fund, in the MSCI EAFE Index, and in the MSCI EAFE Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%. Hypothetical $10,000 investments made 10 years ago in Class B shares and upon the inception of Class C shares (8/7/00), Class K shares (5/15/01) and Class Y shares (3/10/09) would have the following values as of June 30, 2010: $8,181 (Class B), $8,554 (Class C), $11,305 (Class K) and $15,630 (Class Y). While Class B shares, Class C shares, and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian International Growth Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

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RS EMERGING MARKETS FUND

Investment Style:

Emerging Growth

RS Emerging Markets Fund Commentary

Highlights

•	Most emerging markets indices fell in absolute terms during the six month period ended June 30, 2010, after producing very strong returns in 2009.

•	RS Emerging Markets Fund underperformed the benchmark MSCI Emerging Markets Index[2].

•	Despite ongoing volatility, emerging markets generally have outperformed developed market indices.

Market overview

Following a very strong rally in 2009, emerging markets were very volatile during the first six months of 2010. With the axis of debtor and creditor nations seemingly tipped in favor of the emerging markets countries, their market performance held up better than in some developed markets.

Favorable relative returns for emerging markets do however mask quite different performances at the individual country level. The resilience of the Indonesian and Thai stock markets, which delivered positive returns during the first half of 2010, stands in stark contrast to the double digit declines seen in the Taiwanese and Brazilian indices for example. While the latter can be explained by the weakness in commodity markets and concerns that exports to China may slow in the face of tightening measures, we believe that the majority of emerging market economies are in good health.

Since the start of the year, countries from Russia to Brazil have seen notable upgrades to GDP growth forecasts. Company results across regions have also tended to beat expectations. Nevertheless, emerging market governments face an ongoing challenge in negotiating an exit from a period of very loose monetary policy and we are keeping a close eye on a myriad of different factors that could impact our ongoing bullishness on emerging markets.

Fund Performance Overview

RS Emerging Markets Fund (Class A Shares) returned -6.75% during the six month period ended June 30, 2010, underperforming the MSCI Emerging Markets Index, which returned -6.04%.

Stock selection, and the overweight position, in Indonesia aided relative returns. This country is frequently ignored on the basis that it is too small to matter, less interesting than Brazil, China, and India, or that it is more ‘risky’. However, with the President focused on macro stability and tackling corruption, and infrastructure spending on the rise, we believe that there are a number of attractive investment opportunities in the country.

Given the ongoing resilience of the emerging market consumer, the Fund benefited from its consumer discretionary sector exposure with holdings in companies such as Mahindra

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RS EMERGING MARKETS FUND

& Mahindra (Indian autos) and Hero Honda (Indian motorcycles). Detractors for the period included SINA Corp. (Chinese online media) and Lonmin (platinum metals producer).

The Fund retains its pro-cyclical bias with overweight exposure to the consumer sector as well as the information technology and financials sectors. We have, however, been trimming some of our bank holdings given strong share price performance and thus less attractive relative valuations.

Outlook

Emerging market economies experienced a strong post-crisis rebound, however, various global headwinds remain. We continue to monitor the implications of domestic policy cycles shifting to a tighter stance in these countries. In selected emerging economies, we believe inflation is a valid concern. China, India, and Brazil are facing rising inflationary pressures, often a by-product of food and fuel price surges. Policy makers and market participants are alert to such pressures given the strength of domestic demand; however, the structural supports to growth should not be overlooked. In China, policy remains supportive of investment in public goods and infrastructure, including social housing. In much of the emerging universe, household, corporate and financial sector balance sheets remain strong.

Our central case is that we believe China will continue to grow; however, the mix of that growth is likely to shift and government policy will change according to various events. After considerable speculation, the government has signalled that it is likely to enhance its currency’s flexibility with resumption of the crawling peg. While China should continue to grow at a rapid rate, we believe it does not necessarily follow that those companies with significant exposure to the country will perform well, so we believe that stock picking will remain important.

Overall, we remain optimistic on emerging market countries. In broad terms, we believe the growth and recovery in the major emerging regions remain on course, central bank policy has been prudent, and despite sporadic political concerns, be they in Colombia, Indonesia or Korea, we believe that rationality has typically prevailed. Against the backdrop of valuations that we believe are reasonable, we see little reason to adjust our bullish stance on emerging markets.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. These risks are even greater when investing in emerging markets. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2010.

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RS EMERGING MARKETS FUND

Characteristics

Total Net Assets: $1,707,362,358

Geographical Allocation[1]

Top Ten Holdings[1]

Holding	Country	% of Total Net Assets
iShares MSCI Emerging Markets Index	Other	3.81%
OGX Petroleo e Gas Participacoes S.A.	Brazil	3.12%
Samsung Electronics Co. Ltd.	South Korea	3.07%
Dragon Oil PLC	Other Emerging Markets Countries	2.43%
Cairn Energy PLC	India	2.26%
PT Astra International Tbk	Indonesia	2.03%
Petroleo Brasileiro S.A., ADR	Brazil	1.98%
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	1.96%
Mahindra & Mahindra Ltd.	India	1.88%
China Construction Bank Corp., H shares	People’s Republic of China	1.74%
Total		24.28%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.
2	The MSCI Emerging Markets Index (EM) is a free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

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RS EMERGING MARKETS FUND

Performance Update

Average Annual Total Returns

	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (5/1/97)
without sales charge	-6.75%	26.05%	-0.98%	15.01%	11.83%	9.71%
with maximum sales charge	-11.17%	20.09%	-2.58%	13.89%	11.29%	9.31%
Class B Shares (5/6/97)
without sales charge	-7.15%	25.11%	-1.75%	14.06%	10.87%	8.55%
with sales charge	-9.93%	22.11%	-2.31%	13.94%	10.87%	8.55%
Class C Shares (8/7/00)
without sales charge	-7.13%	25.03%	-1.72%	14.12%	—	11.54%
with sales charge	-8.06%	24.03%	-1.72%	14.12%	—	11.54%
Class K Shares (5/15/01)	-6.96%	25.47%	-1.36%	14.58%	—	15.79%
Class Y Shares (3/10/09)	-6.61%	26.43%	—	—	—	71.07%
MSCI EM Index[2]	-6.04%	23.48%	-2.22%	13.07%	10.34%	7.17%

*	Since Class A shares inception. Since inception performance for the index is measured from 4/30/97, the month end prior to the Fund’s commencement of operations.

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RS EMERGING MARKETS FUND

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Emerging Markets Fund and the MSCI EM Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%. Hypothetical $10,000 investments made 10 years ago in Class B shares and upon the inception of Class C shares (8/7/00), Class K shares (5/15/01) and Class Y shares (3/10/09) would have the following values as of June 30, 2010: $28,074 (Class B), $29,471 (Class C), $38,099 (Class K) and $20,161 (Class Y). While Class B shares, Class C shares, and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Emerging Markets Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

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UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The following tables show the Funds’ expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Based on Actual Return		Beginning Account Value 1/1/10	Ending Account Value 6/30/10	Expenses Paid During Period* 1/1/10-6/30/10	Expense Ratio During Period 1/1/10-6/30/10
RS International Growth Fund	Class A	$1,000.00	$913.50	$7.85	1.65%
	Class B	$1,000.00	$907.60	$14.05	2.97%
	Class C	$1,000.00	$910.20	$11.14	2.35%
	Class K	$1,000.00	$911.70	$9.29	1.96%
	Class Y	$1,000.00	$907.80	$8.49	1.80%

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UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

Based on Actual Return		Beginning Account Value 1/1/10	Ending Account Value 6/30/10	Expenses Paid During Period* 1/1/10-6/30/10	Expense Ratio During Period 1/1/10-6/30/10
RS Emerging Market Fund	Class A	$1,000.00	$932.50	$7.25	1.51%
	Class B	$1,000.00	$928.50	$11.25	2.35%
	Class C	$1,000.00	$928.70	$10.93	2.29%
	Class K	$1,000.00	$930.40	$9.36	1.96%
	Class Y	$1,000.00	$933.90	$5.57	1.16%
Based on Hypothetical Return (5% Return Before Expenses)
RS International Growth Fund	Class A	$1,000.00	$1,016.59	$8.27	1.65%
	Class B	$1,000.00	$1,010.07	$14.80	2.97%
	Class C	$1,000.00	$1,013.13	$11.74	2.35%
	Class K	$1,000.00	$1,015.08	$9.79	1.96%
	Class Y	$1,000.00	$1,015.89	$8.98	1.80%
RS Emerging Market Fund	Class A	$1,000.00	$1,017.29	$7.57	1.51%
	Class B	$1,000.00	$1,013.13	$11.74	2.35%
	Class C	$1,000.00	$1,013.46	$11.41	2.29%
	Class K	$1,000.00	$1,015.10	$9.77	1.96%
	Class Y	$1,000.00	$1,019.04	$5.81	1.16%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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Financial Information

Six-Month Period Ended June 30, 2010

SCHEDULE OF INVESTMENTS — RS INTERNATIONAL GROWTH FUND

June 30, 2010 (unaudited)	Shares	Value
Common Stocks – 92.9%
Australia – 5.5%
Brambles Ltd.	115,086	$524,110
Fortescue Metals Group Ltd.(1)	115,899	393,063
James Hardie Industries N.V.(1)	31,300	162,082
Woodside Petroleum Ltd.	21,431	744,926
Woolworths Ltd.	33,805	765,176

		2,589,357
Brazil – 2.1%
B2W Companhia Global do Varejo	8,600	143,318
BM&F BOVESPA S.A.	53,600	344,465
OGX Petroleo e Gas Participacoes S.A.(1)	53,100	491,874

		979,657
Denmark – 3.9%
Novo Nordisk A/S, Class B	11,893	960,868
Novozymes A/S, Class B	2,712	289,384
Vestas Wind Systems A/S(1)	14,344	596,941

		1,847,193
France – 5.7%
Essilor International S.A.	13,371	794,569
L’Oreal S.A.	7,926	776,035
PPR	8,944	1,111,050

		2,681,654
Germany – 4.9%
Adidas AG	14,268	690,784
Celesio AG	9,365	204,209
Q-Cells SE(1)	12,535	79,878
SAP AG	23,339	1,037,820
TUI AG(1)	36,117	317,377

		2,330,068
Hong Kong – 1.9%
Esprit Holdings Ltd.	10,691	57,561
Hong Kong Exchanges & Clearing Ltd.	36,600	571,762
Li & Fung Ltd.	60,400	270,997

		900,320
India – 0.9%
Housing Development Finance Corp. Ltd.	3,600	227,684
Reliance Capital Ltd.(1)	13,482	218,945

		446,629

18	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INTERNATIONAL GROWTH FUND

June 30, 2010 (unaudited)	Shares	Value
Israel – 1.3%
Teva Pharmaceutical Industries Ltd., ADR	11,700	$608,283

		608,283
Italy – 0.9%
Intesa Sanpaolo	166,497	438,502

		438,502
Japan – 15.6%
Canon, Inc.	24,000	894,467
Hoya Corp.	19,700	419,170
Japan Tobacco, Inc.	184	572,441
Kyocera Corp.	3,100	250,965
Nintendo Co. Ltd.	4,800	1,409,323
Rakuten, Inc.	1,769	1,278,164
Rohm Co. Ltd.	5,200	312,255
SMC Corp.	6,800	909,648
Trend Micro, Inc.	7,000	189,173
Yamada Denki Co. Ltd.	10,090	659,278
Yamaha Motor Co. Ltd.(1)	34,700	458,741

		7,353,625
Luxembourg – 0.1%
Reinet Investments SCA(1)	3,406	48,064

		48,064
Mexico – 0.4%
Wal-Mart de Mexico S.A.B. de C.V., Series V	95,400	211,335

		211,335
People’s Republic of China – 6.4%
Baidu, Inc., ADR(1)	21,000	1,429,680
China Merchants Bank Co. Ltd., H shares	127,500	305,018
CNOOC Ltd.	296,000	501,601
Ports Design Ltd.	38,000	96,652
Tencent Holdings Ltd.	41,000	679,257

		3,012,208
Russia – 1.1%
OAO Gazprom, ADR	26,437	497,763

		497,763
Singapore – 0.7%
Singapore Exchange Ltd.	62,000	325,142

		325,142
South Africa – 0.6%
Impala Platinum Holdings Ltd.	11,300	262,997

		262,997

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	19

SCHEDULE OF INVESTMENTS — RS INTERNATIONAL GROWTH FUND

June 30, 2010 (unaudited)	Shares	Value
South Korea – 1.1%
Samsung Electronics Co. Ltd.	810	$508,043

		508,043
Spain – 5.7%
Banco Santander S.A.	152,025	1,594,161
Industria de Diseno Textil S.A.	19,692	1,122,864

		2,717,025
Sweden – 6.6%
Atlas Copco AB, Class B	96,055	1,268,067
Oriflame Cosmetics S.A.	5,524	286,887
Sandvik AB	61,341	748,234
Svenska Handelsbanken AB, Class A	32,935	805,717

		3,108,905
Switzerland – 5.7%
ABB Ltd. (Reg S)(1)	33,651	585,884
Compagnie Financiere Richemont S.A., Class A	26,576	927,828
Geberit AG	3,062	476,433
Syngenta AG (Reg S)	3,150	727,701

		2,717,846
Taiwan – 1.2%
Taiwan Semiconductor Mfg. Co. Ltd., ADR	57,607	562,244

		562,244
Turkey – 1.2%
Turkiye Garanti Bankasi A.S., ADR	135,298	579,075

		579,075
United Kingdom – 19.4%
Autonomy Corp. PLC(1)	10,400	283,487
BG Group PLC	31,027	461,460
BHP Billiton PLC	55,000	1,426,070
British American Tobacco PLC	40,000	1,269,432
Lloyds Banking Group PLC(1)	402,480	317,744
Meggitt PLC	129,023	601,239
Prudential PLC	75,000	565,696
Rolls-Royce Group PLC(1)	96,000	801,292
SABMiller PLC	30,000	841,215
Signet Jewelers Ltd.(1)	9,906	274,060
Standard Chartered PLC	60,957	1,484,328
Tesco PLC	148,000	834,929

		9,160,952
Total Common Stocks (Cost $43,749,226)		43,886,887

20	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INTERNATIONAL GROWTH FUND

June 30, 2010 (unaudited)	Shares	Value
Preferred Stocks – 5.1%
Brazil – 4.3%
Itau Unibanco Holding S.A., ADR	39,940	$719,320
Petroleo Brasileiro S.A., ADR	44,700	1,332,060

		2,051,380
Germany – 0.8%
Porsche Automobil Holding SE	8,605	367,886

		367,886
Total Preferred Stocks (Cost $3,242,401)		2,419,266

	Principal Amount	Value
Repurchase Agreements – 2.0%

State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 6/30/2010, maturity value of $936,000, due 7/1/2010(2)	$936,000	936,000
Total Repurchase Agreements (Cost $936,000)		936,000
Total Investments - 100.0% (Cost $47,927,627)		47,242,153
Other Liabilities, Net - 0.0%		(12,061)
Total Net Assets - 100.0%		$47,230,092

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	2.50%	4/30/2015	$957,168

Legend:

ADR – American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	21

SCHEDULE OF INVESTMENTS — RS INTERNATIONAL GROWTH FUND

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2		Level 3	Total

Common Stocks	$4,370,274	$39,516,613	*	$—	$43,886,887

Preferred Stocks	2,051,380	367,886	*	—	2,419,266

Repurchase Agreements	—	936,000		—	936,000

Total	$6,421,654	$40,820,499		$—	$47,242,153

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models. These investments in securities were classified as Level 2 rather than Level 1.

22	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS – RS EMERGING MARKETS FUND

June 30, 2010 (unaudited)	Shares	Value
Common Stocks – 86.0%
Brazil – 8.6%
BM&F BOVESPA S.A.	1,312,900	$8,437,474
Itausa-Investimentos Itau S.A., GDR(1)	32,153	194,699
Lojas Renner S.A.	444,400	12,064,044
MercadoLibre, Inc.(2)	208,550	10,959,303
OGX Petroleo e Gas Participacoes S.A.(2)	5,750,300	53,265,937
Petroleo Brasileiro S.A., ADR	986,400	33,853,248
Vale S.A., ADR	1,173,700	28,579,595

		147,354,300
Hungary – 0.1%
MOL Hungarian Oil and Gas PLC(2)	13,375	1,101,765

		1,101,765
India – 10.1%
ACC Ltd.	539,200	10,145,655
Cairn Energy PLC(2)	6,280,000	38,580,623
Hero Honda Motors Ltd.	428,700	18,757,899
Housing Development Finance Corp. Ltd.	327,400	20,706,625
Indiabulls Real Estate Ltd.(2)	496,745	1,669,047
Infrastructure Development Finance Co. Ltd.	3,833,100	14,777,826
IVRCL Infrastructures and Projects Ltd.	152,530	616,918
Jindal Steel & Power Ltd.	559,101	7,468,160
Mahindra & Mahindra Ltd.	2,387,000	32,123,522
Reliance Capital Ltd.(2)	1,281,494	20,811,191
Tata Power Co. Ltd.	261,501	7,277,930

		172,935,396
Indonesia – 6.0%
PT Astra International Tbk	6,546,000	34,585,707
PT Bank Mandiri	32,309,000	21,171,038
PT Bank Rakyat Indonesia	24,589,500	24,964,696
PT Semen Gresik (Persero) Tbk	9,022,500	8,650,374
PT Tambang Batubara Bukit Asam Tbk	6,769,500	12,767,964

		102,139,779
Kazakhstan – 0.4%
KazMunaiGas Exploration Production, GDR	351,000	6,466,082

		6,466,082
Malaysia – 0.6%
Public Bank Berhad	2,764,700	10,182,697

		10,182,697

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	23

SCHEDULE OF INVESTMENTS – RS EMERGING MARKETS FUND

June 30, 2010 (unaudited)	Shares	Value
Mexico – 3.3%
America Movil S.A.B. de C.V., ADR, Series L	594,700	$28,248,250
Grupo Financiero Banorte S.A.B. de C.V.	1,941,546	7,356,018
Wal-Mart de Mexico S.A.B. de C.V.	9,214,844	20,413,227

		56,017,495
People’s Republic of China – 17.7%
Alibaba.com Ltd.	1,735,500	3,424,331
Baidu, Inc., ADR(2)	320,000	21,785,600
Bank of China Ltd., H shares	47,883,000	24,157,084
BYD Co. Ltd., H shares	2,465,000	18,130,569
China Construction Bank Corp., H shares	36,893,000	29,699,336
China Life Insurance Co. Ltd., H shares	4,529,000	19,777,764
China Longyuan Power Group Corp., H shares(2)	14,724,000	13,498,958
China Merchants Bank Co. Ltd., H shares	6,167,286	14,753,995
China Molybdenum Co. Ltd., H shares	10,399,000	5,826,279
China National Building Material Co. Ltd., H shares	3,820,000	6,083,638
China Shenhua Energy Co. Ltd., H shares	4,193,000	15,127,097
China South Locomotive and Rolling Stock Corp., H shares	17,818,000	12,158,206
China Taiping Insurance Holdings Co. Ltd.(2)	6,309,000	20,466,494
Dongfeng Motor Group Co. Ltd., H shares	6,382,000	7,346,284
Evergrande Real Estate Group Ltd.	11,233,000	3,223,351
Kunlun Energy Co., Ltd.	11,988,000	15,097,758
Parkson Retail Group Ltd.	6,850,000	11,546,253
PetroChina Co. Ltd., H shares	13,716,000	15,136,185
Renhe Commercial Holdings	68,556,000	14,185,860
SINA Corp.(2)	817,823	28,836,439
Want Want China Holdings Ltd.	3,167,000	2,658,452

		302,919,933
Peru – 0.5%
Credicorp Ltd.	96,700	8,789,063

		8,789,063
Russia – 3.5%
Evraz Group S.A., GDR (Reg S)(2)	359,000	8,372,974
LUKOIL, ADR	137,600	7,052,572
Mobile TeleSystems, ADR	402,500	7,711,900
Rosneft Oil Co., GDR (Reg S)	1,723,400	10,509,660
Severstal, GDR (Reg S)(2)	686,900	6,619,073
VimpelCom Ltd., ADR(2)	452,800	7,326,304
X5 Retail Group N.V., GDR (Reg S)(2)	373,920	12,548,419

		60,140,902

24	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS EMERGING MARKETS FUND

June 30, 2010 (unaudited)	Shares	Value
South Africa – 5.5%
AngloGold Ashanti Ltd.	158,300	$6,832,062
AngloGold Ashanti Ltd., ADR	205,500	8,873,490
Gold Fields Ltd.	1,806,400	24,225,534
Gold Fields Ltd., ADR	604,500	8,082,165
Lonmin PLC(2)	836,700	17,470,688
Massmart Holdings Ltd.	1,065,801	16,335,016
Naspers Ltd., N shares	349,000	11,752,734

		93,571,689
South Korea – 10.2%
Cheil Industries, Inc.	241,500	18,506,081
GLOVIS Co. Ltd.	137,900	15,004,791
Hyundai Development Co.	380,100	8,468,792
Hyundai Mobis	121,400	20,361,746
KB Financial Group, Inc.	370,540	14,203,080
NHN Corp.(2)	81,600	12,136,291
Samsung Electronics Co. Ltd.	83,500	52,372,357
Samsung Fire & Marine Insurance Co. Ltd.	98,100	15,572,032
Shinsegae Co. Ltd.	42,660	18,432,271

		175,057,441
Taiwan – 9.2%
Advanced Semiconductor Engineering, Inc.	11,816,000	9,303,549
China Life Insurance Co. Ltd.(2)	28,197,264	22,634,470
China Steel Corp.	17,158,000	15,806,473
Evergreen Marine Corp.(2)	21,837,000	13,796,403
Far Eastern Department Stores Ltd.	16,559,474	13,461,957
Hon Hai Precision Industry Co. Ltd.(2)	8,388,605	29,403,498
MediaTek, Inc.	645,186	9,005,357
Polaris Securities Co. Ltd.(2)	12,892,000	5,610,443
Taiwan Cement Corp.	5,072,000	4,276,496
Taiwan Semiconductor Manufacturing Co. Ltd.	17,947,534	33,544,707

		156,843,353
Thailand – 1.9%
Bank of Ayudhya Public Co. Ltd.	37,717,300	22,561,004
Thoresen Thai Agencies Public Co. Ltd.	13,694,200	9,722,306

		32,283,310
Turkey – 3.4%
Turkiye Garanti Bankasi A.S.	6,853,548	28,521,936
Turkiye Is Bankasi	9,341,962	28,911,748

		57,433,684

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	25

SCHEDULE OF INVESTMENTS – RS EMERGING MARKETS FUND

June 30, 2010 (unaudited)	Shares	Value
Other African Countries – 2.6%
Chariot Oil & Gas Ltd.(2)	2,833,894	$4,731,632
First Quantum Minerals Ltd.	98,200	4,939,749
Kenmare Resources PLC(2)	49,705,429	9,365,993
Tullow Oil PLC	1,658,400	24,669,209

		43,706,583
Other Emerging Markets Countries – 2.4%
Dragon Oil PLC(2)	6,851,403	41,564,780

		41,564,780
Total Common Stocks (Cost $1,317,565,318)		1,468,508,252

	Shares	Value
Exchange-Traded Funds – 3.8%
United States – 3.8%
iShares MSCI Emerging Markets Index	1,742,430	65,027,488

		65,027,488
Total Exchange-Traded Funds (Cost $70,804,425)		65,027,488

	Shares	Value
Preferred Stocks – 7.8%
Brazil – 6.6%
All America Latina Logistica (Units)	2,306,590	18,146,027
Banco Bradesco S.A.	1,360,705	21,190,813
Bradespar S.A.	1,389,700	25,245,575
Comp. Lorenz S.A.(2)(3)(4)	4,700,000	—
Compahia Brasileira de Distribuicao Grupo Pao de Acucar, A Shares	133,000	4,640,631
Companhia Energetica de Minas Gerais	1,095,573	15,878,214
Itausa-Investimentos Itau S.A.	4,685,927	27,804,032

		112,905,292
South Korea – 1.2%
Samsung Electronics Co. Ltd.	48,153	20,527,426

		20,527,426
Total Preferred Stocks (Cost $127,170,197)		133,432,718

26	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS EMERGING MARKETS FUND

June 30, 2010 (unaudited)	Principal Amount	Value
Repurchase Agreements – 1.7%

State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 6/30/2010, maturity value of $29,022,000, due 7/1/2010(5)	$29,022,000	$29,022,000
Total Repurchase Agreements (Cost $29,022,000)		29,022,000
Total Investments - 99.3% (Cost $1,544,561,940)		1,695,990,458
Other Assets, Net - 0.7%		11,371,900
Total Net Assets - 100.0%		$1,707,362,358

(1)	Convertible security. Security may be converted into issuer’s preferred stock.
(2)	Non-income producing security.
(3)	Fair valued security. See 1a in Notes to Financial Statements.
(4)	The table below presents securities deemed illiquid by the investment adviser.

Security	Shares	Cost	Value	Acquisition Date	% of Fund’s Net Assets

Comp. Lorenz S.A.	4,700,000	$179,645	$—	6/27/1997	0.00%

(5)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	2.375%	9/30/2014	$29,604,375

ADR — American Depositary Receipt.

GDR — Global Depositary Receipt.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	27

SCHEDULE OF INVESTMENTS – RS EMERGING MARKETS FUND

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2		Level 3	Total

Common Stocks	$305,065,055	$1,163,443,197	*	$—	$1,468,508,252

Exchange-Traded Funds	65,027,488	—		—	65,027,488

Preferred Stocks	112,905,292	20,527,426	*	—	133,432,718

Repurchase Agreements	—	29,022,000		—	29,022,000

Total	$482,997,835	$1,212,992,623		$—	$1,695,990,458

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models. These investments in securities were classified as Level 2 rather than Level 1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities

Balance as of 12/31/2009	$522,000

Change in unrealized appreciation/depreciation	1,826,600

Net realized gain/loss	(1,849,777)

Net purchases/sales	(498,823)

Net transfers in and/or out of Level 3	—

Balance as of 6/30/2010	$—

All net realized gains/losses and change in unrealized appreciation/depreciation in the table above are reflected on the accompanying Statement of Operations. Changes in net unrealized appreciation/depreciation for Level 3 investments held by the Fund during the six months ended June 30, 2010 approximate the change in unrealized appreciation/depreciation in the table above.

28	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Statement of Assets and Liabilities As of June 30, 2010 (unaudited)	RS International Growth	RS Emerging Markets
Assets
Investments, at value	$47,242,153	$1,695,990,458
Cash and cash equivalents	635	750
Foreign currency, at value	44,700	16,390,126
Receivable for fund shares subscribed	143,729	5,922,709
Dividends receivable	93,466	5,085,071
Receivable for investments sold	21,806	2,912,142

Total Assets	47,546,489	1,726,301,256

Liabilities
Payable for investments purchased	125,115	9,350,918
Payable for fund shares redeemed	114,957	5,391,268
Payable to adviser	31,932	1,426,028
Payable to distributor	5,193	81,811
Accrued foreign capital gains tax	4,937	2,671,529
Accrued trustees’ fees	620	15,120
Accrued expenses/other liabilities	33,643	2,224

Total Liabilities	316,397	18,938,898

Total Net Assets	$47,230,092	$1,707,362,358

Net Assets Consist of:
Paid-in capital	$64,880,042	$1,679,965,282
Accumulated undistributed net investment income/(loss)	835,296	(13,173,116)
Accumulated net realized loss from investments, foreign currency transactions and foreign capital gains tax	(17,793,975)	(106,641,203)
Net unrealized appreciation/(depreciation) on investments, foreign capital gains tax and translation of assets and liabilities in foreign currencies	(691,271)	147,211,395

Total Net Assets	$47,230,092	$1,707,362,358

Investments, at Cost	$47,927,627	$1,544,561,940

Foreign Currency, at Cost	$44,627	$16,397,442

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	29

FINANCIAL INFORMATION

Statement of Assets and Liabilities (continued) As of June 30, 2010 (unaudited)	RS International Growth	RS Emerging Markets
Pricing of Shares
Net Assets:
Class A	$24,725,727	$1,162,080,235
Class B	557,122	5,860,347
Class C	7,565,767	89,276,903
Class K	13,706,548	34,230,275
Class Y	674,928	415,914,598

Shares of Beneficial Interest Outstanding with no Par Value:
Class A	1,720,478	53,905,472
Class B	43,960	322,157
Class C	592,278	4,896,633
Class K	975,412	1,641,851
Class Y	46,923	19,251,961

Net Asset Value Per Share:
Class A	$14.37	$21.56
Class B	12.67	18.19
Class C	12.77	18.23
Class K	14.05	20.85
Class Y	14.38	21.60
Sales Charge Class A (Load)	4.75%	4.75%
Maximum Offering Price Per Class A Share	$15.09	$22.64

30	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Statement of Operations For the Six-Month Period Ended June 30, 2010 (unaudited)	RS International Growth	RS Emerging Markets
Investment Income
Dividends	$708,167	$15,721,300
Interest	—	38,841
Withholding taxes on foreign dividends	(64,883)	(1,436,148)

Total Investment Income	643,284	14,323,993

Expenses
Investment advisory fees	201,502	7,988,012
Distribution fees	123,963	2,105,049
Custodian fees	46,820	530,842
Transfer agent fees	40,518	961,801
Registration fees	27,100	69,414
Professional fees	23,655	94,324
Shareholder reports	4,759	145,464
Administrative service fees	3,963	109,626
Trustees’ fees	1,302	39,783
Insurance expense	1,160	21,987
Other expenses	871	24,804

Total Expenses	475,613	12,091,106

Less: Fee waiver by distributor	(4,529)	—
Less: Custody credits	(11)	(158)

Total Expenses, Net	471,073	12,090,948

Net Investment Income	172,211	2,233,045

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments, Foreign Currency Transactions and Foreign Capital Gains Tax
Net realized gain from investments	746,989	29,906,115
Net realized loss from foreign currency transactions	(19,544)	(891,401)
Foreign capital gains tax	—	(111,883)
Net change in unrealized appreciation/depreciation on investments	(5,504,429)	(149,835,082)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	(2,302)	(86,514)
Net change in accrued foreign capital gains tax	(901)	(701,404)

Net Loss on Investments, Foreign Currency Transactions and Foreign Capital Gains Tax	(4,780,187)	(121,720,169)

Net Decrease in Net Assets Resulting from Operations	$(4,607,976)	$(119,487,124)

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	31

FINANCIAL INFORMATION

Statement of Changes in Net Assets Six-month-ended numbers are unaudited	RS International Growth

	For the Six Months Ended 6/30/10	For the Year Ended 12/31/09

Operations
Net investment income/(loss)	$172,211	$223,157
Net realized gain/(loss) from investments, foreign currency transactions and foreign capital gains tax	727,445	(2,629,382)
Net change in unrealized appreciation/depreciation on investments, foreign capital gains tax and translation of assets and liabilities in foreign currencies	(5,507,632)	15,847,729

Net Increase/(Decrease) in Net Assets Resulting from Operations	(4,607,976)	13,441,504

Distributions to Shareholders
Net investment income
Class A	—	—
Class B	—	—
Class C	—	—
Class K	—	—
Class Y	—	—
Net realized gain on investments

Total Distributions	—	—

Capital Share Transactions
Proceeds from sales of shares	4,952,394	5,049,328
Reinvestment of distributions	—	—
Cost of shares redeemed	(5,041,739)	(10,060,032)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(89,345)	(5,010,704)

Increase from Regulatory Settlements	—	710,395

Net Increase/(Decrease) in Net Assets	(4,697,321)	9,141,195

Net Assets
Beginning of period	51,927,413	42,786,218

End of period	$47,230,092	$51,927,413

Accumulated Undistributed Net Investment Income/(Loss) Included in Net Assets	$835,296	$663,085

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$—

Other Information:
Shares
Sold	318,142	393,482
Reinvested	—	—
Redeemed	(327,059)	(798,033)

Net Increase/(Decrease)	(8,917)	(404,551)

32	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Emerging Markets

For the Six Months Ended 6/30/10	For the Year Ended 12/31/09

$2,233,045	$(1,258,661)
28,902,831	(28,780,256)
(150,623,000)	464,733,917

(119,487,124)	434,695,000

—	(14,332,870)
—	(33,588)
—	(753,293)
—	(99,399)
—	(723,535)

—	(15,942,685)

1,027,908,206	820,672,869
—	13,550,493
(540,050,503)	(333,667,604)

487,857,703	500,555,758

—	13,384

368,370,579	919,321,457

1,338,991,779	419,670,322

$1,707,362,358	$1,338,991,779

$—	$—

$(13,173,116)	$(15,406,161)

45,351,533	41,991,388
—	613,545
(23,948,491)	(19,107,345)

21,403,042	23,497,588

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	33

FINANCIAL INFORMATION

The financial highlights table is intended to help you understand each Fund’s financial performance for the past six reporting periods (or, if shorter, the period of each Fund’s share class inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/ (Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Returns of Capital	Total Distributions
RS International Growth Fund
Class A
Six Months Ended 6/30/10[1]	$15.73	$0.11	$(1.47)	$(1.36)	$—	$—	$—	$—
Year Ended 12/31/09	11.59	0.09 [4]	3.85	3.94	—	—	—	—
Year Ended 12/31/08	20.70	0.27	(9.22)	(8.95)	(0.14)	—	(0.02)	(0.16)
Year Ended 12/31/07	18.59	0.18	2.44	2.62	(0.51)	—	—	(0.51)
Year Ended 12/31/06	15.28	0.06	3.35	3.41	(0.10)	—	—	(0.10)
Year Ended 12/31/05	13.26	0.07	2.00	2.07	(0.05)	—	—	(0.05)

Class B
Six Months Ended 6/30/10[1]	$13.96	$(2.30)	$1.01	$(1.29)	$—	$—	$—	$—
Year Ended 12/31/09	10.36	(0.01)[4]	3.41	3.40	—	—	—	—
Year Ended 12/31/08	18.45	(0.71)	(7.36)	(8.07)	—	—	(0.02)	(0.02)
Year Ended 12/31/07	16.61	(0.32)	2.52	2.20	(0.36)	—	—	(0.36)
Year Ended 12/31/06	13.74	(0.50)	3.37	2.87	—	—	—	—
Year Ended 12/31/05	12.02	(0.46)	2.18	1.72	—	—	—	—

Class C
Six Months Ended 6/30/10[1]	$14.03	$0.03	$(1.29)	$(1.26)	$—	$—	$—	$—
Year Ended 12/31/09	10.41	— [4,7]	3.42	3.42	—	—	—	—
Year Ended 12/31/08	18.60	0.12	(8.25)	(8.13)	(0.04)	—	(0.02)	(0.06)
Year Ended 12/31/07	16.76	—	2.23	2.23	(0.39)	—	—	(0.39)
Year Ended 12/31/06	13.82	(0.09)	3.03	2.94	—	—	—	—
Year Ended 12/31/05	12.06	(0.06)	1.82	1.76	—	—	—	—

Class K
Six Months Ended 6/30/10[1]	$15.41	$0.04	$(1.40)	$(1.36)	$—	$—	$—	$—
Year Ended 12/31/09	11.37	0.06 [4]	3.78	3.84	—	—	—	—
Year Ended 12/31/08	20.31	0.21	(9.04)	(8.83)	(0.09)	—	(0.02)	(0.11)
Year Ended 12/31/07	18.25	0.05	2.44	2.49	(0.43)	—	—	(0.43)
Year Ended 12/31/06	15.03	0.02	3.29	3.31	(0.09)	—	—	(0.09)
Year Ended 12/31/05	13.06	0.03	1.98	2.01	(0.04)	—	—	(0.04)

Class Y
Six Months Ended 6/30/10[1]	$15.84	$0.11	$(1.57)	$(1.46)	$—	$—	$—	$—
Period From 3/10/09[8] to 12/31/09[1]	9.20	(0.26)[4]	6.70	6.44	—	—	—	—

See notes to Financial Highlights on pages 36-37.

34	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Increase from Regulatory Settlements	Redemption Fees		Net Asset Value, End of Period	Total Return[2]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]		Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate

$—	$—		$14.37	(8.65)%		$24,726	1.65%		1.65%		0.89%		0.89%		14%
0.20	—		15.73	35.72%	[5]	28,303	1.73%		1.75%		0.71%		0.69%		99%
—	—		11.59	(43.23)%		23,622	1.50%		1.50%		1.42%		1.42%		35%
—	—		20.70	14.17%		48,629	1.52%	[6]	1.52%		0.65%		0.65%		25%
—	0.00	[7]	18.59	22.44%		48,304	1.73%		1.73%		0.37%		0.37%		25%
—	0.00	[7]	15.28	15.63%		39,786	1.86%		1.86%		0.48%		0.48%		28%

$—	$—		$12.67	(9.24)%		$557	2.97%		2.99%		(0.45)%		(0.47)%		14%
0.20	—		13.96	34.75%	[5]	718	2.59%		2.59%		(0.06)%		(0.06)%		99%
—	—		10.36	(43.76)%		2,322	2.35%		2.35%		0.59%		0.59%		35%
—	—		18.45	13.35%		5,338	2.30%		2.30%		(0.13)%		(0.13)%		25%
—	0.00	[7]	16.61	20.89%		5,478	2.97%		2.97%		(0.86)%		(0.86)%		25%
—	0.00	[7]	13.74	14.31%		5,518	3.05%		3.05%		(0.64)%		(0.64)%		28%

$—	$—		$12.77	(8.98)%		$7,565	2.35%		2.35%		0.21%		0.21%		14%
0.20	—		14.03	34.77%	[5]	8,040	2.43%		2.43%		(0.02)%		(0.02)%		99%
—	—		10.41	(43.68)%		5,946	2.23%		2.23%		0.66%		0.66%		35%
—	—		18.60	13.37%		10,317	2.24%		2.24%		(0.10)%		(0.10)%		25%
—	0.00	[7]	16.76	21.27%		9,189	2.65%		2.65%		(0.56)%		(0.56)%		25%
—	0.00	[7]	13.82	14.59%		7,660	2.81%		2.81%		(0.48)%		(0.48)%		28%

$—	$—		$14.05	(8.83)%		$13,707	1.96%		2.02%		0.59%		0.53%		14%
0.20	—		15.41	35.53%	[5]	14,790	1.96%		2.12%		0.45%		0.29%		99%
—	—		11.37	(43.45)%		10,896	1.85%		1.86%		1.04%		1.03%		35%
—	—		20.31	13.71%		17,633	1.96%		1.96%		0.17%		0.17%		25%
—	0.00	[7]	18.25	22.13%		14,560	1.96%		1.97%		0.09%		0.08%		25%
—	0.00	[7]	15.03	15.42%		10,804	2.06%		2.06%		0.25%		0.25%		28%

$—	$—		$14.38	(9.22)%		$675	1.80%		1.80%		1.25%		1.25%		14%
0.20	—		15.84	72.17%	[5]	76	3.69%	[9]	3.69%	[9]	(2.21)%	[9]	(2.21)%	[9]	99%

See notes to Financial Highlights on pages 36-37.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	35

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income /(Loss)	Net Realized and Unrealized Gain/ (Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Emerging Markets Fund
Class A
Six Months Ended 6/30/10[1]	$23.12	$0.03	$(1.59)	$(1.56)	$—	$—	$—
Year Ended 12/31/09	12.14	(0.02)[4]	11.29	11.27	(0.29)	—	(0.29)
Year Ended 12/31/08	27.68	0.07	(15.49)	(15.42)	—	(0.12)	(0.12)
Year Ended 12/31/07	22.01	0.15	9.31	9.46	(0.35)	(3.44)	(3.79)
Year Ended 12/31/06	19.28	0.04	6.59	6.63	(0.03)	(3.87)	(3.90)
Year Ended 12/31/05	14.67	0.10	5.61	5.71	(0.05)	(1.05)	(1.10)
Class B
Six Months Ended 6/30/10[1]	$19.59	$(0.10)	$(1.30)	$(1.40)	$—	$—	$—
Year Ended 12/31/09	10.28	(0.11)[4]	9.52	9.41	(0.10)	—	(0.10)
Year Ended 12/31/08	23.69	(0.52)	(12.77)	(13.29)	—	(0.12)	(0.12)
Year Ended 12/31/07	19.24	0.09	7.97	8.06	(0.17)	(3.44)	(3.61)
Year Ended 12/31/06	17.37	(0.06)	5.80	5.74	—	(3.87)	(3.87)
Year Ended 12/31/05	13.39	(0.04)	5.07	5.03	—	(1.05)	(1.05)
Class C
Six Months Ended 6/30/10[1]	$19.63	$0.02	$(1.42)	$(1.40)	$—	$—	$—
Year Ended 12/31/09	10.35	(0.13)[4]	9.60	9.47	(0.19)	—	(0.19)
Year Ended 12/31/08	23.82	(0.01)	(13.34)	(13.35)	—	(0.12)	(0.12)
Year Ended 12/31/07	19.36	0.10	7.99	8.09	(0.19)	(3.44)	(3.63)
Year Ended 12/31/06	17.44	(0.05)	5.84	5.79	—	(3.87)	(3.87)
Year Ended 12/31/05	13.43	—	5.06	5.06	—	(1.05)	(1.05)
Class K
Six Months Ended 6/30/10[1]	$22.41	$0.03	$(1.59)	$(1.56)	$—	$—	$—
Year Ended 12/31/09	11.71	(0.07)[4]	10.86	10.79	(0.09)	—	(0.09)
Year Ended 12/31/08	26.79	—	(14.96)	(14.96)	—	(0.12)	(0.12)
Year Ended 12/31/07	21.40	0.12	8.93	9.05	(0.22)	(3.44)	(3.66)
Year Ended 12/31/06	18.88	(0.02)	6.43	6.41	(0.02)	(3.87)	(3.89)
Year Ended 12/31/05	14.39	0.07	5.47	5.54	—	(1.05)	(1.05)
Class Y
Six Months Ended 6/30/10[1]	$23.13	$0.34	$(1.87)	$(1.53)	$—	$—	$—
Period From 3/10/09[8] to 12/31/09[1]	10.88	— [4,7]	12.60	12.60	(0.35)	—	(0.35)

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[2]	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

[3]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

[4]	Calculated based on the average shares outstanding during the period.

36	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Redemption Fees		Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—		$21.56	(6.75)%	$1,162,080	1.51%	1.51%	0.17%	0.17%	13%
—		23.12	92.96%	1,174,248	1.61%	1.61%	(0.10)%	(0.10)%	61%
—		12.14	(55.70)%	362,998	1.58%	1.58%	0.41%	0.41%	82%
—		27.68	43.72%	356,732	1.59%	1.59%	0.72%	0.72%	49%
0.00	[7]	22.01	35.79%	174,478	1.75%	1.78%	0.26%	0.23%	56%
0.00	[7]	19.28	39.83%	121,194	1.78%	1.78%	0.78%	0.78%	38%

$—		$18.19	(7.15)%	$5,860	2.35%	2.35%	(0.67)%	(0.67)%	13%
—		19.59	91.62%	6,449	2.32%	2.33%	(0.76)%	(0.77)%	61%
—		10.28	(56.09)%	4,688	2.31%	2.31%	(0.39)%	(0.39)%	82%
—		23.69	42.70%	24,095	2.33%	2.33%	0.12%	0.12%	49%
0.00	[7]	19.24	34.52%	17,290	2.62%	2.63%	(0.61)%	(0.62)%	56%
0.00	[7]	17.37	38.56%	13,495	2.74%	2.74%	(0.05)%	(0.05)%	38%

$—		18.23	$(7.13)%	$89,277	2.29%	2.29%	(0.55)%	(0.55)%	13%
—		19.63	91.61%	80,180	2.34%	2.34%	(0.86)%	(0.86)%	61%
—		10.35	(56.04)%	28,897	2.31%	2.31%	(0.33)%	(0.33)%	82%
—		23.82	42.64%	50,031	2.33%	2.33%	0.08%	0.08%	49%
0.00	[7]	19.36	34.68%	27,960	2.55%	2.57%	(0.56)%	(0.58)%	56%
0.00	[7]	17.44	38.68%	17,895	2.68%	2.68%	(0.06)%	(0.06)%	38%

$—		$20.85	(6.96)%	$34,230	1.96%	1.96%	(0.15)%	(0.15)%	13%
—		22.41	92.21%	24,569	1.95%	1.95%	(0.40)%	(0.40)%	61%
—		11.71	(55.83)%	23,087	1.94%	1.94%	0.01%	0.01%	82%
—		26.79	43.06%	48,668	2.02%	2.02%	0.43%	0.43%	49%
0.00	[7]	21.40	35.39%	32,354	2.06%	2.08%	(0.06)%	(0.08)%	56%
0.00	[7]	18.88	39.44%	22,522	2.12%	2.12%	0.49%	0.49%	38%

$—		$21.60	(6.61)%	$415,915	1.16%	1.16%	1.19%	1.19%	13%
—		23.13	115.89%	53,546	1.22%	1.22%	0.02%	0.02%	61%

[5]

Without the effect of the income from regulatory settlements, the total returns would have been 33.91%, 32.82%, 32.95%, 33.69%, and 69.89% for Class A, Class B, Class C, Class K and Class Y, respectively.

[6]	Includes effect of overdraft expenses. In absence of this expense, Net Ratio of Expenses to Average Net Assets would be 1.51%.

[7]	Rounds to $0.00 per share.

[8]	Inception date.

[9]	Ratios have been annualized using the period from May 23, 2009 through December 31, 2009, to reflect the initial date when significant capital shares were sold.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	37

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Notes to Financial Statements

June 30, 2010 (unaudited)

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to two series offered by the Trust: RS International Growth Fund and RS Emerging Markets Fund (each a “Fund,” collectively the “Funds”). Both of the Funds are diversified funds. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Funds offer Class A, B, C, K and Y shares. The classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, except for certain differences, including class-specific expenses and voting rights with respect to matters affecting fewer than all classes or in which the interests of one class differ from the interests of any other class.

The Trust has an unlimited number of authorized shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of a Fund, as applicable.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts are valued at the current cost of covering or offsetting such contracts.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

38	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, the values of a Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Funds have adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Funds’ investment portfolios into two categories: investments and financial instruments (e.g. futures).

www.RSinvestments.com	39

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

For the six months ended June 30, 2010, there were no significant transfers between level 1 and level 2.

b. Federal Income Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2010, the Trust has reviewed the tax positions for open periods, as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of

40	www.RSinvestments.com

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Operations. For the six months ended June 30, 2010, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state authorities for tax years before 2005.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Forward Foreign Currency Contracts The Funds may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a Fund’s counterparty to meet the terms of a contract and from unanticipated movements in the value of a currency relative to another currency. Fluctuations in the values of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Funds. When a forward contract is closed, a Fund will record a realized gain or loss equal to the increase or decrease in the value of such forward contract between the time it was opened and the time it was closed. Such amounts are recorded as net realized gains or losses on foreign currency related transactions.

f. Foreign Capital Gains Tax Gains realized by the Funds on the sale of securities in certain foreign countries are subject to non-U.S. taxes. The Funds record a liability based on unrealized gains to provide for non-U.S. taxes likely to be payable upon the sale of such securities.

g. Investment Income Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Funds are informed of the dividend. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

h. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

i. Custody Credits The Funds have entered into an arrangement with their custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Funds’ custodian expenses. Each Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

j. Distributions to Shareholders Each Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Distributions to shareholders are recorded on the ex-dividend date.

k. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

l. Temporary Borrowings The Funds, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the six months ended June 30, 2010, the Funds borrowed from the facility as follows:

Fund	Amount Outstanding at 6/30/10	Average Borrowing*	Average Interest Rate*
RS International Growth Fund	$—	$68,107	1.42%
RS Emerging Markets Fund	—	—	—%
*	For the six months ended June 30, 2010, based on the number of days borrowings were outstanding.

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance

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Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Funds, at the following annual rates:

Fund	Investment Advisory Fee Percentage
RS International Growth Fund	0.80%
RS Emerging Markets Fund	1.00%

RS Investments has entered into a Sub-Advisory Services Agreement with Guardian Baillie Gifford Limited (“GBG”), a Scottish company owned jointly by The Guardian Insurance & Annuity Company, Inc. (“GIAC”), a wholly owned subsidiary of Guardian Life and an affiliate of GIS, and Baillie Gifford Overseas Limited (“BG Overseas”). As compensation for GBG’s services, RS Investments pays fees to GBG at annual rates of 0.76% and 0.95% of the average daily net assets of RS International Growth Fund and RS Emerging Markets Fund, respectively. Payment of the sub-investment advisory fees does not represent a separate or additional expense to the Funds. GBG has entered into a Sub-Sub-Investment Advisory Agreement with BG Overseas pursuant to which BG Overseas is responsible for providing day-to-day investment advisory services to the Funds subject to the supervision and direction of the Board of Trustees of the Trust and review by RS Investments. A sub-sub-investment advisory fee payable at the rate of 0.40% of RS International Growth Fund’s average daily net assets and 0.50% of RS Emerging Markets Fund’s average daily net assets is payable by GBG to BG Overseas for its services. Payment of the sub-sub-investment advisory fees does not represent a separate or additional expense to the Funds.

Pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2011, expense limitations have been imposed whereby RS Investments agreed to limit the Funds’ total annual fund operating expenses to the following rates:

Fund	Expense Limitation
	Class A	Class B	Class C	Class K	Class Y
RS International Growth Fund	1.73%	2.97%	2.65%	1.96%	—
RS Emerging Markets Fund	1.65%	2.52%	2.45%	1.96%	—

To satisfy the expense limitations, certain affiliates of RS Investments, including GIS, may waive expenses that would otherwise be charged to the Fund or may reimburse expenses incurred by the Fund.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Funds for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

c. Distribution Fees GIS serves as the principal underwriter for shares of the Funds. The Funds have entered into an agreement with GIS for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of each Fund. For the six months ended June 30, 2010, GIS received distribution fees as follows:

Fund		Annual Rate	Distribution Fees
RS International Growth Fund	Class A	0.25%	$33,745
	Class B	1.00%	3,221
	Class C	1.00%	39,870
	Class K	0.65%	47,127
	Class Y	0.00%	—
RS Emerging Markets Fund	Class A	0.25%	1,521,668
	Class B	1.00%	33,110
	Class C	1.00%	453,256
	Class K	0.65%	97,015
	Class Y	0.00%	—

RS Investments may perform certain services and incur certain expenses with respect to the promotion of the Funds’ shares and the servicing of shareholder accounts. GIS makes payments from the amounts it receives from the Funds pursuant to the distribution plan for any amounts payable with respect to expenses incurred by RS Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Funds or the servicing of shareholder accounts. In addition to payments under the distribution plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Board of Trustees and is reviewed by the Board of Trustees periodically. Such amounts are included in the Statement of Operations under the caption “Transfer agent fees”.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of GIAC and an affiliate of GIS, distributes the Funds’ shares as a retail broker-dealer. For the six months ended June 30, 2010, PAS informed the Trust it received $1,157,102 directly or indirectly from GIS as continuing compensation for its services on behalf of all series in the Trust.

For the six months ended June 30, 2010, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Sales Charges
RS International Growth Fund	$5,490
RS Emerging Markets Fund	82,025

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GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. For the six months ended June 30, 2010, GIS received CDSL charges as follows:

Fund	CDSL
RS International Growth Fund	$725
RS Emerging Markets Fund	44,056

Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the year ended December 31, 2009, which is the most recently completed tax year, was as follows:

Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital
RS International Growth Fund	$—	$—	$—
RS Emerging Markets Fund	15,942,685	—	—

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2009, the Funds made the following reclassifications of permanent book and tax basis differences:

Fund	Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss
RS International Growth Fund	$(407,475)	$444,507	$(37,032)
RS Emerging Markets Fund	(72,703)	2,132,628	(2,059,925)

See the chart below for the tax basis of distributable earnings as of December 31, 2009.

Fund	Undistributed Ordinary Income
RS International Growth Fund	$670,250
RS Emerging Markets Fund	15,134,852

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2009, neither Fund utilized capital loss carryovers.

See the chart for capital loss carryovers available to the Funds at December 31, 2009.

	Expiring
Fund	2010	2011	2016	2017	Total
RS International Growth Fund	$6,389,486	$8,510,520	$—	$3,434,797	$18,334,803
RS Emerging Markets Fund	—	—	36,713,281	67,511,931	104,225,212

In determining its taxable income, current tax law permits the Funds to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2009, the Funds elected to defer net capital and currency losses as follows:

Fund	Deferred Net Capital Losses
RS International Growth Fund	$159,320
RS Emerging Markets Fund	—

b. Tax Basis of Investments The cost of investments (excluding foreign currency related transactions) for federal income tax purposes at June 30, 2010, for each Fund is listed in the chart below. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below:

Fund	Cost of Investments	Net Unrealized Appreciation/ (Depreciation) on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS International Growth Fund	$47,962,083	$(719,930)	$3,963,199	$(4,683,129)
RS Emerging Markets Fund	1,599,601,719	96,388,739	171,166,746	(74,778,007)

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Note 4 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the Funds were as follows:

Transactions in Capital Shares

RS International Growth Fund

	For the Six Months Ended 6/30/10		For the Year Ended 12/31/09
	Shares	Amount	Shares	Amount
Class A
Shares sold	188,729	$2,964,998	235,121	$3,087,474
Shares redeemed	(267,136)	(4,146,738)	(475,169)	(5,911,064)

Net decrease	(78,407)	$(1,181,740)	(240,048)	$(2,823,590)

Class B
Shares sold	2,015	$27,767	5,791	$70,095
Shares redeemed	(9,489)	(131,369)	(178,420)	(2,418,880)

Net decrease	(7,474)	$(103,602)	(172,629)	$(2,348,785)

Class C
Shares sold	21,855	$307,997	15,744	$191,379
Shares redeemed	(2,461)	(34,923)	(14,174)	(152,060)

Net increase	19,394	$273,074	1,570	$39,319

Class K
Shares sold	63,179	$972,265	131,997	$1,638,568
Shares redeemed	(47,703)	(724,566)	(130,270)	(1,578,028)

Net increase	15,476	$247,699	1,727	$60,540

Class Y*
Shares sold	42,364	$679,367	4,829	$61,812
Shares redeemed	(270)	(4,143)	—	—

Net increase	42,094	$675,224	4,829	$61,812

*	Inception date was March 10, 2009.

RS Emerging Markets Fund

	For the Six Months Ended 6/30/10		For the Year Ended 12/31/09
	Shares	Amount	Shares	Amount
Class A
Shares sold	24,020,853	$542,213,815	35,711,045	$701,347,775
Shares reinvested	—	—	547,161	12,190,743
Shares redeemed	(20,904,741)	(475,127,571)	(15,366,746)	(259,522,761)

Net increase	3,116,112	$67,086,244	20,891,460	$454,015,757

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

RS Emerging Markets Fund — continued

	For the Six Months Ended 6/30/10		For the Year Ended 12/31/09
	Shares	Amount	Shares	Amount
Class B
Shares sold	62,096	$1,204,300	146,129	$2,377,698
Shares reinvested	—	—	1,495	28,253
Shares redeemed	(69,113)	(1,247,825)	(274,312)	(5,018,477)

Net decrease	(7,017)	$(43,525)	(126,688)	$(2,612,526)

Class C
Shares sold	1,339,890	$25,459,830	2,888,346	$50,088,100
Shares reinvested	—	—	33,158	627,348
Shares redeemed	(528,354)	(9,770,443)	(1,628,212)	(29,465,946)

Net increase	811,536	$15,689,387	1,293,292	$21,249,502

Class K
Shares sold	784,597	$17,108,454	816,913	$15,118,198
Shares reinvested	—	—	4,543	98,140
Shares redeemed	(239,230)	(5,133,514)	(1,696,849)	(36,689,240)

Net increase/(decrease)	545,367	$11,974,940	(875,393)	$(21,472,902)

Class Y*
Shares sold	19,144,097	$441,921,807	2,428,955	$51,741,098
Shares reinvested	—	—	27,188	606,009
Shares redeemed	(2,207,053)	(48,771,150)	(141,226)	(2,971,180)

Net increase	16,937,044	$393,150,657	2,314,917	$49,375,927

*	Inception date was March 10, 2009.

b. Shareholder Concentration As of June 30, 2010, the number of shareholders and/or omnibus shareholder accounts (which are comprised of individual shareholders) who owned of record 5% or more of the net assets of a Fund is summarized in the following table:

Fund	Number of Shareholders	Percentage of Net Assets
RS International Growth Fund	2	46.12%
RS Emerging Markets Fund	3	31.96%

Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the six months ended June 30, 2010, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
RS International Growth Fund	$7,425,792	$7,064,588
RS Emerging Markets Fund	702,533,177	194,538,146

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b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In their normal course of business, the Funds may invest a significant portion of their assets in companies within a limited number of industries or sectors. As a result, the Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 6 Review for Subsequent Events

The Trust evaluated the possibility of subsequent events existing in the Funds’ financial statements through August 20, 2010, the date the financial statements were available to be issued. The Trust determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

Note 7 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Supplemental Information (unaudited)

Approval of the Investment Advisory Agreements for RS Investment Trust

The Board of Trustees of the RS Investment Trust, including all the disinterested Trustees, met in person on August 11 - 12, 2009, to consider the continuation of the Advisory Agreements for the one-year period commencing August 31, 2009. During the previous several weeks, the Trustees met with the independent Trustees’ counsel and independent consultants in preparation for this meeting. In an executive session immediately prior to the meeting, the disinterested Trustees (i) had confirmed their receipt of all the information they had requested from RS Investments, (ii) had reviewed again the memorandum prepared by counsel regarding the fiduciary duties of the disinterested Trustees, and (iii) had reviewed the conclusions they had reached relating to annual renewal matters. The independent Trustees’ counsel stated that at this time the disinterested Trustees had no further requests for information from RS Investments. The Chair of the Board of Trustees, who is an independent Trustee, thanked RS Investments for providing complete responses to all of the Trustees’ questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The independent Trustees’ counsel summarized for the Trustees the steps the Trustees had taken in connection with consideration of the annual continuation of the Funds’ investment advisory arrangements, including the materials they had reviewed. He noted that the review had encompassed the Advisory Agreements for all of the Funds, and the distribution agreements and Rule 12b-1 plans for all of the Funds. In the discussion, the Chair stated that the Trustees had found the assistance of independent consultants helpful in their review of the written materials relating to Fund performance and expenses.

The independent Trustees’ counsel noted that the Trustees had been assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The independent Trustees’ counsel noted that the Chief Compliance Officer had concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The independent Trustees’ counsel reported that the Trustees had considered the nature, extent, and quality of the services provided by RS Investments. He said that, in this regard, the Trustees had taken into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. He said that the Trustees had considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers.

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The independent Trustees’ counsel noted that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. The independent Trustees’ counsel stated that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The independent Trustees’ counsel noted in this regard that the Trustees had reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. He said that the Trustees had been aided by an analysis prepared by an independent consultant retained by the independent Trustees to compare the Funds’ advisory fees, expenses and performance to the Funds’ peers. He noted that, in his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The independent Trustees’ counsel said that the Trustees had reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. He said that the Trustees had considered the total expense ratios of the Funds and noted that the Funds’ renegotiated custodial arrangements had resulted in savings for several of the Funds in the prior year. The independent Trustees’ counsel said that the outside consultant’s report noted that, for a number of the Funds that had been identified as having high expense issues because of limited assets, RS Investments was considering proposing that those Funds be reorganized into another Fund or liquidated.

The independent Trustees’ counsel said that the Trustees had considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including for institutional separate accounts and for mutual funds for which RS Investments serves as sub-adviser. He said that the Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. He said that the Chief Compliance Officer had noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The independent Trustees’ counsel noted that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The independent Trustees’ counsel also noted that RS Investments had explained that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The independent Trustees’ counsel said that the Trustees had reviewed performance information for each Fund for various periods. He said that their review had included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. He said that the Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except for those Funds for which action has been taken or is proposed, such as changes to portfolio management, reorganization, or liquidation (such as the RS Large Cap Value VIP Series), or where the discipline associated with the strategy explains a Fund’s underperformance (such as the RS Global Natural Resources Fund’s lower commodity exposure compared to peer funds, and the high-quality strategy of the RS Money Market Fund).

The independent Trustees’ counsel noted that the Trustees had reviewed the detailed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. He said that the Trustees had considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The independent Trustees’ counsel said that the Trustees had also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2008, and for the five months ended May 31, 2009. He said that the Trustees had considered the statements of the Chief Compliance Officer, in his report, to the effect that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the VIP Funds had been less profitable generally than the retail Funds. The independent Trustees’ counsel said that the Trustees had also noted the statement in the Chief Compliance Officer’s report that the profitability from the Funds to RS Investments had declined in 2008 and that the trend had continued so far in 2009, but that RS Investments has stated that it remains committed to providing high-quality services to the Funds. He said that the Trustees had also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. He said that the Trustees had also taken into account that the Chief Compliance Officer had noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. As to the profitability of the Funds’ sub-advisers, he said that the Trustees had considered information provided by RS Investments that had been requested and collected from those sub-advisers, which shows that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower.

The independent Trustees’ counsel noted that the Trustees had discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and

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SUPPLEMENTAL INFORMATION (UNAUDITED)

whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed various information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that the following factors raised by RS Investments and the Chief Compliance Officer had been taken into account: (1) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (2) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; and (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings. The independent Trustees’ counsel said that the Trustees had taken into account specifically the substantial decline in asset levels of the Funds and the concomitant reduction in revenues and profitability to RS Investments in recent periods, and had determined that, although it may be appropriate to consider breakpoints in the future for certain RS Funds, such a step would not be appropriate at this time.

The independent Trustees’ counsel reported that the Trustees had considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. He said that the Trustees had considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. He said that, on the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees had concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The independent Trustees’ counsel said that the Trustees had reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. He said that, on the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the services provided by them to the Funds was generally acceptable.

The independent Trustees’ counsel said that the Trustees had considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees’ requests. He said that the Trustees had considered generally the continuing favorable interaction of the legacy investment teams at RS Investments and GIS, improvements in control functions between the two firms over the past year, and RS Investments’ increased role in providing administrative services to the Funds and were generally satisfied with the services currently being provided by the two firms.

The independent Trustees’ counsel then said that the Trustees had considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

RS Investments continues to integrate the respective RS Investments and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. RS is continuing its integration work in this regard.

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams. RS Investments acted decisively and effectively to avoid potentially serious problems and disruptions when a key portfolio manager and his team departed in New York.

RS Investments has recommended, discussed, and sought approval from the Boards of Trustees as needed to implement various significant changes affecting the Funds, including liquidations, reorganizations, and expense limitations, both in response to its internal review of various Funds or to concerns expressed by the Boards. In most cases, RS Investments has anticipated issues and addressed them actively with the Boards.

RS Investments has provided all necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

Overall, the independent Trustees noted evidence presented by RS Investments and statements from the Chief Compliance Officer that RS Investments provides (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2009.

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ Web site at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-766-3863.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

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388 Market Street San Francisco CA 94111

www.RSinvestments.com | 800-766-3863

Six-time winner of Dalbar Service Award EB 015099 (06/10)

Item 2.	Code of Ethics.

Not required.

Item 3.	Audit Committee Financial Expert.

Not required.

Item 4.	Principal Accountant Fees and Services.

Not required.

Item 5.	Audit Committee of Listed registrants.

Not applicable to the registrant.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	None.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c) (2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	RS Investment Trust

By (Signature and Title)*	/s/ TERRY R. OTTON
Terry R. Otton, President
(Principal Executive Officer)

Date: September 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ TERRY R. OTTON
Terry R. Otton, President
(Principal Executive Officer)

Date: September 2, 2010

By (Signature and Title)*	/s/ JAMES E. KLESCEWSKI
James E. Klescewski, Treasurer
(Principal Financial Officer)

Date: September 2, 2010